UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22480

Adviser Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2017

Item 1.	Reports to Stockholders.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

JULY 31, 2017

To Our Shareholders:

Looking back, the expectations we shared for the Funds’ most recently completed fiscal year, from the start of August 2016 through the end of July 2017, largely came to pass. The pace of interest-rate increases by the Federal Reserve (“Fed”) followed the market’s more modest expectations rather than those projected by Federal Open Market Committee members. The European Central Bank’s (“ECB”) commitment to stimulus efforts entrenched euro weakness relative to the U.S. dollar for part of the period; the same can be said for the Bank of Japan (“BOJ”) and the yen. China continued to guide its currency lower, hitting a low near the end of the fiscal period. The global oil supply-demand imbalance persisted throughout the year; the Organization of Petroleum Exporting Countries’ (“OPEC”) agreement to curb production in January temporarily bolstered markets, but prices retraced near the end the fiscal year due to record U.S. inventories and rising U.S. production.

Geopolitical events

Geopolitical threats and an assortment of other noneconomic influences continued in various regions: civil war and domestic struggle in parts of the Middle East and Africa, the suffering of refugees and migrants in bordering countries and Europe, and acts of global terror.

Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping regional interests of extremist groups, nationalist fighters and state actors. Syrian government forces appeared to consolidate gains in and around Aleppo, with assistance from Russia, while Iraqi forces, supported by U.S. military resources, began to make notable progress in reversing Islamic State gains. The U.S. military increased its air support during the period, targeting both Syrian government and extremist positions, while also raising the profile of its involvement in Afghanistan by targeting Islamic State strongholds.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which began to moderate in 2016, remained primarily attributable to oversupply. Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the period, as food shortages and a breakdown of the rule of law appeared to worsen, despite an eventual rebound in the price of oil. Brazil’s prospects also paled, then recovered partially, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders. The OPEC reached an agreement in late 2016 with the cooperation of non-OPEC producers to enact production cuts in pursuit of a balanced market.

It will be interesting to see the ultimate effects of the ensuing Syrian migrant crisis on the European Union (“EU”). Immigration served as one of the key points of contention leading up to Great Britain’s Brexit vote in late June 2016 to leave the European Union. U.K. Prime Minister David Cameron tendered his resignation as a result, and Theresa May was appointed to the office with a mandate to enact a formal withdrawal from the EU. Prime Minister May triggered Article 50 during the second half of the fiscal period and began the formal withdrawal process.

Immigration-driven uncertainty also took center stage in the months leading up to the U.S. presidential election, which Donald Trump ultimately won in November with a tough stance on immigration. President Trump’s early actions following his inauguration in January demonstrated a commitment to follow through on tighter U.S. immigration policy.

A raft of political surprises unfolded late in the fiscal period. The U.K Conservative party relinquished its parliamentary majority and was forced to seek a partner to form a minority government. Emmanuel Macron’s early-May victory in the French presidential election amounted to a significant win for the establishment. In the U.S., a high-profile special prosecutor was appointed to investigate the possibility of collusion between Donald Trump’s presidential campaign and Russia. In Brazil, an ongoing top-level corruption scandal was blown wide open in mid-May as potential evidence emerged of a taped conversation featuring President Michel Temer approving a large hush-money bribe.

Adviser Managed Trust / Annual Report / July 31, 2017	1

LETTER TO SHAREHOLDERS (Continued)

JULY 31, 2017

Economic performance

U.S. economic growth accelerated in the third and fourth quarter of 2016, before slumping early in 2017 as consumer spending weakened and businesses cut back on inventories in a possible setback to President Trump’s assurances to promote growth. The labor market continued to improve throughout the year: the unemployment rate fell, finishing the period at 4.3%, while the labor-force participation rate ended marginally higher than a year ago at 62.9%.

Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate in mid-December 2016, and again in both March and June 2017, representing two of three projected rate increases in 2017.

The ECB held its benchmark interest rate unchanged through the fiscal period, while the Bank of England cut its benchmark rate in August 2016 to a historic low with the hope of stimulating the U.K. economy following the Brexit vote. Quarterly growth in the eurozone expanded at its quickest pace since 2015, emphasizing the area’s notable economic performance at a time that many thought would be plagued by political uncertainty. Year-on-year growth was 2.2% at the end of the second quarter of 2017, with France, Italy and Greece all beating expectations. The U.K. economy grew at 1.7% year-on-year through the second quarter of 2017, but slowed significantly toward the end of the fiscal period as a weakened pound dampened consumer spending.

Japanese GDP grew 2.0% year-on-year at the end of the second quarter of 2017, while the BOJ maintained stimulus to try to rejuvenate the economy. Meanwhile, economic growth in China expanded by 6.9% year-on-year in the second quarter of 2017 after China’s government provided substantial fiscal stimulus early in the period to support the government’s growth targets.

Market developments

For the fiscal period ending July 31, 2017, geopolitical events dominated global equity markets. Market movements were driven by periods of risk-on and risk-off rallies. The first half of the period was marked by continued, but uninspiring, economic expansion and populist movements surprisingly sweeping political elections in the U.K. and the U.S. The second half saw a synchronized global economic recovery.

Markets looked past the surprising Brexit vote in June 2016 and rallied during the summer after investors regained confidence in economic growth. Cyclical stocks outperformed during the summer as the risk-on rally took hold, but this was short-lived after investors positioned defensively into the U.S. presidential elections. Though candidate Trump presented a source of uncertainty to markets, promises of deregulation, corporate-tax reform and fiscally expansionary policies sparked a sharp rally in cyclical assets, and defensive assets that were bid up during prior years sold off. OPEC’s decision to curb output and the Fed’s rate hike also contributed to the sharp rally for traditional value sectors (financials, industrials and energy).

The turn of the calendar year marked the beginning of the reversal of the cyclical rally (dubbed the Trump reflation trade). The first few months saw setbacks for the Trump administration after Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian election meddling plagued the new administration. There was a realization that the growth expected from promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. At the same time, assets such as defensive sectors, technology stocks and bonds that sold off during the reflation trade rallied during this period. U.S. Treasury yields rose across the curve with short-term yields rising more than long-term yields. Yields for 10-year government bonds began the fiscal period around 1.5% and ended around 2.3%, reflecting increased optimism around economic growth, but remained below their late-2016 peak.

The U.K. stunned investors with the British vote to leave the EU and joined the list of frustrations for European equities that included Italian banks with oversized debt. The result was a lack of enthusiasm for stocks in the region despite continued stimulus from the ECB. European stocks experienced a small rally after the Brexit vote as investors looked past the results, and saw an even greater rally after Donald Trump’s surprising victory in the U.S. elections. President Trump’s promises of deregulation and fiscal stimulus, along with the Fed’s three rate increases during the period, sparked a cyclical rally in European stocks, with banks leading the way. At the turn of the year, despite political risk from French and Dutch elections and the possibility of fragmentation in the EU, signs of economic

2	Adviser Managed Trust / Annual Report / July 31, 2017

recovery emerged in the region, and European equities rallied on the back of recovering economic growth and victories for pro-EU parties in elections toward the end of the fiscal period.

Looking back on market performance for the full period, the MSCI ACWI Index, a proxy for global equities, rose 17.06% in U.S. dollar terms. U.S. markets slightly lagged, as the S&P 500 Index returned 16.04%.

Equity market leadership, both in the U.S. and globally, shifted from growth-oriented sectors to financials and commodity-linked sectors, then to technology late in the period. The latter group’s rally in the final fiscal quarter provided a boost to growth stocks, propelling the Russell 1000 Growth Index to 18.05% for the period, while the Russell 1000 Value Index returned 13.76%.

Small-cap stocks outperformed as well. U.S. small caps (Russell 2000 Index) outpaced large caps (Russell 1000 Index), delivering 18.45% and 15.95%, respectively.

After hitting lows early in the fiscal period on the heels of deflationary fears caused by low commodity prices and Brexit-related concerns, rates began to rise. Economic growth exceeded expectations, and Trump’s victory sparked expectations of reflationary fiscal policy. The market began to price in a December 2016 Fed rate hike, causing Treasury yields to rise, particularly those at the front end of the yield curve. The Fed voted to increase the federal-funds rate target range to 1.00-1.25% after a third rate hike during the period in June 2017, and increased its projection for the pace of rate hikes in 2017 from two to three, citing strengthening labor-market conditions and firming inflation as the rationale.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) inched 0.76% higher during the period, as the energy and agriculture sectors dragged down the index, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) eased 0.08%.

Global markets witnessed a significant regime change during the period, as increases made to the U.S. federal-funds rate were expected to launch a cycle of rising interest rates from historically low levels. Investors were also confronted by significant market rotations during the period, starting with a preference for safe-haven and defensive assets, then increasingly in favor of cyclically-sensitive segments.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, fell 1.28% in U.S. dollar terms during the reporting period, while the high-yield market was strong, with the BofA Merrill Lynch US High Yield Constrained Index delivering 11.41%.

U.S. investment-grade corporate debt was positive, as the Bloomberg Barclays Investment Grade US Corporate Index returned 1.55%. U.S. asset-backed securities were marginally positive during the period, while mortgage-backed securities fell, as both faced headwinds late in the period from rising interest-rate expectations.

Emerging-market debt delivered strong performance. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, gained 7.97% in U.S. dollar terms during the reporting period thanks to an impressive rally in the second half of the period. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), advanced by 5.04%.

Our view

At the start of the current calendar year, as the White House was set to change hands, SEI held an optimistic view regarding the path of the U.S. economy, corporate profits and, by extension, the stock market. We saw a great opportunity for the passage of business-friendly tax and regulatory reforms; but our hopes on legislative policy now appear too optimistic. Trump’s unpopularity has emboldened the opposition to put up a unified resistance.

U.S. stock-market sectors that did well immediately following the election have corrected sharply or lagged the overall market meaningfully in the year to date. By contrast, post-election laggards have bounced back sharply. Throughout these gyrations, the U.S. equity market has managed to climb to new record highs. The lack of volatility has brought the widely-watched Chicago Board Options Exchange Market Volatility Index (VIX) to extremely low levels, which we would argue increases the odds of at least a garden-variety correction.

Adviser Managed Trust / Annual Report / July 31, 2017	3

LETTER TO SHAREHOLDERS (Concluded)

JULY 31, 2017

Although our optimism is being tested, we are gamely sticking to our expectation that a major tax bill will be pushed through Congress. Original hopes of a big cut in U.S. corporate tax rates will most likely be replaced by a smaller cut. This fiscal stimulus should still boost economic growth prospects, but could eventually add to inflationary pressures since the country’s economy is edging closer to full employment.

Fed Chair Janet Yellen and a majority of her colleagues might be coming to the same conclusion, as evidenced by the federal funds rate hikes this year and apparent intentions to reduce the size of the Fed’s balance sheet. The pace of quantitative tightening should not be exceptionally disruptive to the bond market, at least during its ramp-up phase. But the Fed’s selling could aggravate upward pressure on bond yields if investors become more concerned about the inflation outlook. With the 10-year Treasury bond currently yielding just 2.30%, however, it is obvious that inflation concerns are not yet paramount.

One of the great puzzles is the lack of upward pressure on the U.S. inflation rate despite a tightening labor market. Wages and salaries continued to rise at a sedate pace, so corporate profit margins remained unusually robust despite the aging economic expansion. The connection between tight labor markets and wage inflation has seemingly been severed by slow economic growth; little visible progress on tax reform and fiscal policy stimulus; weak oil pricing; and the secular disinflationary forces of demographics and disruptive technological change.

We believe this is why investors have returned to strategies emphasizing yield and stability. Unfortunately, it’s hard to see the value in fixed-income yields that are so low in absolute terms and credit spreads that are tight relative to Treasury bonds. We do not think this lack of appeal portends imminent danger since inflation also is still low—but it does increase the vulnerability of fixed-income assets to a negative surprise (as is the case with the VIX and U.S. equities).

The European equity bounce has been strong thus far in 2017, with the MSCI European Economic and Monetary Union Index (Total Return) gaining about 20% in U.S. dollar terms—reflecting the strength of the euro against the greenback. Economic sentiment in the region has risen to the highest level since 2007, suggesting that economic growth may soon accelerate. Perhaps more important for investors, eurozone earnings were beginning to pick up in a recovery that appears to have momentum.

The ECB began tapering purchases in April 2017, as their expansion efforts seem to have finally had a positive impact. Loan growth accelerated to its best pace in six years—an encouraging-yet-slow expansion that argues strongly in favor of ECB President Mario Draghi’s long-standing preference to maintain the current pace of quantitative easing at least through 2017.

The U.K. election result in June means the country is now far more likely to move toward a “soft” Brexit. In our view, U.K services industries and the City of London have more to gain from a hybrid relationship with the European Union than from a complete sundering of the relationship (as is the wish of more hardline Brexiteers).

This latest political surprise comes at a time when the U.K. economy was showing mixed economic results. Inflation has been accelerating over the past year, which can be traced to sterling’s decline since August 2015. This has not been matched by rising incomes—U.K. households are falling behind, even though the unemployment rate has dropped to historical lows.

If a trophy were given out for the most under-rated stock market, we would give our vote to Japan. It is no secret that its economy faces serious demographic issues. Yet Japanese equity prices have outperformed both the U.S. and Europe since 2012, when Prime Minister Shinzo Abe entered office. Governance of large, publicly traded companies in Japan has improved quite a bit. The government has been working hard to open markets that have been protected from competition.

Another factor behind the strong performance of Japanese equities stems from the liquidity infusion into the economy provided by the BOJ through its quantitative and qualitative monetary easing program. As a percentage of gross domestic product, the BOJ’s securities holdings are almost as large as the economy itself.

As rates in the U.S. move up and the differential versus Japanese yields widens, we look for a resumption of the weakening trend in the yen against the U.S. dollar. This should serve as a tailwind for additional price appreciation in Japanese equities.

4	Adviser Managed Trust / Annual Report / July 31, 2017

Developing-market equities have been on a tear this year, with the MSCI Emerging Markets Index climbing about 25% in U.S. dollar terms in the year to date, and a still-substantial 20% when measured in local-currency terms. To be sure, we have seen previous episodes of U.S. equities lagging during this long bull market—but those were typically brief stumbles, lasting a mere few months. Perhaps the current bout of underperformance will prove transitory too. But we no longer view U.S. equities as the best game in town.

Despite the gains, emerging stock markets have remained attractive on a valuation basis relative to developed markets. Investors have also been drawn to the region due to improving global economic fundamentals, with China leading the way and Brazil recording a sharp recovery from recession.

We still have concerns about the sharp increase in debt across developing economies—mostly within the corporate sector, especially in China. But at this point, we expect current trends to hold—moderate global economic growth, rising inflation that leads to commodity-price gains, and a stable or slightly weaker U.S. dollar—all of which provide a favorable macroeconomic backdrop for emerging-market economies and financial markets.

The typical market fluctuations that come with a new administration could present attractive buying opportunities. Our portfolio managers will continue to closely monitor these developments in an effort to anticipate the effects and the opportunities they may present.

On behalf of SEI Investments, I thank you for your continued confidence. We are working every day to maintain that confidence, and look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Head & Chief Investment Officer of Traditional Asset Management

Adviser Managed Trust / Annual Report / July 31, 2017	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JULY 31, 2017

Tactical Offensive Equity Fund

I. Objective

The Tactical Offensive Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund, and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion or all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF“s) that are designed to track the performance of the broad equity market. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Investment Approach

The Fund employs a passive strategy designed to track the performance of one or more indexes that represent broad exposure to the U.S. equity market and issuers located in developed and emerging market countries outside the U.S. (each an Index, and collectively, the Indexes). The passive strategy is implemented by State Street Global Advisors (“SSgA”) Funds’ Management, Inc., as sub-adviser under the general supervision SIMC. SIMC may adjust the Fund’s allocation of assets among the Indexes over time depending on its assessment of the markets.

IV. Return vs. Benchmark

For the full year ended July 31, 2017, the Fund returned 16.87%. The Fund’s primary benchmark—the S&P 500 Index—returned 16.04%.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, SEI also utilizes a blended benchmark (which reflects the Fund’s allocations to various asset classes and global markets) to assess performance. The Fund’s blended benchmark consists of the Russell 1000 Index (60%), MSCI EAFE Index (20%), Russell 2000 Index (10%) and MSCI Emerging Markets Index (10%). The blended benchmark returned 17.59% during the fiscal year.

V. Performance Discussion

The Fund was an active part of the Adviser Managed Strategy for the full period from August 1, 2016 to July 31, 2017. Over the period, the Fund allocated to and sought to passively track the performance of indexes as follows: Russell 1000 Index (60%), MSCI EAFE Index (20%), Russell 2000 Index (10%) and MSCI Emerging Markets Index (10%). During the fiscal year ending July 31, 2017, the Fund performed in line with its blended benchmark, and outperformed the S&P 500 Index.

The Russell 1000 Index returned 15.95% during the fiscal period. Financials and information technology were the best-performing sectors, while real estate and telecommunication services were the weakest. The strong performance from financials and information technology was the result of two distinct periods of performance, with financials leading during the first period that lasted until December 2016. This time was marked by a rally in value stocks encouraged by President Trump’s growth-oriented policies. As noted in the shareholder letter, technology stocks took the reins in December as the market realized such policies would take longer than expected to pass Congress, and expectations for a slow growth environment favored higher-growth stocks. Real estate and

6	Adviser Managed Trust / Annual Report / July 31, 2017

telecommunication services lagged as rates rose and investors rotated out of dividend-yielding stocks.

The Russell 2000 Index returned 18.45% during the period, as the risk-on sentiment that took hold of markets during the year encouraged seeking risk in smaller-capitalization stocks.

Sector performance within the Russell 2000 Index mirrored the Russell 1000 Index, with financials and technology stocks leading and dividend-yielding sectors lagging.

The MSCI EAFE Index returned 17.77% during the period, driven by financials and materials. The Index’s performance was marked by the economic recovery and higher inflation in Europe, which prompted investors to favor cyclical stocks such as financials and materials. Dividend-yielding stocks, such as real estate and telecommunications, lagged here as well.

From a regional point of view, the Pacific region underperformed as economic headwinds plagued both Japan and Australia. The MSCI Emerging Markets Index returned 24.84%, as financial and technology stocks led all sectors. Similar to their U.S. counterparts, emerging-market technology giants concentrated in China, Korea and Taiwan were heavily favored by investors, while financials benefited from renewed growth expectations in developing markets around the world. The risk-on appetite that emboldened investors helped riskier asset classes such as small-cap and emerging-market stocks outperform their U.S. and developed-market peers.

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Tactical Offensive Equity Fund, Class A	16.87%	7.31%‡	11.54%‡	10.24%†‡
S&P 500 Index	16.04%	10.87%	14.78%	12.59%
Blended 60% Russell 1000 Index/10% Russell 2000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index	17.59%	8.23%	12.71%	9.76%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Equity Fund, Class A, versus the S&P 500 Index and a blended benchmark consisting of, 60% Russell 1000 Index/10% Russell 2000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index.

1	For the year ended July 31, 2017. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track an index return. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

2	This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/10/20/10 Blended Benchmark, which consists of the Russell 1000 Index, Russell 2000 Index, MSCI EAFE Index, and the MSCI Emerging Markets Index. The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.

†	The Fund was not an active component of the Adviser Managed Strategy for the period of August 6, 2011 through January 25, 2012.
‡	The Fund was not an active component of the Adviser Managed Strategy for the period of August 28, 2015 through April 14, 2016.

Adviser Managed Trust / Annual Report / July 31, 2017	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JULY 31, 2017

Tactical Offensive Fixed Income Fund

I. Objective

The Tactical Offensive Fixed Income Fund (the “Fund”) seeks to provide total return.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund, and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion or all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Investment Approach

The Fund employs a passive strategy designed to track the performance of one or more U.S. Investment Grade, High Yield and Emerging Market Fixed Income Indexes (each an Index, and collectively, the Indexes) implemented by State Street Global Advisors (SSgA) Funds’ Management, Inc., as sub-adviser under the general supervision of SEI Investments Management Corporation (SIMC). SIMC may adjust the Fund’s allocation of assets among the Indexes over time depending on its assessment of the markets.

IV. Return vs. Benchmark

For the full year ended July 31, 2017, the Fund returned 0.51%. The Fund’s benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index—returned -0.51%.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, SEI also utilizes a blended benchmark (which reflects the Fund’s allocations to various asset classes and global markets) to assess performance. The Fund’s blended benchmark consists of the Bloomberg Barclays U.S. Aggregate Bond Index (76%), Bloomberg Barclays High Yield Very Liquid Index (9.50%), Citi Emerging Markets U.S. Dollar Government Bond Index (9.50%) and Bloomberg Barclays Global Treasury G6 (G7 ex-US) Index Hedged (5%). The blended benchmark returned 0.91% during the fiscal year.

V. Performance Discussion

The Fund maintained strategic allocations intended to track the Bloomberg Barclays U.S. Aggregate Bond Index (76%), Bloomberg Barclays High Yield Very Liquid Index (9.50%), Citi Emerging Markets U.S. Dollar Government Bond Index (9.50%) and Bloomberg Barclays Global Treasury G6 (G7 ex-US) Index Hedged (5%). The Fund performed in line with its blended benchmark, and outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. For the reasons addressed below, the strategic allocation to U.S. dollar-denominated emerging-markets debt and high-yield debt contributed to relative performance while strategic allocations to hedged international bonds detracted from relative performance.

For the period, the Bloomberg Barclays U.S. Aggregate Bond Index returned -0.51%. From a sector perspective, investment-grade corporates, particularly industrials, were among the best performers, while agency

8	Adviser Managed Trust / Annual Report / July 31, 2017

mortgage-backed securities were among the worst performers.

The Bloomberg Barclays High Yield Very Liquid Index returned 10.55% during the fiscal year. After reaching recent lows in 2016, energy and commodities moved higher over the course of the year, supporting the market and lowering default expectations. The sector was also supported by the global demand for yield, with many global sovereign bond yields hitting record lows during the fiscal period.

The Citi Emerging Markets U.S. Dollar Government Bond Index returned 4.50% during the period. The best-performing countries included Ukraine and Ecuador. The worst performers included Philippines and Poland.

The Bloomberg Barclays Global Treasury G6 (G7 ex-US) Index (Hedged) returned -1.81% during the period. As noted in the shareholder letter, the European Central Bank began tapering purchases in April 2017, while rhetoric increased about increased future tapering; European gross domestic product growth surpassed expectations. This led to a reduction in the number of bonds with negative yields and drove up other yields across the curve.

The Fund used foreign-exchange currency forwards to hedge currency exposure to sovereign debt. The associated funding costs did not have a material impact on overall Fund performance.

The Bloomberg Barclays Global G6 (G7 ex-U.S.) Index (Hedged) returned 9.14% during the period. As noted in the shareholder letter, further expansion of global monetary-policy easing, coupled with weak growth and inflation, pulled rates lower across the G6 ex-U.S. countries, resulting in positive returns across the countries (Japan, France, Germany, Italy, U.K. and Canada), particularly in the U.K. and Japan.

Within the international sovereign-bond sleeve, the Fund used foreign-exchange currency forwards to hedge exposure consistent with the Fund’s mandate. The associated funding costs were a minor detractor to overall Fund performance.

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Tactical Offensive Fixed Income Fund, Class A	0.51%	2.62%	2.21%	3.39%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.51%	2.71%	2.02%	3.33%

AVERAGE ANNUAL TOTAL RETURN[1]

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Blended 76% Bloomberg Barclays U.S. Aggregate Bond Index/9.5% Bloomberg Barclays U.S. High Yield Bond Very Liquid Index/9.5% Citi Emerging Markets USD Government Bond Index/5% Bloomberg Barclays Global G6 Hedged (G7 ex-U.S.) Index (Hedged)	0.91%	3.22%	2.77%	4.03%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Fixed Income Fund, Class A, versus the Bloomberg Barclays U.S. Aggregate Bond Index and a blended benchmark consisting of, 76% Bloomberg Barclays U.S. Aggregate Bond Index/9.5% Bloomberg Barclays U.S. High Yield Bond Very Liquid Index/9.5% Citi Emerging Markets USD Government Bond Index/5% Bloomberg Barclays Global G6 (G7 ex-U.S.) Index (Hedged).

1

For the year ended July 31, 2017. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track an index return. Returns shown do not reflect the deduction of

Adviser Managed Trust / Annual Report / July 31, 2017	9

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Concluded)

taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

2	This table compares the Fund’s average annual total returns to those of a broadbased index and the Fund’s 76/9.5/9.5/5 Blended Benchmark, which consists of the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. High Yield Bond Very Liquid Index, Citi Emerging Markets USD Government Bond Index, and the Bloomberg Barclays Global G6 (G7 ex-U.S.) Index (Hedged). The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.

10	Adviser Managed Trust / Annual Report / July 31, 2017

SUMMARY SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Equity Fund

† Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK – 96.8%

Australia – 1.14%
Other Securities ‡	1.4%		$31,044

Austria – 0.1%
Other Securities	0.1		1,092

Belgium – 0.2%
Other Securities	0.2		5,258

Brazil – 0.4%
Other Securities	0.4		9,839

Canada – 0.0%
Other Securities	0.0		666

Chile – 0.1%
Other Securities	0.1		2,441

China – 1.7%
Tencent Holdings	0.5	266,300	10,686
Other Securities (A)	1.2		27,208

			37,894

Colombia – 0.0%
Other Securities	0.0		595

Czech Republic – 0.0%
Other Securities (A)	0.0		466

Denmark – 0.4%
Other Securities (A)	0.4		8,024

Finland – 0.2%
Other Securities	0.2		4,381

France – 1.9%
Other Securities ‡	1.9		42,610

Germany – 1.7%
Other Securities (A)	1.7		39,134

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Greece – 0.0%
Other Securities	0.0%		$855

Hong Kong – 1.4%
Other Securities ‡(A)	1.4		31,217

Hungary – 0.0%
Other Securities	0.0		762

India – 0.2%
Other Securities (A)	0.2		4,497

Indonesia – 0.2%
Other Securities	0.2		5,472

Ireland – 0.6%
Other Securities	0.6		13,074

Israel – 0.1%
Other Securities	0.1		2,560

Italy – 0.5%
Other Securities (A)	0.5		10,392

Japan – 4.5%
Other Securities ‡	4.5		101,973

Luxembourg – 0.1%
Other Securities	0.1		1,135

Macau – 0.0%
Other Securities	0.0		347

Malaysia – 0.2%
Other Securities	0.2		5,176

Mexico – 0.4%
Other Securities ‡	0.4		7,852

Netherlands – 1.3%
Other Securities (A)	1.3		29,119

New Zealand – 0.0%
Other Securities	0.0		704

Norway – 0.1%
Other Securities	0.1		2,965

Pakistan – 0.0%
Other Securities	0.0		135

Panama – 0.0%
Other Securities	0.0		317

Peru – 0.0%
Other Securities	0.0		657

Philippines – 0.1%
Other Securities	0.1		2,628

Adviser Managed Trust / Annual Report / July 31, 2017	11

SUMMARY SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Poland – 0.2%
Other Securities	0.2%		$3,223

Portugal – 0.0%
Other Securities	0.0		670

Qatar – 0.1%
Other Securities	0.1		1,554

Russia – 0.2%
Other Securities	0.2		4,809

Singapore – 0.3%
Other Securities ‡	0.3		6,615

Slovak Republic – 0.0%
Other Securities	0.0		352

South Africa – 0.7%
Other Securities ‡	0.7		15,455

South Korea – 1.5%
Samsung Electronics	0.5	4,631	9,973
Other Securities (A)	1.0		23,751

			33,724

Spain – 0.7%
Other Securities (A)	0.7		15,766

Sweden – 0.6%
Other Securities	0.6		12,379

Switzerland – 1.6%
Nestle	0.4	96,723	8,190
Novartis	0.3	69,483	5,934
Other Securities	0.9		22,785

			36,909

Taiwan – 1.1%
Other Securities	1.1		25,546

Thailand – 0.2%
Other Securities	0.2		5,089

Turkey – 0.1%
Other Securities ‡	0.1		2,690

United Arab Emirates – 0.1%
Other Securities	0.1		1,756

United Kingdom – 3.4%
HSBC Holdings	0.3	625,225	6,240
Other Securities ‡(A)	3.1		70,299

			76,539

United States – 68.2%
3M	0.3	32,500	6,538
AbbVie	0.3	89,154	6,233
Alibaba Group Holding ADR *	0.4	52,000	8,057

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Alphabet, Cl A *	0.7%	16,729	$15,817
Alphabet, Cl C *	0.7	17,000	15,818
Altria Group	0.3	108,600	7,056
Amazon.com *	1.0	22,273	22,001
Amgen	0.3	41,326	7,212
Apple	1.9	292,954	43,571
AT&T	0.6	345,631	13,480
Bank of America	0.6	559,530	13,496
Berkshire Hathaway, Cl B *	0.8	108,043	18,904
Boeing	0.3	32,000	7,759
Celgene *	0.3	43,500	5,890
Chevron	0.5	106,203	11,596
Cisco Systems	0.4	281,759	8,861
Citigroup	0.5	154,800	10,596
Coca-Cola	0.4	215,930	9,898
Comcast, Cl A	0.5	264,644	10,705
ExxonMobil	0.8	238,135	19,060
Facebook, CI A *	1.0	131,088	22,187
General Electric	0.5	488,357	12,507
Home Depot	0.4	67,500	10,098
Honeywell International	0.3	42,738	5,817
Intel	0.4	264,905	9,396
International Business Machines	0.3	48,330	6,992
Johnson & Johnson	0.9	151,479	20,104
JPMorgan Chase	0.8	198,606	18,232
Mastercard, Cl A	0.3	53,000	6,773
McDonald’s	0.3	45,700	7,090
Medtronic	0.3	76,700	6,440
Merck	0.4	153,918	9,832
Microsoft	1.3	421,193	30,621
Oracle	0.4	161,588	8,068
PepsiCo	0.4	80,264	9,360
Pfizer	0.5	332,356	11,021
Philip Morris International	0.4	87,200	10,177
Procter & Gamble	0.6	143,876	13,067
SEI Investments †	0.0	7,700	435
UnitedHealth Group	0.5	53,900	10,339
Verizon Communications	0.5	229,491	11,107
Visa, Cl A	0.5	103,840	10,338
Wal-Mart Stores	0.3	81,600	6,527
Walt Disney	0.4	88,000	9,674
Wells Fargo	0.6	252,360	13,612
Other Securities †‡	44.3		1,004,709

			1,547,071

Total Common Stock (Cost $1,852,941) ($ Thousands)			2,195,428

12	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
EXCHANGE TRADED FUNDS – 0.9%

United States – 0.9%
iShares MSCI India Fund	0.7%	457	$15,719
Other Securities	0.2		3,315

Total Exchange Traded Funds (Cost $15,178) ($ Thousands)			19,034

PREFERRED STOCK – 0.5%

Brazil – 0.3%
Other Securities	0.3		6,583

Chile – 0.0%
Other Securities	0.0		242

Colombia – 0.0%
Other Securities	0.0		365

Germany – 0.1%
Other Securities	0.1		2,259

Mexico – 0.0%
Other Securities	0.0		648

South Korea – 0.1%
Other Securities	0.1		1,903

Total Preferred Stock (Cost $8,635) ($ Thousands)			12,000

RIGHTS – 0.0%

France – 0.0%
Other Securities	0.0		3

Thailand – 0.0%
Other Securities	0.0		–

United States – 0.0%
Other Securities	0.0		19

Total Rights (Cost $–) ($ Thousands)			22

Total Investments – 98.2% (Cost $1,876,754)($ Thousands)			$2,226,484

The open futures contracts held by the Fund at July 31, 2017, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
MSCI EAFE Index E-MINI	102	Sep-2017	$251
MSCI Emerging Markets E-MINI	163	Sep-2017	432
Russell 2000 Index E-MINI	54	Sep-2017	19
Russell 2000 Index E-MINI	11	Sep-2017	9
S&P 500 Index E-MINI	136	Sep-2017	261
S&P Mid Cap 400 Index E-MINI	9	Sep-2017	8

			$980

Percentages are based on a Net Assets of $2,268,322 ($ Thousands).

*	Non-income producing security.
‡	Real Estate Investment Trust.
†	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2017, the value of these securities amounted to $4,957 ($ Thousands), representing 0.2% of the Net Assets of the Fund.

ADR – American Depositary Receipt

Cl – Class

EAFE – Europe, Australasia and Far East

MSCI – Morgan Stanley Capital International

S&P – Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the inputs used as of July 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3‡		Total
Common Stock	$2,195,428	$–	$–		$2,195,428
Exchange Traded Funds	19,034	–	–		19,034
Preferred Stock	12,000	–	–		12,000
Rights	22	–	–	^	22

Total Investments in Securities	$2,226,484	$–	$–		$2,226,484

Other Financial Instruments	Level 1	Level 2	Level 3		Total
Futures Contracts *
Unrealized Appreciation	$980	$–	$–		$980

Total Other Financial Instruments	$980	$–	$–		$980

* Futures contracts are valued at the unrealized appreciation on the instruments.

‡ A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Represents securities in which the fair value is $0 or has been rounded to $0.

For the year period ended July 31, 2017, there were transfers between Level 1 and Level 2 assets and liabilities due to the availability of quoted prices in active markets to determine fair value. For the year period ended July 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2017	13

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund

Sector Weightings (Unaudited)†: †Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS – 30.8%
Consumer Discretionary – 3.7%
1011778 BC ULC / New Red Finance (A)
6.000%, 04/01/2022	$250	$258
4.625%, 01/15/2022	256	262
4.250%, 05/15/2024	215	216
21st Century Fox America
6.650%, 11/15/2037	100	132
6.150%, 02/15/2041	250	317
4.500%, 02/15/2021	100	107
3.000%, 09/15/2022	300	305
24 Hour Fitness Worldwide
8.000%, 06/01/2022 (A)	125	117
Adient Global Holdings
4.875%, 08/15/2026 (A)	200	203
Advance Auto Parts
4.500%, 12/01/2023	100	107
Amazon.com
4.950%, 12/05/2044	100	117
4.800%, 12/05/2034	100	114
2.500%, 11/29/2022	200	203
AMC Entertainment Holdings
5.875%, 11/15/2026	55	56
5.750%, 06/15/2025	88	90
AMC Networks
5.000%, 04/01/2024	150	154
4.750%, 12/15/2022	100	103
4.750%, 08/01/2025	105	106
American Axle & Manufacturing
6.625%, 10/15/2022	100	104
6.250%, 04/01/2025 (A)	130	129
American Honda Finance MTN
2.900%, 02/16/2024	50	51
2.250%, 08/15/2019	200	202
2.000%, 02/14/2020	50	50
1.700%, 02/22/2019	25	25
1.700%, 09/09/2021	150	147
American Tire Distributors
10.250%, 03/01/2022 (A)	160	167
APX Group
8.750%, 12/01/2020	100	103
7.875%, 12/01/2022	158	172
Aramark Services
5.125%, 01/15/2024	183	194

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.000%, 04/01/2025 (A)	$100	$107
Asbury Automotive Group
6.000%, 12/15/2024	100	102
Ashtead Capital
5.625%, 10/01/2024 (A)	200	215
AutoNation
4.500%, 10/01/2025	100	106
AutoZone
3.750%, 06/01/2027	100	101
3.700%, 04/15/2022	80	84
Beazer Homes USA
8.750%, 03/15/2022	105	117
Bed Bath & Beyond
5.165%, 08/01/2044	100	90
Block Financial
4.125%, 10/01/2020	100	104
Board of Trustees of The Leland Stanford Junior University
3.647%, 05/01/2048	25	26
BorgWarner
4.375%, 03/15/2045	50	50
3.375%, 03/15/2025	100	101
Boyd Gaming
6.875%, 05/15/2023	137	147
6.375%, 04/01/2026	100	109
Brookfield Residential Properties (A)
6.500%, 12/15/2020	100	103
6.125%, 07/01/2022	100	105
Cablevision Systems
5.875%, 09/15/2022	100	106
Caesars Entertainment Resort Properties
11.000%, 10/01/2021	150	160
8.000%, 10/01/2020	150	154
Caesars Growth Properties Holdings
9.375%, 05/01/2022	100	108
CBS
5.500%, 05/15/2033	175	192
4.000%, 01/15/2026	235	244
3.500%, 01/15/2025	100	102
CCO Holdings
5.875%, 04/01/2024 (A)	317	340
5.750%, 01/15/2024	300	316
5.750%, 02/15/2026 (A)	400	430
5.500%, 05/01/2026 (A)	300	319
5.250%, 09/30/2022	200	206
5.125%, 02/15/2023	100	104
5.125%, 05/01/2027 (A)	565	584
Cedar Fair
5.375%, 04/15/2027 (A)	110	116
Cengage Learning
9.500%, 06/15/2024 (A)	111	97

14	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Charter Communications Operating
6.834%, 10/23/2055	$35	$42
6.484%, 10/23/2045	165	195
6.384%, 10/23/2035	50	58
5.375%, 05/01/2047 (A)	135	140
4.908%, 07/23/2025	150	161
4.464%, 07/23/2022	250	268
3.750%, 02/15/2028 (A)	200	195
3.579%, 07/23/2020	55	57
Churchill Downs
5.375%, 12/15/2021	100	104
Cinemark
4.875%, 06/01/2023	50	51
Clear Channel Worldwide Holdings
6.500%, 11/15/2022	400	414
Coach
4.125%, 07/15/2027	50	50
Comcast
4.750%, 03/01/2044	200	223
4.600%, 08/15/2045	100	109
4.400%, 08/15/2035	200	217
4.250%, 01/15/2033	100	107
4.200%, 08/15/2034	400	422
3.400%, 07/15/2046	100	91
3.375%, 02/15/2025	150	156
3.375%, 08/15/2025	65	67
3.300%, 02/01/2027	100	102
3.200%, 07/15/2036	100	94
3.000%, 02/01/2024	250	255
2.750%, 03/01/2023	100	101
Council of Europe Development Bank
1.750%, 11/14/2019	50	50
1.625%, 03/10/2020	100	100
CSC Holdings (A)
10.875%, 10/15/2025	253	316
10.125%, 01/15/2023	300	349
6.625%, 10/15/2025	250	276
5.500%, 04/15/2027	85	90
Daimler Finance North America
8.500%, 01/18/2031	50	75
Darden Restaurants
3.850%, 05/01/2027	30	31
Delphi Automotive
3.150%, 11/19/2020	200	205
Diamond Resorts International (A)
10.750%, 09/01/2024	75	81
7.750%, 09/01/2023	145	155
Discovery Communications
6.350%, 06/01/2040	100	111
3.800%, 03/13/2024	100	101
DISH DBS
7.750%, 07/01/2026	326	390

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.875%, 07/15/2022	$200	$218
5.875%, 11/15/2024	360	391
Dollar General
3.875%, 04/15/2027	200	207
3.250%, 04/15/2023	100	102
Dollar Tree
5.750%, 03/01/2023	350	371
5.250%, 03/01/2020	105	108
DR Horton
4.000%, 02/15/2020	55	57
3.750%, 03/01/2019	45	46
ESH Hospitality
5.250%, 05/01/2025 (A)	200	209
Expedia
5.000%, 02/15/2026	100	110
4.500%, 08/15/2024	50	53
Fiat Chrysler Automobiles
5.250%, 04/15/2023	200	208
4.500%, 04/15/2020	200	207
First Quality Finance
4.625%, 05/15/2021 (A)	100	102
Ford Motor
7.450%, 07/16/2031	200	255
5.291%, 12/08/2046	150	155
4.750%, 01/15/2043	125	121
Ford Motor Credit
5.875%, 08/02/2021	250	279
3.219%, 01/09/2022	200	203
2.681%, 01/09/2020	200	202
2.425%, 06/12/2020	200	201
Ford Motor Credit MTN
4.389%, 01/08/2026	200	207
2.943%, 01/08/2019	400	406
General Motors
6.600%, 04/01/2036	100	117
6.250%, 10/02/2043	250	283
5.000%, 04/01/2035	50	51
3.500%, 10/02/2018	150	153
General Motors Financial
4.350%, 01/17/2027	70	72
4.000%, 01/15/2025	100	101
4.000%, 10/06/2026	50	50
3.950%, 04/13/2024	50	51
3.700%, 05/09/2023	35	36
3.450%, 01/14/2022	100	102
3.450%, 04/10/2022	150	153
3.200%, 07/13/2020	100	102
3.200%, 07/06/2021	150	152
3.150%, 06/30/2022	70	70
3.100%, 01/15/2019	150	152
2.400%, 05/09/2019	30	30
2.350%, 10/04/2019	50	50

Adviser Managed Trust / Annual Report / July 31, 2017	15

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
George Washington University
4.868%, 09/15/2045	$50	$56
Goodyear Tire & Rubber
5.125%, 11/15/2023	150	156
4.875%, 03/15/2027	155	157
Gray Television (A)
5.875%, 07/15/2026	125	130
5.125%, 10/15/2024	100	102
Group 1 Automotive
5.000%, 06/01/2022	100	102
Guitar Center
6.500%, 04/15/2019 (A)	100	89
GW Honos Security
8.750%, 05/15/2025 (A)	85	91
Hanesbrands (A)
4.875%, 05/15/2026	50	51
4.625%, 05/15/2024	176	180
Hilton Domestic Operating
4.250%, 09/01/2024 (A)	170	172
Hilton Worldwide Finance (A)
4.875%, 04/01/2027	115	120
4.625%, 04/01/2025	20	21
Home Depot
5.875%, 12/16/2036	200	259
4.400%, 04/01/2021	100	108
4.400%, 03/15/2045	150	163
3.900%, 06/15/2047	150	152
3.500%, 09/15/2056	200	183
3.000%, 04/01/2026	100	101
2.625%, 06/01/2022	150	153
2.000%, 06/15/2019	100	101
2.000%, 04/01/2021	50	50
1.800%, 06/05/2020	71	71
iHeartCommunications
9.000%, 12/15/2019	150	121
9.000%, 09/15/2022	400	296
IHO Verwaltungs GmbH PIK
4.500%, 09/15/2023 (A)	200	206
International Game Technology (A)
6.250%, 02/15/2022	300	328
5.625%, 02/15/2020	200	212
Jack Ohio Finance
6.750%, 11/15/2021 (A)	115	120
Jaguar Holding II
6.375%, 08/01/2023 (A)	152	161
Jaguar Land Rover Automotive (A)
5.625%, 02/01/2023	150	156
4.250%, 11/15/2019	150	154
KFC Holding (A)
5.250%, 06/01/2026	92	98
5.000%, 06/01/2024	162	169
4.750%, 06/01/2027	100	103

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Kohl’s
4.750%, 12/15/2023	$100	$104
L Brands
5.625%, 10/15/2023	100	105
Landry’s
6.750%, 10/15/2024 (A)	100	103
Laureate Education
8.250%, 05/01/2025 (A)	90	98
Lear
5.250%, 01/15/2025	70	75
Lennar
4.750%, 04/01/2021	100	106
4.750%, 11/15/2022	200	212
4.500%, 04/30/2024	110	114
4.125%, 01/15/2022	120	124
Lions Gate Entertainment
5.875%, 11/01/2024 (A)	105	110
Live Nation Entertainment
4.875%, 11/01/2024 (A)	115	118
LKQ
4.750%, 05/15/2023	100	101
Lowe’s
4.625%, 04/15/2020	100	106
4.250%, 09/15/2044	50	53
4.050%, 05/03/2047	200	204
3.700%, 04/15/2046	150	144
3.375%, 09/15/2025	100	103
3.125%, 09/15/2024	100	102
3.100%, 05/03/2027	200	201
Macy’s Retail Holdings
4.500%, 12/15/2034	100	86
3.450%, 01/15/2021	50	50
2.875%, 02/15/2023	125	117
Magna International
3.625%, 06/15/2024	100	104
Marriott International
3.750%, 03/15/2025	100	104
3.125%, 10/15/2021	100	103
3.125%, 06/15/2026	50	49
2.300%, 01/15/2022	50	49
Massachusetts Institute of Technology
5.600%, 07/01/2111	100	129
Mattel
2.350%, 05/06/2019	100	100
McDonald’s MTN
6.300%, 10/15/2037	150	197
4.875%, 12/09/2045	125	140
4.700%, 12/09/2035	175	194
3.700%, 01/30/2026	30	32
2.750%, 12/09/2020	120	123
2.100%, 12/07/2018	20	20

16	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
MDC Partners
6.500%, 05/01/2024 (A)	$150	$151
Men’s Wearhouse
7.000%, 07/01/2022	50	45
MGM Resorts International
6.750%, 10/01/2020	100	111
6.625%, 12/15/2021	200	225
6.000%, 03/15/2023	200	222
4.625%, 09/01/2026	100	101
Michaels Stores
5.875%, 12/15/2020 (A)	100	103
Mohegan Gaming & Entertainment
7.875%, 10/15/2024 (A)	55	58
NBCUniversal Media
5.950%, 04/01/2041	100	128
5.150%, 04/30/2020	350	382
NCL (A)
4.750%, 12/15/2021	90	93
4.625%, 11/15/2020	85	87
Neiman Marcus Group
8.000%, 10/15/2021 (A)	200	111
Netflix
5.875%, 02/15/2025	138	155
5.500%, 02/15/2022	125	135
4.375%, 11/15/2026 (A)	120	121
Newell Brands
5.500%, 04/01/2046	250	301
5.375%, 04/01/2036	30	35
4.200%, 04/01/2026	50	53
3.850%, 04/01/2023	60	64
3.150%, 04/01/2021	50	51
Newell Rubbermaid
4.000%, 12/01/2024	100	105
Nexstar Broadcasting
5.625%, 08/01/2024 (A)	82	85
NIKE
3.875%, 11/01/2045	100	102
3.375%, 11/01/2046	100	93
Nordstrom
5.000%, 01/15/2044	100	98
4.000%, 03/15/2027	100	99
Omnicom Group
3.625%, 05/01/2022	100	105
3.600%, 04/15/2026	100	101
O’Reilly Automotive
3.550%, 03/15/2026	50	50
Penske Automotive Group
5.750%, 10/01/2022	50	52
5.500%, 05/15/2026	105	105
PetSmart (A)
8.875%, 06/01/2025	85	81
7.125%, 03/15/2023	283	256

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.875%, 06/01/2025	$195	$187
Pinnacle Entertainment
5.625%, 05/01/2024 (A)	60	62
President & Fellows of Harvard College
3.150%, 07/15/2046	100	95
Priceline Group
3.600%, 06/01/2026	50	51
Prime Security Services Borrower
9.250%, 05/15/2023 (A)	388	433
PulteGroup
5.500%, 03/01/2026	100	108
5.000%, 01/15/2027	107	110
4.250%, 03/01/2021	100	104
PVH
4.500%, 12/15/2022	100	103
Quebecor Media
5.750%, 01/15/2023	150	162
QVC
4.450%, 02/15/2025	100	100
Regal Entertainment Group
5.750%, 03/15/2022	50	52
Ritchie Bros Auctioneers
5.375%, 01/15/2025 (A)	25	26
RSI Home Products
6.500%, 03/15/2023 (A)	67	70
Sabre (A)
5.375%, 04/15/2023	35	36
5.250%, 11/15/2023	145	151
Sally Holdings
5.625%, 12/01/2025	50	51
Scientific Games International
10.000%, 12/01/2022	250	279
7.000%, 01/01/2022 (A)	305	325
Scripps Networks Interactive
2.750%, 11/15/2019	100	101
Service International
5.375%, 05/15/2024	100	106
ServiceMaster
5.125%, 11/15/2024 (A)	130	133
Silversea Cruise Finance
7.250%, 02/01/2025 (A)	100	108
Sinclair Television Group
6.125%, 10/01/2022	100	104
5.375%, 04/01/2021	150	154
Sirius XM Radio (A)
6.000%, 07/15/2024	200	216
5.375%, 04/15/2025	175	184
5.375%, 07/15/2026	157	164
5.000%, 08/01/2027	220	225
4.625%, 05/15/2023	100	103
3.875%, 08/01/2022	105	107

Adviser Managed Trust / Annual Report / July 31, 2017	17

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Six Flags Entertainment
4.875%, 07/31/2024 (A)	$200	$204
Starbucks
2.700%, 06/15/2022	200	204
Studio City
7.250%, 11/30/2021 (A)	200	215
Summit Materials
6.125%, 07/15/2023	150	157
Target
3.500%, 07/01/2024	150	157
2.300%, 06/26/2019	300	304
Taylor Morrison Communities
5.250%, 04/15/2021 (A)	92	94
TEGNA
5.125%, 07/15/2020	250	257
Tempur Sealy International
5.500%, 06/15/2026	64	66
Tenneco
5.000%, 07/15/2026	105	107
Time
5.750%, 04/15/2022 (A)	100	103
Time Warner
6.250%, 03/29/2041	150	183
6.200%, 03/15/2040	275	333
3.600%, 07/15/2025	200	202
3.550%, 06/01/2024	200	205
2.950%, 07/15/2026	85	81
2.100%, 06/01/2019	350	351
Time Warner Cable
8.750%, 02/14/2019	100	110
8.250%, 04/01/2019	200	220
6.550%, 05/01/2037	100	120
5.875%, 11/15/2040	200	223
5.000%, 02/01/2020	250	266
4.500%, 09/15/2042	100	94
TJX
2.250%, 09/15/2026	150	140
Tops Holding
8.000%, 06/15/2022 (A)	83	67
Toyota Motor Credit
2.900%, 04/17/2024	50	51
Toyota Motor Credit MTN
3.300%, 01/12/2022	200	209
2.800%, 07/13/2022	50	51
2.600%, 01/11/2022	100	102
2.250%, 10/18/2023	50	49
2.150%, 03/12/2020	200	202
1.900%, 04/08/2021	50	50
1.700%, 02/19/2019	50	50
1.550%, 10/18/2019	50	50
Tribune Media
5.875%, 07/15/2022	200	210

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
TRU Taj
12.000%, 08/15/2021 (A)	$100	$97
Under Armour
3.250%, 06/15/2026	100	93
Unitymedia Hessen GmbH & KG
5.000%, 01/15/2025 (A)	200	211
University of Southern California
3.028%, 10/01/2039	250	234
Univision Communications (A)
6.750%, 09/15/2022	250	260
5.125%, 02/15/2025	247	247
Viacom
6.250%, 02/28/2057 (B)	106	109
5.875%, 02/28/2057 (B)	80	82
5.850%, 09/01/2043	100	107
4.850%, 12/15/2034	200	194
4.250%, 09/01/2023	125	130
Viking Cruises
8.500%, 10/15/2022 (A)	100	105
Walt Disney
3.000%, 02/13/2026	100	101
Walt Disney MTN
4.125%, 06/01/2044	125	131
3.000%, 07/30/2046	150	129
2.950%, 06/15/2027	200	199
2.350%, 12/01/2022	50	50
2.300%, 02/12/2021	100	101
1.850%, 07/30/2026	100	92
1.800%, 06/05/2020	150	150
Whirlpool
3.700%, 05/01/2025	200	207
WPP Finance
3.750%, 09/19/2024	100	103
Wyndham Worldwide
4.250%, 03/01/2022	100	105
Wynn Las Vegas (A)
5.500%, 03/01/2025	300	316
5.250%, 05/15/2027	155	158
ZF North America Capital (A)
4.750%, 04/29/2025	250	261
4.500%, 04/29/2022	150	158
4.000%, 04/29/2020	50	51

		48,422

Consumer Staples — 1.8%
Albertsons (A)
6.625%, 06/15/2024	212	199
5.750%, 03/15/2025	165	148
Alliance One International
9.875%, 07/15/2021	150	135
Altria Group
9.700%, 11/10/2018	106	117

18	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
9.250%, 08/06/2019	$100	$115
5.375%, 01/31/2044	200	236
4.000%, 01/31/2024	100	107
2.850%, 08/09/2022	100	102
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	500	562
4.700%, 02/01/2036	400	442
4.625%, 02/01/2044	100	108
3.700%, 02/01/2024	300	316
3.650%, 02/01/2026	400	414
3.300%, 02/01/2023	300	311
2.650%, 02/01/2021	300	305
2.150%, 02/01/2019	62	63
1.900%, 02/01/2019	500	502
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	100	157
5.375%, 01/15/2020	200	217
3.750%, 01/15/2022	250	265
3.750%, 07/15/2042	100	96
Archer-Daniels-Midland
4.479%, 03/01/2021	50	54
4.016%, 04/16/2043	100	103
2.500%, 08/11/2026	100	96
Avon International Operations
7.875%, 08/15/2022 (A)	70	74
B&G Foods
5.250%, 04/01/2025	85	89
4.625%, 06/01/2021	100	102
Brown-Forman
4.500%, 07/15/2045	35	38
Bunge Finance
3.500%, 11/24/2020	50	51
Campbell Soup
4.500%, 02/15/2019	100	104
Chobani
7.500%, 04/15/2025 (A)	100	107
Coca-Cola
2.875%, 10/27/2025	200	202
2.450%, 11/01/2020	200	204
2.250%, 09/01/2026	50	48
1.650%, 11/01/2018	300	301
1.550%, 09/01/2021	50	49
Coca-Cola European Partners US
3.500%, 09/15/2020	100	104
Coca-Cola Femsa
2.375%, 11/26/2018	150	151
Colgate-Palmolive MTN
4.000%, 08/15/2045	50	52
3.250%, 03/15/2024	50	52
2.300%, 05/03/2022	100	101
1.750%, 03/15/2019	50	50

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Conagra Brands
3.200%, 01/25/2023	$118	$119
Constellation Brands
6.000%, 05/01/2022	30	34
4.500%, 05/09/2047	20	21
4.250%, 05/01/2023	90	97
3.875%, 11/15/2019	20	21
3.750%, 05/01/2021	25	26
3.500%, 05/09/2027	15	15
2.700%, 05/09/2022	15	15
Costco Wholesale
3.000%, 05/18/2027	100	100
2.300%, 05/18/2022	100	100
1.700%, 12/15/2019	100	100
Cott Beverages
5.375%, 07/01/2022	100	104
Cott Holdings
5.500%, 04/01/2025 (A)	95	100
CVS Health
5.300%, 12/05/2043	50	58
5.125%, 07/20/2045	255	292
4.875%, 07/20/2035	100	111
4.000%, 12/05/2023	100	107
3.875%, 07/20/2025	200	210
2.875%, 06/01/2026	100	97
2.800%, 07/20/2020	200	205
2.750%, 12/01/2022	100	101
2.250%, 12/05/2018	125	126
2.125%, 06/01/2021	50	50
Dean Foods
6.500%, 03/15/2023 (A)	147	152
Diageo Capital
2.625%, 04/29/2023	100	102
Diageo Investment
4.250%, 05/11/2042	100	106
2.875%, 05/11/2022	150	154
Dr Pepper Snapple Group
4.500%, 11/15/2045 (A)	130	138
2.550%, 09/15/2026	100	95
Energizer Holdings
5.500%, 06/15/2025 (A)	113	119
Estee Lauder
4.375%, 06/15/2045	50	54
4.150%, 03/15/2047	50	52
3.150%, 03/15/2027	50	51
Fresh Market
9.750%, 05/01/2023 (A)	100	82
General Mills
3.150%, 12/15/2021	200	207
Hershey
3.200%, 08/21/2025	100	102

Adviser Managed Trust / Annual Report / July 31, 2017	19

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
HRG Group
7.875%, 07/15/2019	$100	$102
7.750%, 01/15/2022	200	211
Ingles Markets
5.750%, 06/15/2023	100	100
Ingredion
3.200%, 10/01/2026	100	99
JBS USA LUX
5.875%, 07/15/2024 (A)	250	248
JM Smucker
4.375%, 03/15/2045	100	105
4.250%, 03/15/2035	20	21
3.500%, 03/15/2025	100	103
Kellogg
4.000%, 12/15/2020	200	212
Kimberly-Clark
6.625%, 08/01/2037	100	141
3.050%, 08/15/2025	50	50
2.750%, 02/15/2026	50	50
1.400%, 02/15/2019	35	35
Kraft Foods Group
6.125%, 08/23/2018	200	209
5.000%, 06/04/2042	100	106
3.500%, 06/06/2022	100	104
Kraft Heinz Foods
6.875%, 01/26/2039	100	130
6.500%, 02/09/2040	100	125
5.200%, 07/15/2045	100	109
4.375%, 06/01/2046	60	58
3.950%, 07/15/2025	100	103
3.000%, 06/01/2026	55	53
2.800%, 07/02/2020	200	204
Kroger
4.000%, 02/01/2024	200	210
3.875%, 10/15/2046	100	88
3.700%, 08/01/2027	35	35
2.000%, 01/15/2019	200	200
Kronos Acquisition Holdings
9.000%, 08/15/2023 (A)	115	116
Lamb Weston Holdings (A)
4.875%, 11/01/2026	75	79
4.625%, 11/01/2024	145	151
Mead Johnson Nutrition
4.125%, 11/15/2025	30	33
3.000%, 11/15/2020	230	237
Molson Coors Brewing
5.000%, 05/01/2042	93	103
4.200%, 07/15/2046	40	39
3.000%, 07/15/2026	200	195
1.450%, 07/15/2019	25	25
Mondelez International
4.000%, 02/01/2024	200	213

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Nature’s Bounty
7.625%, 05/15/2021 (A)	$193	$208
PepsiCo
5.500%, 01/15/2040	100	126
4.600%, 07/17/2045	145	163
4.500%, 01/15/2020	200	213
4.250%, 10/22/2044	100	106
4.000%, 05/02/2047	135	139
3.600%, 03/01/2024	200	212
3.500%, 07/17/2025	100	105
2.750%, 03/05/2022	150	153
2.250%, 05/02/2022	50	50
1.550%, 05/02/2019	50	50
1.350%, 10/04/2019	100	100
Philip Morris International
6.375%, 05/16/2038	200	261
4.500%, 03/26/2020	100	107
4.250%, 11/10/2044	50	51
4.125%, 03/04/2043	50	50
2.750%, 02/25/2026	50	49
2.625%, 02/18/2022	25	25
2.125%, 05/10/2023	25	24
2.000%, 02/21/2020	35	35
1.875%, 02/25/2021	50	50
1.625%, 02/21/2019	50	50
1.375%, 02/25/2019	30	30
Pilgrim’s Pride
5.750%, 03/15/2025 (A)	133	136
Post Holdings (A)
5.500%, 03/01/2025	295	311
5.000%, 08/15/2026	223	229
Procter & Gamble
5.550%, 03/05/2037	100	133
3.100%, 08/15/2023	100	105
2.450%, 11/03/2026	50	49
1.700%, 11/03/2021	100	99
Revlon Consumer Products
5.750%, 02/15/2021	100	83
Reynolds American
6.875%, 05/01/2020	100	113
5.850%, 08/15/2045	100	121
5.700%, 08/15/2035	100	119
4.450%, 06/12/2025	100	108
3.250%, 06/12/2020	254	262
Rite Aid
6.750%, 06/15/2021	200	208
6.125%, 04/01/2023 (A)	165	163
Skandinaviska Enskilda Banken
1.875%, 09/13/2021	250	245
Spectrum Brands
5.750%, 07/15/2025	149	159

20	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Sysco
4.850%, 10/01/2045	$15	$17
3.750%, 10/01/2025	25	26
3.300%, 07/15/2026	100	100
2.600%, 10/01/2020	150	152
TreeHouse Foods
6.000%, 02/15/2024 (A)	120	129
Tyson Foods
4.500%, 06/15/2022	100	109
3.950%, 08/15/2024	150	159
Unilever Capital
5.900%, 11/15/2032	100	132
4.250%, 02/10/2021	100	107
1.375%, 07/28/2021	100	97
US Foods
5.875%, 06/15/2024 (A)	115	120
Vector Group
6.125%, 02/01/2025 (A)	80	82
Walgreens Boots Alliance
4.800%, 11/18/2044	100	107
4.650%, 06/01/2046	200	209
3.800%, 11/18/2024	100	104
3.450%, 06/01/2026	30	30
3.300%, 11/18/2021	100	104
Wal-Mart Stores
6.500%, 08/15/2037	250	350
5.875%, 04/05/2027	200	250
5.250%, 09/01/2035	200	246
4.300%, 04/22/2044	225	250
3.300%, 04/22/2024	200	210
3.250%, 10/25/2020	100	105
2.550%, 04/11/2023	150	152
WhiteWave Foods
5.375%, 10/01/2022	25	28
Whole Foods Market
5.200%, 12/03/2025	100	115

		23,564

Energy — 3.3%
Alta Mesa Holdings
7.875%, 12/15/2024 (A)	30	32
Anadarko Petroleum
6.600%, 03/15/2046	150	185
6.450%, 09/15/2036	125	149
4.850%, 03/15/2021	250	267
Andeavor
5.375%, 10/01/2022	200	207
5.125%, 12/15/2026 (A)	50	54
Andeavor Logistics
6.250%, 10/15/2022	110	117
6.125%, 10/15/2021	100	103
5.250%, 01/15/2025	240	257

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Antero Midstream Partners
5.375%, 09/15/2024 (A)	$50	$52
Antero Resources
5.625%, 06/01/2023	44	45
5.375%, 11/01/2021	200	206
5.125%, 12/01/2022	200	203
Apache
5.100%, 09/01/2040	200	210
4.750%, 04/15/2043	100	102
3.250%, 04/15/2022	100	102
Ascent Resources Utica Holdings
10.000%, 04/01/2022 (A)	225	231
Baker Hughes
5.125%, 09/15/2040	100	115
Blue Racer Midstream
6.125%, 11/15/2022 (A)	128	131
Boardwalk Pipelines
5.950%, 06/01/2026	100	113
BP Capital Markets
3.994%, 09/26/2023	38	41
3.723%, 11/28/2028	30	31
3.588%, 04/14/2027	100	103
3.535%, 11/04/2024	100	103
3.506%, 03/17/2025	200	207
3.245%, 05/06/2022	100	103
3.224%, 04/14/2024	100	102
3.216%, 11/28/2023	50	51
3.119%, 05/04/2026	100	101
2.315%, 02/13/2020	200	203
2.237%, 05/10/2019	200	202
2.112%, 09/16/2021	150	150
1.676%, 05/03/2019	47	47
Buckeye Partners
2.650%, 11/15/2018	150	151
California Resources
8.000%, 12/15/2022 (A)	298	190
Calumet Specialty Products Partners
6.500%, 04/15/2021	100	91
Canadian Natural Resources
6.250%, 03/15/2038	150	178
3.900%, 02/01/2025	100	102
3.850%, 06/01/2027	50	51
2.950%, 01/15/2023	50	50
Canadian Natural Resources MTN
4.950%, 06/01/2047	25	26
Carrizo Oil & Gas
7.500%, 09/15/2020	100	102
6.250%, 04/15/2023	115	114
Cenovus Energy
5.700%, 10/15/2019	65	69
5.400%, 06/15/2047 (A)	50	48
5.250%, 06/15/2037 (A)	35	33

Adviser Managed Trust / Annual Report / July 31, 2017	21

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.450%, 09/15/2042	$105	$88
4.250%, 04/15/2027 (A)	100	98
3.000%, 08/15/2022	50	48
Cheniere Corpus Christi Holdings
7.000%, 06/30/2024	150	172
5.875%, 03/31/2025	250	271
5.125%, 06/30/2027 (A)	220	229
Chesapeake Energy (A)
8.000%, 12/15/2022	324	344
8.000%, 01/15/2025	100	100
8.000%, 06/15/2027	60	60
Chevron
4.950%, 03/03/2019	225	237
3.326%, 11/17/2025	50	52
3.191%, 06/24/2023	100	104
2.954%, 05/16/2026	100	100
2.895%, 03/03/2024	50	51
2.566%, 05/16/2023	100	101
2.498%, 03/03/2022	50	51
2.419%, 11/17/2020	50	51
2.355%, 12/05/2022	100	100
2.193%, 11/15/2019	125	126
2.100%, 05/16/2021	100	100
1.991%, 03/03/2020	31	31
1.790%, 11/16/2018	50	50
1.561%, 05/16/2019	100	100
Cimarex Energy
3.900%, 05/15/2027	55	56
CNOOC Nexen Finance
4.250%, 04/30/2024	400	422
Columbia Pipeline Group
3.300%, 06/01/2020	150	154
Comstock Resources PIK
10.000%, 03/15/2020	100	101
Concho Resources
5.500%, 04/01/2023	250	258
4.375%, 01/15/2025	95	98
ConocoPhillips
6.500%, 02/01/2039	225	297
5.750%, 02/01/2019	24	26
4.950%, 03/15/2026	50	56
4.200%, 03/15/2021	100	107
4.150%, 11/15/2034	100	102
3.350%, 11/15/2024	250	257
3.350%, 05/15/2025	95	97
2.400%, 12/15/2022	150	149
CONSOL Energy
8.000%, 04/01/2023	50	53
5.875%, 04/15/2022	250	251
Continental Resources
4.500%, 04/15/2023	200	195
3.800%, 06/01/2024	150	139

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Crestwood Midstream Partners
6.250%, 04/01/2023	$70	$71
5.750%, 04/01/2025	105	106
CVR Refining
6.500%, 11/01/2022	100	102
DCP Midstream Operating
5.850%, 05/21/2043 (A)(B)	100	93
3.875%, 03/15/2023	100	98
Denbury Resources
9.000%, 05/15/2021 (A)	74	70
5.500%, 05/01/2022	112	61
4.625%, 07/15/2023	156	80
Devon Energy
5.600%, 07/15/2041	100	109
5.000%, 06/15/2045	150	153
3.250%, 05/15/2022	100	101
Devon Financing
7.875%, 09/30/2031	100	131
Diamondback Energy
5.375%, 05/31/2025	50	51
4.750%, 11/01/2024	75	76
Eclipse Resources
8.875%, 07/15/2023	100	101
Ecopetrol
5.875%, 09/18/2023	100	110
5.875%, 05/28/2045	200	187
4.125%, 01/16/2025	225	223
Enable Midstream Partners
2.400%, 05/15/2019	100	100
Enbridge
5.500%, 12/01/2046	50	58
5.500%, 07/15/2077 (B)	100	101
4.250%, 12/01/2026	100	106
3.700%, 07/15/2027	50	51
2.900%, 07/15/2022	50	50
Enbridge Energy Partners
9.875%, 03/01/2019	50	56
7.375%, 10/15/2045	150	195
5.500%, 09/15/2040	100	106
Encana
6.500%, 02/01/2038	200	234
Endeavor Energy Resources
7.000%, 08/15/2021 (A)	100	103
Energy Transfer
6.125%, 12/15/2045	100	110
5.950%, 10/01/2043	100	105
5.200%, 02/01/2022	100	109
5.150%, 03/15/2045	100	97
4.900%, 03/15/2035	250	246
4.750%, 01/15/2026	150	157
4.200%, 04/15/2027	50	50
3.600%, 02/01/2023	185	187

22	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Energy Transfer Equity
5.875%, 01/15/2024	$150	$161
5.500%, 06/01/2027	195	205
EnLink Midstream Partners
4.850%, 07/15/2026	45	47
4.400%, 04/01/2024	150	154
Ensco
5.200%, 03/15/2025	50	40
4.500%, 10/01/2024	120	91
Enterprise Products Operating
5.200%, 09/01/2020	100	109
5.100%, 02/15/2045	225	249
4.850%, 08/15/2042	100	107
4.850%, 03/15/2044	250	267
3.950%, 02/15/2027	20	21
3.700%, 02/15/2026	100	103
3.350%, 03/15/2023	200	206
2.850%, 04/15/2021	30	30
2.550%, 10/15/2019	100	101
EOG Resources
3.150%, 04/01/2025	200	200
2.625%, 03/15/2023	100	99
EP Energy
8.000%, 11/29/2024 (A)	30	30
8.000%, 02/15/2025 (A)	200	155
6.375%, 06/15/2023	118	75
EQT Midstream Partners
4.125%, 12/01/2026	35	35
Extraction Oil & Gas
7.875%, 07/15/2021 (A)	66	69
ExxonMobil
4.114%, 03/01/2046	200	213
3.567%, 03/06/2045	50	49
3.043%, 03/01/2026	100	102
2.726%, 03/01/2023	200	204
2.709%, 03/06/2025	100	101
2.222%, 03/01/2021	40	40
1.912%, 03/06/2020	100	100
1.708%, 03/01/2019	100	100
Genesis Energy
6.750%, 08/01/2022	100	101
Gulfport Energy
6.375%, 05/15/2025	100	100
6.000%, 10/15/2024 (A)	135	133
Halcon Resources
6.750%, 02/15/2025 (A)	95	97
Halliburton
7.450%, 09/15/2039	100	138
5.000%, 11/15/2045	100	109
4.850%, 11/15/2035	100	108
3.800%, 11/15/2025	100	103
3.500%, 08/01/2023	100	104

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Hess
7.125%, 03/15/2033	$100	$113
5.600%, 02/15/2041	50	50
4.300%, 04/01/2027	150	149
Hilcorp Energy I
5.750%, 10/01/2025 (A)	167	163
Husky Energy
4.000%, 04/15/2024	200	204
Jupiter Resources
8.500%, 10/01/2022 (A)	150	106
KCA Deutag UK Finance
9.875%, 04/01/2022 (A)	200	201
Kinder Morgan
5.550%, 06/01/2045	100	106
5.300%, 12/01/2034	250	259
5.050%, 02/15/2046	90	91
4.300%, 06/01/2025	100	105
3.050%, 12/01/2019	325	331
Kinder Morgan Energy Partners
5.500%, 03/01/2044	250	261
4.300%, 05/01/2024	200	208
4.250%, 09/01/2024	100	103
2.650%, 02/01/2019	100	101
Marathon Oil
5.200%, 06/01/2045	50	50
4.400%, 07/15/2027	100	101
2.800%, 11/01/2022	100	98
Marathon Petroleum
6.500%, 03/01/2041	150	176
5.125%, 03/01/2021	50	55
2.700%, 12/14/2018	50	50
McDermott International
8.000%, 05/01/2021 (A)	100	102
MEG Energy (A)
7.000%, 03/31/2024	100	82
6.500%, 01/15/2025	55	53
6.375%, 01/30/2023	100	84
MPLX
5.200%, 03/01/2047	50	51
4.875%, 06/01/2025	100	107
4.500%, 07/15/2023	150	160
4.125%, 03/01/2027	50	51
Murphy Oil
6.875%, 08/15/2024	85	90
4.700%, 12/01/2022	50	49
Murray Energy
11.250%, 04/15/2021 (A)	150	114
Nabors Industries
5.500%, 01/15/2023	200	190
National Oilwell Varco
3.950%, 12/01/2042	100	84
2.600%, 12/01/2022	100	97

Adviser Managed Trust / Annual Report / July 31, 2017	23

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Navios Maritime Acquisition
8.125%, 11/15/2021 (A)	$100	$86
Newfield Exploration
5.625%, 07/01/2024	50	53
5.375%, 01/01/2026	77	80
Nexen Energy
6.400%, 05/15/2037	200	253
NGL Energy Partners (A)
7.500%, 11/01/2023	120	116
6.125%, 03/01/2025	85	77
NGPL PipeCo (A)
4.875%, 08/15/2027	185	190
4.375%, 08/15/2022	40	41
Noble Energy
5.250%, 11/15/2043	100	105
5.050%, 11/15/2044	150	155
4.150%, 12/15/2021	50	53
3.900%, 11/15/2024	100	103
Noble Holding International
7.750%, 01/15/2024	125	99
NuStar Logistics
5.625%, 04/28/2027	90	95
Oasis Petroleum
6.875%, 03/15/2022	100	99
Occidental Petroleum
4.400%, 04/15/2046	50	53
4.100%, 02/01/2021	200	213
3.000%, 02/15/2027	100	99
2.700%, 02/15/2023	100	101
ONEOK
6.000%, 06/15/2035	100	112
4.000%, 07/13/2027	55	56
ONEOK Partners
6.200%, 09/15/2043	50	58
3.200%, 09/15/2018	200	203
Pacific Drilling
5.375%, 06/01/2020 (A)	100	41
Parsley Energy
5.375%, 01/15/2025 (A)	50	51
PBF Holding
7.250%, 06/15/2025 (A)	150	147
Peabody Energy (A)
6.375%, 03/31/2025	55	56
6.000%, 03/31/2022	50	51
Petrofac
3.400%, 10/10/2018 (A)	100	99
Petroleos Mexicanos
6.625%, 06/15/2035	300	319
6.500%, 03/13/2027 (A)	225	248
6.500%, 06/02/2041	260	267
6.375%, 02/04/2021	300	329
5.625%, 01/23/2046	300	275

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.500%, 01/23/2026	$150	$149
3.500%, 07/23/2020	250	256
3.500%, 01/30/2023	250	245
2.378%, 04/15/2025	76	76
Petroleos Mexicanos MTN
6.875%, 08/04/2026	100	113
6.750%, 09/21/2047 (A)	50	53
6.500%, 03/13/2027 (A)	200	220
5.500%, 02/04/2019	60	63
4.625%, 09/21/2023	120	123
PHI
5.250%, 03/15/2019	100	96
Phillips 66
5.875%, 05/01/2042	100	122
4.875%, 11/15/2044	100	108
4.650%, 11/15/2034	150	159
4.300%, 04/01/2022	150	161
Phillips 66 Partners
4.900%, 10/01/2046	25	25
3.550%, 10/01/2026	25	24
2.646%, 02/15/2020	150	151
Pioneer Natural Resources
3.950%, 07/15/2022	200	211
Plains All American Pipeline
4.700%, 06/15/2044	100	91
4.650%, 10/15/2025	100	104
4.500%, 12/15/2026	100	102
3.600%, 11/01/2024	100	98
2.600%, 12/15/2019	100	101
Puget Energy
5.625%, 07/15/2022	100	112
3.650%, 05/15/2025	50	50
Puget Sound Energy
4.300%, 05/20/2045	50	54
Puma International Financing
6.750%, 02/01/2021 (A)	200	206
QEP Resources
5.250%, 05/01/2023	100	97
Range Resources
5.000%, 03/15/2023 (A)	150	148
4.875%, 05/15/2025	138	134
Rice Energy
6.250%, 05/01/2022	150	157
Rockies Express Pipeline
6.000%, 01/15/2019 (A)	100	104
RSP Permian
6.625%, 10/01/2022	150	157
Sabine Pass Liquefaction
5.750%, 05/15/2024	175	197
5.625%, 02/01/2021	225	245
5.625%, 03/01/2025	175	195
4.200%, 03/15/2028	100	101

24	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Sanchez Energy
6.125%, 01/15/2023	$200	$163
Sasol Financing International
4.500%, 11/14/2022	200	205
Schlumberger Investment
3.650%, 12/01/2023	100	106
Seven Generations Energy
8.250%, 05/15/2020 (A)	100	105
Shell International Finance BV
6.375%, 12/15/2038	200	268
4.375%, 03/25/2020	100	107
4.375%, 05/11/2045	100	106
4.300%, 09/22/2019	150	158
4.125%, 05/11/2035	200	210
4.000%, 05/10/2046	50	50
3.750%, 09/12/2046	50	48
2.875%, 05/10/2026	50	50
2.500%, 09/12/2026	50	48
2.250%, 11/10/2020	150	152
2.250%, 01/06/2023	100	99
2.125%, 05/11/2020	200	202
1.875%, 05/10/2021	50	50
1.750%, 09/12/2021	50	49
1.625%, 11/10/2018	100	100
1.375%, 05/10/2019	50	50
1.375%, 09/12/2019	50	50
SM Energy
6.750%, 09/15/2026	100	100
6.125%, 11/15/2022	30	29
5.625%, 06/01/2025	113	106
5.000%, 01/15/2024	100	93
Southwestern Energy
6.700%, 01/23/2025	100	98
4.100%, 03/15/2022	300	280
Spectra Energy Partners
4.750%, 03/15/2024	100	108
3.500%, 03/15/2025	100	101
2.950%, 09/25/2018	100	101
Statoil
4.800%, 11/08/2043	100	111
3.700%, 03/01/2024	200	212
2.250%, 11/08/2019	250	252
Summit Midstream Holdings
5.750%, 04/15/2025	90	91
Suncor Energy
6.850%, 06/01/2039	150	201
6.500%, 06/15/2038	200	258
Sunoco
6.375%, 04/01/2023	83	87
6.250%, 04/15/2021	156	163
5.500%, 08/01/2020	20	21

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Sunoco Logistics Partners Operations
5.350%, 05/15/2045	$125	$124
3.900%, 07/15/2026	100	99
Tallgrass Energy Partners
5.500%, 09/15/2024 (A)	95	97
Targa Resources Partners
6.750%, 03/15/2024	100	108
5.250%, 05/01/2023	100	103
5.125%, 02/01/2025 (A)	50	51
4.250%, 11/15/2023	150	148
4.125%, 11/15/2019	115	117
TC PipeLines
3.900%, 05/25/2027	20	20
Total Capital International
3.750%, 04/10/2024	150	159
2.875%, 02/17/2022	100	103
2.700%, 01/25/2023	100	101
2.100%, 06/19/2019	250	252
TransCanada PipeLines
6.200%, 10/15/2037	250	320
4.875%, 01/15/2026	100	113
2.500%, 08/01/2022	100	100
Transocean
9.000%, 07/15/2023 (A)	225	235
Transocean Phoenix 2
7.750%, 10/15/2024 (A)	119	128
Tullow Oil
6.250%, 04/15/2022 (A)	200	185
Ultra Resources (A)
7.125%, 04/15/2025	50	51
6.875%, 04/15/2022	150	154
Valero Energy
6.625%, 06/15/2037	100	125
3.650%, 03/15/2025	200	205
Valero Energy Partners
4.375%, 12/15/2026	20	21
Weatherford International
9.875%, 02/15/2024 (A)	80	86
8.250%, 06/15/2023	39	40
7.750%, 06/15/2021	219	224
Western Gas Partners
5.450%, 04/01/2044	150	157
4.650%, 07/01/2026	150	157
3.950%, 06/01/2025	100	100
Whiting Petroleum
5.750%, 03/15/2021	100	95
5.000%, 03/15/2019	200	197
Williams
4.550%, 06/24/2024	300	311
Williams Partners
6.300%, 04/15/2040	100	117
4.900%, 01/15/2045	150	151

Adviser Managed Trust / Annual Report / July 31, 2017	25

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.875%, 03/15/2024	$125	$131
4.300%, 03/04/2024	260	274
3.900%, 01/15/2025	100	101
3.750%, 06/15/2027	200	200
3.600%, 03/15/2022	150	155
WPX Energy
7.500%, 08/01/2020	75	80
5.250%, 09/15/2024	150	148
XTO Energy
6.500%, 12/15/2018	100	107

		43,936

Financials — 7.8%
Aflac
3.625%, 11/15/2024	100	106
2.400%, 03/16/2020	100	101
African Development Bank
1.875%, 03/16/2020	250	251
1.250%, 07/26/2021	100	98
1.125%, 09/20/2019	100	99
Alliant Holdings Intermediate
8.250%, 08/01/2023 (A)	100	107
Allstate
5.950%, 04/01/2036	100	128
5.750%, 08/15/2053 (B)	100	110
Ally Financial
5.750%, 11/20/2025	100	107
4.625%, 03/30/2025	200	207
4.125%, 02/13/2022	200	206
3.750%, 11/18/2019	175	179
3.600%, 05/21/2018	200	202
3.250%, 11/05/2018	100	101
American Equity Investment Life Holding
5.000%, 06/15/2027	55	57
American Express
4.050%, 12/03/2042	100	102
2.650%, 12/02/2022	100	101
2.500%, 08/01/2022	100	100
American Express Credit MTN
3.300%, 05/03/2027	130	131
2.375%, 05/26/2020	50	51
2.250%, 08/15/2019	100	101
2.250%, 05/05/2021	350	351
1.875%, 05/03/2019	115	115
American Financial Group
3.500%, 08/15/2026	50	50
American International Group
4.500%, 07/16/2044	250	259
4.125%, 02/15/2024	100	106
3.875%, 01/15/2035	100	98
3.300%, 03/01/2021	150	155
2.300%, 07/16/2019	200	202

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ameriprise Financial
3.700%, 10/15/2024	$100	$105
Andina de Fomento
4.375%, 06/15/2022	100	108
2.200%, 07/18/2020	200	201
Aon
8.205%, 01/01/2027	100	131
4.600%, 06/14/2044	100	106
3.500%, 06/14/2024	200	205
Arch Capital Group
5.144%, 11/01/2043	150	170
Ares Capital
3.625%, 01/19/2022	100	102
Asian Development Bank MTN
2.625%, 01/12/2027	200	203
2.000%, 02/16/2022	200	200
2.000%, 01/22/2025	150	147
2.000%, 04/24/2026	100	97
1.875%, 04/12/2019	100	101
1.750%, 09/11/2018	350	351
1.750%, 01/10/2020	200	201
1.750%, 08/14/2026	100	95
1.625%, 05/05/2020	300	300
1.625%, 08/26/2020	100	100
1.625%, 03/16/2021	150	149
1.500%, 01/22/2020	350	349
1.375%, 01/15/2019	100	100
ASP AMC Merger
8.000%, 05/15/2025 (A)	120	119
AssuredPartners
7.000%, 08/15/2025 (A)	64	64
Australia & New Zealand Banking Group NY
2.550%, 11/23/2021	250	251
Australia & New Zealand Banking Group NY MTN
3.700%, 11/16/2025	250	264
Bank of America
7.750%, 05/14/2038	275	402
6.110%, 01/29/2037	150	186
Bank of America MTN
5.625%, 07/01/2020	200	219
5.000%, 05/13/2021	250	273
5.000%, 01/21/2044	150	171
4.750%, 04/21/2045	40	43
4.443%, 01/20/2048 (B)	200	213
4.244%, 04/24/2038 (B)	100	104
4.183%, 11/25/2027	150	155
4.100%, 07/24/2023	415	442
4.000%, 04/01/2024	285	301
4.000%, 01/22/2025	250	258
3.875%, 08/01/2025	100	104
3.824%, 01/20/2028 (B)	200	204
3.705%, 04/24/2028 (B)	200	202

26	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.500%, 04/19/2026	$300	$303
3.248%, 10/21/2027	200	195
2.881%, 04/24/2023 (B)	100	100
2.650%, 04/01/2019	300	304
2.625%, 10/19/2020	100	101
2.625%, 04/19/2021	100	101
2.250%, 04/21/2020	150	151
2.151%, 11/09/2020	250	250
Bank of Montreal MTN
2.100%, 12/12/2019	65	65
1.900%, 08/27/2021	100	99
1.350%, 08/28/2018	100	100
Bank of New York Mellon
3.550%, 09/23/2021	100	105
Bank of New York Mellon MTN
3.442%, 02/07/2028 (B)	100	102
3.000%, 02/24/2025	150	150
3.000%, 10/30/2028	85	83
2.800%, 05/04/2026	50	49
2.661%, 05/16/2023 (B)	200	201
2.600%, 08/17/2020	200	204
2.600%, 02/07/2022	100	101
2.450%, 11/27/2020	50	51
2.300%, 09/11/2019	200	202
2.050%, 05/03/2021	50	50
Bank of Nova Scotia
2.800%, 07/21/2021	50	51
2.450%, 03/22/2021	250	252
2.150%, 07/14/2020	200	201
2.050%, 10/30/2018	100	100
1.875%, 04/26/2021	300	296
1.650%, 06/14/2019	150	150
Barclays
5.250%, 08/17/2045	200	225
4.836%, 05/09/2028	200	208
4.375%, 01/12/2026	200	209
4.337%, 01/10/2028	200	208
3.650%, 03/16/2025	250	251
3.250%, 01/12/2021	300	306
BB&T MTN
2.625%, 06/29/2020	100	102
2.450%, 01/15/2020	150	152
Berkshire Hathaway
4.500%, 02/11/2043	50	56
3.125%, 03/15/2026	35	36
3.000%, 02/11/2023	150	155
2.750%, 03/15/2023	200	204
2.200%, 03/15/2021	35	35
2.100%, 08/14/2019	200	202
Berkshire Hathaway Finance
4.250%, 01/15/2021	100	108
1.700%, 03/15/2019	60	60

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
BlackRock
3.500%, 03/18/2024	$200	$211
BNP Paribas
2.375%, 05/21/2020	200	202
BNP Paribas MTN
5.000%, 01/15/2021	150	164
2.450%, 03/17/2019	300	303
BPCE
2.500%, 12/10/2018	320	323
Branch Banking & Trust
3.625%, 09/16/2025	250	261
2.625%, 01/15/2022	250	254
Brighthouse Financial (A)
4.700%, 06/22/2047	50	49
3.700%, 06/22/2027	50	50
Brookfield Finance
4.000%, 04/01/2024	100	104
Canadian Imperial Bank of Commerce
1.600%, 09/06/2019	100	99
Capital One
2.250%, 09/13/2021	250	247
Capital One Bank USA
2.250%, 02/13/2019	350	351
Capital One Financial
3.750%, 07/28/2026	50	49
3.750%, 03/09/2027	50	50
3.200%, 02/05/2025	100	99
3.050%, 03/09/2022	200	204
2.500%, 05/12/2020	49	50
CBOE Holdings
1.950%, 06/28/2019	30	30
Charles Schwab
3.450%, 02/13/2026	70	72
3.200%, 03/02/2027	100	101
Chubb INA Holdings
3.350%, 05/15/2024	200	208
3.150%, 03/15/2025	100	102
2.300%, 11/03/2020	200	202
CIT Group
5.000%, 08/15/2022	300	324
3.875%, 02/19/2019	100	103
Citibank
2.100%, 06/12/2020	300	302
2.000%, 03/20/2019	250	251
Citigroup
6.675%, 09/13/2043	90	122
6.125%, 08/25/2036	200	245
4.750%, 05/18/2046	250	265
4.650%, 07/30/2045	100	109
4.600%, 03/09/2026	35	37
4.450%, 09/29/2027	500	526
3.875%, 03/26/2025	300	304

Adviser Managed Trust / Annual Report / July 31, 2017	27

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.700%, 01/12/2026	$300	$305
3.668%, 07/24/2028 (B)	50	50
3.400%, 05/01/2026	150	150
3.300%, 04/27/2025	300	301
3.200%, 10/21/2026	200	195
2.900%, 12/08/2021	300	304
2.876%, 07/24/2023 (B)	50	50
2.700%, 03/30/2021	100	101
2.650%, 10/26/2020	200	203
2.350%, 08/02/2021	50	50
2.050%, 12/07/2018	150	151
Citizens Bank
2.250%, 03/02/2020	250	251
Citizens Financial Group
2.375%, 07/28/2021	30	30
CME Group
3.000%, 03/15/2025	100	101
CNA Financial
4.500%, 03/01/2026	100	108
CNO Financial Group
5.250%, 05/30/2025	90	96
Commonwealth Bank of Australia
2.500%, 09/20/2018	250	252
Commonwealth Bank of Australia MTN
2.300%, 03/12/2020	250	252
Cooperatieve Rabobank
5.250%, 08/04/2045	250	292
4.625%, 12/01/2023	250	272
Cooperatieve Rabobank MTN
3.875%, 02/08/2022	250	266
2.500%, 01/19/2021	250	253
Cooperatieve Rabobank UA
3.750%, 07/21/2026	250	254
Credit Suisse MTN
3.625%, 09/09/2024	250	260
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	250	277
3.800%, 06/09/2023	250	260
3.750%, 03/26/2025	250	254
3.450%, 04/16/2021	250	258
Deutsche Bank
4.500%, 04/01/2025	200	203
2.700%, 07/13/2020	100	100
Deutsche Bank MTN
4.296%, 05/24/2028 (B)	300	303
3.700%, 05/30/2024	250	254
3.375%, 05/12/2021	100	102
2.850%, 05/10/2019	100	101
Discover Bank
4.200%, 08/08/2023	250	266
Discover Financial Services
4.100%, 02/09/2027	40	41

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.850%, 11/21/2022	$100	$103
Enova International
9.750%, 06/01/2021	100	105
European Bank for Reconstruction & Development MTN
2.125%, 03/07/2022	250	251
2.000%, 02/01/2021	200	201
1.750%, 06/14/2019	100	100
1.750%, 11/26/2019	200	201
1.625%, 05/05/2020	300	299
0.875%, 07/22/2019	250	246
European Investment Bank
2.875%, 09/15/2020	125	129
2.375%, 06/15/2022	250	254
2.250%, 03/15/2022	400	404
2.125%, 10/15/2021	500	504
2.000%, 03/15/2021	150	151
1.875%, 02/10/2025	400	387
1.750%, 06/17/2019	200	201
1.750%, 05/15/2020	100	100
1.625%, 03/16/2020	100	100
1.625%, 08/14/2020	300	299
1.625%, 12/15/2020	500	498
1.625%, 06/15/2021	150	149
1.375%, 06/15/2020	300	298
1.250%, 12/16/2019	250	248
1.125%, 08/15/2018	600	598
European Investment Bank MTN
1.375%, 09/15/2021	250	244
FBM Finance
8.250%, 08/15/2021 (A)	130	139
Fifth Third Bancorp
2.875%, 07/27/2020	150	153
Fifth Third Bank
1.625%, 09/27/2019	200	199
Fifth Third Bank MTN
2.150%, 08/20/2018	250	251
First Republic Bank
4.625%, 02/13/2047	250	253
Franklin Resources
2.850%, 03/30/2025	150	149
Goldman Sachs Group
6.750%, 10/01/2037	625	820
6.250%, 02/01/2041	100	131
5.750%, 01/24/2022	130	146
4.750%, 10/21/2045	100	111
3.750%, 05/22/2025	250	257
3.750%, 02/25/2026	60	61
3.691%, 06/05/2028 (B)	100	101
3.500%, 01/23/2025	300	305
3.500%, 11/16/2026	300	299
3.000%, 04/26/2022	85	86

28	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.908%, 06/05/2023 (B)	$150	$150
2.875%, 02/25/2021	100	102
2.625%, 01/31/2019	250	253
2.600%, 04/23/2020	300	304
2.600%, 12/27/2020	200	202
2.550%, 10/23/2019	200	203
2.350%, 11/15/2021	200	198
2.300%, 12/13/2019	210	211
Goldman Sachs Group MTN
6.000%, 06/15/2020	350	386
4.800%, 07/08/2044	100	111
3.850%, 07/08/2024	200	208
Harland Clarke Holdings
9.250%, 03/01/2021 (A)	150	147
Hartford Financial Services Group
5.500%, 03/30/2020	150	163
4.300%, 04/15/2043	100	102
HSBC
2.375%, 11/13/2019	300	303
2.350%, 03/05/2020	350	354
HSBC Finance
6.676%, 01/15/2021	300	340
HSBC Holdings
6.500%, 05/02/2036	200	258
6.500%, 09/15/2037	225	292
5.250%, 03/14/2044	200	233
4.375%, 11/23/2026	200	210
4.300%, 03/08/2026	400	429
2.950%, 05/25/2021	250	255
2.650%, 01/05/2022	200	201
HUB International
7.875%, 10/01/2021 (A)	250	261
Huntington Bancshares
2.300%, 01/14/2022	250	247
Huntington National Bank
2.375%, 03/10/2020	250	252
Industrial & Commercial Bank of China
2.452%, 10/20/2021	250	247
Intelsat Connect Finance
12.500%, 04/01/2022 (A)	150	144
Inter-American Development Bank
3.200%, 08/07/2042	100	99
3.000%, 02/21/2024	300	313
2.375%, 07/07/2027	400	397
1.875%, 03/15/2021	100	100
1.125%, 08/28/2018	200	200
1.000%, 05/13/2019	500	495
Inter-American Development Bank MTN
2.125%, 01/18/2022	250	252
1.750%, 10/15/2019	700	703
1.625%, 05/12/2020	100	100

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Intercontinental Exchange
3.750%, 12/01/2025	$55	$58
2.750%, 12/01/2020	55	56
International Bank for Reconstruction & Development
2.500%, 11/25/2024	200	202
2.500%, 07/29/2025	150	150
2.125%, 11/01/2020	450	455
2.000%, 01/26/2022	200	201
1.875%, 03/15/2019	500	503
1.875%, 04/21/2020	300	302
1.750%, 04/19/2023	350	342
1.625%, 02/10/2022	200	197
1.250%, 07/26/2019	350	348
International Bank for Reconstruction & Development MTN
1.875%, 10/27/2026	200	190
1.625%, 03/09/2021	350	347
1.375%, 05/24/2021	250	245
1.125%, 11/27/2019	250	248
0.875%, 08/15/2019	500	494
International Finance
1.750%, 09/16/2019	100	100
International Finance MTN
1.750%, 09/04/2018	200	201
1.125%, 07/20/2021	100	97
Intesa Sanpaolo MTN (A)
5.710%, 01/15/2026	200	212
5.017%, 06/26/2024	400	408
Invesco Finance
5.375%, 11/30/2043	150	177
Jefferies Group
6.875%, 04/15/2021	100	114
4.850%, 01/15/2027	135	143
JPMorgan Chase
6.400%, 05/15/2038	100	134
6.300%, 04/23/2019	200	215
5.625%, 08/16/2043	190	232
4.950%, 06/01/2045	200	225
4.625%, 05/10/2021	150	162
4.350%, 08/15/2021	100	107
4.250%, 10/01/2027	295	312
4.032%, 07/24/2048 (B)	100	100
3.900%, 07/15/2025	100	105
3.882%, 07/24/2038 (B)	100	100
3.875%, 02/01/2024	200	211
3.625%, 05/13/2024	425	441
3.540%, 05/01/2028 (B)	150	151
3.300%, 04/01/2026	150	150
3.250%, 09/23/2022	200	207
3.125%, 01/23/2025	200	200
2.950%, 10/01/2026	200	195

Adviser Managed Trust / Annual Report / July 31, 2017	29

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.776%, 04/25/2023 (B)	$113	$114
2.750%, 06/23/2020	100	102
2.700%, 05/18/2023	250	249
2.550%, 10/29/2020	485	492
2.550%, 03/01/2021	200	202
2.250%, 01/23/2020	350	353
2.200%, 10/22/2019	250	252
1.850%, 03/22/2019	150	150
JPMorgan Chase Bank
1.650%, 09/23/2019	250	249
Jurassic Holdings III
6.875%, 02/15/2021 (A)	50	41
Kemper
4.350%, 02/15/2025	35	35
KeyBank
2.500%, 12/15/2019	250	254
KeyCorp MTN
2.900%, 09/15/2020	200	204
Korea Development Bank
2.500%, 03/11/2020	200	201
2.000%, 09/12/2026	200	183
Kreditanstalt fuer Wiederaufbau
3.130%, 04/18/2036 (C)	200	115
2.750%, 10/01/2020	200	206
2.500%, 11/20/2024	300	304
2.125%, 03/07/2022	500	504
2.125%, 01/17/2023	150	150
2.000%, 11/30/2021	50	50
2.000%, 10/04/2022	250	249
2.000%, 05/02/2025	250	245
1.875%, 04/01/2019	525	528
1.625%, 05/29/2020	400	400
1.625%, 03/15/2021	250	249
1.500%, 02/06/2019	150	150
1.500%, 06/15/2021	500	493
1.250%, 09/13/2018	100	100
1.250%, 09/30/2019	250	248
1.000%, 09/07/2018	250	249
Kreditanstalt fuer Wiederaufbau MTN
1.750%, 03/31/2020	200	201
1.500%, 04/20/2020	1,500	1,494
Ladder Capital Finance Holdings LLLP
5.250%, 03/15/2022 (A)	95	98
Landwirtschaftliche Rentenbank
2.375%, 06/10/2025	150	150
2.250%, 10/01/2021	150	152
2.000%, 01/13/2025	100	98
Lazard Group
3.750%, 02/13/2025	50	51
Legg Mason
4.750%, 03/15/2026	50	53

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Leucadia National
5.500%, 10/18/2023	$100	$108
Lincoln National
3.625%, 12/12/2026	50	50
3.350%, 03/09/2025	150	152
Lloyds Banking Group
4.650%, 03/24/2026	200	211
3.750%, 01/11/2027	200	203
3.100%, 07/06/2021	300	305
Loews
2.625%, 05/15/2023	100	100
LPL Holdings
5.750%, 09/15/2025 (A)	80	84
Manufacturers & Traders Trust
2.100%, 02/06/2020	250	251
Manulife Financial
4.061%, 02/24/2032 (B)	100	101
Markel
5.000%, 04/05/2046	100	108
Marsh & McLennan
4.350%, 01/30/2047	20	21
3.750%, 03/14/2026	100	104
2.750%, 01/30/2022	30	30
2.350%, 03/06/2020	100	101
MetLife
4.875%, 11/13/2043	100	114
4.600%, 05/13/2046	100	111
4.368%, 09/15/2023	285	313
4.050%, 03/01/2045	100	101
3.600%, 04/10/2024	200	210
3.600%, 11/13/2025	100	105
Mitsubishi UFJ Financial Group
3.850%, 03/01/2026	200	210
3.677%, 02/22/2027	100	103
2.998%, 02/22/2022	100	102
2.950%, 03/01/2021	200	204
Mizuho Financial Group
3.663%, 02/28/2027	200	207
Moody’s
3.250%, 01/15/2028 (A)	35	35
2.750%, 12/15/2021	100	101
2.625%, 01/15/2023 (A)	50	50
Morgan Stanley
5.750%, 01/25/2021	175	194
3.625%, 01/20/2027	150	152
2.800%, 06/16/2020	150	153
2.650%, 01/27/2020	200	202
Morgan Stanley MTN
6.375%, 07/24/2042	250	332
5.500%, 07/24/2020	275	300
4.875%, 11/01/2022	165	179
4.350%, 09/08/2026	340	357

30	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.300%, 01/27/2045	$100	$103
4.000%, 07/23/2025	155	163
3.875%, 01/27/2026	250	258
3.125%, 07/27/2026	200	196
2.625%, 11/17/2021	300	301
2.500%, 04/21/2021	210	211
2.450%, 02/01/2019	600	605
2.375%, 07/23/2019	300	302
2.200%, 12/07/2018	150	151
MSCI (A)
5.750%, 08/15/2025	62	67
5.250%, 11/15/2024	150	160
4.750%, 08/01/2026	130	135
MUFG Union Bank
2.625%, 09/26/2018	250	253
National Australia Bank MTN
2.625%, 01/14/2021	300	304
2.500%, 05/22/2022	250	250
2.500%, 07/12/2026	250	238
2.125%, 05/22/2020	250	251
National Bank of Canada
2.150%, 06/12/2020	250	250
National Rural Utilities Cooperative Finance
10.375%, 11/01/2018	150	166
2.950%, 02/07/2024	30	30
National Rural Utilities Cooperative Finance MTN
3.250%, 11/01/2025	200	204
Nationstar Mortgage
6.500%, 07/01/2021	100	103
Navient
6.750%, 06/25/2025	105	110
6.500%, 06/15/2022	200	213
5.875%, 03/25/2021	100	106
5.875%, 10/25/2024	100	102
Navient MTN
6.125%, 03/25/2024	100	104
5.500%, 01/15/2019	250	260
5.500%, 01/25/2023	150	153
4.875%, 06/17/2019	100	103
NFP
6.875%, 07/15/2025 (A)	50	51
Nomura Holdings MTN
2.750%, 03/19/2019	300	304
Nordic Investment Bank
1.125%, 02/25/2019	200	199
Northern Trust
3.375%, 05/08/2032 (B)	163	164
Oesterreichische Kontrollbank
1.875%, 01/20/2021	300	300
1.750%, 01/24/2020	200	201
1.375%, 02/10/2020	100	99

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Old Republic International
3.875%, 08/26/2026	$50	$50
OneMain Financial Holdings (A)
7.250%, 12/15/2021	150	158
6.750%, 12/15/2019	90	94
Orchestra Borrower
6.750%, 06/15/2022 (A)	80	84
ORIX
3.700%, 07/18/2027	50	50
2.900%, 07/18/2022	30	30
PNC Bank
3.300%, 10/30/2024	250	257
2.625%, 02/17/2022	250	253
2.450%, 11/05/2020	250	253
2.250%, 07/02/2019	250	252
PNC Bank MTN
2.150%, 04/29/2021	250	249
Principal Financial Group
3.400%, 05/15/2025	150	154
Private Export Funding
2.300%, 09/15/2020	150	153
Progressive
3.700%, 01/26/2045	50	49
2.450%, 01/15/2027	150	142
Prudential Financial (B)
5.875%, 09/15/2042	100	111
5.625%, 06/15/2043	200	219
Prudential Financial MTN
5.700%, 12/14/2036	100	122
4.600%, 05/15/2044	50	55
3.500%, 05/15/2024	100	104
2.350%, 08/15/2019	100	101
Quicken Loans
5.750%, 05/01/2025 (A)	250	262
Raymond James Financial
4.950%, 07/15/2046	50	54
Regions Financial
3.200%, 02/08/2021	150	154
Reinsurance Group of America
3.950%, 09/15/2026	30	31
RenaissanceRe Finance
3.450%, 07/01/2027	30	30
Royal Bank of Canada
2.300%, 03/22/2021	150	150
2.100%, 10/14/2020	200	200
2.000%, 10/01/2018	125	126
Royal Bank of Canada MTN
2.750%, 02/01/2022	100	102
2.350%, 10/30/2020	250	252
2.000%, 12/10/2018	100	101
Royal Bank of Scotland Group
6.125%, 12/15/2022	300	332

Adviser Managed Trust / Annual Report / July 31, 2017	31

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.100%, 06/10/2023	$100	$112
6.000%, 12/19/2023	375	417
5.125%, 05/28/2024	300	319
4.800%, 04/05/2026	200	215
3.498%, 05/15/2023 (B)	200	202
S&P Global
4.400%, 02/15/2026	100	108
4.000%, 06/15/2025	50	53
Santander Holdings USA
3.700%, 03/28/2022 (A)	30	31
2.700%, 05/24/2019	100	101
2.650%, 04/17/2020	100	100
Santander Issuances
5.179%, 11/19/2025	200	217
Santander UK
3.050%, 08/23/2018	100	101
2.375%, 03/16/2020	150	152
Santander UK Group Holdings
2.875%, 10/16/2020	100	102
Santander UK Group Holdings MTN
3.125%, 01/08/2021	300	306
Springleaf Finance
8.250%, 12/15/2020	200	225
7.750%, 10/01/2021	100	112
6.125%, 05/15/2022	20	21
5.250%, 12/15/2019	100	104
Starwood Property Trust
5.000%, 12/15/2021	55	57
Stifel Financial
4.250%, 07/18/2024	50	51
Sumitomo Mitsui Banking
2.450%, 01/16/2020	250	252
Sumitomo Mitsui Financial Group
3.784%, 03/09/2026	100	105
3.446%, 01/11/2027	150	153
3.364%, 07/12/2027	200	202
2.934%, 03/09/2021	100	102
2.784%, 07/12/2022	200	201
2.632%, 07/14/2026	100	95
2.442%, 10/19/2021	250	249
2.058%, 07/14/2021	250	246
SunTrust Bank
2.900%, 03/03/2021	150	153
2.700%, 01/27/2022	100	101
2.450%, 08/01/2022	100	100
Svenska Handelsbanken MTN
2.250%, 06/17/2019	250	252
1.875%, 09/07/2021	250	246
Synchrony Financial
4.250%, 08/15/2024	100	104
3.700%, 08/04/2026	100	98
2.700%, 02/03/2020	100	101

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.600%, 01/15/2019	$50	$50
TD Ameritrade Holding
2.950%, 04/01/2022	100	102
Tempo Acquisition
6.750%, 06/01/2025 (A)	65	67
TMX Finance
8.500%, 09/15/2018 (A)	100	94
Toronto-Dominion Bank
3.625%, 09/15/2031 (B)	150	149
Toronto-Dominion Bank MTN
2.500%, 12/14/2020	150	152
2.250%, 11/05/2019	100	101
2.125%, 04/07/2021	150	150
1.950%, 01/22/2019	100	101
Travelers
4.000%, 05/30/2047	40	41
3.750%, 05/15/2046	25	25
Travelers MTN
6.250%, 06/15/2037	200	265
Trinity Acquisition
4.400%, 03/15/2026	150	158
UBS MTN
2.375%, 08/14/2019	500	504
UniCredit
5.861%, 06/19/2032 (A)(B)	200	210
Unum Group
3.000%, 05/15/2021	30	30
US Bancorp MTN
3.600%, 09/11/2024	150	156
3.150%, 04/27/2027	200	201
2.950%, 07/15/2022	200	205
2.375%, 07/22/2026	150	143
2.200%, 04/25/2019	250	252
USIS Merger
6.875%, 05/01/2025 (A)	170	176
Visa
4.300%, 12/14/2045	100	110
4.150%, 12/14/2035	130	141
3.150%, 12/14/2025	200	205
2.800%, 12/14/2022	100	102
2.200%, 12/14/2020	200	202
Voya Financial
5.650%, 05/15/2053 (B)	100	107
3.125%, 07/15/2024	100	99
Walter Investment Management
7.875%, 12/15/2021	125	72
Wells Fargo
5.606%, 01/15/2044	150	179
5.375%, 11/02/2043	280	326
3.900%, 05/01/2045	150	149
3.000%, 04/22/2026	250	246
3.000%, 10/23/2026	250	245

32	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.500%, 03/04/2021	$250	$252
2.150%, 01/15/2019	250	252
Wells Fargo MTN
4.900%, 11/17/2045	165	181
4.300%, 07/22/2027	100	106
4.125%, 08/15/2023	250	266
4.100%, 06/03/2026	235	245
3.584%, 05/22/2028 (B)	75	76
3.450%, 02/13/2023	300	309
3.000%, 02/19/2025	100	100
2.625%, 07/22/2022	190	191
2.600%, 07/22/2020	250	254
2.150%, 01/30/2020	400	402
Wells Fargo Bank
1.750%, 05/24/2019	250	251
Wells Fargo Capital X
5.950%, 12/15/2036	250	283
Westpac Banking
3.350%, 03/08/2027	100	101
2.850%, 05/13/2026	200	196
2.700%, 08/19/2026	100	97
2.600%, 11/23/2020	50	51
2.500%, 06/28/2022	100	100
2.250%, 01/17/2019	100	101
2.150%, 03/06/2020	100	100
2.100%, 05/13/2021	50	50
2.000%, 08/19/2021	100	99
1.950%, 11/23/2018	100	100
1.650%, 05/13/2019	50	50
1.600%, 08/19/2019	100	99
Willis North America
3.600%, 05/15/2024	50	51
XLIT
5.500%, 03/31/2045	100	109
4.450%, 03/31/2025	100	104

		102,686

Health Care – 2.9%
Abbott Laboratories
5.125%, 04/01/2019	100	105
4.900%, 11/30/2046	200	221
4.750%, 11/30/2036	100	109
4.750%, 04/15/2043	100	107
3.750%, 11/30/2026	150	155
3.400%, 11/30/2023	100	103
2.950%, 03/15/2025	100	98
2.900%, 11/30/2021	100	102
2.800%, 09/15/2020	150	153
2.350%, 11/22/2019	100	101
2.000%, 09/15/2018	150	150
2.000%, 03/15/2020	100	100

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
AbbVie
4.700%, 05/14/2045	$135	$146
4.500%, 05/14/2035	140	149
4.450%, 05/14/2046	250	261
4.400%, 11/06/2042	150	155
4.300%, 05/14/2036	50	52
3.600%, 05/14/2025	100	103
3.200%, 11/06/2022	45	46
3.200%, 05/14/2026	100	100
2.900%, 11/06/2022	100	102
2.850%, 05/14/2023	50	50
2.500%, 05/14/2020	100	102
2.300%, 05/14/2021	100	100
Acadia Healthcare
5.625%, 02/15/2023	100	104
Actavis
3.250%, 10/01/2022	50	52
Aetna
2.800%, 06/15/2023	25	25
2.200%, 03/15/2019	150	151
Agilent Technologies
3.050%, 09/22/2026	65	63
Allergan Funding SCS
4.850%, 06/15/2044	50	55
4.750%, 03/15/2045	200	218
4.550%, 03/15/2035	300	322
3.850%, 06/15/2024	100	105
3.800%, 03/15/2025	200	208
3.450%, 03/15/2022	200	208
3.000%, 03/12/2020	300	307
AMAG Pharmaceuticals
7.875%, 09/01/2023 (A)	65	64
AmerisourceBergen
4.250%, 03/01/2045	25	25
3.400%, 05/15/2024	100	103
Amgen
5.150%, 11/15/2041	200	230
4.563%, 06/15/2048	100	107
4.400%, 05/01/2045	125	131
3.875%, 11/15/2021	100	106
3.625%, 05/22/2024	150	158
3.125%, 05/01/2025	150	152
2.650%, 05/11/2022	150	152
2.600%, 08/19/2026	100	96
2.250%, 08/19/2023	100	98
2.200%, 05/22/2019	150	151
1.850%, 08/19/2021	50	49
Anthem
5.100%, 01/15/2044	150	174
4.650%, 01/15/2043	150	163
3.500%, 08/15/2024	150	155
3.300%, 01/15/2023	100	104

Adviser Managed Trust / Annual Report / July 31, 2017	33

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.250%, 08/15/2019	$100	$101
Ascension Health
3.945%, 11/15/2046	35	36
AstraZeneca
6.450%, 09/15/2037	200	267
4.375%, 11/16/2045	100	105
3.375%, 11/16/2025	100	103
2.375%, 11/16/2020	100	101
Baxalta
5.250%, 06/23/2045	100	117
2.875%, 06/23/2020	50	51
Baxter International
3.500%, 08/15/2046	100	90
Becton Dickinson
4.685%, 12/15/2044	50	53
4.669%, 06/06/2047	50	52
3.734%, 12/15/2024	150	155
3.700%, 06/06/2027	100	102
3.363%, 06/06/2024	50	51
3.125%, 11/08/2021	100	102
2.894%, 06/06/2022	65	66
2.675%, 12/15/2019	88	89
2.404%, 06/05/2020	35	35
2.133%, 06/06/2019	50	50
Biogen
5.200%, 09/15/2045	100	115
3.625%, 09/15/2022	200	210
Boston Scientific
6.000%, 01/15/2020	100	109
3.850%, 05/15/2025	100	104
Bristol-Myers Squibb
4.500%, 03/01/2044	50	55
3.250%, 02/27/2027	100	102
3.250%, 08/01/2042	100	90
1.750%, 03/01/2019	50	50
Cardinal Health
3.410%, 06/15/2027	200	202
2.616%, 06/15/2022	200	201
2.400%, 11/15/2019	150	151
Catholic Health Initiatives
2.950%, 11/01/2022	200	196
Celgene
5.000%, 08/15/2045	150	170
3.875%, 08/15/2025	150	159
3.625%, 05/15/2024	150	157
2.875%, 08/15/2020	100	103
2.250%, 05/15/2019	100	101
Centene
6.125%, 02/15/2024	176	191
5.625%, 02/15/2021	154	160
4.750%, 05/15/2022	190	200
4.750%, 01/15/2025	90	94

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Change Healthcare Holdings
5.750%, 03/01/2025 (A)	$115	$119
CHS
6.875%, 02/01/2022	400	343
6.250%, 03/31/2023	565	579
5.125%, 08/01/2021	100	101
Cigna
3.250%, 04/15/2025	150	152
Concordia International (A)
9.500%, 10/21/2022	175	35
7.000%, 04/15/2023	71	13
Covidien International Finance
6.550%, 10/15/2037	50	66
CR Bard
3.000%, 05/15/2026	50	50
Danaher
4.375%, 09/15/2045	20	22
3.350%, 09/15/2025	20	21
2.400%, 09/15/2020	250	254
1.650%, 09/15/2018	20	20
DaVita
5.750%, 08/15/2022	100	103
5.125%, 07/15/2024	400	411
5.000%, 05/01/2025	195	198
Dignity Health
2.637%, 11/01/2019	136	138
DJO Finco
8.125%, 06/15/2021 (A)	144	136
Duke University Health System
3.920%, 06/01/2047	125	127
Eagle Holding II PIK
7.625%, 05/15/2022 (A)	80	83
Eli Lilly
3.700%, 03/01/2045	200	200
3.100%, 05/15/2027	124	126
Endo Dac (A)
6.000%, 07/15/2023	200	174
6.000%, 02/01/2025	200	169
Endo Finance
5.375%, 01/15/2023 (A)	200	171
Envision Healthcare
6.250%, 12/01/2024 (A)	100	108
5.625%, 07/15/2022	200	208
5.125%, 07/01/2022 (A)	100	103
Express Scripts Holding
4.800%, 07/15/2046	35	37
4.750%, 11/15/2021	100	110
4.500%, 02/25/2026	150	160
3.500%, 06/15/2024	50	51
3.400%, 03/01/2027	40	39
3.000%, 07/15/2023	50	50
2.250%, 06/15/2019	200	201

34	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Gilead Sciences
5.650%, 12/01/2041	$100	$122
4.500%, 02/01/2045	225	239
4.400%, 12/01/2021	275	298
4.150%, 03/01/2047	200	202
3.700%, 04/01/2024	50	53
3.650%, 03/01/2026	175	183
2.950%, 03/01/2027	100	99
1.950%, 03/01/2022	30	30
1.850%, 09/04/2018	100	100
GlaxoSmithKline Capital
6.375%, 05/15/2038	150	207
HCA
6.500%, 02/15/2020	200	219
5.875%, 05/01/2023	200	219
5.875%, 02/15/2026	100	109
5.375%, 02/01/2025	450	479
5.250%, 04/15/2025	200	217
5.250%, 06/15/2026	200	216
5.000%, 03/15/2024	250	265
4.750%, 05/01/2023	300	316
4.500%, 02/15/2027	200	205
HCA Healthcare
6.250%, 02/15/2021	100	109
HealthSouth
5.750%, 11/01/2024	215	219
Hologic
5.250%, 07/15/2022 (A)	153	162
Howard Hughes Medical Institute
3.500%, 09/01/2023	200	211
Humana
3.850%, 10/01/2024	200	210
inVentiv Group Holdings
7.500%, 10/01/2024 (A)	110	120
Johnson & Johnson
4.375%, 12/05/2033	200	227
3.750%, 03/03/2047	150	155
3.700%, 03/01/2046	100	103
3.625%, 03/03/2037	32	33
3.550%, 03/01/2036	100	103
2.950%, 03/03/2027	150	153
2.450%, 12/05/2021	50	51
2.450%, 03/01/2026	50	49
2.250%, 03/03/2022	150	151
2.050%, 03/01/2023	50	50
1.875%, 12/05/2019	100	101
1.650%, 03/01/2021	50	50
1.125%, 03/01/2019	30	30
Kaiser Foundation Hospitals
4.150%, 05/01/2047	20	21
3.150%, 05/01/2027	25	25

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Kindred Healthcare
8.750%, 01/15/2023	$100	$99
8.000%, 01/15/2020	145	146
6.375%, 04/15/2022	100	93
Laboratory Corp of America Holdings
4.700%, 02/01/2045	50	52
2.625%, 02/01/2020	150	152
Life Technologies
6.000%, 03/01/2020	100	109
LifePoint Health
5.875%, 12/01/2023	50	53
5.500%, 12/01/2021	150	156
Mallinckrodt International Finance (A)
5.750%, 08/01/2022	100	98
5.625%, 10/15/2023	150	144
5.500%, 04/15/2025	100	92
4.875%, 04/15/2020	129	129
McKesson
3.796%, 03/15/2024	100	105
2.284%, 03/15/2019	200	202
MEDNAX
5.250%, 12/01/2023 (A)	175	180
Medtronic
4.625%, 03/15/2044	50	56
4.625%, 03/15/2045	200	227
4.375%, 03/15/2035	250	277
3.500%, 03/15/2025	350	367
2.750%, 04/01/2023	100	102
2.500%, 03/15/2020	200	203
Medtronic Global Holdings SCA
1.700%, 03/28/2019	150	150
Memorial Sloan-Kettering Cancer Center
4.200%, 07/01/2055	50	51
Merck
6.550%, 09/15/2037	50	69
4.150%, 05/18/2043	100	107
3.700%, 02/10/2045	50	50
2.800%, 05/18/2023	100	103
2.750%, 02/10/2025	300	301
2.350%, 02/10/2022	100	101
Merck Sharp & Dohme
5.000%, 06/30/2019	100	106
Molina Healthcare
5.375%, 11/15/2022	125	133
MPH Acquisition Holdings
7.125%, 06/01/2024 (A)	240	260
Mylan
5.250%, 06/15/2046	65	71
3.950%, 06/15/2026	100	102
3.150%, 06/15/2021	100	102
2.500%, 06/07/2019	60	61

Adviser Managed Trust / Annual Report / July 31, 2017	35

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Novartis Capital
4.400%, 05/06/2044	$150	$168
4.000%, 11/20/2045	100	106
3.400%, 05/06/2024	100	105
3.100%, 05/17/2027	30	30
3.000%, 11/20/2025	100	102
2.400%, 05/17/2022	50	50
1.800%, 02/14/2020	25	25
Novartis Securities Investment
5.125%, 02/10/2019	100	105
NYU Hospitals Center
4.368%, 07/01/2047	25	26
Ortho-Clinical Diagnostics
6.625%, 05/15/2022 (A)	200	197
Pfizer
7.200%, 03/15/2039	150	229
4.400%, 05/15/2044	50	55
4.125%, 12/15/2046	65	69
4.000%, 12/15/2036	50	54
3.400%, 05/15/2024	100	105
3.000%, 12/15/2026	100	101
2.750%, 06/03/2026	50	50
2.200%, 12/15/2021	200	202
1.950%, 06/03/2021	50	50
1.700%, 12/15/2019	200	200
1.450%, 06/03/2019	50	50
Quest Diagnostics
3.500%, 03/30/2025	200	204
RegionalCare Hospital Partners Holdings
8.250%, 05/01/2023 (A)	112	120
Sanofi
4.000%, 03/29/2021	50	53
Select Medical
6.375%, 06/01/2021	100	103
Shire Acquisitions Investments Ireland DAC
3.200%, 09/23/2026	250	247
2.875%, 09/23/2023	100	100
2.400%, 09/23/2021	100	99
1.900%, 09/23/2019	100	100
Stryker
4.625%, 03/15/2046	30	33
3.500%, 03/15/2026	25	26
3.375%, 05/15/2024	100	103
3.375%, 11/01/2025	200	206
2.000%, 03/08/2019	30	30
Team Health Holdings
6.375%, 02/01/2025 (A)	110	108
Tenet Healthcare
8.125%, 04/01/2022	350	377
7.500%, 01/01/2022 (A)	100	108
7.000%, 08/01/2025 (A)	145	143
6.750%, 06/15/2023	328	324

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.000%, 10/01/2020	$300	$322
5.125%, 05/01/2025 (A)	210	211
4.750%, 06/01/2020	100	104
4.625%, 07/15/2024 (A)	155	154
4.375%, 10/01/2021	250	254
Teva Pharmaceutical Finance
6.150%, 02/01/2036	150	178
Teva Pharmaceutical Finance BV
2.950%, 12/18/2022	100	100
Teva Pharmaceutical Finance IV BV
3.650%, 11/10/2021	100	104
Teva Pharmaceutical Finance Netherlands III BV
4.100%, 10/01/2046	100	91
3.150%, 10/01/2026	200	192
2.800%, 07/21/2023	200	196
2.200%, 07/21/2021	200	197
1.700%, 07/19/2019	40	40
Thermo Fisher Scientific
4.150%, 02/01/2024	150	161
3.600%, 08/15/2021	100	104
3.150%, 01/15/2023	100	102
2.950%, 09/19/2026	105	103
UnitedHealth Group
6.875%, 02/15/2038	100	144
4.750%, 07/15/2045	50	58
4.625%, 07/15/2035	200	227
4.375%, 03/15/2042	150	162
4.250%, 04/15/2047	31	33
4.200%, 01/15/2047	25	27
3.950%, 10/15/2042	100	102
3.875%, 10/15/2020	100	105
3.750%, 07/15/2025	50	53
3.450%, 01/15/2027	50	52
3.375%, 04/15/2027	50	51
3.100%, 03/15/2026	200	202
2.700%, 07/15/2020	130	133
Universal Hospital Services
7.625%, 08/15/2020	100	102
Valeant Pharmaceuticals International (A)
7.500%, 07/15/2021	300	292
7.000%, 03/15/2024	200	213
6.500%, 03/15/2022	200	211
6.375%, 10/15/2020	650	632
6.125%, 04/15/2025	500	426
5.875%, 05/15/2023	575	494
5.500%, 03/01/2023	100	85
Vizient
10.375%, 03/01/2024 (A)	80	93
WellCare Health Plans
5.250%, 04/01/2025	160	170
Wyeth
5.950%, 04/01/2037	200	265

36	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Zimmer Biomet Holdings
3.550%, 04/01/2025	$100	$101
2.700%, 04/01/2020	100	101
Zoetis
4.500%, 11/13/2025	50	55
3.450%, 11/13/2020	25	26

		39,141

Industrials – 2.7%
3M MTN
5.700%, 03/15/2037	100	127
3.125%, 09/19/2046	100	89
3.000%, 08/07/2025	50	51
1.375%, 08/07/2018	50	50
ABB Finance
2.875%, 05/08/2022	100	103
Accudyne Industries Borrower
7.750%, 12/15/2020 (A)	50	52
ADT
6.250%, 10/15/2021	200	218
3.500%, 07/15/2022	100	99
AECOM
5.875%, 10/15/2024	50	55
5.750%, 10/15/2022	200	210
5.125%, 03/15/2027	195	196
AerCap Ireland Capital
4.625%, 10/30/2020	150	160
4.500%, 05/15/2021	150	159
3.950%, 02/01/2022	175	183
3.750%, 05/15/2019	175	180
Ahern Rentals
7.375%, 05/15/2023 (A)	138	122
Air Lease
3.750%, 02/01/2022	100	104
3.375%, 06/01/2021	35	36
2.625%, 09/04/2018	100	101
2.625%, 07/01/2022	100	100
Aircastle
6.250%, 12/01/2019	100	108
5.500%, 02/15/2022	100	109
5.125%, 03/15/2021	100	106
Algeco Scotsman Global Finance
8.500%, 10/15/2018 (A)	200	193
Allison Transmission
5.000%, 10/01/2024 (A)	145	150
American Airlines Group (A)
5.500%, 10/01/2019	150	158
4.625%, 03/01/2020	100	103
American Airlines Pass-Through Trust, Ser 2015-2, Cl AA
3.600%, 09/22/2027	95	98

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
American Airlines Pass-Through Trust, Ser 2016-3, Cl AA
3.000%, 10/15/2028	$100	$98
American Airlines Pass-Through Trust, Ser 2017-2, Cl AA
3.350%, 10/15/2029	100	100
Amsted Industries
5.000%, 03/15/2022 (A)	50	52
Arconic
5.125%, 10/01/2024	175	186
Ardagh Packaging Finance (A)
6.000%, 02/15/2025	200	213
4.250%, 09/15/2022	200	205
Avis Budget Car Rental
5.500%, 04/01/2023	150	151
BCD Acquisition
9.625%, 09/15/2023 (A)	95	104
BlueLine Rental Finance
9.250%, 03/15/2024 (A)	230	250
Boeing
4.875%, 02/15/2020	100	108
3.650%, 03/01/2047	200	199
2.800%, 03/01/2027	50	50
Bombardier (A)
8.750%, 12/01/2021	350	397
7.500%, 03/15/2025	260	275
6.125%, 01/15/2023	100	102
6.000%, 10/15/2022	100	102
Brand Energy & Infrastructure Services
8.500%, 07/15/2025 (A)	55	59
Builders FirstSource
5.625%, 09/01/2024 (A)	135	142
Burlington Northern Santa Fe
4.900%, 04/01/2044	150	175
4.700%, 10/01/2019	100	106
4.550%, 09/01/2044	100	111
4.150%, 04/01/2045	150	157
3.850%, 09/01/2023	200	216
3.400%, 09/01/2024	150	157
3.000%, 04/01/2025	100	102
BWAY Holding (A)
7.250%, 04/15/2025	220	229
5.500%, 04/15/2024	220	231
Canadian National Railway
3.200%, 08/02/2046	100	91
2.950%, 11/21/2024	150	153
Canadian Pacific Railway
6.125%, 09/15/2115	30	38
4.800%, 09/15/2035	20	22
2.900%, 02/01/2025	200	198
Caterpillar
4.300%, 05/15/2044	100	108

Adviser Managed Trust / Annual Report / July 31, 2017	37

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.900%, 05/27/2021	$100	$107
3.803%, 08/15/2042	100	100
3.400%, 05/15/2024	150	156
Caterpillar Financial Services
1.700%, 08/09/2021	50	49
Caterpillar Financial Services MTN
7.150%, 02/15/2019	100	108
2.400%, 06/06/2022	200	201
2.100%, 06/09/2019	200	201
2.100%, 01/10/2020	75	76
1.900%, 03/22/2019	100	101
CD&R Waterworks Merger
6.125%, 08/15/2025 (A)	95	97
Cenveo
6.000%, 08/01/2019 (A)	100	86
Cintas No. 2
3.700%, 04/01/2027	50	52
2.900%, 04/01/2022	50	51
Clean Harbors
5.250%, 08/01/2020	100	101
5.125%, 06/01/2021	150	153
Cloud Crane
10.125%, 08/01/2024 (A)	45	51
CNH Industrial
4.500%, 08/15/2023	100	106
CNH Industrial Capital
4.375%, 11/06/2020	100	105
4.375%, 04/05/2022	150	157
CSVC Acquisition
7.750%, 06/15/2025 (A)	50	52
CSX
4.250%, 11/01/2066	50	48
4.100%, 03/15/2044	75	76
3.800%, 11/01/2046	50	48
3.700%, 10/30/2020	128	134
3.400%, 08/01/2024	150	155
3.250%, 06/01/2027	50	50
2.600%, 11/01/2026	50	49
Deere
3.900%, 06/09/2042	100	105
2.600%, 06/08/2022	50	51
Delta Air Lines
3.625%, 03/15/2022	50	51
2.875%, 03/13/2020	30	31
Dover
5.375%, 03/01/2041	100	121
Eaton
4.150%, 11/02/2042	100	103
4.000%, 11/02/2032	100	105
2.750%, 11/02/2022	150	152
Embraer Netherlands Finance BV
5.400%, 02/01/2027	100	105

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Emerson Electric
2.625%, 02/15/2023	$125	$127
Equifax
2.300%, 06/01/2021	50	50
FedEx
5.100%, 01/15/2044	50	57
4.550%, 04/01/2046	100	106
4.400%, 01/15/2047	50	52
4.000%, 01/15/2024	200	214
3.900%, 02/01/2035	100	101
Flex Acquisition
6.875%, 01/15/2025 (A)	60	63
Fluor
3.500%, 12/15/2024	200	208
Fortive
3.150%, 06/15/2026	200	202
Gates Global
6.000%, 07/15/2022 (A)	220	225
GATX
3.250%, 09/15/2026	100	98
2.600%, 03/30/2020	100	101
GCP Applied Technologies
9.500%, 02/01/2023 (A)	100	114
GE Capital International Funding
4.418%, 11/15/2035	751	813
2.342%, 11/15/2020	1,000	1,011
General Cable
5.750%, 10/01/2022	100	102
General Dynamics
2.250%, 11/15/2022	100	100
General Electric
4.500%, 03/11/2044	200	222
2.700%, 10/09/2022	250	255
General Electric MTN
6.875%, 01/10/2039	115	166
6.750%, 03/15/2032	101	140
5.875%, 01/14/2038	200	258
5.300%, 02/11/2021	125	138
GFF Environmental
9.875%, 02/01/2021 (A)	30	32
Griffon
5.250%, 03/01/2022	100	102
Grinding Media
7.375%, 12/15/2023 (A)	180	194
H&E Equipment Services
7.000%, 09/01/2022	50	52
HD Supply (A)
5.750%, 04/15/2024	300	321
5.250%, 12/15/2021	35	37
Herc Rentals (A)
7.750%, 06/01/2024	59	64
7.500%, 06/01/2022	162	175

38	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Hertz
7.625%, 06/01/2022 (A)	$160	$158
5.875%, 10/15/2020	100	94
5.500%, 10/15/2024 (A)	140	114
Honeywell International
2.500%, 11/01/2026	200	192
1.850%, 11/01/2021	200	198
1.400%, 10/30/2019	50	50
Hubbell
3.350%, 03/01/2026	50	51
Huntington Ingalls Industries
5.000%, 11/15/2025 (A)	200	215
Icahn Enterprises
6.750%, 02/01/2024	100	105
6.000%, 08/01/2020	250	257
5.875%, 02/01/2022	150	154
4.875%, 03/15/2019	200	203
IHS Markit (A)
5.000%, 11/01/2022	110	118
4.750%, 02/15/2025	175	184
Illinois Tool Works
3.500%, 03/01/2024	100	105
1.950%, 03/01/2019	100	101
Ingersoll-Rand Global Holding
5.750%, 06/15/2043	100	125
4.250%, 06/15/2023	150	163
International Lease Finance
7.125%, 09/01/2018 (A)	500	528
JB Hunt Transport Services
3.300%, 08/15/2022	50	51
John Deere Capital
2.550%, 01/08/2021	100	102
John Deere Capital MTN
3.350%, 06/12/2024	200	207
2.800%, 03/06/2023	100	102
2.650%, 01/06/2022	200	204
2.650%, 06/24/2024	50	50
1.250%, 10/09/2019	100	99
Johnson Controls International
4.950%, 07/02/2064 (D)	25	27
4.625%, 07/02/2044 (D)	100	107
3.900%, 02/14/2026	200	212
3.625%, 07/02/2024 (D)	100	104
Kansas City Southern
4.950%, 08/15/2045	100	110
KAR Auction Services
5.125%, 06/01/2025 (A)	100	104
KLX
5.875%, 12/01/2022 (A)	145	152
Koninklijke Philips
3.750%, 03/15/2022	150	158

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
L3 Technologies
5.200%, 10/15/2019	$100	$107
4.950%, 02/15/2021	100	108
Lockheed Martin
4.700%, 05/15/2046	100	112
4.500%, 05/15/2036	100	110
4.250%, 11/15/2019	100	105
4.070%, 12/15/2042	150	155
3.800%, 03/01/2045	100	98
3.550%, 01/15/2026	100	104
2.900%, 03/01/2025	25	25
2.500%, 11/23/2020	100	102
Masco
4.375%, 04/01/2026	200	213
3.500%, 04/01/2021	65	67
Navios Maritime Holdings
7.375%, 01/15/2022 (A)	100	78
Nielsen Finance
5.000%, 04/15/2022 (A)	450	464
Nielsen Luxembourg
5.500%, 10/01/2021 (A)	100	103
Norfolk Southern
4.800%, 08/15/2043	150	170
4.450%, 06/15/2045	100	108
3.950%, 10/01/2042	100	100
3.850%, 01/15/2024	200	213
3.250%, 12/01/2021	150	155
2.900%, 06/15/2026	35	35
Northrop Grumman
4.750%, 06/01/2043	25	28
3.850%, 04/15/2045	100	99
3.250%, 08/01/2023	150	156
Novelis (A)
6.250%, 08/15/2024	290	310
5.875%, 09/30/2026	150	158
Owens Corning
4.300%, 07/15/2047	50	49
4.200%, 12/01/2024	100	105
PACCAR Financial MTN
1.300%, 05/10/2019	45	45
Park Aerospace Holdings (A)
5.500%, 02/15/2024	190	194
5.250%, 08/15/2022	235	239
Parker-Hannifin MTN
4.200%, 11/21/2034	135	143
Pitney Bowes
3.375%, 10/01/2021	100	100
Ply Gem Industries
6.500%, 02/01/2022	50	52
Precision Castparts
2.500%, 01/15/2023	100	100

Adviser Managed Trust / Annual Report / July 31, 2017	39

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Raytheon
3.125%, 10/15/2020	$100	$104
2.500%, 12/15/2022	100	101
Republic Services
5.500%, 09/15/2019	150	161
3.550%, 06/01/2022	150	157
2.900%, 07/01/2026	200	196
Rockwell Collins
4.350%, 04/15/2047	25	26
3.500%, 03/15/2027	286	294
3.200%, 03/15/2024	50	51
2.800%, 03/15/2022	50	51
1.950%, 07/15/2019	20	20
Roper Technologies
3.850%, 12/15/2025	25	26
3.800%, 12/15/2026	150	155
3.000%, 12/15/2020	100	102
Ryder System MTN
2.875%, 09/01/2020	50	51
2.650%, 03/02/2020	100	101
Sensata Technologies (A)
5.000%, 10/01/2025	40	42
4.875%, 10/15/2023	300	311
Signode Industrial Group
6.375%, 05/01/2022 (A)	150	157
Southwest Airlines
2.750%, 11/06/2019	100	102
Spirit AeroSystems
3.850%, 06/15/2026	25	25
St. Marys Cement Canada
5.750%, 01/28/2027 (A)	200	204
Stanley Black & Decker
5.750%, 12/15/2053 (B)	100	105
2.900%, 11/01/2022	100	102
Terex
5.625%, 02/01/2025 (A)	5	5
TransDigm
6.500%, 07/15/2024	350	371
6.375%, 06/15/2026	227	237
6.000%, 07/15/2022	100	104
Tutor Perini
6.875%, 05/01/2025 (A)	85	91
Union Pacific
4.163%, 07/15/2022	100	109
4.050%, 03/01/2046	150	156
4.000%, 04/15/2047	50	52
3.875%, 02/01/2055	100	99
3.799%, 10/01/2051	55	54
3.000%, 04/15/2027	50	50
2.250%, 02/15/2019	125	126
United Airlines Pass-Through Trust, Cl A
4.300%, 08/15/2025	132	139

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
United Airlines Pass-Through Trust, Cl AA
3.450%, 12/01/2027	$48	$49
United Airlines Pass-Through Trust, Ser 2016-1, Cl A
3.450%, 07/07/2028	30	31
United Airlines Pass-Through Trust, Ser 2016-1, Cl AA
3.100%, 07/07/2028	50	50
United Airlines Pass-Through Trust, Ser 2016-2, Cl AA
2.875%, 10/07/2028	100	98
United Parcel Service
6.200%, 01/15/2038	150	202
3.400%, 11/15/2046	50	48
3.125%, 01/15/2021	100	104
2.400%, 11/15/2026	50	49
2.350%, 05/16/2022	50	50
United Rentals North America
6.125%, 06/15/2023	100	105
5.875%, 09/15/2026	150	161
5.500%, 07/15/2025	250	264
5.500%, 05/15/2027	40	42
4.875%, 01/15/2028	154	154
4.625%, 07/15/2023	185	194
United Technologies
6.125%, 07/15/2038	200	263
4.500%, 04/15/2020	100	107
4.500%, 06/01/2042	100	109
4.150%, 05/15/2045	100	104
3.125%, 05/04/2027	100	101
3.100%, 06/01/2022	250	260
2.650%, 11/01/2026	250	246
1.900%, 05/04/2020	200	201
USG
4.875%, 06/01/2027 (A)	30	31
Verisk Analytics
5.500%, 06/15/2045	100	111
Vertiv Group
9.250%, 10/15/2024 (A)	140	155
Vertiv Intermediate Holding PIK
12.000%, 02/15/2022 (A)	90	99
Wabtec
3.450%, 11/15/2026 (A)	100	99
Waste Management
4.750%, 06/30/2020	100	108
4.100%, 03/01/2045	50	52
3.125%, 03/01/2025	100	102
WESCO Distribution
5.375%, 12/15/2021	100	103
West
5.375%, 07/15/2022 (A)	200	203

40	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
WW Grainger
4.600%, 06/15/2045	$50	$54
4.200%, 05/15/2047	50	51
XPO Logistics (A)
6.500%, 06/15/2022	155	161
6.125%, 09/01/2023	150	156
Xylem
4.375%, 11/01/2046	100	103

		35,932

Information Technology — 2.5%
Activision Blizzard
3.400%, 09/15/2026	50	50
2.300%, 09/15/2021	30	30
Adobe Systems
3.250%, 02/01/2025	150	155
Alibaba Group Holding
3.600%, 11/28/2024	200	207
2.500%, 11/28/2019	200	202
Alphabet
3.625%, 05/19/2021	100	107
1.998%, 08/15/2026	100	94
Amkor Technology
6.375%, 10/01/2022	100	104
Amphenol
3.200%, 04/01/2024	100	101
2.200%, 04/01/2020	100	101
Analog Devices
3.900%, 12/15/2025	100	105
3.500%, 12/05/2026	100	102
Apple
4.650%, 02/23/2046	200	225
4.500%, 02/23/2036	200	226
4.375%, 05/13/2045	150	163
4.250%, 02/09/2047	50	53
3.850%, 05/04/2043	100	100
3.850%, 08/04/2046	95	95
3.450%, 05/06/2024	150	157
3.450%, 02/09/2045	100	94
3.350%, 02/09/2027	100	103
3.250%, 02/23/2026	300	306
3.200%, 05/11/2027	100	101
3.000%, 06/20/2027	100	100
2.850%, 05/06/2021	175	180
2.850%, 02/23/2023	150	154
2.850%, 05/11/2024	100	101
2.700%, 05/13/2022	200	205
2.500%, 02/09/2022	200	203
2.500%, 02/09/2025	75	74
2.450%, 08/04/2026	100	96
2.300%, 05/11/2022	100	100
2.250%, 02/23/2021	90	91

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.800%, 05/11/2020	$200	$200
1.700%, 02/22/2019	20	20
1.550%, 02/07/2020	200	199
1.550%, 08/04/2021	100	98
1.100%, 08/02/2019	100	99
Applied Materials
5.100%, 10/01/2035	35	41
4.350%, 04/01/2047	45	48
3.900%, 10/01/2025	35	38
3.300%, 04/01/2027	55	56
2.625%, 10/01/2020	50	51
Arrow Electronics
4.000%, 04/01/2025	100	102
Autodesk
4.375%, 06/15/2025	100	106
Automatic Data Processing
3.375%, 09/15/2025	25	26
2.250%, 09/15/2020	50	51
Avnet
4.625%, 04/15/2026	25	26
3.750%, 12/01/2021	25	25
Baidu
2.750%, 06/09/2019	200	202
BMC Software Finance
8.125%, 07/15/2021 (A)	250	259
Boxer Parent PIK
9.000%, 10/15/2019 (A)	100	100
Broadcom (A)
3.875%, 01/15/2027	250	256
3.625%, 01/15/2024	100	103
3.000%, 01/15/2022	200	203
2.375%, 01/15/2020	100	101
CA
4.700%, 03/15/2027	50	52
3.600%, 08/01/2020	50	52
Camelot Finance
7.875%, 10/15/2024 (A)	135	147
CDK Global
4.875%, 06/01/2027 (A)	70	72
CDW
5.500%, 12/01/2024	75	82
5.000%, 09/01/2023	131	137
5.000%, 09/01/2025	70	73
Cisco Systems
5.900%, 02/15/2039	100	130
5.500%, 01/15/2040	100	125
4.950%, 02/15/2019	100	105
4.450%, 01/15/2020	300	320
2.950%, 02/28/2026	200	200
2.500%, 09/20/2026	200	193
2.200%, 02/28/2021	50	51
1.850%, 09/20/2021	100	99

Adviser Managed Trust / Annual Report / July 31, 2017	41

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.600%, 02/28/2019	$100	$100
CommScope
5.000%, 06/15/2021 (A)	150	154
CommScope Technologies (A)
6.000%, 06/15/2025	307	330
5.000%, 03/15/2027	65	65
Conduent Finance
10.500%, 12/15/2024 (A)	70	82
Dell International (A)
8.350%, 07/15/2046	100	131
8.100%, 07/15/2036	150	189
7.125%, 06/15/2024	350	389
6.020%, 06/15/2026	200	223
5.875%, 06/15/2021	271	284
5.450%, 06/15/2023	115	127
4.420%, 06/15/2021	200	211
3.480%, 06/01/2019	200	205
eBay
3.450%, 08/01/2024	50	51
2.600%, 07/15/2022	200	199
2.200%, 08/01/2019	200	201
Electronic Arts
4.800%, 03/01/2026	50	55
3.700%, 03/01/2021	50	52
EMC
2.650%, 06/01/2020	300	296
Exela Intermediate
10.000%, 07/15/2023 (A)	185	180
Fidelity National Information Services
4.500%, 08/15/2046	25	26
3.625%, 10/15/2020	112	117
3.500%, 04/15/2023	53	55
3.000%, 08/15/2026	50	49
2.250%, 08/15/2021	53	53
First Data (A)
7.000%, 12/01/2023	465	502
5.750%, 01/15/2024	500	528
5.000%, 01/15/2024	250	260
Fiserv
4.625%, 10/01/2020	100	107
Flex
4.750%, 06/15/2025	50	54
FLIR Systems
3.125%, 06/15/2021	150	152
Gartner
5.125%, 04/01/2025 (A)	145	153
Genesys Telecommunications Laboratories
10.000%, 11/30/2024 (A)	115	131
Genpact Luxembourg Sarl
3.700%, 04/01/2022 (A)	100	101
Gogo Intermediate Holdings
12.500%, 07/01/2022 (A)	140	159

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Harris
4.854%, 04/27/2035	$35	$39
3.832%, 04/27/2025	50	52
Hewlett Packard Enterprise
6.350%, 10/15/2045	50	53
6.200%, 10/15/2035	50	54
4.900%, 10/15/2025	100	106
4.400%, 10/15/2022	250	267
3.600%, 10/15/2020	50	52
2.850%, 10/05/2018	100	101
HP
4.300%, 06/01/2021	250	266
Hughes Satellite Systems
6.625%, 08/01/2026	85	93
5.250%, 08/01/2026	105	110
Infor Software Parent PIK
7.125%, 05/01/2021 (A)	150	155
Infor US
6.500%, 05/15/2022	301	313
Informatica
7.125%, 07/15/2023 (A)	151	154
Ingram Micro
5.450%, 12/15/2024	80	82
Intel
4.900%, 07/29/2045	40	47
4.800%, 10/01/2041	100	114
4.250%, 12/15/2042	150	159
4.100%, 05/11/2047	100	104
3.700%, 07/29/2025	45	48
3.300%, 10/01/2021	100	105
2.875%, 05/11/2024	100	101
2.700%, 12/15/2022	50	51
2.600%, 05/19/2026	150	147
2.450%, 07/29/2020	185	188
International Business Machines
7.625%, 10/15/2018	200	214
4.700%, 02/19/2046	100	111
4.000%, 06/20/2042	100	101
3.625%, 02/12/2024	350	368
2.875%, 11/09/2022	100	102
2.500%, 01/27/2022	200	203
2.250%, 02/19/2021	100	101
j2 Cloud Services
6.000%, 07/15/2025 (A)	95	99
Keysight Technologies
4.600%, 04/06/2027	65	69
KLA-Tencor
4.650%, 11/01/2024	100	108
Lam Research
2.750%, 03/15/2020	100	102
Mastercard
3.375%, 04/01/2024	100	105

42	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.000%, 11/21/2021	$100	$99
Maxim Integrated Products
2.500%, 11/15/2018	200	202
Micron Technology
5.500%, 02/01/2025	40	42
5.250%, 08/01/2023 (A)	301	315
Microsoft
4.500%, 10/01/2040	100	112
4.500%, 02/06/2057	200	222
4.450%, 11/03/2045	300	332
4.250%, 02/06/2047	100	108
4.200%, 06/01/2019	100	105
4.100%, 02/06/2037	100	108
4.000%, 02/12/2055	100	101
3.950%, 08/08/2056	150	151
3.750%, 02/12/2045	100	100
3.700%, 08/08/2046	100	99
3.500%, 02/12/2035	150	152
3.450%, 08/08/2036	100	100
3.300%, 02/06/2027	200	207
2.875%, 02/06/2024	35	36
2.700%, 02/12/2025	200	201
2.400%, 02/06/2022	250	253
2.400%, 08/08/2026	200	193
2.375%, 02/12/2022	100	101
2.375%, 05/01/2023	100	100
2.000%, 11/03/2020	200	201
2.000%, 08/08/2023	100	98
1.850%, 02/06/2020	100	100
1.625%, 12/06/2018	100	100
1.550%, 08/08/2021	100	98
1.100%, 08/08/2019	300	298
Motorola Solutions
4.000%, 09/01/2024	200	201
3.500%, 03/01/2023	100	101
NCR
6.375%, 12/15/2023	150	160
4.625%, 02/15/2021	100	102
NetApp
3.375%, 06/15/2021	150	154
Nuance Communications
5.625%, 12/15/2026 (A)	115	122
NVIDIA
3.200%, 09/16/2026	50	50
2.200%, 09/16/2021	30	30
NXP BV (A)
5.750%, 03/15/2023	200	210
4.625%, 06/01/2023	200	216
4.125%, 06/01/2021	150	157
Open Text (A)
5.875%, 06/01/2026	85	92
5.625%, 01/15/2023	140	147

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Oracle
5.375%, 07/15/2040	$150	$184
4.375%, 05/15/2055	100	105
4.300%, 07/08/2034	100	109
4.125%, 05/15/2045	100	104
4.000%, 07/15/2046	150	152
3.900%, 05/15/2035	170	177
3.850%, 07/15/2036	50	52
3.400%, 07/08/2024	100	104
2.950%, 05/15/2025	250	253
2.800%, 07/08/2021	175	180
2.650%, 07/15/2026	140	136
2.500%, 05/15/2022	350	355
2.400%, 09/15/2023	50	50
2.250%, 10/08/2019	50	51
1.900%, 09/15/2021	135	134
Plantronics
5.500%, 05/31/2023 (A)	126	132
PTC
6.000%, 05/15/2024	98	105
Qorvo
7.000%, 12/01/2025	95	108
QUALCOMM
4.800%, 05/20/2045	100	110
4.650%, 05/20/2035	200	220
4.300%, 05/20/2047	130	134
3.450%, 05/20/2025	100	103
3.250%, 05/20/2027	50	50
2.900%, 05/20/2024	50	51
2.600%, 01/30/2023	100	101
2.250%, 05/20/2020	100	101
2.100%, 05/20/2020	30	30
1.850%, 05/20/2019	105	106
Quintiles IMS (A)
5.000%, 10/15/2026	200	210
4.875%, 05/15/2023	140	145
Rackspace Hosting
8.625%, 11/15/2024 (A)	205	221
Riverbed Technology
8.875%, 03/01/2023 (A)	80	79
Seagate HDD Cayman
4.750%, 01/01/2025	100	97
3.750%, 11/15/2018	200	203
Solera
10.500%, 03/01/2024 (A)	300	345
SS&C Technologies Holdings
5.875%, 07/15/2023	142	151
Symantec
5.000%, 04/15/2025 (A)	140	147
Texas Instruments
2.625%, 05/15/2024	100	100
1.850%, 05/15/2022	100	99

Adviser Managed Trust / Annual Report / July 31, 2017	43

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.750%, 05/01/2020	$100	$100
Thomson Reuters
5.650%, 11/23/2043	200	235
3.850%, 09/29/2024	125	131
TIBCO Software
11.375%, 12/01/2021 (A)	150	165
Total System Services
3.750%, 06/01/2023	100	104
VeriSign
4.750%, 07/15/2027 (A)	95	97
4.625%, 05/01/2023	50	51
Veritas US
10.500%, 02/01/2024 (A)	120	133
Western Digital
10.500%, 04/01/2024	450	533
Western Union
3.650%, 08/22/2018	100	102
Xerox
5.625%, 12/15/2019	100	107
4.070%, 03/17/2022 (A)	100	103
Xilinx
3.000%, 03/15/2021	150	153
Zebra Technologies
7.250%, 10/15/2022	150	160

		32,692

Materials – 1.4%
Agrium
5.250%, 01/15/2045	70	79
4.125%, 03/15/2035	200	200
Air Products & Chemicals
3.350%, 07/31/2024	100	104
Airgas
3.050%, 08/01/2020	100	103
Albemarle
4.150%, 12/01/2024	100	105
Alcoa Nederland Holding BV
6.750%, 09/30/2024 (A)	200	220
Aleris International
9.500%, 04/01/2021 (A)	95	100
Allegheny Technologies
7.875%, 08/15/2023	75	79
Anglo American Capital (A)
4.875%, 05/14/2025	200	214
4.125%, 09/27/2022	100	104
3.625%, 05/14/2020	100	102
ArcelorMittal
6.125%, 06/01/2025	100	114
Ardagh Packaging Finance Holdings (A)
7.250%, 05/15/2024	275	304
4.625%, 05/15/2023	150	153

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ashland
4.750%, 08/15/2022	$100	$105
Ball
5.250%, 07/01/2025	190	209
4.375%, 12/15/2020	160	168
4.000%, 11/15/2023	150	153
Barrick
5.250%, 04/01/2042	100	115
4.100%, 05/01/2023	16	17
Barrick North America Finance
4.400%, 05/30/2021	43	46
Bemis
3.100%, 09/15/2026	100	97
Berry Plastics
5.500%, 05/15/2022	100	104
5.125%, 07/15/2023	125	131
BHP Billiton Finance USA
5.000%, 09/30/2043	100	118
3.850%, 09/30/2023	150	161
2.875%, 02/24/2022	250	257
Blue Cube Spinco
10.000%, 10/15/2025	100	124
9.750%, 10/15/2023	100	122
BlueScope Steel Finance
6.500%, 05/15/2021 (A)	83	88
Cascades
5.500%, 07/15/2022 (A)	100	103
Celanese US Holdings
5.875%, 06/15/2021	30	34
4.625%, 11/15/2022	30	32
Celulosa Arauco y Constitucion
7.250%, 07/29/2019	100	109
CF Industries
3.450%, 06/01/2023	120	114
Chemours
7.000%, 05/15/2025	230	256
6.625%, 05/15/2023	80	86
5.375%, 05/15/2027	75	79
Cliffs Natural Resources (A)
8.250%, 03/31/2020	46	52
5.750%, 03/01/2025	245	239
Coveris Holdings
7.875%, 11/01/2019 (A)	100	99
Crown Americas
4.500%, 01/15/2023	100	106
CVR Partners
9.250%, 06/15/2023 (A)	85	87
Dow Chemical
8.550%, 05/15/2019	200	223
4.375%, 11/15/2042	100	103
4.250%, 11/15/2020	100	106
4.250%, 10/01/2034	100	103

44	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.500%, 10/01/2024	$100	$104
3.000%, 11/15/2022	50	51
E.I. du Pont de Nemours
4.900%, 01/15/2041	100	112
4.625%, 01/15/2020	100	106
2.800%, 02/15/2023	100	102
Eastman Chemical
4.650%, 10/15/2044	100	106
3.800%, 03/15/2025	100	103
Ecolab
4.350%, 12/08/2021	100	109
2.700%, 11/01/2026	20	19
Eldorado
6.125%, 12/15/2020 (A)	100	102
Fibria Overseas Finance
5.500%, 01/17/2027	50	52
FMG Resources August 2006 Pty (A)
5.125%, 05/15/2024	90	93
4.750%, 05/15/2022	125	129
Freeport-McMoRan
6.875%, 02/15/2023	200	217
4.550%, 11/14/2024	100	98
3.875%, 03/15/2023	250	241
3.100%, 03/15/2020	200	199
Georgia-Pacific
8.875%, 05/15/2031	100	156
Goldcorp
3.700%, 03/15/2023	100	104
HB Fuller
4.000%, 02/15/2027	25	26
Hexion
10.375%, 02/01/2022 (A)	90	91
Hudbay Minerals
7.625%, 01/15/2025 (A)	30	33
Huntsman International
4.875%, 11/15/2020	100	105
INEOS Group Holdings
5.625%, 08/01/2024 (A)	200	207
International Flavors & Fragrances
4.375%, 06/01/2047	30	31
International Paper
7.500%, 08/15/2021	100	119
5.150%, 05/15/2046	100	112
4.800%, 06/15/2044	100	107
4.750%, 02/15/2022	100	109
4.350%, 08/15/2048	100	100
INVISTA Finance
4.250%, 10/15/2019 (A)	100	102
Joseph T Ryerson & Son
11.000%, 05/15/2022 (A)	125	143
Kinross
4.500%, 07/15/2027 (A)	95	95

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Koppers
6.000%, 02/15/2025 (A)	$100	$106
Lubrizol
6.500%, 10/01/2034	100	134
Lundin Mining
7.500%, 11/01/2020 (A)	120	126
LYB International Finance BV
4.875%, 03/15/2044	50	54
LYB International Finance II BV
3.500%, 03/02/2027	64	64
LyondellBasell Industries
5.000%, 04/15/2019	190	199
4.625%, 02/26/2055	100	101
Martin Marietta Materials
4.250%, 07/02/2024	100	106
Momentive Performance Materials
3.880%, 10/24/2021	145	145
Monsanto
4.700%, 07/15/2064	50	51
4.400%, 07/15/2044	150	154
3.375%, 07/15/2024	100	102
Mosaic
4.250%, 11/15/2023	125	132
New Gold
6.250%, 11/15/2022 (A)	100	103
Newmont Mining
6.250%, 10/01/2039	50	63
4.875%, 03/15/2042	125	135
3.500%, 03/15/2022	100	104
Nucor
6.400%, 12/01/2037	100	130
4.000%, 08/01/2023	100	107
Olin
5.125%, 09/15/2027	90	94
Owens-Brockway Glass Container (A)
5.875%, 08/15/2023	70	78
5.000%, 01/15/2022	115	121
Platform Specialty Products (A)
10.375%, 05/01/2021	100	110
6.500%, 02/01/2022	68	71
PolyOne
5.250%, 03/15/2023	100	105
Potash Corp of Saskatchewan
4.000%, 12/15/2026	50	52
3.625%, 03/15/2024	50	51
3.000%, 04/01/2025	100	98
PQ
6.750%, 11/15/2022 (A)	127	138
Praxair
3.200%, 01/30/2026	100	102
2.450%, 02/15/2022	200	202

Adviser Managed Trust / Annual Report / July 31, 2017	45

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Rain CII Carbon
7.250%, 04/01/2025 (A)	$100	$104
Rayonier AM Products
5.500%, 06/01/2024 (A)	100	99
Resolute Forest Products
5.875%, 05/15/2023	100	97
Reynolds Group Issuer
7.000%, 07/15/2024 (A)	100	108
5.750%, 10/15/2020	400	409
5.125%, 07/15/2023 (A)	300	316
Rio Tinto Finance USA
4.125%, 08/21/2042	100	104
3.750%, 06/15/2025	350	371
RPM International
5.250%, 06/01/2045	50	56
Sherwin-Williams
7.250%, 06/15/2019 (A)	100	109
4.500%, 06/01/2047	129	136
3.450%, 06/01/2027	160	163
3.125%, 06/01/2024	25	25
2.750%, 06/01/2022	200	202
2.250%, 05/15/2020	300	302
Sonoco Products
5.750%, 11/01/2040	100	119
Southern Copper
6.750%, 04/16/2040	100	118
5.375%, 04/16/2020	200	216
3.875%, 04/23/2025	60	62
SPCM
4.875%, 09/15/2025 (A)	75	77
Standard Industries (A)
6.000%, 10/15/2025	250	267
5.375%, 11/15/2024	250	263
Steel Dynamics
5.500%, 10/01/2024	100	107
5.125%, 10/01/2021	100	103
SunCoke Energy Partners
7.500%, 06/15/2025 (A)	80	82
Teck Resources
8.500%, 06/01/2024 (A)	50	58
3.750%, 02/01/2023	200	202
TPC Group
8.750%, 12/15/2020 (A)	135	126
Tronox Finance
7.500%, 03/15/2022 (A)	138	145
6.375%, 08/15/2020	100	100
United States Steel
8.375%, 07/01/2021 (A)	125	138
US Concrete
6.375%, 06/01/2024 (A)	100	107
Vale
5.625%, 09/11/2042	100	99

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Vale Overseas
6.875%, 11/21/2036	$150	$167
6.250%, 08/10/2026	100	111
5.875%, 06/10/2021	100	109
4.625%, 09/15/2020	50	52
4.375%, 01/11/2022	125	129
Vulcan Materials
7.500%, 06/15/2021	100	118
Westlake Chemical
4.625%, 02/15/2021	50	52
WestRock RKT
4.000%, 03/01/2023	200	211
WR Grace & Company
5.125%, 10/01/2021 (A)	100	107

		18,894

Real Estate – 0.9%
Alexandria Real Estate Equities
4.600%, 04/01/2022	350	375
American Campus Communities Operating Partnership
3.350%, 10/01/2020	50	51
American Tower
4.000%, 06/01/2025	100	104
3.450%, 09/15/2021	150	156
3.375%, 10/15/2026	150	148
3.300%, 02/15/2021	100	103
3.125%, 01/15/2027	100	96
2.800%, 06/01/2020	100	102
AvalonBay Communities MTN
3.500%, 11/15/2024	100	103
3.500%, 11/15/2025	100	102
3.350%, 05/15/2027	200	202
Boston Properties
3.700%, 11/15/2018	150	153
3.125%, 09/01/2023	150	154
Brixmor Operating Partnership
4.125%, 06/15/2026	25	25
3.875%, 08/15/2022	30	31
3.650%, 06/15/2024	50	50
3.250%, 09/15/2023	50	49
Corporate Office Properties
5.000%, 07/01/2025	50	53
Crown Castle International
5.250%, 01/15/2023	125	140
4.750%, 05/15/2047	25	25
4.450%, 02/15/2026	65	69
4.000%, 03/01/2027	20	21
3.650%, 09/01/2027	135	135
3.400%, 02/15/2021	55	57
3.200%, 09/01/2024	35	35
2.250%, 09/01/2021	55	54

46	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CubeSmart
3.125%, 09/01/2026	$50	$48
CyrusOne
5.000%, 03/15/2024 (A)	95	99
DDR
4.700%, 06/01/2027	35	35
3.625%, 02/01/2025	100	96
Digital Realty Trust
3.950%, 07/01/2022	100	105
Duke Realty
3.875%, 10/15/2022	150	158
DuPont Fabros Technology
5.875%, 09/15/2021	50	52
EPR Properties
4.750%, 12/15/2026	100	103
Equinix
5.875%, 01/15/2026	150	164
5.375%, 01/01/2022	200	209
5.375%, 04/01/2023	150	156
5.375%, 05/15/2027	240	260
ERP Operating
3.375%, 06/01/2025	100	102
2.375%, 07/01/2019	150	151
Essex Portfolio
3.375%, 04/15/2026	100	99
Federal Realty Investment Trust
4.500%, 12/01/2044	50	52
FelCor Lodging
5.625%, 03/01/2023	100	104
GLP Capital
5.375%, 11/01/2023	50	54
5.375%, 04/15/2026	300	327
4.875%, 11/01/2020	100	106
HCP
5.375%, 02/01/2021	200	219
4.000%, 12/01/2022	50	52
4.000%, 06/01/2025	100	104
Healthcare Trust of America Holdings
3.500%, 08/01/2026	40	39
Highwoods Realty
3.200%, 06/15/2021	100	101
Hospitality Properties Trust
4.950%, 02/15/2027	70	73
4.500%, 03/15/2025	50	52
Host Hotels & Resorts
4.000%, 06/15/2025	65	67
3.875%, 04/01/2024	100	102
Howard Hughes
5.375%, 03/15/2025 (A)	245	255
Iron Mountain
6.000%, 10/01/2020 (A)	120	124
6.000%, 08/15/2023	100	106

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.750%, 08/15/2024	$200	$205
iStar
5.000%, 07/01/2019	150	152
Kennedy-Wilson
5.875%, 04/01/2024	190	195
Kilroy Realty
4.375%, 10/01/2025	100	105
Kimco Realty
3.200%, 05/01/2021	370	378
Lamar Media
5.375%, 01/15/2024	100	105
5.000%, 05/01/2023	100	104
Liberty Property
3.375%, 06/15/2023	95	96
MGM Growth Properties Operating Partnership
5.625%, 05/01/2024	108	118
4.500%, 09/01/2026	135	136
Mid-America Apartments
4.000%, 11/15/2025	50	52
3.600%, 06/01/2027	200	201
MPT Operating Partnership
6.375%, 03/01/2024	100	109
5.250%, 08/01/2026	75	78
National Retail Properties
4.000%, 11/15/2025	65	67
3.600%, 12/15/2026	50	50
Omega Healthcare Investors
5.250%, 01/15/2026	100	107
Prologis
3.750%, 11/01/2025	65	68
QCP SNF West
8.125%, 11/01/2023 (A)	130	133
Realogy Group (A)
5.250%, 12/01/2021	100	105
4.875%, 06/01/2023	50	50
Realty Income
4.650%, 08/01/2023	150	163
3.250%, 10/15/2022	160	163
Regency Centers
4.400%, 02/01/2047	35	35
3.600%, 02/01/2027	30	30
Sabra Health Care
5.500%, 02/01/2021	100	104
SBA Communications
4.875%, 07/15/2022	100	104
4.875%, 09/01/2024	150	156
Select Income
4.500%, 02/01/2025	100	101
Simon Property Group
4.250%, 11/30/2046	50	50
3.500%, 09/01/2025	150	153
3.250%, 11/30/2026	50	50

Adviser Managed Trust / Annual Report / July 31, 2017	47

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.625%, 06/15/2022	$50	$51
2.500%, 09/01/2020	100	102
Tanger Properties
3.125%, 09/01/2026	50	47
UDR MTN
3.750%, 07/01/2024	100	103
Uniti Group
8.250%, 10/15/2023	210	216
6.000%, 04/15/2023 (A)	33	34
Ventas Realty
3.250%, 10/15/2026	50	49
2.700%, 04/01/2020	280	283
VEREIT Operating Partnership
4.875%, 06/01/2026	30	32
4.600%, 02/06/2024	25	26
4.125%, 06/01/2021	20	21
3.000%, 02/06/2019	35	36
Welltower
6.500%, 03/15/2041	70	88
4.950%, 01/15/2021	145	157
4.250%, 04/01/2026	50	53
Weyerhaeuser
7.375%, 03/15/2032	100	139
WP Carey
4.600%, 04/01/2024	150	157

		11,684

Telecommunication Services – 2.2%
Acosta
7.750%, 10/01/2022 (A)	100	76
Altice Financing (A)
7.500%, 05/15/2026	425	471
6.625%, 02/15/2023	200	212
6.500%, 01/15/2022	150	156
Altice Luxembourg (A)
7.750%, 05/15/2022	500	531
7.625%, 02/15/2025	250	274
Altice US Finance I (A)
5.500%, 05/15/2026	328	348
5.375%, 07/15/2023	150	157
America Movil
6.375%, 03/01/2035	200	249
6.125%, 03/30/2040	100	122
5.000%, 03/30/2020	250	270
AT&T
6.500%, 09/01/2037	585	704
6.000%, 08/15/2040	100	112
5.800%, 02/15/2019	100	106
5.700%, 03/01/2057	250	268
5.650%, 02/15/2047	50	54
5.450%, 03/01/2047	100	106
5.300%, 08/14/2058	150	150

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.250%, 03/01/2037	$50	$52
5.150%, 03/15/2042	250	253
5.150%, 02/14/2050	110	109
5.000%, 03/01/2021	150	163
4.900%, 08/14/2037	45	45
4.800%, 06/15/2044	100	97
4.750%, 05/15/2046	235	226
4.500%, 05/15/2035	250	243
4.350%, 06/15/2045	100	91
4.250%, 03/01/2027	150	154
4.125%, 02/17/2026	250	256
3.950%, 01/15/2025	100	102
3.900%, 03/11/2024	100	103
3.900%, 08/14/2027	120	120
3.800%, 03/15/2022	150	157
3.800%, 03/01/2024	50	52
3.600%, 02/17/2023	50	52
3.400%, 08/14/2024	100	100
3.400%, 05/15/2025	350	345
3.200%, 03/01/2022	65	66
3.000%, 02/15/2022	150	152
3.000%, 06/30/2022	200	202
2.850%, 02/14/2023	150	150
2.800%, 02/17/2021	50	51
2.450%, 06/30/2020	200	202
Block Communications
6.875%, 02/15/2025 (A)	50	54
British Telecommunications
9.125%, 12/15/2030	150	229
CenturyLink
7.500%, 04/01/2024	250	272
5.625%, 04/01/2020	200	210
Cequel Communications Holdings (A)
6.375%, 09/15/2020	140	143
5.125%, 12/15/2021	200	204
Cincinnati Bell
7.000%, 07/15/2024 (A)	135	137
Consolidated Communications
6.500%, 10/01/2022	100	98
Deutsche Telekom International Finance
8.750%, 06/15/2030	200	297
Frontier Communications
11.000%, 09/15/2025	670	614
10.500%, 09/15/2022	410	385
7.125%, 01/15/2023	100	82
6.875%, 01/15/2025	100	79
Grupo Televisa
5.000%, 05/13/2045	200	199
Inmarsat Finance
4.875%, 05/15/2022 (A)	100	102
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)	160	165

48	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
8.000%, 02/15/2024 (A)	$200	$217
5.500%, 08/01/2023	300	259
Koninklijke
8.375%, 10/01/2030	50	69
Level 3 Communications
5.750%, 12/01/2022	100	104
Level 3 Financing
5.375%, 08/15/2022	150	154
5.375%, 01/15/2024	140	147
5.375%, 05/01/2025	150	160
5.250%, 03/15/2026	100	106
5.125%, 05/01/2023	200	208
MHGE Parent PIK
8.500%, 08/01/2019 (A)	119	119
Midcontinent Communications
6.875%, 08/15/2023 (A)	50	54
Millicom International Cellular (A)
6.625%, 10/15/2021	100	104
6.000%, 03/15/2025	200	211
Nokia
4.375%, 06/12/2027	25	26
3.375%, 06/12/2022	20	20
Orange
9.000%, 03/01/2031	100	152
5.500%, 02/06/2044	25	30
2.750%, 02/06/2019	200	203
1.625%, 11/03/2019	100	99
Outfront Media Capital
5.625%, 02/15/2024	100	104
Qwest
6.750%, 12/01/2021	100	111
Rogers Communications
6.800%, 08/15/2018	100	105
5.000%, 03/15/2044	100	114
2.900%, 11/15/2026	100	97
Sable International Finance
6.875%, 08/01/2022 (A)	200	216
SFR Group (A)
7.375%, 05/01/2026	750	812
6.250%, 05/15/2024	225	238
6.000%, 05/15/2022	500	523
SoftBank Group
4.500%, 04/15/2020 (A)	400	413
Sprint
7.875%, 09/15/2023	750	851
7.625%, 02/15/2025	100	113
7.250%, 09/15/2021	315	350
7.125%, 06/15/2024	450	493
Sprint Communications
7.000%, 08/15/2020	200	218
6.000%, 11/15/2022	250	264

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Telecom Italia
5.303%, 05/30/2024 (A)	$200	$221
Telefonica Emisiones
7.045%, 06/20/2036	100	133
5.134%, 04/27/2020	100	108
Telefonica Emisiones SAU
4.103%, 03/08/2027	250	262
Telesat Canada
8.875%, 11/15/2024 (A)	120	135
T-Mobile
6.625%, 04/01/2023	300	317
6.500%, 01/15/2026	250	278
6.375%, 03/01/2025	100	108
T-Mobile USA
6.836%, 04/28/2023	200	212
6.000%, 03/01/2023	200	211
6.000%, 04/15/2024	500	538
5.375%, 04/15/2027	100	108
Unitymedia GmbH
6.125%, 01/15/2025 (A)	200	215
UPCB Finance IV
5.375%, 01/15/2025 (A)	200	209
Verizon Communications
5.012%, 04/15/2049	267	266
5.012%, 08/21/2054	379	369
4.862%, 08/21/2046	400	393
4.812%, 03/15/2039	100	100
4.672%, 03/15/2055	117	108
4.522%, 09/15/2048	453	421
4.500%, 09/15/2020	500	535
4.272%, 01/15/2036	600	576
4.150%, 03/15/2024	450	472
4.125%, 08/15/2046	150	133
3.650%, 09/14/2018	200	204
3.500%, 11/01/2024	500	504
2.946%, 03/15/2022	304	307
2.625%, 08/15/2026	150	139
Videotron (A)
5.375%, 06/15/2024	100	107
5.125%, 04/15/2027	100	103
Virgin Media Secured Finance
5.250%, 01/15/2026 (A)	450	468
Vodafone Group
6.150%, 02/27/2037	200	244
2.950%, 02/19/2023	300	306
Wind Acquisition Finance (A)
7.375%, 04/23/2021	600	625
4.750%, 07/15/2020	200	202
Windstream Services
6.375%, 08/01/2023	150	123
WMG Acquisition
6.750%, 04/15/2022 (A)	100	105

Adviser Managed Trust / Annual Report / July 31, 2017	49

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Zayo Group
6.375%, 05/15/2025	$200	$217
6.000%, 04/01/2023	170	179
5.750%, 01/15/2027 (A)	175	185
Ziggo Bond Finance BV
6.000%, 01/15/2027 (A)	200	207
Ziggo Secured Finance BV
5.500%, 01/15/2027 (A)	150	155

		29,451

Utilities – 1.6%
AES
6.000%, 05/15/2026	100	107
5.500%, 03/15/2024	100	105
4.875%, 05/15/2023	200	204
Alabama Power
3.750%, 03/01/2045	100	99
Ameren
2.700%, 11/15/2020	100	102
Ameren Illinois
3.250%, 03/01/2025	100	103
American Water Capital
6.593%, 10/15/2037	100	137
AmeriGas Partners
5.875%, 08/20/2026	120	123
5.625%, 05/20/2024	120	124
5.500%, 05/20/2025	90	91
Appalachian Power
7.000%, 04/01/2038	100	139
4.450%, 06/01/2045	100	107
3.400%, 06/01/2025	100	103
Atmos Energy
4.125%, 10/15/2044	100	106
Baltimore Gas & Electric
2.400%, 08/15/2026	50	47
Berkshire Hathaway Energy
6.500%, 09/15/2037	350	468
6.125%, 04/01/2036	250	326
2.000%, 11/15/2018	200	201
Black Hills
3.950%, 01/15/2026	100	104
Calpine
6.000%, 01/15/2022 (A)	200	206
5.750%, 01/15/2025	200	187
5.375%, 01/15/2023	200	194
CenterPoint Energy Houston Electric
4.500%, 04/01/2044	200	226
CenterPoint Energy Resources
4.500%, 01/15/2021	100	106
Cleco Corporate Holdings
4.973%, 05/01/2046	35	37
3.743%, 05/01/2026	50	51

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CMS Energy
3.450%, 08/15/2027	$50	$51
Commonwealth Edison
3.700%, 03/01/2045	50	49
Connecticut Light & Power
4.150%, 06/01/2045	100	107
Consolidated Edison
2.000%, 05/15/2021	100	99
Consolidated Edison of New York
6.300%, 08/15/2037	100	131
4.450%, 03/15/2044	200	220
4.300%, 12/01/2056	100	106
3.850%, 06/15/2046	100	102
Consumers Energy
3.950%, 05/15/2043	50	52
2.850%, 05/15/2022	100	102
Delmarva Power & Light
4.150%, 05/15/2045	50	53
Dominion Energy
5.200%, 08/15/2019	100	107
4.050%, 09/15/2042	100	98
2.850%, 08/15/2026	30	29
2.750%, 09/15/2022	250	251
2.579%, 07/01/2020	100	101
2.500%, 12/01/2019	100	101
Dominion Energy Gas Holdings
4.600%, 12/15/2044	25	26
3.600%, 12/15/2024	100	103
2.500%, 12/15/2019	50	50
DTE Electric
3.700%, 03/15/2045	50	50
3.700%, 06/01/2046	50	49
DTE Energy
3.300%, 06/15/2022	50	51
2.850%, 10/01/2026	50	48
2.400%, 12/01/2019	125	126
Duke Energy
3.750%, 04/15/2024	100	105
3.750%, 09/01/2046	300	291
2.650%, 09/01/2026	200	194
Duke Energy Carolinas
4.250%, 12/15/2041	100	107
2.950%, 12/01/2026	100	100
Duke Energy Florida
6.400%, 06/15/2038	450	619
3.200%, 01/15/2027	50	51
Duke Energy Indiana
3.750%, 05/15/2046	50	49
Duke Energy Ohio
3.700%, 06/15/2046	14	14
Duke Energy Progress
5.300%, 01/15/2019	100	105

50	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.150%, 12/01/2044	$50	$53
Dynegy
8.000%, 01/15/2025 (A)	100	99
7.625%, 11/01/2024	190	187
7.375%, 11/01/2022	340	344
6.750%, 11/01/2019	275	285
Edison International
2.950%, 03/15/2023	50	50
El Paso Electric
5.000%, 12/01/2044	50	54
Emera US Finance
4.750%, 06/15/2046	35	38
3.550%, 06/15/2026	235	238
2.150%, 06/15/2019	20	20
Enel
8.750%, 09/24/2073 (A)(B)	200	241
Entergy
5.125%, 09/15/2020	100	108
4.000%, 07/15/2022	100	106
2.950%, 09/01/2026	100	97
Entergy Arkansas
3.700%, 06/01/2024	100	105
Entergy Mississippi
2.850%, 06/01/2028	25	24
Eversource Energy
3.150%, 01/15/2025	100	101
Exelon
5.625%, 06/15/2035	100	118
5.100%, 06/15/2045	100	114
3.950%, 06/15/2025	100	105
Exelon Generation
6.250%, 10/01/2039	300	332
5.600%, 06/15/2042	100	103
4.250%, 06/15/2022	100	106
2.950%, 01/15/2020	100	102
FirstEnergy
7.375%, 11/15/2031	70	93
4.250%, 03/15/2023	40	43
Florida Power & Light
5.950%, 02/01/2038	200	263
4.050%, 10/01/2044	200	212
Fortis
3.055%, 10/04/2026	100	97
Georgia Power
4.300%, 03/15/2042	125	132
Great Plains Energy
4.850%, 06/01/2021	155	165
Interstate Power & Light
3.700%, 09/15/2046	50	48
ITC Holdings
3.250%, 06/30/2026	30	30

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Kansas City Power & Light
4.200%, 06/15/2047	$100	$102
Kentucky Utilities
5.125%, 11/01/2040	194	233
MidAmerican Energy
3.950%, 08/01/2047	50	52
3.100%, 05/01/2027	50	50
2.400%, 03/15/2019	100	101
National Fuel Gas
5.200%, 07/15/2025	100	107
NextEra Energy Capital Holdings
2.400%, 09/15/2019	150	151
NiSource Finance
5.950%, 06/15/2041	100	123
5.650%, 02/01/2045	50	61
4.375%, 05/15/2047	150	157
3.490%, 05/15/2027	50	51
Northern States Power
4.125%, 05/15/2044	200	210
2.200%, 08/15/2020	100	101
NRG Energy
7.250%, 05/15/2026	140	148
6.625%, 01/15/2027	275	283
6.250%, 07/15/2022	150	157
6.250%, 05/01/2024	150	156
NRG Yield Operating
5.375%, 08/15/2024	100	105
NSTAR Electric
3.200%, 05/15/2027	100	101
Oglethorpe Power
4.250%, 04/01/2046	100	96
Ohio Edison
6.875%, 07/15/2036	200	265
Oncor Electric Delivery
3.750%, 04/01/2045	100	99
2.950%, 04/01/2025	50	50
ONE Gas
2.070%, 02/01/2019	100	100
Pacific Gas & Electric
8.250%, 10/15/2018	100	108
6.050%, 03/01/2034	400	519
5.800%, 03/01/2037	100	128
4.750%, 02/15/2044	50	58
4.300%, 03/15/2045	30	32
PacifiCorp
3.600%, 04/01/2024	100	105
Piedmont Natural Gas
3.640%, 11/01/2046	25	23
Potomac Electric Power
6.500%, 11/15/2037	100	136
PPL Capital Funding
3.400%, 06/01/2023	100	104

Adviser Managed Trust / Annual Report / July 31, 2017	51

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
PPL Electric Utilities
4.150%, 10/01/2045	$100	$105
Progress Energy
4.400%, 01/15/2021	100	106
PSEG Power
8.625%, 04/15/2031	200	262
3.000%, 06/15/2021	100	102
Public Service Electric & Gas MTN
3.000%, 05/15/2027	100	100
Public Service Enterprise Group
2.000%, 11/15/2021	100	98
Public Service of Colorado
3.800%, 06/15/2047	100	101
San Diego Gas & Electric
3.750%, 06/01/2047	150	151
Sempra Energy
3.250%, 06/15/2027	200	199
2.850%, 11/15/2020	100	102
2.400%, 03/15/2020	50	51
South Carolina Electric & Gas
5.100%, 06/01/2065	100	112
4.500%, 06/01/2064	100	99
Southern
4.400%, 07/01/2046	200	209
4.250%, 07/01/2036	30	31
3.250%, 07/01/2026	200	199
2.950%, 07/01/2023	100	100
2.350%, 07/01/2021	50	50
2.150%, 09/01/2019	250	251
1.850%, 07/01/2019	35	35
Southern California Edison
5.950%, 02/01/2038	200	260
4.650%, 10/01/2043	100	116
3.500%, 10/01/2023	100	105
Southern Gas Capital
3.500%, 09/15/2021	200	207
Southern Power
4.950%, 12/15/2046	100	105
4.150%, 12/01/2025	100	106
2.500%, 12/15/2021	50	50
2.375%, 06/01/2020	50	50
Southwestern Electric Power
3.900%, 04/01/2045	50	49
Suburban Propane Partners
5.500%, 06/01/2024	100	99
Talen Energy Supply
6.500%, 06/01/2025	128	93
TECO Finance
5.150%, 03/15/2020	100	107
TerraForm Global Operating
9.750%, 08/15/2022 (A)	100	111

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
TerraForm Power Operating
6.375%, 02/01/2023 (A)(D)	$191	$199
Union Electric
3.650%, 04/15/2045	100	99
Virginia Electric & Power
8.875%, 11/15/2038	150	253
4.200%, 05/15/2045	25	26
2.950%, 01/15/2022	300	308
WEC Energy Group
3.550%, 06/15/2025	100	104
2.450%, 06/15/2020	100	101
Westar Energy
4.250%, 12/01/2045	100	106
Xcel Energy
4.700%, 05/15/2020	125	132
2.600%, 03/15/2022	50	51

		21,485

Total Corporate Obligations (Cost $398,575) ($ Thousands)		407,887

U.S. TREASURY OBLIGATIONS – 27.8%
U.S. Treasury Bonds
6.250%, 08/15/2023	2,500	3,110
5.375%, 02/15/2031	500	670
5.000%, 05/15/2037	1,250	1,704
4.750%, 02/15/2037	1,750	2,317
4.750%, 02/15/2041	2,110	2,819
4.625%, 02/15/2040	1,000	1,309
4.500%, 02/15/2036	5,500	7,054
4.500%, 05/15/2038	150	193
4.375%, 05/15/2040	750	950
4.250%, 05/15/2039	250	311
3.875%, 08/15/2040	1,225	1,447
3.625%, 02/15/2044	4,680	5,339
3.375%, 05/15/2044	3,055	3,341
3.125%, 08/15/2044	800	837
3.000%, 11/15/2044	6,025	6,154
3.000%, 05/15/2045	700	714
3.000%, 11/15/2045	1,500	1,529
3.000%, 02/15/2047	2,350	2,395
3.000%, 05/15/2047	1,500	1,530
2.875%, 05/15/2043	3,125	3,124
2.875%, 08/15/2045	750	747
2.875%, 11/15/2046	2,750	2,734
2.625%, 11/15/2020	3,500	3,617
2.500%, 02/15/2045	3,500	3,233
2.500%, 02/15/2046	2,700	2,486
2.500%, 05/15/2046	2,650	2,438
2.250%, 02/15/2027	2,500	2,492
2.250%, 08/15/2046	3,000	2,610

52	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
3.625%, 08/15/2019	$1,500	$1,568
3.625%, 02/15/2020	2,250	2,373
3.625%, 02/15/2021	7,500	8,018
3.500%, 05/15/2020	4,500	4,749
3.125%, 05/15/2021	6,250	6,585
2.750%, 11/15/2023	4,500	4,695
2.750%, 02/15/2024	750	782
2.625%, 08/15/2020	1,500	1,549
2.500%, 05/15/2024	5,450	5,595
2.375%, 05/15/2027	3,000	3,021
2.250%, 07/31/2021	4,000	4,084
2.250%, 12/31/2023	2,000	2,025
2.250%, 01/31/2024	1,000	1,012
2.250%, 11/15/2024	5,000	5,039
2.250%, 11/15/2025	3,500	3,508
2.125%, 08/31/2020	9,000	9,160
2.125%, 01/31/2021	1,500	1,526
2.125%, 09/30/2021	2,500	2,539
2.125%, 12/31/2021	1,000	1,015
2.125%, 02/29/2024	1,500	1,506
2.125%, 03/31/2024	1,500	1,505
2.125%, 05/15/2025	2,500	2,490
2.000%, 09/30/2020	7,000	7,096
2.000%, 10/31/2021	2,000	2,020
2.000%, 11/15/2021	5,000	5,054
2.000%, 12/31/2021	5,000	5,047
2.000%, 02/15/2022	3,000	3,029
2.000%, 05/31/2024	4,000	3,977
2.000%, 02/15/2025	2,850	2,818
2.000%, 08/15/2025	5,200	5,123
2.000%, 11/15/2026	4,000	3,908
1.875%, 01/31/2022	4,500	4,517
1.875%, 02/28/2022	2,000	2,007
1.875%, 03/31/2022	6,500	6,519
1.875%, 04/30/2022	3,000	3,007
1.750%, 09/30/2019	8,800	8,870
1.750%, 12/31/2020	3,500	3,517
1.750%, 11/30/2021	5,000	4,998
1.750%, 05/31/2022	3,500	3,488
1.750%, 06/30/2022	4,000	3,984
1.750%, 01/31/2023	2,000	1,981
1.750%, 05/15/2023	1,750	1,729
1.625%, 07/31/2019	1,130	1,136
1.625%, 03/15/2020	1,000	1,005
1.625%, 05/31/2023	2,000	1,962
1.625%, 02/15/2026	2,650	2,524
1.625%, 05/15/2026	3,500	3,325
1.500%, 12/31/2018	7,000	7,019
1.500%, 05/31/2019	1,150	1,153
1.500%, 05/31/2020	5,000	5,002
1.500%, 07/15/2020	2,000	2,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
1.500%, 02/28/2023	$750	$733
1.500%, 03/31/2023	2,000	1,952
1.500%, 08/15/2026	3,500	3,282
1.375%, 02/15/2020	750	749
1.375%, 02/29/2020	8,000	7,986
1.375%, 05/31/2020	750	748
1.375%, 01/31/2021	3,500	3,471
1.375%, 04/30/2021	4,000	3,958
1.375%, 05/31/2021	3,000	2,966
1.375%, 08/31/2023	1,500	1,446
1.375%, 09/30/2023	1,000	963
1.250%, 10/31/2018	1,500	1,499
1.250%, 11/15/2018	5,000	4,997
1.250%, 12/31/2018	5,000	4,997
1.250%, 01/31/2019	1,500	1,499
1.250%, 03/31/2019	1,000	999
1.250%, 06/30/2019	4,000	3,992
1.250%, 03/31/2021	5,000	4,929
1.250%, 10/31/2021	3,000	2,938
1.125%, 01/15/2019	2,000	1,995
1.125%, 02/28/2019	3,000	2,991
1.125%, 04/30/2020	1,000	991
1.125%, 02/28/2021	3,500	3,438
1.125%, 06/30/2021	5,000	4,892
1.125%, 07/31/2021	5,500	5,376
1.125%, 08/31/2021	4,000	3,906
1.125%, 09/30/2021	6,500	6,341
1.000%, 11/30/2018	5,000	4,981
1.000%, 09/30/2019	3,000	2,977
1.000%, 11/15/2019	5,000	4,956
0.875%, 10/15/2018	5,000	4,976
0.875%, 05/15/2019	3,500	3,471
0.875%, 06/15/2019	2,000	1,983
0.750%, 09/30/2018	5,000	4,969
0.750%, 10/31/2018	6,000	5,961

Total U.S. Treasury Obligations (Cost $368,338) ($ Thousands)		367,671

MORTGAGE-BACKED SECURITIES – 22.3%
Agency Mortgage-Backed Obligations – 21.7%
FHLMC
5.500%, 10/01/2038 to 06/01/2041	1,547	1,723
5.000%, 09/01/2023 to 11/01/2041	2,486	2,723
4.500%, 08/01/2040 to 07/01/2045	3,997	4,299
4.000%, 03/01/2019 to 02/01/2047	9,758	10,339
3.500%, 10/01/2020 to 03/01/2047	18,363	18,968
3.000%, 09/01/2029 to 03/01/2047	25,107	25,291
2.500%, 10/01/2029 to 02/01/2032	6,949	7,010
FHLMC Multifamily Structured Pass-Through Certificates, Ser K005, Cl A2
4.317%, 11/25/2019	755	793

Adviser Managed Trust / Annual Report / July 31, 2017	53

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K007, Cl A2
4.224%, 03/25/2020	$760	$801
FHLMC Multifamily Structured Pass-Through Certificates, Ser K030, Cl A2
3.250%, 04/25/2023 (B)	500	524
FHLMC Multifamily Structured Pass-Through Certificates, Ser K038, Cl A2
3.389%, 03/25/2024	750	792
FHLMC Multifamily Structured Pass-Through Certificates, Ser K050, Cl A2
3.334%, 08/25/2025 (B)	900	945
FHLMC Multifamily Structured Pass-Through Certificates, Ser K054, Cl A2
2.745%, 01/25/2026	400	402
FNMA
6.000%, 07/01/2036 to 10/01/2039	947	1,074
5.500%, 01/01/2035 to 09/01/2041	2,703	3,019
5.000%, 07/01/2040 to 05/01/2042	4,803	5,266
4.500%, 04/01/2019 to 01/01/2099	8,035	8,672
4.000%, 09/01/2018 to 04/01/2047	21,364	22,513
3.500%, 01/01/2027 to 06/01/2047	38,753	40,037
3.000%, 08/01/2029 to 01/01/2047	41,517	41,985
2.500%, 07/01/2028 to 03/01/2043	9,623	9,721
1.875%, 09/24/2026	300	286
FNMA, Ser 2012-M2, Cl A2
2.717%, 02/25/2022	500	512
FNMA, Ser 2014-M11, Cl 2A
3.305%, 08/25/2026 (B)	961	998
FNMA, Ser 2015-M1, Cl A2
2.532%, 09/25/2024	350	350
FNMA, Ser 2016-M11, Cl A2
2.369%, 07/25/2026 (B)	542	523
GNMA
6.500%, 11/15/2038	97	113
5.500%, 01/15/2033 to 10/20/2043	I,318	1,476
5.000%, 10/15/2033 to 11/20/2046	2,111	2,296
4.500%, 04/15/2040 to 04/20/2047	5,639	6,024
4.000%, 04/15/2040 to 04/20/2047	11,872	12,529
3.500%, 06/20/2042 to 07/20/2047	30,982	32,244
3.000%, 05/15/2042 to 05/20/2047	23,350	23,720

		287,968

Non-Agency Mortgage-Backed Obligations – 0.6%
Citigroup Commercial Mortgage Trust, Ser 2012- GC8, CI A4
3.024%, 09/10/2045	550	565
Citigroup Commercial Mortgage Trust, Ser 2014- GC21, Cl A5
3.855%, 05/10/2047	265	281

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust, Ser 2013-CR13, Cl A2
3.039%, 12/10/2018	$500	$508
Commercial Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	270	286
Commercial Mortgage Trust, Ser 2014-UBS3, Cl A3
3.546%, 06/10/2047	700	725
GS Mortgage Securities Trust, Ser 2014-GC20, Cl A5
3.998%, 04/10/2047	265	282
GS Mortgage Securities Trust, Ser 2015-GC34, Cl A4
3.506%, 10/10/2048	500	518
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C14, Cl AS
4.409%, 08/15/2046 (B)	295	318
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A4
3.801%, 09/15/2047	500	527
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	650	687
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A4
2.858%, 11/15/2045	600	612
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A3
3.592%, 06/15/2047	1,000	1,034
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046	305	313
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl A2
3.431%, 06/15/2045	500	520
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl A5
4.101%, 03/15/2047	250	268
WFRBS Commercial Mortgage Trust, Ser 2014-C22, Cl A4
3.488%, 09/15/2057	300	311

		7,755

Total Mortgage-Backed Securities (Cost $296,792) ($ Thousands)		295,723

SOVEREIGN DEBT – 15.6%
Angolan Government International Bond
9.500%, 11/12/2025 (A)	300	319

54	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Argentine Republic Government International Bond
8.280%, 12/31/2033		$911	$991
7.625%, 04/22/2046		850	874
7.500%, 04/22/2026		1,000	1,076
7.125%, 07/06/2036		450	444
7.125%, 06/28/2117 (A)		500	454
6.875%, 04/22/2021		850	915
6.875%, 01/26/2027		850	874
6.625%, 07/06/2028		400	400
6.250%, 04/22/2019		550	580
5.625%, 01/26/2022		625	641
3.750%, 03/31/2019 (D)		750	487
Armenia Government International Bond
7.150%, 03/26/2025		200	220
Azerbaijan Government International Bond
4.750%, 03/18/2024 (A)		200	204
Bahrain Government International Bond (A)
7.000%, 01/26/2026		200	212
7.000%, 10/12/2028		200	206
6.125%, 07/05/2022		400	421
6.125%, 08/01/2023		200	210
6.000%, 09/19/2044		200	174
5.875%, 01/26/2021		200	209
5.500%, 03/31/2020		400	415
Belize Government International Bond
4.938%, 02/20/2034 (D)		100	62
Bolivian Government International Bond
5.950%, 08/22/2023		200	223
4.500%, 03/20/2028 (A)		200	194
Brazilian Government International Bond
8.250%, 01/20/2034		650	828
7.125%, 01/20/2037		200	232
6.000%, 04/07/2026		1,000	1,097
5.875%, 01/15/2019		400	423
5.625%, 01/07/2041		550	541
5.625%, 02/21/2047		500	488
5.000%, 01/27/2045		450	403
4.875%, 01/22/2021		500	530
4.250%, 01/07/2025		900	901
2.625%, 01/05/2023		750	706
Bundesobligation
0.250%, 10/16/2020	EUR	230	278
0.083%, 04/17/2020 (C)		175	210
0.000%, 04/08/2022 (C)		550	657
Bundesrepublik Deutschland
4.750%, 07/04/2034		521	981
2.500%, 07/04/2044		350	528
2.000%, 08/15/2023		490	650
0.500%, 02/15/2025		300	362
0.141%, 08/15/2026 (C)		500	568

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Cameroon Government International Bond
9.500%, 11/19/2025 (A)		$200	$235
Canadian Government International Bond
3.500%, 12/01/2045	CAD	110	106
3.500%, 12/01/2045		65	62
2.250%, 06/01/2025		744	608
1.750%, 09/01/2019		778	628
1.625%, 02/27/2019		$100	100
Chile Government International Bond
3.875%, 08/05/2020		150	158
3.860%, 06/21/2047		300	303
3.250%, 09/14/2021		200	208
3.125%, 01/21/2026		610	620
Colombia Government International Bond
7.375%, 03/18/2019		750	814
7.375%, 09/18/2037		325	422
6.125%, 01/18/2041		700	810
5.625%, 02/26/2044		500	548
5.000%, 06/15/2045		800	810
4.500%, 01/28/2026		500	532
4.375%, 07/12/2021		400	427
4.000%, 02/26/2024		800	831
3.875%, 04/25/2027		600	606
2.625%, 03/15/2023		300	294
Costa Rica Government International Bond
7.158%, 03/12/2045		200	212
7.000%, 04/04/2044 (A)		200	210
4.375%, 04/30/2025 (A)		200	192
4.250%, 01/26/2023 (A)		200	196
Croatia Government International Bond
6.750%, 11/05/2019		200	218
6.625%, 07/14/2020 (A)		200	221
6.375%, 03/24/2021		350	390
6.000%, 01/26/2024		450	513
5.500%, 04/04/2023		250	277
Dominican Republic International Bond
7.500%, 05/06/2021		200	221
7.450%, 04/30/2044		250	293
6.875%, 01/29/2026 (A)		400	455
6.850%, 01/27/2045		400	438
6.600%, 01/28/2024		200	223
5.950%, 01/25/2027 (A)		300	321
5.875%, 04/18/2024		200	215
5.500%, 01/27/2025		200	211
Ecuador Government International Bond
10.750%, 03/28/2022 (A)		400	433
10.500%, 03/24/2020		200	212
9.650%, 12/13/2026 (A)		400	410
9.625%, 06/02/2027 (A)		200	205
8.750%, 06/02/2023 (A)		200	200
7.950%, 06/20/2024		400	383

Adviser Managed Trust / Annual Report / July 31, 2017	55

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Egypt Government International Bond MTN
8.500%, 01/31/2047 (A)		$600	$652
7.500%, 01/31/2027 (A)		600	645
6.875%, 04/30/2040		300	287
6.125%, 01/31/2022 (A)		400	413
5.875%, 06/11/2025		400	396
5.750%, 04/29/2020		200	207
El Salvador Government International Bond
8.625%, 02/28/2029 (A)		100	104
7.750%, 01/24/2023		150	152
7.650%, 06/15/2035		60	56
7.625%, 02/01/2041 (A)		300	275
7.375%, 12/01/2019		150	151
6.375%, 01/18/2027		200	181
5.875%, 01/30/2025		200	181
Ethiopia Government International Bond
6.625%, 12/11/2024		200	201
Export Development Canada
2.000%, 05/17/2022		200	200
1.625%, 12/03/2019		300	300
1.625%, 01/17/2020		250	250
1.375%, 10/21/2021		100	98
1.000%, 11/01/2018		100	100
Export-Import Bank of Korea
4.375%, 09/15/2021		200	214
2.875%, 01/21/2025		200	197
2.625%, 05/26/2026		200	192
2.250%, 01/21/2020		200	200
FMS Wertmanagement AoeR MTN
1.750%, 01/24/2020		200	201
1.000%, 08/16/2019		500	494
French Republic Government Bond OAT
4.750%, 04/25/2035	EUR	145	263
4.500%, 04/25/2041		130	241
4.250%, 10/25/2023		858	1,271
3.750%, 04/25/2021		700	951
3.250%, 10/25/2021		600	812
3.250%, 05/25/2045		400	626
2.750%, 10/25/2027		220	308
2.500%, 05/25/2030		1,130	1,557
0.500%, 05/25/2025		550	650
Gabon Government International Bond
6.950%, 06/16/2025		$200	199
6.375%, 12/12/2024		200	195
Georgia Government International Bond
6.875%, 04/12/2021 (A)		200	223
Ghana Government International Bond
10.750%, 10/14/2030		300	374
8.125%, 01/18/2026		200	206
7.875%, 08/07/2023		200	206
Guatemala Government International Bond
5.750%, 06/06/2022 (A)		200	218

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
4.875%, 02/13/2028		$200	$206
4.375%, 06/05/2027 (A)		200	200
Honduras Government International Bond
7.500%, 03/15/2024		200	224
6.250%, 01/19/2027 (A)		150	158
Hungary Government International Bond
7.625%, 03/29/2041		300	455
6.375%, 03/29/2021		850	958
6.250%, 01/29/2020		350	382
5.750%, 11/22/2023		400	461
5.375%, 02/21/2023		400	448
5.375%, 03/25/2024		650	738
4.000%, 03/25/2019		150	155
Indonesia Government International Bond
11.625%, 03/04/2019		300	345
8.500%, 10/12/2035		300	439
7.750%, 01/17/2038		300	424
6.750%, 01/15/2044 (A)		275	362
6.625%, 02/17/2037		300	379
5.950%, 01/08/2046 (A)		400	482
5.875%, 03/13/2020		400	437
5.875%, 01/15/2024 (A)		300	343
5.375%, 10/17/2023 (A)		200	223
5.250%, 01/17/2042 (A)		400	438
5.250%, 01/08/2047 (A)		200	221
5.125%, 01/15/2045 (A)		400	434
4.875%, 05/05/2021 (A)		450	484
4.750%, 01/08/2026 (A)		400	432
4.750%, 07/18/2047 (A)		200	207
4.625%, 04/15/2043 (A)		400	411
4.350%, 01/08/2027 (A)		600	630
4.125%, 01/15/2025 (A)		400	415
3.850%, 07/18/2027 (A)		200	202
3.750%, 04/25/2022 (A)		400	413
3.700%, 01/08/2022 (A)		200	207
3.375%, 04/15/2023 (A)		200	201
Iraq Government AID Bond
2.149%, 01/18/2022		220	222
Iraq Government International Bond
5.800%, 01/15/2028 (A)		500	458
Israel Government International Bond
4.500%, 01/30/2043		200	213
4.000%, 06/30/2022		200	214
Italy Buoni Poliennali Del Tesoro
5.000%, 08/01/2034	EUR	330	509
4.750%, 09/01/2028 (A)		654	958
4.000%, 09/01/2020		310	408
3.750%, 05/01/2021		307	407
3.500%, 06/01/2018		452	550
3.250%, 09/01/2046 (A)		315	376
2.500%, 05/01/2019		1,300	1,604
2.500%, 12/01/2024		325	407

56	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
2.250%, 09/01/2036 (A)	EUR	285	$310
2.150%, 12/15/2021		643	807
2.000%, 12/01/2025		450	538
1.050%, 12/01/2019		422	509
0.650%, 11/01/2020		785	938
0.650%, 10/15/2023		700	796
Italy Government International Bond MTN
6.875%, 09/27/2023		$100	119
5.375%, 06/15/2033		150	171
Ivory Coast Government International Bond
6.375%, 03/03/2028		200	205
6.125%, 06/15/2033 (A)		200	196
5.750%, 12/31/2032 (D)		386	378
5.375%, 07/23/2024		200	197
Jamaica Government International Bond
7.875%, 07/28/2045		200	237
6.750%, 04/28/2028		300	342
Japan Bank for International Cooperation
2.875%, 06/01/2027		200	201
2.875%, 07/21/2027		200	200
2.500%, 06/01/2022		200	202
2.375%, 07/21/2022		100	100
2.250%, 02/24/2020		200	201
2.125%, 07/21/2020		100	101
2.125%, 02/10/2025		200	193
1.875%, 07/21/2026		200	186
1.750%, 11/13/2018		550	550
Japan Finance Organization for Municipalities
4.000%, 01/13/2021		100	105
Japan Government Five Year Bond
0.200%, 12/20/2017	JPY	69,000	625
0.200%, 12/20/2018		292,550	2,659
0.100%, 03/20/2018		86,000	779
0.100%, 06/20/2019		63,500	577
0.100%, 06/20/2020		115,500	1,051
0.100%, 09/20/2020		209,300	1,905
0.100%, 09/20/2021		252,000	2,296
0.100%, 12/20/2021		205,000	1,868
Japan Government Forty Year Bond
0.900%, 03/20/2057		1,400	12
Japan Government Ten Year Bond
0.700%, 12/20/2022		70,250	661
0.600%, 03/20/2023		117,100	1,098
0.500%, 09/20/2024		339,450	3,182
0.400%, 09/20/2025		60,000	560
0.100%, 03/20/2026		81,850	745
0.100%, 09/20/2026		141,200	1,283
0.100%, 03/20/2027		120,000	1,090
Japan Government Thirty Year Bond
2.500%, 03/20/2036		184,150	2,251
1.700%, 09/20/2044		296,650	3,269
0.800%, 06/20/2047		14,000	124

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
0.600%, 12/20/2046	JPY	18,000	$152
0.500%, 09/20/2046		17,000	140
0.300%, 06/20/2046		13,350	104
Japan Government Twenty Year Bond
2.100%, 03/20/2030		231,500	2,591
1.600%, 03/20/2033		130,250	1,401
1.500%, 03/20/2033		140,600	1,493
0.600%, 12/20/2036		63,000	574
0.500%, 09/20/2036		22,000	197
Jordan Government International Bond
6.125%, 01/29/2026 (A)		$200	205
5.750%, 01/31/2027 (A)		200	199
Kazakhstan Government International Bond MTN
6.500%, 07/21/2045 (A)		250	301
5.125%, 07/21/2025 (A)		550	604
4.875%, 10/14/2044 (A)		200	202
3.875%, 10/14/2024 (A)		200	205
Kenya Government International Bond
6.875%, 06/24/2024		400	408
5.875%, 06/24/2019		200	205
Korea Government International Bond
3.875%, 09/11/2023		200	214
Kuwait Government International Bond
3.500%, 03/20/2027 (A)		750	766
2.750%, 03/20/2022 (A)		750	755
Lebanon Government International Bond MTN
8.250%, 04/12/2021		500	536
7.250%, 03/23/2037		200	200
7.000%, 03/23/2032		200	200
6.850%, 03/23/2027		200	201
6.650%, 11/03/2028		250	246
6.650%, 02/26/2030		550	540
6.600%, 11/27/2026		800	798
6.375%, 03/09/2020		200	203
6.100%, 10/04/2022		600	597
6.000%, 01/27/2023		50	49
5.800%, 04/14/2020		550	550
5.450%, 11/28/2019		500	499
5.150%, 11/12/2018		100	101
Mexico Government International Bond MTN
8.125%, 12/30/2019		100	116
6.750%, 09/27/2034		625	802
6.050%, 01/11/2040		900	1,068
5.750%, 10/12/2110		500	527
5.550%, 01/21/2045		600	679
5.125%, 01/15/2020		950	1,030
4.750%, 03/08/2044		1,100	1,113
4.600%, 01/23/2046		800	792
4.350%, 01/15/2047		700	669
4.150%, 03/28/2027		700	731
4.125%, 01/21/2026		900	943

Adviser Managed Trust / Annual Report / July 31, 2017	57

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
4.000%, 10/02/2023	$750	$790
3.625%, 03/15/2022	800	836
3.600%, 01/30/2025	900	920
3.500%, 01/21/2021	100	105
Mongolia Government International Bond MTN
8.750%, 03/09/2024 (A)	200	223
5.125%, 12/05/2022	200	192
Morocco Government International Bond
5.500%, 12/11/2042 (A)	200	223
4.250%, 12/11/2022 (A)	200	211
Mozambique Government International Bond
10.500%, 01/18/2023 (A)	200	153
Namibia Government International Bond
5.500%, 11/03/2021 (A)	200	217
Nigeria Government International Bond
7.875%, 02/16/2032 (A)	400	441
6.375%, 07/12/2023	200	208
Oman Government International Bond
6.500%, 03/08/2047 (A)	500	521
5.375%, 03/08/2027 (A)	400	414
4.750%, 06/15/2026 (A)	400	398
3.625%, 06/15/2021 (A)	400	399
Pakistan Government International Bond
8.250%, 09/30/2025	200	227
7.250%, 04/15/2019	250	261
Panama Government International Bond
7.125%, 01/29/2026	100	128
6.700%, 01/26/2036	500	652
5.200%, 01/30/2020	550	594
4.500%, 05/15/2047	300	309
4.300%, 04/29/2053	200	199
4.000%, 09/22/2024	350	371
3.875%, 03/17/2028	600	624
3.750%, 03/16/2025	700	728
Paraguay Government International Bond
6.100%, 08/11/2044	200	224
5.000%, 04/15/2026 (A)	200	213
4.700%, 03/27/2027 (A)	200	208
Peruvian Government International Bond
8.750%, 11/21/2033	250	387
7.350%, 07/21/2025	650	854
6.550%, 03/14/2037	500	664
5.625%, 11/18/2050	550	677
4.125%, 08/25/2027	300	328
Philippine Government International Bond
10.625%, 03/16/2025	100	153
9.875%, 01/15/2019	150	168
9.500%, 02/02/2030	100	161
8.375%, 06/17/2019	300	336
7.750%, 01/14/2031	550	795
6.500%, 01/20/2020	200	222
6.375%, 01/15/2032	100	131

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
6.375%, 10/23/2034	$550	$739
5.500%, 03/30/2026	850	1,021
5.000%, 01/13/2037	500	592
4.200%, 01/21/2024	650	712
4.000%, 01/15/2021	350	373
3.950%, 01/20/2040	600	625
3.700%, 03/01/2041	600	602
3.700%, 02/02/2042	500	501
Poland Government International Bond
6.375%, 07/15/2019	750	816
5.125%, 04/21/2021	450	494
5.000%, 03/23/2022	675	747
4.000%, 01/22/2024	500	535
3.250%, 04/06/2026	650	662
3.000%, 03/17/2023	400	407
Province of Alberta Canada
2.200%, 07/26/2022	200	200
1.900%, 12/06/2019	200	200
Province of British Columbia Canada
2.250%, 06/02/2026	100	97
2.000%, 10/23/2022	225	224
Province of Manitoba Canada
3.050%, 05/14/2024	100	103
2.125%, 05/04/2022	200	200
2.125%, 06/22/2026	100	95
Province of Ontario Canada
4.400%, 04/14/2020	200	213
3.200%, 05/16/2024	400	418
2.500%, 09/10/2021	200	203
2.500%, 04/27/2026	200	197
2.400%, 02/08/2022	300	303
2.250%, 05/18/2022	200	201
2.000%, 01/30/2019	100	101
1.625%, 01/18/2019	100	100
Province of Quebec Canada
7.500%, 09/15/2029	300	428
3.500%, 07/29/2020	250	262
2.750%, 04/12/2027	250	250
2.375%, 01/31/2022	100	101
Qatar Government International Bond
9.750%, 06/15/2030 (A)	200	320
6.550%, 04/09/2019 (A)	300	321
6.400%, 01/20/2040 (A)	200	260
5.750%, 01/20/2042 (A)	200	242
5.250%, 01/20/2020 (A)	450	479
4.625%, 06/02/2046 (A)	400	416
4.500%, 01/20/2022 (A)	350	373
3.250%, 06/02/2026 (A)	600	594
2.375%, 06/02/2021 (A)	800	789
Republic of Belarus International Bond
7.625%, 06/29/2027 (A)	100	107
6.875%, 02/28/2023 (A)	200	212

58	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Republic of Suriname
9.250%, 10/26/2026 (A)	$200	$205
Romanian Government International Bond MTN
6.750%, 02/07/2022 (A)	300	348
6.125%, 01/22/2044 (A)	200	253
4.875%, 01/22/2024 (A)	300	330
4.375%, 08/22/2023 (A)	300	321
Russian Foreign Bond - Eurobond
12.750%, 06/24/2028 (A)	475	834
7.500%, 03/31/2030 (D)	2,197	2,636
5.875%, 09/16/2043 (A)	200	225
5.625%, 04/04/2042 (A)	600	654
5.000%, 04/29/2020	700	741
4.875%, 09/16/2023 (A)	800	864
4.500%, 04/04/2022 (A)	400	425
3.500%, 01/16/2019 (A)	400	407
Saudi Government International Bond MTN
4.500%, 10/26/2046 (A)	1,300	1,324
3.250%, 10/26/2026 (A)	1,000	990
2.375%, 10/26/2021 (A)	1,050	1,034
Senegal Government International Bond
6.250%, 07/30/2024	200	213
6.250%, 05/23/2033 (A)	200	206
Serbia Government International Bond
7.250%, 09/28/2021	250	290
5.875%, 12/03/2018	200	209
4.875%, 02/25/2020	400	420
South Africa Government International Bond
6.875%, 05/27/2019	250	270
6.250%, 03/08/2041	200	218
5.875%, 05/30/2022	200	220
5.875%, 09/16/2025	300	325
5.500%, 03/09/2020	350	373
5.375%, 07/24/2044	200	197
5.000%, 10/12/2046	200	187
4.875%, 04/14/2026	300	303
4.665%, 01/17/2024	300	306
4.300%, 10/12/2028	400	379
Sri Lanka Government International Bond
6.850%, 11/03/2025 (A)	200	216
6.825%, 07/18/2026 (A)	200	215
6.250%, 10/04/2020 (A)	200	213
6.250%, 07/27/2021(A)	200	213
6.200%, 05/11/2027 (A)	300	309
6.125%, 06/03/2025	200	208
6.000%, 01/14/2019	200	207
5.875%, 07/25/2022 (A)	200	209
5.750%, 01/18/2022 (A)	200	209
Svensk Exportkredit MTN
2.375%, 03/09/2022	200	203
1.875%, 06/23/2020	200	201
1.750%, 05/18/2020	200	200

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
1.250%, 04/12/2019		$250	$249
Trinidad & Tobago Government International Bond
4.500%, 08/04/2026 (A)		300	297
Turkey Government International Bond
8.000%, 02/14/2034		100	125
7.500%, 11/07/2019		450	493
7.375%, 02/05/2025		650	759
7.250%, 03/05/2038		200	237
7.000%, 03/11/2019		200	213
7.000%, 06/05/2020		350	385
6.875%, 03/17/2036		600	681
6.750%, 05/30/2040		400	450
6.625%, 02/17/2045		650	722
6.250%, 09/26/2022		500	548
6.000%, 03/25/2027		600	646
6.000%, 01/14/2041		600	620
5.750%, 03/22/2024		550	587
5.750%, 05/11/2047		300	298
5.625%, 03/30/2021		400	426
5.125%, 03/25/2022		200	210
4.875%, 10/09/2026		900	898
4.875%, 04/16/2043		625	563
4.250%, 04/14/2026		500	480
3.250%, 03/23/2023		200	190
Ukraine Government AID Bond
1.847%, 05/29/2020		263	264
Ukraine Government International Bond
7.750%, 09/01/2019 (A)		400	415
7.750%, 09/01/2020 (A)		400	415
7.750%, 09/01/2021 (A)		400	413
7.750%, 09/01/2025 (A)		400	397
7.750%, 09/01/2026 (A)		400	393
7.750%, 09/01/2027 (A)		500	491
United Kingdom Gilt
4.750%, 12/07/2038	GBP	220	440
4.500%, 09/07/2034		128	239
4.250%, 06/07/2032		448	798
4.250%, 06/07/2032		75	134
4.250%, 12/07/2040		318	608
3.750%, 09/07/2021		732	1,097
3.750%, 07/22/2052		755	1,501
3.500%, 01/22/2045		215	380
3.500%, 07/22/2068		40	85
2.250%, 09/07/2023		470	676
2.000%, 07/22/2020		296	410
2.000%, 09/07/2025		165	235
1.500%, 07/22/2026		483	657
1.250%, 07/22/2018		302	402
Uruguay Government International Bond
7.625%, 03/21/2036		$400	547
5.100%, 06/18/2050		875	904

Adviser Managed Trust / Annual Report / July 31, 2017	59

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
4.500%, 08/14/2024	$500	$544
4.375%, 10/27/2027	600	641
4.125%, 11/20/2045	200	188
Venezuela Government International Bond
12.750%, 08/23/2022	700	311
11.950%, 08/05/2031	900	373
11.750%, 10/21/2026	700	296
9.375%, 01/13/2034	550	220
9.250%, 09/15/2027	500	210
9.250%, 05/07/2028	200	77
9.000%, 05/07/2023	600	234
8.250%, 10/13/2024	100	38
7.750%, 10/13/2019	750	321
7.650%, 04/21/2025	500	189
7.000%, 03/31/2038	400	152
Vietnam Government International Bond
6.750%, 01/29/2020	150	164
4.800%, 11/19/2024	200	210
Zambia Government International Bond
8.970%, 07/30/2027	200	217
8.500%, 04/14/2024	200	212
5.375%, 09/20/2022	200	190

Total Sovereign Debt (Cost $200,023) ($ Thousands)		205,944

U.S. GOVERNMENT AGENCY OBLIGATIONS – 1.5%
FFCB
1.620%, 04/20/2021	250	248
1.500%, 12/19/2019	250	250
FHLB
5.500%, 07/15/2036	225	304
2.310%, 08/09/2022	500	500
1.875%, 11/29/2021	500	502
1.625%, 06/14/2019	1,250	1,255
1.375%, 05/28/2019	2,455	2,455
1.375%, 11/15/2019	425	424
1.250%, 01/16/2019	1,000	999
1.125%, 07/14/2021	750	733
FHLMC
6.750%, 03/15/2031	500	725
6.250%, 07/15/2032	300	425
2.375%, 01/13/2022	375	383
1.375%, 05/01/2020	1,200	1,195
1.250%, 07/26/2019	250	249
1.100%, 09/13/2018	500	499
1.070%, 09/06/2018	250	249
FHLMC MTN
1.500%, 01/17/2020	1,000	1,000
0.875%, 10/12/2018	1,000	995

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FNMA
6.625%, 11/15/2030	$475	$679
2.625%, 09/06/2024	600	617
2.125%, 04/24/2026	205	200
1.875%, 02/19/2019	150	151
1.875%, 12/28/2020	1,100	1,109
1.750%, 09/12/2019	750	755
1.625%, 01/21/2020	375	376
1.500%, 06/22/2020	300	300
1.500%, 07/30/2020	1,000	998
1.125%, 10/19/2018	500	499
0.875%, 08/02/2019	250	247
Tennessee Valley Authority
5.250%, 09/15/2039	275	359
3.500%, 12/15/2042	125	129
2.875%, 09/15/2024	500	520
2.875%, 02/01/2027	150	154

Total U.S. Government Agency Obligations (Cost $20,379) ($ Thousands)		20,483

ASSET-BACKED SECURITIES – 0.7%
American Express Credit Account Master Trust, Ser 2017-1, Cl A
1.930%, 09/15/2022	500	502
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl B
2.210%, 05/10/2021	500	502
CarMax Auto Owner Trust, Ser 2016-4, Cl A3
1.400%, 08/15/2021	650	646
Chase Issuance Trust, Ser 2012-A7, Cl A7
2.160%, 09/16/2024	300	299
Chase Issuance Trust, Ser 2016-A5, Cl A5
1.270%, 07/15/2021	300	297
Citibank Credit Card Issuance Trust, Ser 2014-A5, Cl A5
2.680%, 06/07/2023	470	482
Citibank Credit Card Issuance Trust, Ser 2016- A1, Cl A1
1.750%, 11/19/2021	305	305
Citibank Credit Card Issuance Trust, Ser 2017-A3, Cl A3
1.920%, 04/07/2022	500	502
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A4
3.718%, 08/15/2048	245	257
CSMC Trust, Ser 2016-NXSR, Cl A4
3.795%, 12/15/2049 (B)	350	366
Discover Card Execution Note Trust, Ser 2014-A4, Cl A4
2.120%, 12/15/2021	200	202

60	Adviser Managed Trust / Annual Report / July 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust, Ser 2017-A, Cl A3
1.670%, 06/15/2021	$400	$400
Honda Auto Receivables Owner Trust, Ser 2017-1, Cl A3
1.720%, 07/21/2021	400	400
Morgan Stanley Capital I Trust, Ser 2016-BNK2, Cl A3
2.791%, 11/15/2049	500	490
Santander Drive Auto Receivables Trust, Ser 2015-3, Cl C
2.740%, 01/15/2021	700	706
Synchrony Credit Card Master Note Trust, Ser 2012-7, Cl A
1.760%, 09/15/2022	300	299
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl A3
3.290%, 05/15/2048	650	664
Wells Fargo Commercial Mortgage Trust, Ser 2015-C31, Cl A4
3.695%, 11/15/2048	1,000	1,048
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl A1
1.577%, 01/15/2059	393	392
Wells Fargo Commercial Mortgage Trust, Ser 2017-RC1, Cl A4
3.631%, 01/15/2060	300	313

Total Asset-Backed Securities (Cost $9,067) ($ Thousands)		9,072

MUNICIPAL BONDS – 0.5%
California – 0.2%
Bay Area, Toll Authority, RB
6.263%, 04/01/2049	200	291
California State University, Ser B, RB Callable 05/01/2047 @ 100
3.899%, 11/01/2047	200	203
California State, Build America Bonds, GO
7.600%, 11/01/2040	175	274
7.550%, 04/01/2039	350	542
California State, Department of Water Resources, Ser P, RB
2.000%, 05/01/2022	25	25
California State, East Bay Municipal Utility District, Water System Revenue, RB
5.874%, 06/01/2040	200	262
California State, GO Callable 10/01/2019 @ 100
2.193%, 04/01/2020 (B)	300	301
Los Angeles, Unified School District, GO
5.750%, 07/01/2034	200	255

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
University of California, Ser AJ, RB
4.601%, 05/15/2031	$250	$279
University of California, Ser AQ, RB
4.767%, 05/15/2115	250	256

		2,688

Connecticut – 0.0%
Connecticut State, Ser A, GO
5.850%, 03/15/2032	200	235

Georgia – 0.0%
Georgia State, Municipal Electric Authority, RB
6.655%, 04/01/2057	100	128
6.637%, 04/01/2057	200	258

		386

Illinois – 0.0%
Illinois State, GO
5.100%, 06/01/2033	400	401
4.950%, 06/01/2023	100	102

		503

New Jersey – 0.1%
New Jersey State, Turnpike Authority, RB
7.414%, 01/01/2040	225	340
7.102%, 01/01/2041	350	512

		852

New York – 0.1%
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	200	221
New York & New Jersey, Port Authority, Ser 20, RB
4.229%, 10/15/2057	65	69
New York City, Water & Sewer System, RB
5.750%, 06/15/2041	100	132
New York State, Dormitory Authority, RB
5.289%, 03/15/2033	100	118
New York State, Metropolitan Transportation Authority, RB
6.814%, 11/15/2040	250	346

		886

Ohio – 0.0%
American Municipal Power, Ser B, RB
8.084%, 02/15/2050	100	164

South Carolina – 0.0%
South Carolina State, Public Service Authority, Ser D, RB
2.388%, 12/01/2023	50	47

Adviser Managed Trust / Annual Report / July 31, 2017	61

SCHEDULE OF INVESTMENTS

JULY 31, 2017

Tactical Offensive Fixed Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Tennessee — 0.0%
Nashville & Davidson County, Metropolitan Government, Health & Educational Facilities Board, Ser B, RB Callable 04/01/2026 @ 100 4.053%, 07/01/2026	$100	$105

Texas — 0.1%
Houston, Ser A, GO
6.290%, 03/01/2032	90	108
Texas State, Build America Bonds, GO
5.517%, 04/01/2039	200	258
Texas State, Transportation Commission State Highway Fund, Ser B, RB
5.178%, 04/01/2030	200	236

		602

Total Municipal Bonds (Cost $6,185) ($ Thousands)		6,468

	Number of Warrants

WARRANTS — 0.0%
Comstock Resources, Expires 06/15/2020 Strike Price $0 *	275	2

Total Warrants (Cost $—) ($ Thousands)		2

Total Investments — 99.2% (Cost $1,299,359) ($ Thousands)		$1,313,250

A list of open forward foreign currency contracts held by the Fund at July 31, 2017, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
09/01/17	CAD	1,769	USD	1,419	$3
08/03/17	CAD	1,801	USD	1,388	(52)
08/03/17-09/05/17	GBP	11,674	USD	15,249	(151)
08/03/17-09/05/17	EUR	34,202	USD	39,660	(707)
08/03/17-09/05/17	JPY	7,309,002	USD	65,782	(432)

					$(1,339)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at July 31, 2017, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Depreciation ($ Thousands)
Brown Brothers Harriman	$(124,837)	$123,498	$(1,339)

			$(1,339)

Percentages are based on Net Assets of $1,323,854 ($ Thousands).

*	Non-income producing security.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2017, the value of these securities amounted to $109,918 ($ Thousands), representing 8.3% of the Net Assets of the Fund.
(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2017.
(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(D)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on July 31, 2017. The coupon on a step bond changes on a specified date.

AID — Agency for International Development

CAD — Canadian Dollar

Cl — Class

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

JPY — Japanese Yen

LLLP — Limited Liability Limited Partnership

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

PIK — Payment-in-Kind

PLC — Public Limited Company

PTY — Proprietary

RB — Revenue Bond

S&P— Standard & Poor’s

Ser — Series

USD — United States Dollar

62	Adviser Managed Trust / Annual Report / July 31, 2017

The following is a list of the level of inputs used as of July 31, 2017, In valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$407,887	$–	$407,887
U.S. Treasury Obligations	–	367,671	–	367,671
Mortgage-Backed Securities	–	295,723	–	295,723
Sovereign Debt	–	205,944	–	205,944
U.S. Government Agency Obligations	–	20,483	–	20,483
Asset-Backed Securities	–	9,072	–	9,072
Municipal Bonds	–	6,468	–	6,468
Warrants	–	—	2	2

Total Investments in Securities	$–	$1,313,248	$2	$1,313,250

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts *
Unrealized Appreciation	$—	$3	$—	$3
Unrealized Depreciation	—	(1,342)	—	(1,342)

Total Other Financial Instruments	$—	$(1,339)	$—	$(1,339)

* Forwards contracts are valued at the unrealized appreciation/(depreciation) on the instruments.

‡ A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that level 3 investments are not material in relation to net assets.

For the year ended July 31, 2017, there were no transfers between Level 1, Level 2, and/or Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2017	63

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

July 31, 2017

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
Assets:
Investments, at value†	$2,226,049		$1,313,250
Affiliated investments, at value††	435		—
Cash	35,359		10,026
Foreign currency, at value †††	2,649		293
Dividends and interest receivable	2,557		9,682
Cash pledged as collateral for futures contracts	1,517		—
Receivable for fund shares sold	661		259
Foreign tax reclaim receivable	493		—
Receivable for investment securities sold	298		6,821
Receivable for variation margin	24		—
Unrealized gain on foreign spot currency contracts	—		145
Unrealized gain on forward foreign currency contracts	—		3
Prepaid expenses	17		11
Total Assets	2,270,059		1,340,490
Liabilities:
Payable for fund shares redeemed	584		364
Shareholder servicing fees payable	475		279
Administration fees payable	355		7
Investment advisory fees payable	55		52
Payable for investment securities purchased	42		14,402
Payable for variation margin	36		—
Chief Compliance Officer fees payable	4		2
Unrealized loss on forward foreign currency contracts	—		1,342
Unrealized loss on foreign spot currency contracts	—		3
Accrued expense payable	186		185
Total Liabilities	1,737		16,636
Net Assets	$2,268,322		$1,323,854
† Cost of investments	$1,876,382		$1,299,359
†† Cost of affiliated investments	372		—
††† Cost of foreign currency	2,618		289
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$1,889,763		$1,314,125
Undistributed net investment income	21,708		7,993
Accumulated net realized gain/(loss) on investments, futures contracts and foreign currency	6,072		(10,973)
Net unrealized appreciation/(depreciation) on investments	349,730		13,891
Net unrealized appreciation/(depreciation) on futures contracts	980		—
Net unrealized appreciation/(depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	69		(1,182)
Net Assets	$2,268,322		$1,323,854
Net Asset Value, Offering and Redemption Price Per Share	$15.74		$10.35
	($2,268,322,090 144,068,604 shares	÷ )	($1,323,853,857 127,957,882 shares	÷ )

Amounts designated as ”—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

64	Adviser Managed Trust / Annual Report / July 31, 2017

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended July 31, 2017

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund
Investment income:
Dividends	$45,456	$—
Dividends from affiliated investments (1)	4	—
Interest income	1	35,549
Less: foreign taxes withheld	(1,493)	(9)
Total investment income	43,968	35,540
Expenses:
Shareholder servicing fees	5,033	3,059
Administration fees	4,026	2,447
Investment advisory fees	4,026	1,836
Trustee fees	27	16
Chief Compliance Officer fees	12	8
Custodian/wire agent fees	292	53
Professional fees	99	86
Printing fees	83	51
Registration fees	65	63
Other expenses	176	407
Total expenses	13,839	8,026
Less:
Waiver of investment advisory fees	(3,455)	(1,264)
Waiver of administration fees	(283)	(2,096)
Net expenses	10,101	4,666
Net investment income	33,867	30,874
Net realized gain/(loss) on:
Investments	10,886	(308)
Futures contracts	8,137	—
Foreign currency transactions	12	2,590
Net change in unrealized appreciation/(depreciation) on:
Investments	267,867	(24,503)
Affiliated investments (1)	78	—
Futures contracts	(1,816)	—
Foreign currency and translation of other assets and liabilities denominated in foreign currency	59	(1,038)
Net increase in net assets resulting from operations	$319,090	$7,615

(1) See Note 5 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2017	65

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended July 31,

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2017	2016	2017	2016
Operations:
Net investment income	$33,867	$7,073	$30,874	$25,648
Net realized gain/(loss) from investments, affiliated investments and futures contracts	19,023	(24,088)	(308)	(4,196)
Net realized gain/(loss) on foreign currency transactions	12	101	2,590	(3,927)
Net change in unrealized appreciation/(depreciation) on investments, affiliated investments and futures contracts	266,129	(68,023)	(24,503)	47,726
Net change in unrealized appreciation/(depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	59	103	(1,038)	(339)
Net increase/(decrease) in net assets resulting from operations	319,090	(84,834)	7,615	64,912
Dividends and distributions from:
Net investment income	(17,550)	(18,071)	(33,358)	(21,066)
Net realized gains	—	(12,906)	—	—
Total dividends and distributions	(17,550)	(30,977)	(33,358)	(21,066)
Capital share transactions:(1)
Proceeds from shares issued	420,501	1,831,274	340,938	342,224
Reinvestment of dividends & distributions	17,311	3	33,031	20,853
Cost of shares redeemed	(320,018)	(1,549,210)	(167,747)	(240,686)
Increase in net assets derived from capital share transactions	117,794	282,067	206,222	122,391
Net increase in net assets	419,334	166,256	180,479	166,237
Net assets:
Beginning of year	1,848,988	1,682,732	1,143,375	977,138
End of year	$2,268,322	$1,848,988	$1,323,854	$1,143,375
Undistributed net investment income included in net assets at year end	$21,708	$4,205	$7,993	$5,550

(1) See Note 6 in the Notes to Financial Statements for additional information.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

66	Adviser Managed Trust / Annual Report / July 31, 2017

FINANCIAL HIGHLIGHTS

For the years ended July 31,

For a share outstanding throughout the years

	Net asset value, beginning of year	Net investment income(1)	Net realized and unrealized gains/(losses) on securities(1)	Total from operations	Dividends from net investment income	Distributions from realized gains	Total dividends and distributions	Net asset value, end of year	Total Return†	($	Net assets, end of year Thousands	)	Ratio of net expenses to average net assets	Ratio of expenses to average net assets (excluding fees paid indirectly and including waivers	Ratio of expenses to average net assets (excluding fees paid indirectly and waivers )	Ratio of net investment income to average net assets	Portfolio turnover
Tactical Offensive Equity Fund
2017	$ 13.59	$0.24	$ 2.04	$2.28	$ (0.13)	$ –	$ (0.13)	$ 15.74	16.87%		$2,268,322		0.50%	0.50%	0.69%	1.68%	8%
2016	13.93	0.20	(0.28)	(0.08)	(0.15)	(0.11)	(0.26)	13.59	(0.42)		1,848,988		0.50	0.50	0.71	1.53	319
2015	14.43	0.20	0.63	0.83	(0.13)	(1.20)	(1.33)	13.93	6.18		1,682,732		0.59	0.59	0.78	1.44	64
2014	13.15	0.10	1.48	1.58	(0.09)	(0.21)	(0.30)	14.43	12.08		1,388,377		1.10	1.10	1.19	0.72	62
2013	10.76	0.11	2.51	2.62	(0.23)	–	(0.23)	13.15	24.64		1,026,593		1.10	1.10	1.19	0.93	93
Tactical Offensive Fixed Income Fund
2017	$ 10.59	$0.26	$ (0.21)	$0.05	$ (0.29)	$ –	$ (0.29)	$ 10.35	0.51%		$1,323,854		0.38%	0.38%	0.66%	2.52%	48%
2016	10.19	0.25	0.36	0.61	(0.21)	–	(0.21)	10.59	6.05		1,143,375		0.38	0.38	0.66	2.45	101
2015	10.25	0.22	(0.08)	0.14	(0.20)	–	(0.20)	10.19	1.40		977,138		0.43	0.43	0.68	2.11	257
2014	10.03	0.13	0.28	0.41	(0.19)	–	(0.19)	10.25	4.16		429,945		0.80	0.80	0.85	1.31	389
2013	10.56	0.14	(0.22)	(0.08)	(0.21)	(0.24)	(0.45)	10.03	(0.89)		655,548		0.80	0.80	0.84	1.30	292
† Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Effective October 1, 2014, the Funds’ investment strategy was changed from “active” to “passive”. The Funds’ past performance is not necessarily indicative of how the Funds will perform in the future.

(1) Per share net investment income and net realized and unrealized gains/(losses) on securities calculated using average shares.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2017	67

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

1. ORGANIZATION

Adviser Managed Trust (the “Trust”) was established as a Delaware statutory trust under an Agreement and Declaration of Trust dated September 22, 2010. The Trust commenced operations on February 25, 2011.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with two registered funds: Tactical Offensive Equity and Tactical Offensive Fixed Income (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment objective and strategies.

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Funds. The Funds may not be purchased by any other investor. The Funds are designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Tactical Offensive Equity Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Funds, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Funds, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Funds. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the Funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause a Fund to liquidate a substantial portion or substantially all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy.

When the Tactical Offensive Equity Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF“s) that are designed to track the performance of the broad equity market. When the Tactical Offensive Fixed Income Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal.

The Funds could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Funds. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in a Fund when the Fund is not an active component of the Adviser Managed Strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and

68	Adviser Managed Trust / Annual Report / July 31, 2017

converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser (“Sub Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee

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July 31, 2017

may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward

70	Adviser Managed Trust / Annual Report / July 31, 2017

contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2017, maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended July 31, 2017, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Summary Schedule of Investments/Schedule of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense recognized on the ex-dividend date, and interest income or expense recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. There were no outstanding repurchase agreements as of July 31, 2017.

Reverse Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no outstanding reverse repurchase agreements as of July 31, 2017.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds’ investments in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components

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July 31, 2017

are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts for hedging or speculative purposes with respect to either specific transactions, fund positions or anticipated fund positions. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Summary Schedule of Investments/Schedule of Investments for details regarding open forward foreign currency contracts as of July 31, 2017, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Summary Schedule of Investments/Schedule of Investments for details regarding open futures contracts as of July 31, 2017, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Summary Schedule of Investments/Schedule of Investments for details regarding open option/swaption contracts as of July 31, 2017, if applicable. There were no outstanding option/swaption contracts during the year ended July 31, 2017.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities. A

72	Adviser Managed Trust / Annual Report / July 31, 2017

swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

These risks may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. There were no outstanding swap agreements as of July 31, 2017.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed - and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating

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NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2017

to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies. As of July 31, 2017, the Funds did not hold any loans.

Collateralized Debt Obligations — To the extent consistent with its investment objective and strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust, typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the Trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline CDOs that are subordinate structure of the investment and investment results. The Funds did not hold any CDO’s or CLO’s during the year ended July 31, 2017.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the Tactical Offensive Equity Fund and declared and paid quarterly for the Tactical Offensive Fixed Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. The Funds did not hold any illiquid securities during the year ended July 31, 2017.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

When a Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying

74	Adviser Managed Trust / Annual Report / July 31, 2017

referenced assets are corporate debt, sovereign debt and asset-backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

There were no outstanding credit default swaps as of July 31, 2017.

4. DERIVATIVE TRANSACTIONS

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2017

Customer account agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared Over the Counter (“OTC”) derivatives.

The following is a summary of the variation margin of exchange-traded or centrally cleared financial derivative instruments as of July 31, 2017 ($ Thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
	Variation Margin Asset		Variation Margin Liability
	Futures	Total	Futures	Total
Tactical Offensive Equity Fund	$24	$24	$36	$36
Total Exchange-Traded or Centrally Cleared	$24	$24	$36	$36

Cash with an aggregate market value of $1,517 ($ Thousands) has been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of July 31, 2017.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2017 ($ Thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
Tactical Offensive Fixed Income Fund	Forward Foreign Currency Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures(1)
Brown Brothers Harriman	$3	$3	$1,342	$1,342	$(1,339)	$—	$(1,339)
Total Over the Counter	$3	$3	$1,342	$1,342

(1) Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure to OTC financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

Securities with an aggregate market value of $0 have been pledged and $0 have been received as collateral for financial derivative instruments as governed by ISDA Master Agreements as of July 31, 2017.

76	Adviser Managed Trust / Annual Report / July 31, 2017

The following table discloses the volume of the Fund’s futures contracts and forward foreign currency contracts activity during the year ended July 31, 2017 ($ Thousands):

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$38,757	$–
Ending Notional Balance Long	40,580	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	73,748
Average Notional Balance Short	–	73,630
Ending Notional Balance Long	–	185,547
Ending Notional Balance Short	–	186,745

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration & Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Administration and Transfer Agency Agreement under which the Administrator provides administrative and transfer agency services for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), serves as each Fund’s Distributor pursuant to a distribution agreement with the Trust. The Funds have adopted a shareholder services plan (the “Service Plan”) with respect to the Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at an annual rate of average daily net assets of the Shares. The Funds’ Service Plan provides that shareholder servicing fees on the Shares will be paid to the Distributor, which may be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to the Shares.

Effective November 30, 2016, the Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until November 30, 2017, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/ or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

Adviser Managed Trust / Annual Report / July 31, 2017	77

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2017

The following is a summary of annual fees payable to the Adviser and Distributor and the expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Contractual Expense Limitation	Voluntary Expense Limitation
Tactical Offensive Equity Fund	0.20%	0.25%	0.75%	0.50%
Tactical Offensive Fixed Income Fund	0.15	0.25	0.70	0.38

The following is a summary of annual fees payable to the Administrator:

	Previous Contractual Fees	Contractual Fees as of January 1, 2017
	8/1/16-12/31/16	First $2.5 Billion	Next $500 Million	Over $3 Billion
AMT Tactical Offensive Equity Fund	0.200%	0.200%	0.1650%	0.120%

	8/1/16-12/31/16	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
AMT Tactical Offensive Fixed Income Fund	0.200%	0.200%	0.1775%	0.1550%	0.1325%	0.110%

As of July 31, 2017, SIMC has entered into an investment sub-advisory agreement with the following party and pays the sub-adviser out of the fee that it receives from the Funds:

Investment Sub-Adviser

Tactical Offensive Equity Fund

SSgA Funds Management, Inc.

Tactical Offensive Fixed Income Fund

SSgA Funds Management, Inc.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on Fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that Fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the year ended July 31, 2017.

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers or directors of the Distributor or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.

Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended July 31, 2017, can be found on the Financial Highlights, if applicable.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. The Funds may also purchase securities of certain companies with which it is affiliated to the extent these companies are represented in an index that the adviser or sub-adviser is passively seeking to replicate in accordance with the Fund’s investment strategy.

The following is a summary of the transactions the Tactical Offensive Equity Fund had with affiliates for the year ended July 31, 2017 ($ Thousands):

Security Description	Value 8/1/2016	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Value 7/31/2017	Dividend Income
SEI Investments	$ 293	$ 64	$ —	$ —	$ 78	$ 435	$ 4

Totals	$ 293	$ 64	$ —	$ —	$ 78	$ 435	$ 4

78	Adviser Managed Trust / Annual Report / July 31, 2017

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of, and during the year ended July 31, 2017, the Trust had not participated in the Program.

6. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2017	2016	2017	2016
Shares Issued	29,332	141,438	33,042	33,431
Shares Issued in Lieu of Dividends and Distributions	1,239	1	3,231	2,045
Shares Redeemed	(22,515)	(126,253)	(16,248)	(23,408)
Increase in capital share transactions	8,056	15,186	20,025	12,068

7. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments during the year ended July 31, 2017, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
Purchases	$—	$310,906	$310,906
Sales	—	157,648	157,648
Tactical Offensive Fixed Income Fund
Purchases	585,408	207,738	793,146
Sales	438,886	142,421	581,307

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in Passive Foreign Investment Companies, different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long-term capital gain distributions on Real Estate Investment Trust securities, write-off of capital losses, corporate action adjustments, partnership reclassifications, and gains and losses on certain foreign currency related transactions have been reclassified to/from the following accounts as of July 31, 2017.

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($Thousands)	Paid-in- Capital ($ Thousands)
Tactical Offensive Equity Fund	$1,186	$15,876	$(17,062)
Tactical Offensive Fixed Income Fund	4,927	(4,927)	—

These reclassifications have no impact on net assets or net asset value per share.

Adviser Managed Trust / Annual Report / July 31, 2017	79

NOTES TO FINANCIAL STATEMENTS (Concluded)

July 31, 2017

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
	2017	$17,550	$—	$—	$17,550
	2016	24,315	6,662	—	30,977
Tactical Offensive Fixed Income Fund
	2017	33,358	—	—	33,358
	2016	21,066	—	—	21,066

As of July 31, 2017, the components of Distributable Earnings on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable ($ Thousands)
Tactical Offensive Equity Fund	$26,844	$9,598	$—	343,098	$(981)	$378,559
Tactical Offensive Fixed Income Fund	9,423	—	(8,205)	11,927	(3,416)	9,729

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Tactical Offensive Fixed Income Fund	$2,479	$5,726	$8,205

For Federal income tax purposes, the cost of securities owned at July 31, 2017, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in passive foreign investment companies, swap accruals and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at July 31, 2017, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Tactical Offensive Equity Fund	$1,884,436	$399,008	$(56,960)	$342,048
Tactical Offensive Fixed Income Fund	1,300,143	23,863	(10,756)	13,107

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of July 31, 2017, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The Tactical Offensive Equity and Tactical Offensive Fixed Income Funds may invest its assets in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The market value of the Tactical Offensive Fixed Income Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability

80	Adviser Managed Trust / Annual Report / July 31, 2017

of an issuer to make payments of interest and principal may also affect the value of these investments.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

10. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company (“SEI”). As of July 31, 2017, SPTC held of record the following percentage of outstanding shares of each Fund:

Tactical Offensive Equity Fund	94.04%
Tactical Offensive Fixed Income Fund	94.08%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the Financial Adviser. SPTC maintains omnibus accounts at the Funds’ transfer agent.

11. REGULATORY MATTERS

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although management is still evaluating the impact of the Rule, it believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

12. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of July 31, 2017.

Adviser Managed Trust / Annual Report / July 31, 2017	81

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Shareholder and Board of Trustees

Adviser Managed Trust:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Tactical Offensive Equity Fund and the accompanying statement of assets and liabilities, including the schedule of investments, of the Tactical Offensive Fixed Income Fund comprising the Adviser Managed Trust (the “Trust”), as of July 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising Adviser Managed Trust as of July 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2017

82	Adviser Managed Trust / Annual Report / July 31, 2017

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of July 31, 2017.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments–Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments–Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974;. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments–Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments–Unit Trust Management (UK) Limited. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, and The KP Funds.

* Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1 There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

2 The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

Adviser Managed Trust / Annual Report / July 31, 2017	83

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and The KP Funds.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Retired Private Investor Since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds and The KP Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO, Oasis Ornamentals LLC, 2011- present. Serves as a member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2015	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP From 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of Ernst & Young LLP Retirement Investment Committee. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation. Independent Consultant to SEI Liquid Asset Allocation Trust.	104	N/A

84	Adviser Managed Trust / Annual Report / July 31, 2017

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney, Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

Adviser Managed Trust / Annual Report / July 31, 2017	85

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
David F. McCann One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1 There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

2 The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Product Trust, New Covenant Funds.

86	Adviser Managed Trust / Annual Report / July 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

July 31, 2017

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2017 through July 31, 2017).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Annualized Expense Ratios	Expenses Paid During Period *
Tactical Offensive Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,103.80	0.50%	$2.61
Hypothetical 5% Return
Class A	$1,000.00	$1,022.32	0.50%	$2.51

	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Annualized Expense Ratios	Expenses Paid During Period *
Tactical Offensive Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,028.00	0.38%	$1.91
Hypothetical 5% Return
Class A	$1,000.00	$1,022.91	0.38%	$1.91

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

Adviser Managed Trust / Annual Report / July 31, 2017	87

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BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Adviser Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to a sub-advisory agreement with SIMC (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-adviser (the “Sub-Adviser”) provides security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Adviser is also responsible for managing its employees who provide services to the Funds. Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Adviser with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Adviser, including information about SIMC’s and the Sub-Adviser’s affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Adviser.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Adviser regarding: (i) the quality of SIMC’s and the Sub-Adviser’s investment management and other services; (ii) SIMC’s and the Sub-Adviser’s investment management personnel; (iii) SIMC’s and the Sub-Adviser’s operations and financial condition; (iv) SIMC’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Adviser, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Adviser’s profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Adviser’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 27–29, 2017 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, the Sub-Advisory Agreement was renewed at a meeting of the Board held during the course of the Trust’s fiscal year on March 27–29, 2017. In each case, the Board’s decisions were based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Adviser Managed Trust / Annual Report / July 31, 2017	89

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or their affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on net total return for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the renewal of the Sub-Advisory Agreement, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of the Sub-Adviser was sufficient to support renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary and contractual waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to the Sub-Adviser, the Board took into account the fact that the Sub-Adviser is compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Adviser and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Adviser and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Adviser, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the renewal of the Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the

90	Adviser Managed Trust / Annual Report / July 31, 2017

profitability of each of SIMC and the Sub-Adviser is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Adviser Managed Trust / Annual Report / July 31, 2017	91

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2017 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2017 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended July 31, 2017, the funds of the Adviser Managed Trust are designating the following items with regard to distributions paid during the year:

	(A) Long-Term Capital Gains Distributions	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions	(C) Dividends Qualifying for Corporate Dividends Received Deduction (1)
Tactical Offensive Equity Fund	0.00%	100.00%	100.00%	62.05%
Tactical Offensive Fixed Income Fund	0.00%	100.00%	100.00%	0.00%
	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Tactical Offensive Equity Fund	100.00%	0.00%	0.20%	0.00%
Tactical Offensive Fixed Income Fund	0.00%	15.28%	93.92%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of the Funds total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund. Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

92	Adviser Managed Trust / Annual Report / July 31, 2017

ADVISER MANAGED TRUST ANNUAL REPORT JULY 31, 2017

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

AMT (7/17)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least two Audit Committee financial experts serving on the audit committee.

(a)(2) The Audit Committee financial experts are Susan C. Cote, George J. Sullivan, Jr and Hubert L. Harris, Jr. Messrs. Cote, Sullivan and Mr. Harris are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2017			Fiscal Year 2016
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	$79,000	$0	$0	$61,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees (2)	$0	$415,697	$0	$0	$280,445	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the

Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting. Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG for fiscal years 2017 and 2016 were $415,697 and $280,445 respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations and attestation reports in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Equity Fund is listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Fixed Income Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.8%

Australia — 1.4%
AGL Energy	20,847	$401
Alumina	70,920	108
Amcor	36,009	441
AMP	92,879	400
APA Group	35,977	248
Aristocrat Leisure	17,453	282
ASX	6,267	262
Aurizon Holdings	60,649	243
AusNet Services	52,822	69
Australia & New Zealand Banking Group	92,040	2,177
Bank of Queensland	11,675	112
Bendigo & Adelaide Bank	14,087	125
BHP Billiton	99,291	2,049
BlueScope Steel	18,578	195
Boral	38,313	212
Brambles	48,758	360
Caltex Australia	7,822	194
Challenger	16,532	170
CIMIC Group	2,912	96
Coca-Cola Amatil	16,592	109
Cochlear	1,657	189
Commonwealth Bank of Australia	53,777	3,595
Computershare	13,507	152
Crown Resorts	10,552	107
CSL	14,117	1,420
Dexus††	31,343	235
Domino’s Pizza Enterprises	1,778	76
Flight Centre Travel Group	1,608	56
Fortescue Metals Group	45,106	207
Goodman Group††	58,022	369
GPT Group††	58,374	223
Harvey Norman Holdings	16,099	56
Healthscope	50,269	83
Incitec Pivot	48,881	125
Insurance Australia Group	70,442	375
Lend Lease Group	18,696	252
Macquarie Group	10,069	690
Medibank	79,789	173
Mirvac Group††	107,231	186
National Australia Bank	83,894	2,006
Newcrest Mining	23,896	385
Oil Search	45,910	243
Orica	10,819	172
Origin Energy	56,799	314
Qantas Airways	14,938	63
QBE Insurance Group	43,804	414
Ramsay Health Care	4,580	258
REA Group	1,526	84
Rio Tinto	13,024	684
Santos	59,937	162
Scentre Group††	161,974	534

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Seek	9,480	$129
Sonic Healthcare	11,545	205
South32	172,021	400
Stockland††	72,496	243
Suncorp Group	40,179	458
Sydney Airport	32,104	173
Tabcorp Holdings	24,089	80
Tatts Group	42,430	136
Telstra	130,856	428
TPG Telecom	9,833	44
Transurban Group	62,173	566
Treasury Wine Estates	23,913	233
Vicinity Centres††	97,487	214
Wesfarmers	34,853	1,133
Westfield††	60,616	372
Westpac Banking	106,425	2,704
Woodside Petroleum	22,878	533
Woolworths	39,955	852

		31,044

Austria — 0.1%
ANDRITZ	2,109	129
Erste Group Bank	9,299	385
OMV	4,766	269
Raiffeisen Bank International*	4,866	143
voestalpine	3,295	166

		1,092

Belgium — 0.2%
Ageas	5,835	262
Anheuser-Busch InBev	23,902	2,869
Colruyt	1,951	109
Groupe Bruxelles Lambert	2,580	264
KBC Group	7,758	640
Proximus	4,407	154
Solvay	2,349	336
Telenet Group Holding*	1,528	106
UCB	4,092	297
Umicore	2,758	221

		5,258

Brazil — 0.4%
Ambev	223,410	1,366
B3 - Brasil Bolsa Balcao	94,578	621
Banco Bradesco	42,031	403
Banco do Brasil	39,700	365
Banco Santander Brasil	19,200	157
BB Seguridade Participacoes	32,100	282
BR Malls Participacoes	43,495	185
BRF*	27,900	330
CCR	56,748	310
Centrais Eletricas Brasileiras*	11,500	50
Cia de Saneamento Basico do Estado de Sao Paulo	15,500	167

1	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cia Siderurgica Nacional*	38,000	$93
Cielo	56,040	471
Cosan Industria e Comercio	8,000	92
CPFL Energia	11,970	103
Duratex	16,300	42
EDP - Energias do Brasil	18,847	87
Embraer	33,400	169
Engie Brasil Energia	9,500	106
Equatorial Energia	9,600	174
Fibria Celulose	11,800	125
Hypermarcas	15,900	142
Itausa - Investimentos Itau	119	—
JBS	43,100	106
Klabin	29,365	149
Kroton Educacional	63,400	307
Localiza Rent a Car	10,395	172
Lojas Americanas	10,480	47
Lojas Renner	33,440	314
M Dias Branco	5,100	83
Multiplan Empreendimentos Imobiliarios	4,219	97
Natura Cosmeticos	8,400	67
Odontoprev	16,300	68
Petroleo Brasileiro*	136,500	601
Porto Seguro	5,800	58
Qualicorp	12,400	130
Raia Drogasil	11,300	250
Rumo*	39,659	131
Sul America	10,642	60
TIM Participacoes	42,200	143
Transmissora Alianca de Energia Eletrica	9,500	70
Ultrapar Participacoes	16,600	394
Vale	59,000	594
WEG	26,000	158

		9,839

Canada — 0.0%
Atlantic Power*	12,789	29
IMAX*	7,050	151
Masonite International*	3,613	281
MDC Partners, Cl A	6,541	65
Tahoe Resources	15,200	83
Teekay	5,810	57

		666

Chile — 0.1%
AES Gener	139,105	52
Aguas Andinas, Cl A	110,966	70
Banco de Chile	1,099,684	159
Banco de Credito e Inversiones	1,728	104
Banco Santander Chile	3,038,891	215
Cencosud	61,576	175
Cia Cervecerias Unidas	7,031	93
Colbun	369,931	86

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Empresa Nacional de Telecomunicaciones	7,975	$91
Empresas CMPC	57,207	146
Empresas COPEC	20,357	248
Enel Americas	1,327,127	267
Enel Chile	879,593	96
Enel Generacion Chile	148,748	116
Itau CorpBanca	6,192,200	58
Latam Airlines Group	14,011	164
SACI Falabella	32,663	301

		2,441

China — 1.7%
AAC Technologies Holdings	33,500	451
Agricultural Bank of China, Cl H	1,153,000	539
Air China, Cl H	102,000	92
Aluminum Corp of China, Cl H*	228,000	143
Anhui Conch Cement, Cl H	57,500	213
ANTA Sports Products	57,000	196
Autohome ADR*	2,800	136
AviChina Industry & Technology, Cl H	108,000	66
Baidu ADR*	13,000	2,943
Bank of China, Cl H	3,724,000	1,836
Bank of Communications, Cl H	398,000	295
Beijing Capital International Airport, Cl H	80,000	126
Byd, Cl H	31,000	193
CGN Power, Cl H (A)	501,000	137
China Cinda Asset Management, Cl H	408,000	170
China CITIC Bank, Cl H	409,000	265
China Coal Energy, Cl H	129,000	64
China Communications Construction, Cl H	203,000	271
China Communications Services, Cl H	148,000	81
China Construction Bank, Cl H	3,944,000	3,282
China Everbright Bank, Cl H	174,000	84
China Galaxy Securities, Cl H	152,500	135
China Longyuan Power Group, Cl H	163,000	119
China Merchants Bank, Cl H	183,000	602
China National Building Material, Cl H	162,000	99
China Oilfield Services, Cl H	90,000	77
China Pacific Insurance Group, Cl H	118,400	523
China Petroleum & Chemical, Cl H	1,190,000	904
China Railway Construction, Cl H	103,000	136
China Railway Group, Cl H	187,000	149
China Telecom, Cl H	628,000	299
China Vanke, Cl H	61,900	183
Chongqing Changan Automobile, Cl B	45,400	60
Chongqing Rural Commercial Bank, Cl H	151,000	111
CITIC Securities, Cl H	109,000	221
COSCO SHIPPING Development, Cl H*	54,000	13
COSCO SHIPPING Holdings, Cl H*	1,500	1
Country Garden Holdings	295,000	412
CRRC	192,000	172
ENN Energy Holdings	36,000	244
Fosun International	121,000	183

2	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Great Wall Motor, Cl H	167,000	$214
Guangzhou R&F Properties	59,200	106
Huaneng Power International, Cl H	198,000	140
Industrial & Commercial Bank of China, Cl H	3,443,000	2,411
Jiangsu Expressway, Cl H	70,000	102
Jiangxi Copper, Cl H	78,000	142
Kingsoft	50,000	132
NetEase ADR	3,800	1,183
New Oriental Education & Technology Group ADR*	7,100	566
PetroChina, Cl H	988,000	636
PICC Property & Casualty, Cl H	208,000	388
Ping An Insurance Group of China, Cl H	244,500	1,814
Shandong Weigao Group Medical Polymer, Cl H	112,000	90
Shanghai Electric Group, Cl H	144,000	67
Shanghai Fosun Pharmaceutical Group, Cl H	27,000	99
Shanghai Lujiazui Finance & Trade Zone Development, Cl B	51,840	83
Shanghai Pharmaceuticals Holding, Cl H	38,100	101
Shenzhou International Group Holdings	26,000	174
Shimao Property Holdings	58,500	117
SINA*	2,800	265
Sino-Ocean Group Holding	157,000	88
Sinopec Engineering Group, Cl H	81,500	73
Sinopec Shanghai Petrochemical, Cl H	190,000	108
Sinopharm Group, Cl H	54,400	228
SOHO China	113,000	62
Sun Art Retail Group	122,500	100
Tencent Holdings	266,300	10,686
Tingyi Cayman Islands Holding	108,000	138
Travelsky Technology, Cl H	56,000	148
Tsingtao Brewery, Cl H	20,000	86
Vipshop Holdings ADR*	21,600	266
Want Want China Holdings	264,000	178
Weichai Power, Cl H	124,000	120
Yanzhou Coal Mining, Cl H	98,000	96
YY ADR*	1,800	129
Zhuzhou CSR Times Electric, Cl H	25,500	121
Zijin Mining Group, Cl H	288,000	104
ZTE, Cl H	41,400	107

		37,894

Colombia — 0.0%
Bancolombia	9,900	101
Cementos Argos	20,851	83
Ecopetrol	210,420	98
Grupo Argos	12,098	86
Grupo de Inversiones Suramericana	10,128	142

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Interconexion Electrica ESP	18,670	$85

		595

Czech Republic — 0.0%
Central European Media Enterprises, Cl A*	8,376	36
CEZ	7,360	133
Komercni banka	3,469	149
Moneta Money Bank (A)	23,296	84
O2 Czech Republic	5,020	64

		466

Denmark — 0.4%
AP Moller - Maersk, Cl A	111	231
AP Moller - Maersk, Cl B	211	459
Carlsberg, Cl B	3,452	382
Chr Hansen Holding	2,865	230
Coloplast, Cl B	3,511	301
Danske Bank	22,491	907
DONG Energy (A)	4,891	235
DSV	6,046	389
Genmab*	1,848	419
H Lundbeck	2,300	138
ISS	5,425	222
Novo Nordisk, Cl B	56,637	2,407
Novozymes, Cl B	7,367	339
Pandora	3,366	386
TDC	23,500	144
Tryg	3,356	75
Vestas Wind Systems	6,846	666
William Demant Holding*	3,548	94

		8,024

Finland — 0.2%
Elisa	4,121	169
Fortum	12,869	210
Kone, Cl B	10,407	540
Metso	3,267	104
Neste	3,714	160
Nokia	180,562	1,145
Nokian Renkaat	3,317	135
Orion, Cl B	3,353	169
Sampo, Cl A	13,701	747
Stora Enso, Cl R	17,885	238
UPM-Kymmene	16,704	453
Wartsila	4,705	311

		4,381

France — 1.9%
Accor	6,181	286
Aeroports de Paris	860	145
Air Liquide	11,950	1,461
Alstom	4,444	159
Arkema	2,184	248
Atos	3,073	465

3	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AXA	61,121	$1,799
BNP Paribas	35,208	2,722
Bollore	25,567	118
Bouygues	6,643	284
Bureau Veritas	7,674	174
Capital Gemini	5,060	549
Carrefour	18,547	444
Casino Guichard Perrachon	1,640	100
Cie de Saint-Gobain	15,544	859
Cie Generale des Etablissements Michelin	5,215	703
CNP Assurances	4,973	120
Credit Agricole	34,215	599
Danone	18,583	1,382
Dassault Aviation	67	100
Dassault Systemes	3,983	389
Edenred	7,019	184
Eiffage	2,513	243
Electricite de France	16,717	169
Engie	51,968	834
Essilor International	6,450	814
Eurazeo	1,232	100
Eurofins Scientific	324	180
Eutelsat Communications	5,058	136
Fonciere Des Regions††	966	93
Gecina††	1,191	179
Groupe Eurotunnel	13,544	149
Hermes International	1,028	519
ICADE††	1,074	92
Iliad	765	189
Imerys	1,037	90
Ingenico Group	1,621	169
Ipsen	1,225	156
JCDecaux	2,153	76
Kering	2,296	800
Klepierre††	7,059	286
Lagardere	3,419	112
Legrand	8,260	569
L’Oreal	7,942	1,640
LVMH Moet Hennessy Louis Vuitton	8,726	2,188
Natixis	30,595	222
Orange	60,964	1,022
Pernod Ricard	6,610	914
Peugeot	15,163	325
Publicis Groupe	6,760	509
Remy Cointreau	649	74
Renault	5,409	486
Rexel	8,746	138
Safran	9,584	903
Sanofi	36,261	3,451
Schneider Electric	17,305	1,354
SCOR	5,897	248
SEB	667	118

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Societe BIC	833	$97
Societe Generale	23,582	1,379
Sodexo	2,875	338
STMicroelectronics	20,688	352
Suez	12,487	225
Thales	3,434	379
TOTAL	73,655	3,731
Valeo	7,396	510
Veolia Environnement	15,376	345
Vinci	15,603	1,393
Vivendi	31,661	731
Wendel	834	125
Zodiac Aerospace	5,908	168

		42,610

Germany — 1.7%
adidas	5,964	1,357
Allianz	14,324	3,040
Axel Springer	1,250	79
BASF	28,811	2,737
Bayer	25,792	3,258
Bayerische Motoren Werke	10,195	934
Beiersdorf	3,138	343
Brenntag	4,902	277
Commerzbank	33,180	433
Continental	3,430	770
Covestro (A)	3,743	290
Daimler	29,710	2,077
Deutsche Bank	65,362	1,163
Deutsche Boerse	5,966	622
Deutsche Lufthansa	6,729	144
Deutsche Post	31,361	1,213
Deutsche Telekom	102,586	1,868
Deutsche Wohnen	11,477	453
E.ON	69,263	683
Evonik Industries	5,173	176
Fraport Frankfurt Airport Services Worldwide	1,204	120
Fresenius & KGaA	13,117	1,105
Fresenius Medical Care & KGaA	6,601	621
GEA Group	5,902	239
Hannover Rueck	1,949	245
HeidelbergCement	4,693	464
Henkel & KGaA	3,197	401
HOCHTIEF	602	107
HUGO BOSS	1,938	146
Infineon Technologies	36,107	783
Innogy (A)	4,679	196
K+S	5,545	144
LANXESS	2,652	204
Linde	5,717	1,091
MAN	1,021	113
Merck KGaA	4,023	440

4	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Metro Wholesale & Food Specialist*	5,165	$104
Muenchener Rueckversicherungs- Gesellschaft in Muenchen	4,922	1,053
OSRAM Licht	2,578	214
ProSiebenSat.1 Media	7,390	295
QIAGEN	6,958	231
RWE	15,754	331
SAP	30,665	3,242
Siemens	23,862	3,228
Symrise	3,924	274
Telefonica Deutschland Holding	21,545	111
ThyssenKrupp	11,482	340
TUI	16,122	253
United Internet	3,564	216
Volkswagen	940	147
Vonovia	14,831	599
Zalando* (A)	3,599	160

		39,134

Greece — 0.0%
Alpha Bank AE*	65,706	157
Costamare	4,176	27
Eurobank Ergasias*	68,356	74
FF Group*	1,785	42
Hellenic Telecommunications Organization	11,230	143
JUMBO	4,857	81
National Bank of Greece*	222,352	90
OPAP	9,582	110
Piraeus Bank*	243,852	67
Titan Cement	2,299	64

		855

Hong Kong — 1.4%
3SBio* (A)	60,300	76
AIA Group	377,400	2,974
Alibaba Health Information Technology*	190,000	90
Alibaba Pictures Group*	710,000	120
ASM Pacific Technology	9,800	127
Bank of East Asia	35,025	150
Beijing Enterprises Holdings	24,000	128
Beijing Enterprises Water Group	224,000	186
BOC Hong Kong Holdings	114,500	564
Brilliance China Automotive Holdings	140,000	355
Cheung Kong Property Holdings	81,776	662
China Conch Venture Holdings	78,500	146
China Everbright	50,000	114
China Everbright International	116,000	151
China Evergrande Group	193,000	537
China Gas Holdings	82,000	198
China Huarong Asset Management, Cl H (A)	313,200	128
China Huishan Dairy Holdings	228,000	12
China Life Insurance, Cl H	347,000	1,100

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
China Medical System Holdings	64,000	$109
China Mengniu Dairy	125,000	244
China Merchants Port Holdings	62,897	198
China Minsheng Banking, Cl H	268,000	270
China Mobile	288,000	3,088
China Overseas Land & Investment	174,000	590
China Power International Development	190,000	65
China Resources Enterprise	88,000	222
China Resources Gas Group	44,000	167
China Resources Land	124,000	398
China Resources Power Holdings	90,000	172
China Shenhua Energy, Cl H	154,500	385
China Southern Airlines, Cl H	98,000	75
China State Construction International Holdings	96,000	155
China Taiping Insurance Holdings	75,800	228
China Unicom	272,000	395
CITIC	263,000	400
CK Hutchison Holdings	85,500	1,126
CK Infrastructure Holdings	21,000	196
CLP Holdings	50,000	533
CNOOC	824,000	922
COSCO SHIPPING Ports	26,000	32
CSPC Pharmaceutical Group	190,000	296
Dongfeng Motor Group, Cl H	126,000	154
Far East Horizon	99,000	84
First Pacific	62,000	46
Franshion Properties China	200,000	93
Fullshare Holdings	337,200	135
Fuyao Glass Industry Group, Cl H (A)	26,000	89
Galaxy Entertainment Group	72,000	446
GCL-Poly Energy Holdings*	696,000	74
Geely Automobile Holdings	245,000	567
Genting Singapore	175,000	150
GF Securities, Cl H	63,600	128
GOME Electrical Appliances Holding	606,000	73
Guangdong Investment	134,000	189
Guangzhou Automobile Group, Cl H	110,000	236
Haier Electronics Group	72,000	186
Haitian International Holdings	34,000	98
Haitong Securities, Cl H	151,200	241
Hang Lung Group	26,000	99
Hang Lung Properties	65,000	162
Hang Seng Bank	23,300	507
Henderson Land Development	37,620	218
Hengan International Group	32,500	248
HK Electric Investments & HK Electric Investments (A)	76,500	73
HKT Trust & HKT	122,000	160
Hong Kong & China Gas	256,740	486
Hong Kong Exchanges & Clearing	36,577	1,043
Huaneng Renewables, Cl H	280,000	85

5	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Huatai Securities, Cl H (A)	78,200	$157
Hysan Development	18,000	87
Kerry Properties	19,000	67
Kunlun Energy	152,000	152
Lenovo Group	332,000	206
Li & Fung	170,000	62
Link††	68,500	557
Longfor Properties	76,500	192
Melco Resorts & Entertainment ADR	8,121	164
MGM China Holdings	27,600	54
Minth Group	32,000	147
MTR	46,639	270
New China Life Insurance, Cl H	42,300	273
New World Development	169,419	229
Nine Dragons Paper Holdings	104,000	155
NWS Holdings	46,334	89
PCCW	121,000	68
People’s Insurance Group of China, Cl H	328,000	153
Power Assets Holdings	43,000	426
Semiconductor Manufacturing International*	131,200	144
Shanghai Industrial Holdings	25,000	72
Shangri-La Asia	36,000	59
Sino Biopharmaceutical	210,000	186
Sino Land	88,862	147
SJM Holdings	57,000	57
Sun Hung Kai Properties	44,000	682
Sunac China Holdings	111,000	296
Sunny Optical Technology Group	32,600	388
Swire Pacific, Cl A	17,500	175
Swire Properties	33,800	117
Techtronic Industries	40,000	178
WH Group (A)	238,177	224
Wharf Holdings	42,000	357
Wheelock	24,000	181
Wynn Macau	45,200	98
Yue Yuen Industrial Holdings	21,500	89
Zhejiang Expressway, Cl H	84,000	105

		31,217

Hungary — 0.0%
MOL Hungarian Oil & Gas	2,233	192
OTP Bank	10,980	407
Richter Gedeon	6,387	163

		762

India — 0.2%
Dr Reddy’s Laboratories ADR	4,000	146
Housing Development Finance	15,000	419
ICICI Bank ADR	50,826	473
Infosys ADR	75,000	1,185
ITC	20,000	89
Reliance Industries GDR (A)	25,000	1,240

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tata Consultancy Services	5,000	$194
Tata Motors ADR*	11,100	382
Wipro ADR	60,000	369

		4,497

Indonesia — 0.2%
Adaro Energy	610,500	82
AKR Corporindo	92,500	48
Astra International	938,500	562
Bank Central Asia	569,500	799
Bank Danamon Indonesia	173,000	74
Bank Mandiri Persero	434,500	445
Bank Negara Indonesia Persero	339,000	190
Bank Rakyat Indonesia Persero	517,000	573
Bumi Serpong Damai	379,000	51
Charoen Pokphand Foods	364,000	73
Gudang Garam	22,000	126
Hanjaya Mandala Sampoerna	425,000	113
Indocement Tunggal Prakarsa	72,000	95
Indofood CBP Sukses Makmur	112,000	70
Indofood Sukses Makmur	202,000	127
Jasa Marga Persero	114,204	50
Kalbe Farma	982,000	128
Lippo Karawaci	353,500	19
Matahari Department Store	112,000	107
Media Nusantara Citra	261,500	35
Pakuwon Jati	1,021,000	54
Perusahaan Gas Negara Persero	535,500	90
Semen Indonesia Persero	138,000	103
Summarecon Agung	489,500	36
Surya Citra Media	298,000	53
Telekomunikasi Indonesia Persero	2,178,500	767
Tower Bersama Infrastructure	118,500	60
Unilever Indonesia	71,000	261
United Tractors	84,000	190
Waskita Karya Persero	244,500	44
XL Axiata*	188,250	47

		5,472

Ireland — 0.6%
Accenture, Cl A	34,864	4,491
Alkermes*	8,700	473
Ardmore Shipping	3,445	28
Bank of Ireland Group*	29,597	246
CRH	25,458	891
Eaton	25,100	1,964
Endo International*	13,500	149
Experian	29,497	586
Horizon Pharma*	18,959	227
Ingersoll-Rand	14,400	1,266
Kerry Group, Cl A	4,931	444
Mallinckrodt*	6,000	275
Paddy Power Betfair	2,539	253

6	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pentair	9,600	$606
Perrigo	7,100	532
Prothen*	4,504	278
Ryanair Holdings ADR*	1,061	120
Weatherford International*	55,000	245

		13,074

Israel — 0.1%
Azrieli Group	1,230	67
Bank Hapoalim	30,841	214
Bank Leumi Le-Israel	48,245	232
Bezeq The Israeli Telecommunication	60,090	89
Check Point Software Technologies*	4,066	430
Elbit Systems	695	88
Frutarom Industries	1,133	80
Israel Chemicals	14,778	71
Mizrahi Tefahot Bank	4,031	73
Nice	1,758	131
Stratasys*	5,719	137
Teva Pharmaceutical Industries	25,786	834
Teva Pharmaceutical Industries ADR	3,542	114

		2,560

Italy — 0.5%
Assicurazioni Generali	38,892	703
Atlantia	14,815	449
CNH Industrial	33,258	384
Enel	256,173	1,457
Eni	78,228	1,233
EXOR	3,210	192
Ferrari	3,901	410
Fiat Chrysler Automobiles*	33,688	405
Intesa Sanpaolo	417,533	1,427
Leonardo	13,140	228
Luxottica Group	5,501	317
Mediobanca	16,403	170
Poste Italiane (A)	15,136	111
Prysmian	7,129	227
Recordati	3,426	146
Saipem*	17,643	72
Snam	76,283	359
Telecom Italia*	528,711	506
Terna Rete Elettrica Nazionale	48,596	277
UniCredit	63,375	1,243
UnipolSai Assicurazioni	32,793	76

		10,392

Japan — 4.5%
ABC-Mart	1,000	57
Acom	11,600	49
Aeon	21,100	317
AEON Financial Service	3,000	65
Aeon Mall	3,300	63
Air Water	5,000	97

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Aisin Seiki	6,200	$323
Ajinomoto	16,700	335
Alfresa Holdings	5,400	99
Alps Electric	6,900	188
Amada Holdings	9,900	113
ANA Holdings	34,000	116
Aozora Bank	34,000	130
Asahi Glass	6,600	278
Asahi Group Holdings	12,100	493
Asahi Kasei	40,000	458
Asics	4,600	84
Astellas Pharma	66,700	850
Bandai Namco Holdings	6,500	226
Bank of Kyoto	9,000	86
Benesse Holdings	1,900	73
Bridgestone	20,300	856
Brother Industries	6,800	174
Calbee	2,300	95
Canon	33,500	1,163
Casio Computer	6,600	108
Central Japan Railway	4,500	723
Chiba Bank	20,000	143
Chubu Electric Power	20,500	269
Chugai Pharmaceutical	7,200	289
Chugoku Bank	4,900	71
Chugoku Electric Power	8,100	89
Coca-Cola Bottlers Japan	3,700	112
Concordia Financial Group	42,700	215
Credit Saison	4,300	83
CYBERDYNE*	3,000	41
Dai Nippon Printing	16,000	176
Daicel	8,500	111
Dai-ichi Life Holdings	33,100	572
Daiichi Sankyo	18,700	408
Daikin Industries	7,800	826
Daito Trust Construction	2,100	354
Daiwa House Industry	17,600	613
Daiwa House Investment, Cl A††	40	99
Daiwa Securities Group	52,000	299
DeNA	3,100	68
Denso	14,600	701
Dentsu	6,900	322
Disco	900	159
Don Quijote Holdings	3,400	124
East Japan Railway	10,300	965
Eisai	8,700	466
Electric Power Development	4,200	106
FamilyMart UNY Holdings	2,400	134
FANUC	6,100	1,246
Fast Retailing	1,700	510
Fuji Electric	16,000	88
FUJIFILM Holdings	13,500	495

7	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fujitsu	60,000	$447
Fukuoka Financial Group	22,000	101
Hachijuni Bank	11,800	75
Hakuhodo DY Holdings	7,900	111
Hamamatsu Photonics	4,100	130
Hankyu Hanshin Holdings	7,700	274
Hikari Tsushin	600	65
Hino Motors	7,500	88
Hirose Electric	900	122
Hiroshima Bank	14,000	60
Hisamitsu Pharmaceutical	1,800	84
Hitachi	151,000	1,038
Hitachi Chemical	3,000	85
Hitachi Construction Machinery	3,100	89
Hitachi High-Technologies	2,000	74
Hitachi Metals	6,200	86
Honda Motor	54,100	1,522
Hoshizaki	1,900	184
Hoya	12,000	676
Hulic	8,600	91
Idemitsu Kosan	4,200	102
IHI	54,000	178
Iida Group Holdings	5,100	87
Inpex	30,800	299
Isetan Mitsukoshi Holdings	9,700	94
Isuzu Motors	19,100	262
ITOCHU	46,100	722
J Front Retailing	7,000	100
Japan Airlines	4,000	129
Japan Airport Terminal	1,300	48
Japan Exchange Group	16,900	303
Japan Post Bank	12,000	154
Japan Post Holdings	13,000	164
Japan Prime Realty Investment††	24	90
Japan Real Estate Investment††	38	199
Japan Retail Fund Investment††	74	141
Japan Tobacco	33,900	1,176
JFE Holdings	16,800	324
JGC	6,000	96
JSR	5,600	99
JTEKT	6,500	93
JXTG Holdings	96,000	426
Kajima	30,000	261
Kakaku.com	4,100	58
Kamigumi	7,000	75
Kaneka	8,000	64
Kansai Electric Power	22,000	295
Kansai Paint	6,300	144
Kao	15,700	954
Kawasaki Heavy Industries	54,000	172
KDDI	57,600	1,522
Keihan Electric Railway	15,000	97

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Keikyu	14,000	$162
Keio	17,000	142
Keisei Electric Railway	4,000	109
Keyence	3,000	1,385
Kikkoman	5,000	153
Kintetsu Group Holdings	58,000	222
Kirin Holdings	27,900	614
Kobe Steel	9,000	113
Koito Manufacturing	3,300	193
Komatsu	29,100	781
Konami	2,700	140
Konica Minolta	15,900	132
Kose	900	100
Kubota	32,800	570
Kuraray	10,300	200
Kurita Water Industries	2,900	82
Kyocera	9,800	595
Kyowa Hakko Kirin	7,500	136
Kyushu Electric Power	12,400	147
Kyushu Financial Group	10,000	63
Kyushu Railway	5,000	164
Lawson	1,800	122
LINE*	2,000	74
Lion	7,000	150
LIXIL Group	8,600	221
M3	7,300	197
Mabuchi Motor	1,400	74
Makita	7,000	273
Marubeni	52,900	350
Marui Group	6,100	83
Maruichi Steel Tube	1,600	49
Mazda Motor	18,200	274
McDonald’s Holdings Japan	1,900	77
Mebuki Financial Group	30,960	119
Medipal Holdings	5,000	91
MEIJI Holdings	3,700	294
MINEBEA MITSUMI	12,900	213
Miraca Holdings	1,700	78
MISUMI Group	8,100	201
Mitsubishi	46,500	1,009
Mitsubishi Chemical Holdings	43,400	365
Mitsubishi Electric	60,200	932
Mitsubishi Estate	39,000	708
Mitsubishi Gas Chemical	5,500	127
Mitsubishi Heavy Industries	100,000	398
Mitsubishi Materials	3,200	107
Mitsubishi Motors	19,900	144
Mitsubishi Tanabe Pharma	6,500	155
Mitsubishi UFJ Financial Group	376,600	2,386
Mitsubishi UFJ Lease & Finance	13,000	69
Mitsui	54,500	792
Mitsui Chemicals	27,000	154

8	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mitsui Fudosan	28,000	$642
Mitsui OSK Lines	33,000	103
Mixi	1,300	71
Mizuho Financial Group	760,700	1,352
MS&AD Insurance Group Holdings	15,700	550
Murata Manufacturing	5,900	917
Nabtesco	3,300	107
Nagoya Railroad	27,000	124
NEC	88,000	239
Nexon	7,200	150
NGK Insulators	7,600	153
NGK Spark Plug	5,200	105
NH Foods	5,000	148
Nidec	7,600	836
Nikon	9,900	174
Nintendo	3,500	1,187
Nippon Building Fund††	46	248
Nippon Electric Glass	2,400	85
Nippon Express	24,000	153
Nippon Paint Holdings	4,700	181
Nippon Prologis††	45	95
Nippon Steel & Sumitomo Metal	24,700	606
Nippon Telegraph & Telephone	21,700	1,059
Nippon Yusen	47,000	90
Nissan Chemical Industries	3,600	120
Nissan Motor	72,800	722
Nisshin Seifun Group	5,700	93
Nissin Foods Holdings	1,700	107
Nitori Holdings	2,600	366
Nitto Denko	5,200	464
NOK	2,800	64
Nomura Holdings	111,000	660
Nomura Real Estate Holdings	3,600	71
Nomura Real Estate Master Fund††	117	165
Nomura Research Institute	3,960	148
NSK	12,800	165
NTT Data	18,500	201
NTT DOCOMO	42,800	993
Obayashi	21,100	254
Obic	1,900	118
Odakyu Electric Railway	8,500	168
Oji Holdings	25,000	128
Olympus	9,300	338
Omron	6,400	319
Ono Pharmaceutical	12,800	280
Oracle Japan	1,100	74
Oriental Land	6,800	492
ORIX	41,800	663
Osaka Gas	60,000	240
Otsuka	1,500	98
Otsuka Holdings	11,900	523
Panasonic	70,100	965

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Park24	3,000	$76
Pola Orbis Holdings	2,800	78
Rakuten	29,600	361
Recruit Holdings	33,900	586
Resona Holdings	70,800	364
Ricoh	24,400	229
Rinnai	1,000	93
Rohm	3,200	248
Ryohin Keikaku	700	179
Sankyo	1,300	43
Santen Pharmaceutical	10,800	152
SBI Holdings	6,200	89
Secom	6,500	487
Sega Sammy Holdings	5,400	73
Seibu Holdings	7,000	122
Seiko Epson	9,100	240
Sekisui Chemical	13,700	252
Sekisui House	19,400	336
Seven & i Holdings	23,200	933
Seven Bank	17,300	68
Sharp*	44,000	154
Shimadzu	8,900	175
Shimamura	700	87
Shimano	2,300	337
Shimizu	16,000	169
Shin-Etsu Chemical	12,100	1,107
Shinsei Bank	52,000	86
Shionogi	9,200	491
Shiseido	12,200	431
Shizuoka Bank	15,000	134
Showa Shell Sekiyu	5,500	60
SMC	1,800	572
SoftBank Group	25,900	2,100
Sohgo Security Services	2,100	89
Sompo Holdings	10,900	427
Sony	39,600	1,627
Sony Financial Holdings	5,000	86
Stanley Electric	4,400	145
Start Today	6,800	192
Subaru	19,700	712
Sumitomo	37,100	501
Sumitomo Chemical	50,000	293
Sumitomo Dainippon Pharma	4,600	64
Sumitomo Electric Industries	24,200	391
Sumitomo Heavy Industries	19,000	139
Sumitomo Metal Mining	16,000	242
Sumitomo Mitsui Financial Group	42,200	1,602
Sumitomo Mitsui Trust Holdings	10,700	393
Sumitomo Realty & Development	11,000	333
Sumitomo Rubber Industries	5,000	87
Sundrug	2,200	82
Suntory Beverage & Food	4,500	220

9	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Suruga Bank	5,000	$120
Suzuken	2,200	73
Suzuki Motor	10,600	502
Sysmex	4,800	275
T&D Holdings	18,700	276
Taiheiyo Cement	34,000	128
Taisei	31,000	296
Taisho Pharmaceutical Holdings	1,200	90
Taiyo Nippon Sanso	3,800	44
Takashimaya	9,000	82
Takeda Pharmaceutical	22,500	1,188
TDK	4,400	317
Teijin	5,400	108
Terumo	10,700	404
THK	3,500	107
Tobu Railway	28,000	148
Toho	3,300	119
Toho Gas	11,000	74
Tohoku Electric Power	13,100	178
Tokio Marine Holdings	21,200	891
Tokyo Electric Power*	41,900	177
Tokyo Electron	4,900	691
Tokyo Gas	59,000	312
Tokyo Tatemono	6,000	82
Tokyu	18,000	264
Tokyu Fudosan Holdings	14,900	89
Toppan Printing	15,000	158
Toray Industries	47,000	424
Toshiba	123,000	274
Tosoh	19,000	226
TOTO	4,100	165
Toyo Seikan Group Holdings	4,700	77
Toyo Suisan Kaisha	2,600	94
Toyoda Gosei	1,900	45
Toyota Industries	5,300	284
Toyota Motor	81,300	4,587
Toyota Tsusho	6,200	199
Trend Micro	4,100	205
Tsuruha Holdings	1,100	115
Unicharm	13,100	335
United Urban Investment††	85	126
USS	6,400	129
West Japan Railway	5,300	380
Yahoo Japan	41,300	187
Yakult Honsha	2,900	197
Yamada Denki	18,200	97
Yamaguchi Financial Group	6,000	71
Yamaha	4,900	173
Yamaha Motor	9,100	229
Yamato Holdings	10,500	210
Yamazaki Baking	3,800	76
Yaskawa Electric	7,300	196

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yokogawa Electric	6,600	$111
Yokohama Rubber	3,200	65

		101,973

Luxembourg — 0.1%
Altisource Portfolio Solutions*	1,447	38
Millicom International Cellular	1,915	120
RTL Group	1,121	87
SES, Cl A	11,716	274
Tenaris	15,840	250
Trinseo	5,209	366

		1,135

Macau — 0.0%
Sands China	74,800	347

Malaysia — 0.2%
AirAsia	65,900	50
Alliance Financial Group	51,000	47
AMMB Holdings	89,500	103
Astro Malaysia Holdings	77,700	47
Axiata Group	120,655	130
British American Tobacco	6,700	69
CIMB Group Holdings	168,363	258
Dialog Group	154,400	70
DiGi.Com	156,100	175
Felda Global Ventures Holdings	75,900	29
Gamuda	78,600	97
Genting	99,800	227
Genting Malaysia	134,000	188
Genting Plantations	16,000	40
HAP Seng Consolidated	28,200	60
Hartalega Holdings	35,500	59
Hong Leong Bank	32,900	121
Hong Leong Financial Group	12,000	48
IHH Healthcare	127,800	176
IJM	131,600	107
IOI	106,700	111
IOI Properties Group	99,750	49
Kuala Lumpur Kepong	28,100	163
Malayan Banking	157,297	350
Malaysia Airports Holdings	43,700	89
Maxis	85,600	113
MISC	52,000	90
Petronas Chemicals Group	107,400	174
Petronas Dagangan	9,900	55
Petronas Gas	31,000	136
PPB Group	23,300	92
Public Bank	117,700	557
RHB Bank	40,407	47
Sapura Energy	162,700	58
Sime Darby	115,423	255
Telekom	51,300	76
Tenaga Nasional	146,900	484

10	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UMW Holdings	25,600	$35
Westports Holdings	51,400	45
YTL	184,500	60
YTL Power International	109,400	36

		5,176

Mexico — 0.4%
Alfa, Cl A	142,900	198
America Movil	1,485,800	1,309
Arca Continental	24,000	178
Coca-Cola Femsa	24,200	205
El Puerto de Liverpool	11,800	106
Fibra Uno Administracion††	119,500	222
Fomento Economico Mexicano	87,000	875
Gentera	50,100	76
Gruma, Cl B	11,300	155
Grupo Aeroportuario del Pacifico, Cl B	18,100	207
Grupo Aeroportuario del Sureste, Cl B	10,000	212
Grupo Bimbo, Ser A	77,900	195
Grupo Carso	30,600	128
Grupo Financiero Banorte, Cl O	111,500	737
Grupo Financiero Inbursa, Cl O	117,300	210
Grupo Financiero Santander Mexico, Cl B	94,500	193
Grupo Lala, Cl B	45,100	89
Grupo Mexico	176,000	571
Grupo Televisa	112,800	600
Industrias Penoles	6,810	167
Infraestructura Energetica Nova	25,000	141
Kimberly-Clark de Mexico, Cl A	80,700	162
Mexichem	49,917	142
OHL Mexico	39,900	52
Promotora y Operadora de Infraestructura	15,000	164
Wal-Mart de Mexico	241,700	558

		7,852

Netherlands — 1.3%
ABN AMRO Group (A)	12,504	352
Aegon	56,325	315
AerCap Holdings*	4,934	242
Airbus	17,823	1,483
Akzo Nobel	7,787	702
Altice, Cl A*	11,743	289
Altice, Cl B*	3,165	78
ArcelorMittal	20,807	544
ASML Holding	11,774	1,779
Boskalis Westminster	2,630	94
Chicago Bridge & Iron	11,825	222
Cimpress*	2,993	264
Coca-Cola European Partners	6,976	302
Frank’s International	5,846	47
Gemalto	2,321	118
Heineken	7,068	735
Heineken Holding	3,235	317

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ING Groep	121,513	$2,266
James Hardie Industries	12,907	197
Koninklijke Ahold Delhaize	39,894	813
Koninklijke DSM	5,761	424
Koninklijke KPN	110,070	398
Koninklijke Philips	30,120	1,150
Koninklijke Vopak	2,037	97
NN Group	10,412	421
NXP Semiconductor*	29,316	3,234
Randstad Holding	3,993	240
RELX	30,652	642
Royal Dutch Shell, Cl A	138,774	3,902
Royal Dutch Shell, Cl B	117,360	3,330
Unibail-Rodamco††	3,074	766
Unilever	50,515	2,936
Wolters Kluwer	9,463	420

		29,119

New Zealand — 0.0%
Auckland International Airport	28,083	146
Contact Energy	20,872	84
Fletcher Building	20,008	120
Mercury NZ	20,281	53
Meridian Energy	37,128	80
Ryman Healthcare	10,865	72
Spark New Zealand	53,009	149

		704

Norway — 0.1%
DNB	30,080	589
Gjensidige Forsikring	5,794	100
Marine Harvest	11,084	205
Nordic American Tankers	11,234	66
Norsk Hydro	45,151	290
Orkla	26,360	270
Schibsted, Cl A	2,190	56
Schibsted, Cl B	2,581	60
Statoil	35,249	658
Telenor	23,415	466
Yara International	5,180	205

		2,965

Pakistan — 0.0%
Habib Bank	25,000	56
Lucky Cement*	5,500	37
United Bank	21,000	42

		135

Panama — 0.0%
Banco Latinoamericano de Comercio Exterior, Cl E	3,639	96
Copa Holdings, Cl A	1,766	221

		317

11	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Peru — 0.0%
Cia de Minas Buenaventura ADR	9,800	$120
Credicorp	2,900	537

		657

Philippines — 0.1%
Aboitiz Equity Ventures	87,890	132
Aboitiz Power	71,000	55
Alliance Global Group	113,100	32
Ayala	11,040	189
Ayala Land	323,500	269
Bank of the Philippine Islands	67,110	139
BDO Unibank	87,866	219
DMCI Holdings	242,100	77
Energy Development	265,600	32
Globe Telecom	1,535	64
GT Capital Holdings	3,650	88
International Container Terminal Services	27,800	59
JG Summit Holdings	126,700	200
Jollibee Foods	29,850	133
Megaworld	162,000	16
Metro Pacific Investments	586,000	79
Metropolitan Bank & Trust	31,300	54
PLDT	4,370	142
Robinsons Land	82,700	42
Security Bank	11,600	54
SM Investments	10,905	174
SM Prime Holdings	367,800	254
Universal Robina	39,080	125

		2,628

Poland — 0.2%
Alior Bank*	4,438	79
Bank Handlowy w Warszawie	1,777	35
Bank Millennium	31,094	66
Bank Pekao	7,405	262
Bank Zachodni	1,651	174
CCC	1,316	89
Cyfrowy Polsat	11,600	82
Eurocash	4,392	43
Grupa Azoty	2,400	47
Grupa Lotos*	6,419	86
Jastrzebska Spolka Weglowa*	2,700	62
KGHM Polska Miedz	6,427	218
LPP*	139	270
mBank	771	97
Orange Polska	33,367	50
PGE Polska Grupa Energetyczna	38,568	140
Polski Koncern Naftowy Orlen	14,192	418
Polskie Gornictwo Naftowe i Gazownictwo	81,102	150
Powszechna Kasa Oszczednosci Bank Polski	41,652	425
Powszechny Zaklad Ubezpieczen	27,066	332

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Synthos	31,400	$39
Tauron Polska Energia	56,049	59

		3,223

Portugal — 0.0%
Energias de Portugal	75,903	268
Galp Energia	16,195	259
Jeronimo Martins	7,293	143

		670

Qatar — 0.1%
Barwa Real Estate	5,000	46
Commercial Bank	9,858	84
Doha Bank	7,527	64
Ezdan Holding Group	35,630	128
Industries Qatar	6,707	177
Masraf Al Rayan	16,583	190
Ooredoo	5,348	141
Qatar Electricity & Water	1,272	69
Qatar Gas Transport	12,817	64
Qatar Insurance SAQ	7,085	136
Qatar Islamic Bank SAQ	2,676	71
Qatar National Bank QPSC	10,120	384

		1,554

Russia — 0.2%
Gazprom ADR	8,500	33
Gazprom PJSC ADR	258,445	1,005
Magnit PJSC GDR	15,503	569
Mobile TeleSystems ADR	31,000	266
Novatek PJSC GDR	4,269	447
PhosAgro PJSC GDR	4,500	59
Rostelecom*	13,408	88
Sberbank of Russia ADR	122,158	1,423
Severstal PJSC GDR	13,231	182
Sistema GDR	17,410	70
Surgutneftegas ADR	47,953	209
Tatneft PJSC ADR	11,874	458

		4,809

Singapore — 0.3%
Ascendas††	82,900	165
CapitaLand	83,500	227
CapitaLand Commercial Trust††	60,000	76
CapitaLand Mall Trust††	72,000	107
City Developments	12,000	100
ComfortDelGro	62,000	105
DBS Group Holdings	54,929	875
Global Logistic Properties	77,000	188
Golden Agri-Resources	205,000	60
Hongkong Land Holdings	37,000	278
Hutchison Port Holdings Trust, Cl U	151,000	72
Jardine Cycle & Carriage	3,000	89
Jardine Matheson Holdings	7,000	447

12	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Jardine Strategic Holdings	7,000	$286
Keppel	49,100	232
Oversea-Chinese Banking	98,265	822
SATS	19,900	71
Sembcorp Industries	28,000	67
Singapore Airlines	16,000	122
Singapore Exchange	23,000	128
Singapore Press Holdings	46,000	99
Singapore Technologies Engineering	45,000	125
Singapore Telecommunications	250,600	733
StarHub	18,000	36
Suntec††	69,000	97
United Overseas Bank	41,268	729
UOL Group	14,324	83
Wilmar International	56,000	138
Yangzijiang Shipbuilding Holdings	56,000	58

		6,615

Slovak Republic — 0.0%
Celltrion*	3,631	352

South Africa — 0.7%
Anglo American Platinum*	3,100	76
AngloGold Ashanti	19,249	194
Aspen Pharmacare Holdings	18,597	389
Barclays Africa Group	31,106	341
Bid	15,700	376
Bidvest Group	16,200	206
Brait*	19,702	94
Capitec Bank Holdings	2,300	150
Coronation Fund Managers	14,000	72
Discovery	17,015	181
Exxaro Resources	11,700	97
FirstRand	155,873	613
Fortress Income Fund, Cl A††	60,100	80
Fortress Income Fund, Cl B††	40,446	117
Foschini Group	10,432	120
Gold Fields	40,499	163
Growthpoint Properties††	99,030	186
Hyprop Investments††	11,891	107
Impala Platinum Holdings*	32,371	86
Imperial Holdings	8,264	109
Investec	14,855	111
Liberty Holdings	7,400	63
Life Healthcare Group Holdings	66,425	127
Massmart Holdings	6,800	57
MMI Holdings	56,800	89
Mondi	6,157	160
Mr Price Group	11,791	155
MTN Group	76,710	689
Naspers, Cl N	19,315	4,258
Nedbank Group	11,117	185
NEPI Rockcastle*	14,856	198

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Netcare	55,348	$103
Pick n Pay Stores	18,980	91
Pioneer Foods Group	6,425	68
PSG Group	6,000	118
Rand Merchant Investment Holdings	40,188	128
Redefine Properties††	236,740	193
Remgro	24,498	397
Resilient††	14,685	146
RMB Holdings	33,836	163
Sanlam	63,581	320
Sappi	27,323	181
Sasol	25,651	772
Shoprite Holdings	19,637	300
Sibanye Gold	92,537	118
SPAR Group	9,534	119
Standard Bank Group	58,972	732
Steinhoff International Holdings	134,399	672
Telkom	17,000	84
Tiger Brands	7,559	229
Truworths International	22,773	130
Vodacom Group	23,950	323
Woolworths Holdings	45,875	219

		15,455

South Korea — 1.5%
Amorepacific	1,435	364
AMOREPACIFIC Group	1,371	149
BGF retail	1,140	94
BNK Financial Group	12,800	129
Cheil Worldwide	3,600	66
CJ	749	130
CJ CheilJedang	387	128
CJ E&M	1,082	72
CJ Korea Express*	450	75
Coway	2,520	223
Daelim Industrial	1,424	117
Daewoo Engineering & Construction*	7,140	52
Daewoo International	2,400	50
Daum Kakao	1,551	166
DGB Financial Group	8,630	92
Dongbu Insurance	2,450	175
Dongsuh	2,311	61
Doosan Bobcat	1,734	55
Doosan Heavy Industries & Construction	2,600	48
E-Mart	934	212
GS Engineering & Construction*	2,600	74
GS Holdings	2,397	162
GS Retail	1,580	68
Hana Financial Group	13,230	603
Hankook Tire	3,460	193
Hanmi Pharm	319	105
Hanmi Science*	902	67
Hanon Systems	10,980	101

13	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hanssem	550	$87
Hanwha	2,530	111
Hanwha Chemical	5,420	163
Hanwha Life Insurance	11,300	76
Hanwha Techwin	1,854	66
Hotel Shilla	1,910	111
Hyosung	991	148
Hyundai Department Store	824	82
Hyundai Development - Engineering & Construction	2,700	103
Hyundai Engineering & Construction	3,328	135
Hyundai Glovis	913	128
Hyundai Heavy Industries*	1,373	214
Hyundai Marine & Fire Insurance	3,730	151
Hyundai Mobis	2,999	659
Hyundai Motor	7,227	936
Hyundai Robotics*	291	115
Hyundai Steel	3,755	210
Hyundai Wia	1,010	62
Industrial Bank of Korea	11,650	161
Kangwon Land	5,400	179
KB Financial Group	18,618	988
KCC	344	134
KEPCO Plant Service & Engineering	1,320	53
Kia Motors	11,620	380
Korea Aerospace Industries	3,160	146
Korea Electric Power	11,370	453
Korea Gas	1,500	67
Korea Investment Holdings	1,970	125
Korea Zinc	409	180
Korean Air Lines*	2,476	79
KT	1,650	51
KT&G	5,142	524
Kumho Petrochemical	1,057	71
LG	4,286	289
LG Chemical	2,007	588
LG Display	10,500	297
LG Electronics	4,861	292
LG Household & Health Care	419	371
LG Innotek	700	94
LG Uplus	10,120	151
Lotte Chemical	762	251
Lotte Chilsung Beverage	116	167
Lotte Confectionery	340	62
Lotte Shopping	550	129
Medy-Tox	198	105
Mirae Asset Daewoo	20,016	194
NAVER	1,313	942
NCSoft	847	273
Netmarble Games* (A)	500	64
NH Investment & Securities	7,300	92
OCI	1,108	91

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Orion*	1,315	$97
Ottogi	124	87
Pan Ocean*	10,659	56
POSCO	3,474	1,031
S-1, Cl 1	1,060	87
Samsung Biologics* (A)	790	192
Samsung C&T	3,460	430
Samsung Card	1,800	64
Samsung Electro-Mechanics	2,553	214
Samsung Electronics	4,631	9,973
Samsung Fire & Marine Insurance	1,511	394
Samsung Heavy Industries*	12,480	125
Samsung Life Insurance	3,175	356
Samsung SDI	2,502	377
Samsung SDS	1,640	262
Samsung Securities	3,270	119
Shinhan Financial Group	20,000	951
Shinsegae	400	85
SK C&C	1,994	484
SK Hynix	27,530	1,624
SK Innovation	2,892	456
SK Networks	7,030	40
SK Telecom	927	230
S-Oil	2,143	223
Woori Bank	14,080	240
Yuhan	452	96

		33,724

Spain — 0.7%
Abertis Infraestructuras	20,732	408
ACS Actividades de Construccion y Servicios	7,575	290
Aena (A)	2,104	410
Amadeus IT Group, Cl A	13,464	826
Banco Bilbao Vizcaya Argentaria	210,600	1,900
Banco de Sabadell	173,048	386
Banco Santander	502,403	3,420
Bankia	33,368	168
Bankinter	19,531	190
CaixaBank	111,946	583
Distribuidora Internacional de Alimentacion	18,034	121
Enagas	6,571	185
Endesa	10,248	242
Ferrovial	16,014	344
Gas Natural	11,286	263
Grifols	9,603	269
Iberdrola	186,797	1,468
Industria de Diseno Textil	34,337	1,360
International Consolidated Airlines Group	19,393	148
Mapfre	31,227	116
Red Electrica	13,879	296
Repsol	38,404	641

14	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Siemens Gamesa Renewable Energy	7,701	$126
Telefonica	142,461	1,606

		15,766

Sweden — 0.6%
Alfa Laval	8,507	190
Assa Abloy, Cl B	30,761	658
Atlas Copco, Cl A	21,151	765
Atlas Copco, Cl B	12,124	392
Boliden	8,844	277
Electrolux	7,787	266
Essity, Cl B*	18,500	535
Getinge, Cl B	5,799	100
Hennes & Mauritz, Cl B	29,641	771
Hexagon, Cl B	8,089	399
Husqvarna, Cl B	12,063	122
ICA Gruppen	2,331	93
Industrivarden, Cl C	4,756	115
Investor, Cl B	13,975	662
Kinnevik	6,820	209
L E Lundbergforetagen, Cl B	1,123	88
Lundin Petroleum*	5,407	123
Nordea Bank	93,462	1,177
Sandvik	36,347	572
Securitas, Cl B	9,072	151
Skandinaviska Enskilda Banken, Cl A	46,782	592
Skanska, Cl B	10,951	249
SKF, Cl B	12,789	254
Svenska Handelsbanken, Cl A	48,160	716
Swedbank, Cl A	28,549	744
Swedish Match	5,693	200
Tele2, Cl B	10,485	125
Telefonaktiebolaget LM Ericsson, Cl B	96,056	623
TeliaSonera	81,357	382
Volvo, Cl B	48,901	829

		12,379

Switzerland — 1.6%
ABB	62,627	1,473
Adecco Group	5,153	394
Baloise Holding	1,619	261
Barry Callebaut	64	92
Chocoladefabriken Lindt & Spruengli	36	393
Cie Financiere Richemont	16,093	1,370
Coca-Cola	5,240	158
Credit Suisse Group	72,341	1,116
Dufry*	1,327	212
EMS-Chemie Holding	237	165
Geberit	1,149	554
Givaudan	284	567
Julius Baer Group	7,230	410
Kuehne + Nagel International	1,736	303
LafargeHolcim	14,183	850

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lonza Group	2,352	$561
Nestle	96,723	8,190
Novartis	69,483	5,934
Pargesa Holding	1,007	81
Partners Group Holding	561	365
Roche Holding	21,857	5,548
Schindler Holding	1,874	402
SGS	168	372
Sika	66	456
Sonova Holding	1,544	251
Straumann Holding	308	174
Swatch Group	2,970	538
Swiss Life Holding	1,001	366
Swiss Prime Site	2,396	217
Swiss Re	10,041	970
Swisscom	794	389
Transocean*	23,500	203
UBS Group	114,754	2,001
Vifor Pharma	1,486	159
Zurich Insurance Group	4,627	1,414

		36,909

Taiwan — 1.1%
Acer	144,000	71
Advanced Semiconductor Engineering	133,029	179
Advanced Semiconductor Engineering ADR	29,600	195
Advantech	15,399	117
Asia Cement	63,000	56
Asustek Computer	31,000	288
AU Optronics	363,000	147
Catcher Technology	29,000	333
Cathay Financial Holding	356,000	580
Chailease Holding	32,000	92
Chang Hwa Commercial Bank	207,140	121
Cheng Shin Rubber Industry	87,000	176
Chicony Electronics	22,221	57
China Development Financial Holding	611,000	184
China Life Insurance	157,320	166
China Steel	516,000	424
Chunghwa Telecom	165,000	557
Compal Electronics	186,000	123
CTBC Financial Holding	765,720	492
Delta Electronics	85,000	452
E.Sun Financial Holding	371,917	237
Eclat Textile	6,120	70
Eva Airways	100,000	48
Evergreen Marine Taiwan*	88,000	48
Far Eastern New Century	147,000	121
Far EasTone Telecommunications	71,000	172
Feng TAY Enterprise	8,000	34
First Financial Holding	425,315	287
Formosa Chemicals & Fibre	141,000	425
Formosa Petrochemical	52,000	183

15	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Formosa Plastics	180,000	$540
Foxconn Technology	42,250	127
Fubon Financial Holding	291,000	452
Giant Manufacturing	9,000	44
Globalwafers	7,000	55
Highwealth Construction*	40,000	66
Hiwin Technologies	10,000	73
Hon Hai Precision Industry	714,400	2,780
Hotai Motor	12,000	146
HTC	27,000	64
Hua Nan Financial Holdings	331,344	194
Innolux	406,000	198
Inventec	80,000	64
Largan Precision	4,000	730
Lite-On Technology	88,224	143
MediaTek	65,000	573
Mega Financial Holding	475,000	402
Merida Industry	10,000	48
Micro-Star International	28,000	73
Nan Ya Plastics	207,000	521
Nanya Technology	33,000	68
Nien Made Enterprise*	6,000	73
Novatek Microelectronics	27,000	103
OBI Pharma*	5,000	36
Pegatron	87,000	284
Phison Electronics	7,000	97
Pou Chen	75,000	101
Powertech Technology	25,000	81
President Chain Store	25,000	212
Quanta Computer	120,000	285
Realtek Semiconductor	19,000	71
Shin Kong Financial Holding	261,000	70
Siliconware Precision Industries ADR	16,675	136
SinoPac Financial Holdings	447,800	140
Standard Foods	25,000	67
Synnex Technology International	56,700	63
TaiMed Biologics*	9,000	66
Taishin Financial Holding	407,255	192
Taiwan Business Bank	211,050	60
Taiwan Cement	150,000	174
Taiwan Cooperative Financial Holding	345,650	189
Taiwan Fertilizer	37,000	50
Taiwan High Speed Rail*	73,000	63
Taiwan Mobile	74,000	265
Taiwan Semiconductor Manufacturing	796,000	5,655
Taiwan Semiconductor Manufacturing ADR	57,200	2,057
Teco Electric and Machinery	65,000	61
Uni-President Enterprises	210,000	402
United Microelectronics	538,000	248
Vanguard International Semiconductor	32,000	60
Wistron	97,841	99
WPG Holdings	48,000	67

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yuanta Financial Holding	401,000	$172
Zhen Ding Technology Holding	22,000	51

		25,546

Thailand — 0.2%
Advanced Info Service NVDR	46,200	258
Airports of Thailand NVDR	190,000	294
Bangkok Bank NVDR	12,600	68
Bangkok Dusit Medical Services NVDR	216,600	124
Bangkok Expressway & Metro NVDR	334,400	75
Banpu NVDR	85,300	42
BEC World NVDR	14,000	8
Berli Jucker NVDR	50,700	70
BTS Group Holdings NVDR	276,100	71
Bumrungrad Hospital NVDR	14,900	78
Central Pattana NVDR	51,300	107
Charoen Pokphand Foods NVDR	120,200	89
CP ALL NVDR	244,400	446
Delta Electronics Thailand NVDR	25,400	68
Electricity Generating NVDR	7,100	46
Energy Absolute NVDR	55,100	61
Fabrinet*	4,258	192
Glow Energy NVDR	25,100	61
Home Product Center NVDR	196,900	59
Indorama Ventures NVDR	79,100	89
IRPC NVDR	496,500	82
Kasikornbank	51,700	308
Kasikornbank NVDR	55,000	318
KCE Electronics NVDR	12,200	32
Krung Thai Bank NVDR	166,400	90
Minor International NVDR	99,100	126
PTT Exploration & Production NVDR	62,700	166
PTT Global Chemical NVDR	93,300	201
PTT NVDR	45,800	534
Robinson NVDR	25,500	45
Siam Cement	13,400	204
Siam Cement NVDR	5,800	88
Siam Commercial Bank NVDR	76,400	337
Thai Oil NVDR	39,100	101
Thai Union Frozen Products NVDR	94,300	57
TMB Bank NVDR	278,100	20
True NVDR*	434,932	74

		5,089

Turkey — 0.1%
Akbank	96,778	287
Anadolu Efes Biracilik Ve Malt Sanayii	10,784	63
Arcelik	11,123	82
Aselsan Elektronik Sanayi Ve Ticaret	8,700	60
BIM Birlesik Magazalar	9,509	185
Coca-Cola Icecek	3,923	47
Emlak Konut Gayrimenkul Yatirim Ortakligi††	80,676	73

16	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Eregli Demir ve Celik Fabrikalari	65,474	$146
Ford Otomotiv Sanayi	3,700	47
Haci Omer Sabanci Holding	41,698	128
KOC Holding	33,835	157
Petkim Petrokimya Holding	34,800	64
TAV Havalimanlari Holding	8,800	53
Tofas Turk Otomobil Fabrikasi	6,300	55
Tupras Turkiye Petrol Rafinerileri	5,735	177
Turk Hava Yollari*	27,600	69
Turk Telekomunikasyon	23,200	48
Turkcell Iletisim Hizmetleri	39,779	145
Turkiye Garanti Bankasi	101,672	304
Turkiye Halk Bankasi	29,352	126
Turkiye Is Bankasi, Cl C	72,297	155
Turkiye Sise ve Cam Fabrikalari	34,186	44
Turkiye Vakiflar Bankasi, Cl D	37,100	74
Ulker Biskuvi Sanayi	7,649	46
Yapi ve Kredi Bankasi	42,900	55

		2,690

United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	85,164	168
Aldar Properties PJSC	125,248	80
DAMAC Properties Dubai PJSC	85,929	94
DP World	7,288	168
Dubai Islamic Bank PJSC	56,144	93
DXB Entertainments PJSC*	170,393	36
Emaar Malls PJSC	101,378	68
Emaar Properties PJSC	148,944	334
Emirates Telecommunications Group PJSC	92,644	473
First Abu Dhabi Bank PJSC	83,586	242

		1,756

United Kingdom — 3.4%
3i Group	31,505	389
Aberdeen Asset Management	26,728	116
Admiral Group	6,119	167
Anglo American	42,361	699
Antofagasta	11,425	142
Aon	14,600	2,017
Ashtead Group	15,916	342
Associated British Foods	11,055	432
AstraZeneca	39,707	2,392
Auto Trader Group (A)	29,002	146
Aviva	123,464	877
Babcock International Group	7,304	81
BAE Systems	96,682	767
Barclays	533,857	1,429
Barratt Developments	32,516	264
Berkeley Group Holdings	4,350	200
BHP Billiton	64,960	1,180
BP	612,712	3,601
British American Tobacco	71,486	4,442

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
British Land††	31,466	$253
BT Group, Cl A	261,174	1,079
Bunzl	10,503	317
Burberry Group	14,117	318
Capita	19,254	167
Carnival	5,930	400
Centrica	176,645	462
Cobham	69,272	121
Compass Group	48,593	1,036
ConvaTec Group* (A)	38,037	156
Croda International	3,803	186
DCC	2,855	251
Delphi Automotive	15,200	1,374
Diageo	78,002	2,518
Direct Line Insurance Group	39,837	197
Dixons Carphone	28,356	101
easyJet	4,603	75
Ensco, Cl A	35,765	189
Ferguson	8,011	478
Fresnillo	6,405	130
G4S	44,953	195
GKN	55,283	234
GlaxoSmithKline	153,197	3,059
Glencore	385,132	1,697
Hammerson††	25,965	197
Hargreaves Lansdown	7,558	138
Hikma Pharmaceuticals	4,161	77
HSBC Holdings	625,225	6,240
IMI	7,879	125
Imperial Tobacco Group	29,384	1,209
Inmarsat	13,035	133
InterContinental Hotels Group	5,635	319
Intertek Group	5,183	294
Intu Properties††	27,623	93
Investec	22,117	168
ITV	113,421	259
J Sainsbury	53,946	174
Johnson Matthey	6,247	231
Kingfisher	66,082	256
Land Securities Group††	24,678	332
Larsen & Toubro GDR	18,000	328
Legal & General Group	183,424	649
Lloyds Banking Group	2,239,332	1,936
London Stock Exchange Group	9,817	485
LUKOIL PJSC ADR	19,582	912
Marks & Spencer Group	52,417	223
Mediclinic International	10,680	104
Meggitt	22,459	149
Merlin Entertainments (A)	20,559	127
MMC Norilsk Nickel PJSC ADR	28,301	420
Mondi	11,637	306
National Grid	107,400	1,326

17	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Next	4,943	$257
Old Mutual	153,828	399
Pearson	26,527	230
Persimmon	10,026	331
Petrofac	7,516	44
PhosAgro PJSC GDR	1,200	17
Provident Financial	4,265	116
Prudential	80,961	1,972
Randgold Resources	2,948	274
Reckitt Benckiser Group	20,826	2,023
RELX	33,187	723
Rio Tinto	38,995	1,810
Rolls-Royce Holdings	50,451	591
Rosneft Oil PJSC GDR	59,343	304
Rowan, Cl A*	13,689	160
Royal Bank of Scotland Group*	111,299	365
Royal Mail	26,075	139
RSA Insurance Group	32,826	282
Sage Group	34,232	304
Schroders	3,929	178
Segro††	33,928	236
Severn Trent	7,638	226
Shire	28,410	1,596
Sky	32,234	410
Smith & Nephew	27,782	483
Smiths Group	12,704	257
SSE	30,903	562
St. James’s Place	17,007	273
Standard Chartered	101,320	1,131
Standard Life	62,000	357
State Bank of India GDR	6,500	315
Tata Steel GDR	20,000	174
Tate & Lyle	13,513	120
Taylor Wimpey	103,787	261
Tesco*	250,041	574
Travis Perkins	7,240	145
Unilever	40,169	2,289
United Utilities Group	21,667	256
Vodafone Group	825,401	2,416
VTB Bank GDR	145,518	281
Weir Group	6,258	151
Whitbread	5,747	292
WM Morrison Supermarkets	72,034	228
Worldpay Group (A)	63,589	310
WPP	38,815	791

		76,539

United States — 68.2%

Consumer Discretionary — 8.7%
1-800-Flowers.com, Cl A*	2,752	27
Aaron’s	7,318	339
Abercrombie & Fitch, Cl A	7,802	77
Acushnet Holdings	2,498	46

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Adient	5,114	$335
Adtalem Global Education	7,362	239
Advance Auto Parts	4,000	448
Amazon.com*	22,273	22,001
AMC Entertainment Holdings, Cl A	6,549	134
AMC Networks, Cl A*	3,000	192
American Axle & Manufacturing Holdings*	10,609	156
American Eagle Outfitters	19,925	236
American Outdoor Brands*	6,477	134
American Public Education*	1,985	42
America’s Car-Mart*	853	33
Aramark	13,200	526
Asbury Automotive Group*	2,302	124
Ascena Retail Group*	19,752	46
Ascent Capital Group, Cl A*	1,119	19
At Home Group*	901	20
AutoNation*	3,300	140
AutoZone*	1,600	864
AV Homes*	1,346	22
Barnes & Noble	7,360	60
Barnes & Noble Education*	4,813	35
Bassett Furniture Industries	1,367	51
Beazer Homes USA*	4,007	53
Bed Bath & Beyond	8,100	242
Belmond, Cl A*	10,730	140
Best Buy	15,000	875
Big 5 Sporting Goods	1,942	21
Big Lots	5,219	259
Biglari Holdings*	128	48
BJ’s Restaurants*	2,509	89
Black Diamond*	3,109	20
Bloomin’ Brands	11,487	200
Bob Evans Farms	2,342	162
Bojangles’*	2,312	31
Boot Barn Holdings*	1,483	12
BorgWarner	11,800	552
Boyd Gaming	9,857	247
Bridgepoint Education*	1,977	19
Bright Horizons Family Solutions*	2,800	221
Brinker International	5,775	205
Brunswick	5,100	289
Buckle	3,341	57
Buffalo Wild Wings*	1,861	200
Build-A-Bear Workshop, Cl A*	1,447	14
Burlington Stores*	3,900	339
Cabela’s*	2,500	142
Cable One	300	228
Caesars Acquisition, Cl A*	5,886	114
Caesars Entertainment*	6,605	82
CalAtlantic Group	3,800	133
Caleres	5,264	144
Callaway Golf	11,581	147

18	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cambium Learning Group*	1,588	$8
Camping World Holdings, Cl A	1,334	43
Capella Education	1,298	89
Career Education*	7,765	65
CarMax*	10,500	696
Carnival	22,900	1,529
Carriage Services, Cl A	1,772	43
Carrols Restaurant Group*	4,136	50
Carter’s	2,900	252
Carvana, Cl A*	1,778	35
Cato, Cl A	3,063	52
Cavco Industries*	1,030	134
CBS, Cl B	20,200	1,330
Century Casinos*	2,308	17
Century Communities*	1,926	50
Charter Communications, Cl A*	11,053	4,332
Cheesecake Factory	5,183	247
Chegg*	9,388	130
Chico’s FAS	15,621	143
Children’s Place	1,992	210
Chipotle Mexican Grill, Cl A*	1,457	501
Choice Hotels International	2,000	129
Churchill Downs	1,631	305
Chuy’s Holdings*	1,865	44
Cinemark Holdings	5,800	226
Citi Trends	1,554	34
Clear Channel Outdoor Holdings, Cl A	5,326	27
ClubCorp Holdings	7,507	127
Coach	16,000	754
Collectors Universe	822	20
Columbia Sportswear	3,508	213
Comcast, Cl A	264,644	10,705
Conn’s*	2,229	48
Container Store Group*	1,817	10
Cooper Tire & Rubber	6,132	224
Cooper-Standard Holdings*	2,058	210
Core-Mark Holding	5,427	199
Cracker Barrel Old Country Store	2,278	354
Crocs*	8,763	70
CSS Industries	923	25
Ctrip.com International ADR*	17,700	1,057
Culp	1,396	42
Daily Journal*	117	24
Dana	16,792	398
Darden Restaurants	7,100	596
Dave & Buster’s Entertainment*	5,006	311
Deckers Outdoor*	3,832	249
Del Frisco’s Restaurant Group*	2,835	40
Del Taco Restaurants*	4,198	55
Delta Apparel*	780	16
Denny’s*	8,550	97
Dick’s Sporting Goods	5,000	187

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Dillard’s, Cl A	1,778	$131
DineEquity	2,105	87
Discovery Communications, Cl A*	8,200	202
Discovery Communications, Cl C*	12,500	289
DISH Network, Cl A*	12,300	788
Dollar General	15,300	1,150
Dollar Tree*	12,700	915
Domino’s Pizza	2,600	485
Dorman Products*	3,161	247
DR Horton	19,400	692
Drive Shack	8,836	27
DSW, Cl A	7,879	142
Duluth Holdings, Cl B*	1,015	20
Dunkin’ Brands Group	5,100	270
El Pollo Loco Holdings*	2,135	28
Eldorado Resorts*	5,360	109
Emerald Expositions Events	1,837	42
Empire Resorts*	235	5
Entercom Communications, Cl A	3,125	31
Entravision Communications, Cl A	7,773	51
Eros International*	3,473	35
Escalade	1,183	15
Ethan Allen Interiors	3,098	99
Etsy*	13,776	198
EW Scripps, Cl A*	7,190	141
Expedia	6,800	1,064
Express*	8,874	54
Extended Stay America	9,211	182
Fiesta Restaurant Group*	3,113	52
Finish Line, Cl A	5,179	71
Five Below*	6,343	306
Flexsteel Industries	840	47
Floor & Decor Holdings, Cl A*	900	31
Fogo De Chao*	583	8
Foot Locker	7,300	344
Ford Motor	218,800	2,455
Fossil Group*	4,714	53
Fox Factory Holding*	4,111	158
Francesca’s Holdings*	4,764	46
Fred’s, Cl A	4,058	27
FTD*	2,081	41
Gaia, Cl A*	1,024	12
GameStop, Cl A	5,200	113
Gannett	14,148	127
Gap	14,000	334
Garmin	7,000	351
General Motors	76,400	2,749
Genesco*	2,311	74
Gentex	15,700	267
Gentherm*	4,445	149
Genuine Parts	8,000	679
G-III Apparel Group*	5,075	132

19	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Global Eagle Entertainment*	4,904	$15
GNC Holdings, Cl A	7,620	72
Golden Entertainment*	1,124	23
Goodyear Tire & Rubber	13,600	429
GoPro, Cl A*	11,863	98
Graham Holdings, Cl B	300	178
Grand Canyon Education*	5,562	409
Gray Television*	7,532	112
Green Brick Partners*	2,540	29
Group 1 Automotive	2,445	146
Groupon, Cl A*	39,858	150
Guess?	7,203	94
H&R Block	11,400	348
Habit Restaurants, Cl A*	2,655	44
Hanesbrands	20,300	465
Harley-Davidson	10,200	496
Hasbro	6,400	678
Haverty Furniture	2,053	46
Helen of Troy*	3,291	332
Hemisphere Media Group, Cl A*	2,028	25
Hibbett Sports*	2,572	40
Hilton Grand Vacations*	2,780	102
Hilton Worldwide Holdings	10,666	667
Home Depot	67,500	10,098
Hooker Furniture	1,425	60
Horizon Global*	2,690	37
Houghton Mifflin Harcourt*	12,135	145
Hovnanian Enterprises, Cl A*	12,938	28
HSN	3,643	144
Hyatt Hotels, Cl A*	2,100	117
Iconix Brand Group*	4,498	30
ILG	12,482	331
Installed Building Products*	2,583	139
International Game Technology	5,309	101
International Speedway, Cl A	3,122	112
Interpublic Group	21,900	473
Intrawest Resorts Holdings*	2,035	48
iRobot*	3,240	342
J Alexander’s Holdings*	1,477	16
J. Jill*	1,734	21
Jack in the Box	3,655	339
JC Penney*	36,401	197
JD.com ADR*	32,300	1,459
John Wiley & Sons, Cl A	2,200	122
Johnson Outdoors, Cl A	543	27
K12*	4,030	71
KB Home	9,794	224
Kirkland’s*	1,593	15
Kohl’s	9,300	385
L Brands	13,400	622
La Quinta Holdings*	9,420	140
Lands’ End*	1,574	21

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Las Vegas Sands	20,400	$1,257
Laureate Education, Cl A*	4,042	69
La-Z-Boy, Cl Z	5,909	200
LCI Industries	2,869	306
Lear	3,800	563
Leggett & Platt	7,400	357
Lennar, Cl A	11,100	582
Lennar, Cl B	300	13
LGI Homes*	1,906	84
Libbey	2,294	21
Liberty Broadband, Cl A*	1,300	129
Liberty Broadband, Cl C*	5,800	575
Liberty Expedia Holdings, Cl A*	2,680	153
Liberty Interactive QVC Group, Cl A*	22,600	541
Liberty Media -Liberty Braves, Cl A*	990	25
Liberty Media -Liberty Braves, Cl C*	3,670	93
Liberty Media -Liberty Formula One, Cl A*	1,800	61
Liberty Media -Liberty Formula One, Cl C*	7,000	246
Liberty Media -Liberty SiriusXM, Cl A*	5,100	235
Liberty Media -Liberty SiriusXM, Cl C*	10,300	474
Liberty Tax	772	11
Liberty TripAdvisor Holdings, Cl A*	8,472	100
Liberty Ventures, Ser A*	4,320	262
Lifetime Brands	1,210	23
Lindblad Expeditions Holdings*	1,589	16
Lions Gate Entertainment, Cl A	2,350	69
Lions Gate Entertainment, Cl B*	5,267	145
Lithia Motors, Cl A	2,782	287
Live Nation Entertainment*	7,200	268
LKQ*	17,500	605
Loral Space & Communications*	1,542	72
Lowe’s	48,300	3,738
Lululemon Athletica*	5,400	333
Lumber Liquidators Holdings*	3,240	80
M/I Homes*	2,797	73
Macy’s	17,100	406
Madison Square Garden*	1,000	220
Malibu Boats, Cl A*	2,290	66
Marcus	2,215	60
Marine Products	1,355	20
MarineMax*	2,983	45
Marriott International, Cl A	17,580	1,832
Marriott Vacations Worldwide	2,532	296
Mattel	18,500	370
MCBC Holdings*	2,399	44
McDonald’s	45,700	7,090
MDC Holdings	5,063	174
Meredith	4,699	279
Meritage Homes*	4,651	190
MGM Resorts International	28,200	929
Michael Kors Holdings*	8,700	317
Michaels*	7,200	145

20	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Modine Manufacturing*	5,505	$89
Mohawk Industries*	3,400	847
Monarch Casino & Resort*	1,406	47
Monro Muffler Brake	3,721	173
Motorcar Parts of America*	2,210	62
Movado Group	1,851	46
MSG Networks*	7,289	156
Murphy USA*	1,900	144
NACCO Industries, Cl A	419	27
Nathan’s Famous*	329	21
National CineMedia	7,191	51
Nautilus*	3,639	64
Netflix*	23,100	4,196
New Home*	1,409	15
New Media Investment Group	5,328	74
New York Times, Cl A	14,850	282
Newell Rubbermaid	27,100	1,429
News	6,400	94
News, Cl A	21,600	309
Nexstar Media Group, Cl A	5,246	343
NIKE, Cl B	74,000	4,370
Noodles, Cl A*	1,238	5
Nordstrom	6,700	325
Norwegian Cruise Line Holdings*	8,900	490
Nutrisystem	3,450	192
NVR*	180	470
Office Depot	59,139	347
Ollie’s Bargain Outlet Holdings*	5,586	250
Omnicom Group	13,000	1,024
O’Reilly Automotive*	5,000	1,021
Overstock.com*	1,401	22
Oxford Industries	1,980	125
Papa John’s International	3,283	234
Party City Holdco*	3,239	45
Penn National Gaming*	10,097	204
Penske Automotive Group	2,300	100
Perry Ellis International*	1,325	26
PetMed Express	2,376	113
PICO Holdings*	2,861	46
Pier 1 Imports	9,294	43
Pinnacle Entertainment*	6,586	125
Planet Fitness, Cl A	9,889	224
Polaris Industries	3,300	296
Pool	2,300	249
Potbelly*	2,501	29
Priceline Group*	2,760	5,599
PulteGroup	17,300	422
PVH	4,400	525
Ralph Lauren, Cl A	3,100	235
RCI Hospitality Holdings	1,268	29
Reading International, Cl A*	1,787	29
Red Lion Hotels*	1,568	11

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Red Robin Gourmet Burgers*	1,508	$90
Red Rock Resorts, Cl A	7,973	191
Regal Entertainment Group, Cl A	6,960	132
Regis*	4,392	46
Rent-A-Center, Cl A	6,188	82
RH*	3,946	257
Ross Stores	21,700	1,200
Royal Caribbean Cruises	9,600	1,085
Ruby Tuesday*	6,295	13
Ruth’s Hospitality Group	3,749	75
Saga Communications, Cl A	403	16
Salem Media Group, Cl A	1,242	9
Sally Beauty Holdings*	7,400	150
Scholastic	3,322	138
Scientific Games, Cl A*	6,054	224
Scripps Networks Interactive, Cl A	4,600	402
Sears Holdings*	1,235	11
SeaWorld Entertainment	7,786	120
Select Comfort*	5,018	170
Sequential Brands Group*	4,116	13
Service International	10,400	361
ServiceMaster Global Holdings*	7,700	338
Shake Shack, Cl A*	2,575	85
Shiloh Industries*	1,208	9
Shoe Carnival	1,494	27
Shutterfly*	4,031	198
Signet Jewelers	4,000	245
Sinclair Broadcast Group, Cl A	8,338	301
Sirius XM Holdings	79,100	464
Six Flags Entertainment	4,100	233
Skechers, Cl A*	6,600	185
Sonic	5,132	121
Sonic Automotive, Cl A	3,305	60
Sotheby’s*	4,470	253
Speedway Motorsports	1,247	26
Sportsman’s Warehouse Holdings*	2,737	12
Standard Motor Products	2,543	128
Staples	35,900	364
Starbucks	79,400	4,286
Steven Madden*	6,825	280
Stoneridge*	3,149	48
Strayer Education	1,228	97
Sturm Ruger	2,141	123
Superior Industries International	2,867	56
Superior Uniform Group	883	20
Tailored Brands	5,590	70
TAL Education Group ADR	2,400	376
Target	31,100	1,762
Taylor Morrison Home, Cl A*	7,175	162
TEGNA	12,100	179
Tempur Sealy International*	2,700	156
Tenneco	6,424	355

21	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tesla*	7,250	$2,345
Texas Roadhouse, Cl A	7,856	372
Thor Industries	2,700	284
Tiffany	6,000	573
Tile Shop Holdings	3,955	58
Tilly’s, Cl A	1,360	14
Time	11,948	168
Time Warner	43,700	4,476
TJX	35,900	2,524
Toll Brothers	8,800	340
TopBuild*	4,553	240
Tower International	2,446	60
Townsquare Media, Cl A*	1,006	11
Tractor Supply	7,200	404
TRI Pointe Group*	18,699	249
Tribune Media, Cl A	3,900	164
TripAdvisor*	6,500	254
tronc*	2,259	29
Tupperware Brands	2,700	164
Twenty-First Century Fox	24,400	700
Twenty-First Century Fox, Cl A	58,100	1,691
UCP, Cl A*	931	10
Ulta Beauty*	3,300	829
Under Armour, Cl A*	10,900	218
Under Armour, Cl C*	11,143	202
Unifi*	1,944	64
Universal Electronics*	1,633	112
Urban Outfitters*	4,500	88
Vail Resorts	2,300	485
Vera Bradley*	2,130	21
VF	18,700	1,163
Viacom, Cl A	400	16
Viacom, Cl B	20,000	698
Vista Outdoor*	6,710	155
Visteon*	1,900	212
Vitamin Shoppe*	2,879	32
VOXX International, Cl A*	2,962	20
Walt Disney	88,000	9,674
Wayfair, Cl A*	2,100	160
Weight Watchers International*	3,407	122
Wendy’s	10,600	164
West Marine	2,021	26
Weyco Group	709	20
Whirlpool	4,100	729
William Lyon Homes, Cl A*	2,953	67
Williams-Sonoma	4,800	223
Wingstop, Cl A*	3,409	102
Winmark	239	32
Winnebago Industries	3,851	142
Wolverine World Wide	11,395	321
World Wrestling Entertainment, Cl A	4,120	87
Wyndham Worldwide	5,600	584

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wynn Resorts	4,400	$569
Yum China Holdings*	40,000	1,432
Yum! Brands	19,700	1,487
ZAGG*	3,037	26
Zoe’s Kitchen*	2,028	23
Zumiez*	1,900	24

		196,876

Consumer Staples — 5.0%
Alico	360	11
Altria Group	108,600	7,056
Amplify Snack Brands*	3,044	32
Andersons	3,093	107
Archer-Daniels-Midland	31,500	1,329
B&G Foods, Cl A	7,817	283
Blue Buffalo Pet Products*	5,200	116
Boston Beer, Cl A*	1,032	162
Brown-Forman, Cl A	2,800	144
Brown-Forman, Cl B	10,200	504
Bunge	8,000	627
Calavo Growers	1,846	137
Cal-Maine Foods	3,753	143
Campbell Soup	10,200	539
Casey’s General Stores	2,300	246
Castle Brands*	12,716	23
Central Garden & Pet*	1,092	35
Central Garden & Pet, Cl A*	4,055	125
Chefs’ Warehouse*	2,586	38
Church & Dwight	14,400	768
Clorox	7,100	948
Coca-Cola	215,930	9,898
Coca-Cola Bottling Consolidated	551	132
Colgate-Palmolive	48,500	3,502
Conagra Brands	22,100	757
Constellation Brands, Cl A	9,000	1,740
Costco Wholesale	24,500	3,883
Coty, Cl A	25,478	522
Craft Brew Alliance*	1,395	24
CVS Health	57,300	4,580
Darling Ingredients*	19,539	318
Dean Foods	10,678	160
Dr Pepper Snapple Group	10,200	930
Edgewell Personal Care*	3,200	231
elf Beauty*	2,429	62
Energizer Holdings	3,400	157
Estee Lauder, Cl A	12,100	1,198
Farmer Bros*	853	27
Flowers Foods	9,800	172
Fresh Del Monte Produce	3,873	199
Freshpet*	2,937	50
General Mills	32,100	1,787
Hain Celestial Group*	5,600	250
Herbalife*	4,200	279

22	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hershey	7,700	$811
Hormel Foods	14,700	502
Hostess Brands, Cl A*	9,391	143
HRG Group*	13,955	231
Ingles Markets, Cl A	1,637	48
Ingredion	4,000	493
Inter Parfums	1,979	77
J&J Snack Foods	1,816	239
JM Smucker	6,400	780
John B Sanfilippo & Son	1,001	64
Kellogg	13,900	945
Kimberly-Clark	19,700	2,426
Kraft Heinz	33,487	2,929
Kroger	51,500	1,263
Lamb Weston Holdings	8,500	374
Lancaster Colony	2,269	278
Landec*	3,399	42
Lifeway Foods*	366	3
Limoneira	1,244	28
McCormick	6,300	600
Medifast	1,286	55
MGP Ingredients	1,503	89
Molson Coors Brewing, Cl B	9,800	872
Mondelez International, Cl A	82,600	3,636
Monster Beverage*	23,315	1,230
National Beverage	1,395	142
Natural Grocers by Vitamin Cottage*	1,014	9
Natural Health Trends	788	19
Nature’s Sunshine Products	724	9
Nu Skin Enterprises, Cl A	2,800	177
Nutraceutical International	897	37
Oil-Dri Corp of America	545	23
Omega Protein	2,613	42
Orchids Paper Products	947	11
PepsiCo	80,264	9,360
Performance Food Group*	8,342	240
Philip Morris International	87,200	10,177
Pilgrim’s Pride*	3,800	92
Pinnacle Foods	6,400	380
Post Holdings*	3,600	300
PriceSmart	2,646	223
Primo Water*	2,719	34
Procter & Gamble	143,876	13,067
Revlon, Cl A*	1,225	24
Rite Aid*	55,900	125
Sanderson Farms	2,415	316
Seaboard	18	77
Seneca Foods, Cl A*	706	20
Smart & Final Stores*	3,072	26
Snyder’s-Lance	10,227	356
SpartanNash	4,535	126
Spectrum Brands Holdings	1,400	162

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sprouts Farmers Market*	7,100	$171
SUPERVALU*	31,909	114
Sysco	27,400	1,442
Tootsie Roll Industries	2,117	79
TreeHouse Foods*	3,000	254
Turning Point Brands*	706	11
Tyson Foods, Cl A	15,800	1,001
United Natural Foods*	5,920	228
Universal	2,997	192
US Foods Holding*	7,400	208
USANA Health Sciences*	1,302	74
Vector Group	11,040	222
Village Super Market, Cl A	776	19
Walgreens Boots Alliance	52,492	4,235
Wal-Mart Stores	81,600	6,527
WD-40	1,713	183
Weis Markets	1,125	53
Whole Foods Market	17,400	727

		113,703

Energy — 3.7%
Abraxas Petroleum*	16,094	29
Adams Resources & Energy	241	9
Anadarko Petroleum	31,600	1,443
Antero Resources*	12,800	264
Apache	21,600	1,069
Approach Resources*	5,832	18
Arch Coal	2,616	199
Archrock	8,683	95
Atwood Oceanics*	9,230	73
Baker Hughes a GE	23,300	860
Basic Energy Services*	2,043	46
Bill Barrett*	6,783	23
Bonanza Creek Energy*	2,264	66
Bristow Group	3,969	29
C&J Energy Services*	5,542	179
Cabot Oil & Gas	26,600	662
California Resources*	5,331	43
Callon Petroleum*	24,095	273
CARBO Ceramics*	2,698	19
Carrizo Oil & Gas*	7,187	113
Centennial Resource Development, Cl A*	7,000	117
Cheniere Energy*	11,700	529
Chesapeake Energy*	50,300	250
Chevron	106,203	11,596
Cimarex Energy	5,200	515
Clean Energy Fuels*	16,924	44
Cloud Peak Energy*	8,676	30
Cobalt International Energy*	0	—
Concho Resources*	8,300	1,081
ConocoPhillips	69,100	3,135
CONSOL Energy*	12,400	208
Contango Oil & Gas*	2,784	17

23	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Continental Resources*	4,700	$157
CVR Energy	2,103	40
Delek US Holdings	9,372	245
Denbury Resources*	40,059	59
Devon Energy	29,200	973
DHT Holdings	11,331	47
Diamond Offshore Drilling*	7,590	94
Diamondback Energy*	5,600	537
Dorian LPG*	2,638	19
Dril-Quip*	4,445	198
Earthstone Energy*	292	3
Eclipse Resources*	11,098	31
Energen*	5,400	288
Energy XXI Gulf Coast*	3,470	69
EOG Resources	32,500	3,092
EP Energy, Cl A*	4,198	14
EQT	9,500	605
Era Group*	2,125	19
Evolution Petroleum	2,696	23
EXCO Resources*	1	—
Exterran*	3,680	102
Extraction Oil & Gas*	7,700	94
ExxonMobil	238,135	19,060
Fairmount Santrol Holdings*	18,202	53
Forum Energy Technologies*	8,276	110
Frontline	7,692	44
GasLog	4,641	85
Gastar Exploration*	25,183	22
Gener8 Maritime*	4,143	22
Geospace Technologies*	1,380	21
Golar LNG	11,433	272
Green Plains	4,415	87
Gulf Island Fabrication	2,032	23
Gulfport Energy*	8,900	112
Halcon Resources*	7,171	47
Hallador Energy	2,517	17
Halliburton	48,600	2,063
Helix Energy Solutions Group*	16,309	107
Helmerich & Payne	6,200	314
Hess	15,500	690
HollyFrontier	9,300	268
Independence Contract Drilling*	3,276	13
International Seaways*	3,451	79
Isramco*	61	7
Jagged Peak Energy*	3,649	52
Jones Energy, Cl A*	7,681	12
Keane Group*	3,554	54
Key Energy Services*	1,460	27
Kinder Morgan	107,100	2,188
Kosmos Energy*	9,900	65
Laredo Petroleum*	7,728	100
Lilis Energy*	5,920	27

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mammoth Energy Services*	789	$12
Marathon Oil	46,800	572
Marathon Petroleum	28,900	1,618
Matador Resources*	10,433	253
Matrix Service*	3,138	32
McDermott International*	33,232	225
Midstates Petroleum*	1,651	23
Murphy Oil	8,900	237
Nabors Industries	15,000	116
National Oilwell Varco	20,800	680
Natural Gas Services Group*	1,534	38
Navios Maritime Acquisition	8,951	13
NCS Multistage Holdings*	1,295	29
Newfield Exploration*	10,900	313
Newpark Resources*	9,364	78
Noble	28,655	115
Noble Energy	26,800	775
Novatek PJSC GDR	200	20
Oasis Petroleum*	27,706	216
Occidental Petroleum	42,600	2,638
Oceaneering International	5,000	128
Oil States International*	6,154	153
ONEOK	11,800	668
Overseas Shipholding Group, Cl A*	5,249	16
Pacific Ethanol*	5,229	33
Panhandle Oil and Gas, Cl A	2,014	44
Par Pacific Holdings*	3,646	65
Parker Drilling*	16,582	20
Parsley Energy, Cl A*	12,200	357
Patterson-UTI Energy	12,200	236
PBF Energy, Cl A	6,300	143
PDC Energy*	7,758	366
Peabody Energy*	5,882	165
Penn Virginia*	1,674	64
PHI*	1,270	12
Phillips 66	24,300	2,035
Pioneer Energy Services*	8,681	19
Pioneer Natural Resources	9,519	1,553
ProPetro Holding*	2,963	39
QEP Resources*	13,500	116
Range Resources	13,312	281
Renewable Energy Group*	4,517	56
Resolute Energy*	2,547	87
REX American Resources*	674	67
Rice Energy*	9,900	277
RigNet*	1,379	26
Ring Energy*	4,968	65
RPC	3,700	77
RSP Permian*	7,300	251
Sanchez Energy*	7,987	45
SandRidge Energy*	4,097	79
Schlumberger	77,828	5,339

24	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Scorpio Tankers	18,494	$69
SEACOR Holdings*	1,834	63
SEACOR Marine Holdings*	1,843	27
SemGroup, Cl A	7,779	210
Ship Finance International	7,013	95
SilverBow Resources*	983	25
SM Energy	6,900	120
Smart Sand*	1,571	10
Solaris Oilfield Infrastructure, Cl A*	1,380	18
Southwestern Energy*	26,900	153
SRC Energy*	23,982	204
Stone Energy*	2,289	49
Superior Energy Services*	17,867	192
Surgutneftegas ADR	45,837	223
Targa Resources	11,200	520
Teekay Tankers, Cl A	12,174	22
Tellurian*	6,505	60
Tesco*	5,418	25
Tesoro	8,600	856
TETRA Technologies*	12,495	35
Ultra Petroleum*	23,227	239
Unit*	5,911	106
Uranium Energy*	19,351	31
US Silica Holdings	9,720	283
Valero Energy	24,900	1,717
W&T Offshore*	13,181	26
Westmoreland Coal*	1,965	8
Whiting Petroleum*	20,000	105
WildHorse Resource Development*	2,286	30
Willbros Group*	4,741	10
Williams	46,100	1,465
World Fuel Services	3,500	113
WPX Energy*	21,400	231

		84,009

Financials — 10.3%
1st Source	1,783	88
Access National	1,574	42
ACNB	642	18
Affiliated Managers Group	3,100	576
Aflac	21,600	1,723
AG Mortgage Investment Trust††	3,297	61
AGNC Investment††	20,400	432
Alleghany*	800	491
Allegiance Bancshares*	1,385	52
Allstate	20,500	1,866
Ally Financial	26,300	595
Ambac Financial Group*	5,618	115
American Equity Investment Life Holding	10,063	269
American Express	41,400	3,529
American Financial Group	3,800	385
American International Group	51,500	3,371
American National Bankshares	889	34

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
American National Insurance	400	$48
Ameriprise Financial	8,600	1,246
Ameris Bancorp	4,411	202
AMERISAFE	2,186	126
Ames National	925	27
AmTrust Financial Services	10,006	160
Annaly Capital Management††	61,500	740
Anworth Mortgage Asset††	11,605	70
Apollo Commercial Real Estate Finance††	11,030	199
Arch Capital Group*	6,600	642
Ares Commercial Real Estate††	3,426	44
Argo Group International Holdings	3,447	207
Arlington Asset Investment, Cl A	2,803	36
ARMOUR Residential††	4,496	114
Arrow Financial	1,360	44
Arthur J Gallagher	10,200	600
Artisan Partners Asset Management, Cl A	5,226	174
ASB Bancorp, Cl B*	434	19
Aspen Insurance Holdings	3,700	181
Associated Banc-Corp	8,100	194
Associated Capital Group	432	14
Assurant	3,200	337
Assured Guaranty	6,600	297
Astoria Financial	10,871	219
Athene Holding, Cl A*	2,700	136
Atlantic Capital Bancshares*	2,298	44
Atlas Financial Holdings*	1,157	18
Axis Capital Holdings	4,600	297
B. Riley Financial	2,344	46
Baldwin & Lyons, Cl B	954	22
Banc of California	5,702	117
BancFirst	917	98
Bancorp*	6,022	47
BancorpSouth	10,458	314
Bank Mutual	4,906	49
Bank of America	559,530	13,496
Bank of Commerce Holdings	2,231	23
Bank of Hawaii	2,500	209
Bank of Marin Bancorp	756	50
Bank of New York Mellon	56,200	2,980
Bank of NT Butterfield & Son	6,312	215
Bank of the Ozarks	6,400	276
BankFinancial	1,654	25
BankUnited	5,400	186
Bankwell Financial Group	622	20
Banner	3,948	228
Bar Harbor Bankshares	1,849	52
BB&T	45,300	2,144
BCB Bancorp	1,400	21
Bear State Financial	1,924	18
Beneficial Bancorp	8,110	127
Berkshire Hathaway, Cl B*	108,043	18,904

25	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Berkshire Hills Bancorp	4,033	$150
BGC Partners, Cl A	12,700	160
BlackRock, Cl A	6,974	2,975
Blue Capital Reinsurance Holdings	649	13
Blue Hills Bancorp	3,046	58
BofI Holding*	7,233	202
BOK Financial	1,400	119
Boston Private Financial Holdings	10,021	154
Bridge Bancorp	2,183	71
Brookline Bancorp	8,428	125
Brown & Brown	6,600	294
Bryn Mawr Bank	1,930	82
BSB Bancorp*	878	26
C&F Financial	348	17
Cadence BanCorp, Cl A*	1,225	28
California First National Bancorp	303	5
Camden National	1,790	75
Capital Bank Financial, Cl A	3,533	134
Capital City Bank Group	1,209	26
Capital One Financial	27,100	2,335
Capitol Federal Financial	15,251	217
Capstar Financial Holdings*	1,142	20
Capstead Mortgage††	11,297	110
Carolina Financial	1,517	51
Cathay General Bancorp	8,957	335
CBOE Holdings	6,300	596
CenterState Banks	6,017	150
Central Pacific Financial	3,741	116
Central Valley Community Bancorp	953	21
Century Bancorp, Cl A	330	22
Charles Schwab	66,600	2,857
Charter Financial	1,484	27
Chemical Financial	8,415	406
Chemung Financial	349	14
Cherry Hill Mortgage Investment††	1,376	26
Chimera Investment††	10,200	192
Chubb	26,000	3,808
Cincinnati Financial	8,600	655
CIT Group	11,032	526
Citigroup	154,800	10,596
Citizens, Cl A*	6,178	50
Citizens & Northern	1,238	29
Citizens Financial Group	28,200	989
City Holding	1,706	112
Civista Bancshares	1,387	28
Clifton Bancorp	2,801	47
CME Group, Cl A	19,100	2,342
CNA Financial	1,700	88
CNB Financial	1,773	47
CNO Financial Group	20,086	460
CoBiz Financial	4,370	77
Codorus Valley Bancorp	888	25

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cohen & Steers	2,479	$100
Columbia Banking System	6,835	272
Comerica	10,000	723
Commerce Bancshares	4,910	285
Commerce Union Bancshares	1,006	25
Community Bank System	5,883	323
Community Bankers Trust*	3,068	26
Community Financial	581	22
Community Trust Bancorp	1,733	75
ConnectOne Bancorp	3,644	82
County Bancorp	531	13
Cowen, Cl A*	3,267	52
Crawford, Cl B	1,597	14
Credit Acceptance*	600	149
CU Bancorp*	1,932	71
Cullen	3,300	300
Customers Bancorp*	3,201	96
CVB Financial	11,913	257
CYS Investments††	18,296	156
Diamond Hill Investment Group	368	73
Dime Community Bancshares	3,564	74
Discover Financial Services	21,100	1,286
DNB Financial	430	15
Donegal Group, Cl A	920	14
Donnelley Financial Solutions*	3,095	72
Dynex Capital††	5,973	41
E*TRADE Financial*	15,200	623
Eagle Bancorp*	3,658	228
East West Bancorp	8,000	456
Eaton Vance	6,100	299
eHealth*	2,391	41
Elevate Credit*	2,247	18
Ellington Residential Mortgage ††	1,269	19
EMC Insurance Group	883	24
Employers Holdings	3,919	170
Encore Capital Group*	2,768	111
Enova International*	4,041	59
Enstar Group*	1,340	271
Entegra Financial*	930	21
Enterprise Bancorp	1,092	37
Enterprise Financial Services	2,551	101
Equity Bancshares, Cl A*	1,391	48
Erie Indemnity, Cl A	1,300	166
ESSA Bancorp	896	13
Essent Group*	8,879	341
Evans Bancorp	653	27
Evercore Partners, Cl A	4,706	370
Everest Re Group	2,300	603
Ezcorp, Cl A*	5,982	47
FactSet Research Systems	2,200	368
Farmers & Merchants Bancorp	520	31
Farmers Capital Bank	798	30

26	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Farmers National Banc	2,687	$37
FB Financial*	703	24
FBL Financial Group, Cl A	1,153	78
FCB Financial Holdings, Cl A*	4,227	199
Federal Agricultural Mortgage, Cl C	1,056	72
Federated Investors, Cl B	4,700	136
Federated National Holding	1,355	22
Fidelity & Guaranty Life	1,555	48
Fidelity Southern	2,549	54
Fifth Street Asset Management, Cl A	932	4
Fifth Third Bancorp	42,500	1,135
Financial Engines	6,988	269
Financial Institutions	1,706	50
First American Financial	5,800	281
First Bancorp	3,855	116
First BanCorp*	19,237	113
First Bancshares	996	28
First Busey	4,167	122
First Business Financial Services	878	19
First Citizens BancShares, Cl A	891	328
First Commonwealth Financial	11,570	151
First Community Bancshares	1,878	51
First Connecticut Bancorp	1,508	39
First Defiance Financial	1,212	63
First Financial	1,232	57
First Financial Bancorp	7,254	186
First Financial Bankshares	7,499	324
First Financial Northwest	992	16
First Foundation*	3,164	55
First Guaranty Bancshares	542	15
First Hawaiian	3,400	100
First Horizon National	12,600	220
First Internet Bancorp	768	25
First Interstate BancSystem, Cl A	2,935	107
First Merchants	4,785	194
First Mid-Illinois Bancshares	999	37
First Midwest Bancorp	11,983	266
First Northwest Bancorp*	1,198	18
First of Long Island	2,526	71
First Republic Bank	8,800	883
FirstCash	5,661	329
Flagstar Bancorp*	2,375	77
Flushing Financial	3,260	93
FNB	17,900	245
FNB Bancorp	795	22
FNF Group	14,300	699
FNFV Group*	7,901	136
Franklin Financial Network*	1,389	48
Franklin Resources	18,600	833
Fulton Financial	20,404	372
GAIN Capital Holdings	3,940	26
GAMCO Investors, Cl A	432	13

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genworth Financial, Cl A*	59,922	$206
German American Bancorp	2,488	89
Glacier Bancorp	8,954	313
Global Indemnity*	1,110	43
Goldman Sachs Group	20,700	4,664
Great Ajax††	1,911	27
Great Southern Bancorp	1,280	66
Great Western Bancorp	6,939	271
Green Bancorp*	2,654	60
Green Dot, Cl A*	5,187	209
Greene County Bancorp	367	9
Greenhill	3,146	58
Greenlight Capital Re, Cl A*	3,418	73
Guaranty Bancorp	2,929	78
Hallmark Financial Services*	1,528	17
Hamilton Lane, Cl A	1,619	36
Hancock Holding	10,071	463
Hanmi Financial	3,769	108
Hannon Armstrong Sustainable Infrastructure Capital††	5,651	131
Hanover Insurance Group	2,400	228
HarborOne Bancorp*	1,578	31
Hartford Financial Services Group	20,700	1,138
HCI Group	1,096	49
Health Insurance Innovations, Cl A*	1,313	37
Heartland Financial	2,793	132
Heritage Commerce	4,580	64
Heritage Financial	3,459	94
Heritage Insurance Holdings	3,483	44
Hilltop Holdings	8,954	224
Hingham Institution	147	26
Home Bancorp	630	26
Home BancShares	15,354	381
HomeStreet*	3,071	81
HomeTrust Bancshares*	2,096	51
Hope Bancorp	15,083	266
Horace Mann Educators	4,800	177
Horizon Bancorp	2,220	59
Houlihan Lokey, Cl A	2,399	89
Howard Bancorp*	1,279	25
Huntington Bancshares	61,600	816
IBERIABANK	6,063	490
Impac Mortgage Holdings*	1,306	19
Independence Holding	787	17
Independent Bank	5,504	270
Independent Bank Group	2,071	125
Infinity Property & Casualty	1,295	130
Interactive Brokers Group, Cl A	3,200	128
Intercontinental Exchange	32,700	2,181
International Bancshares	6,633	235
INTL. FCStone*	1,769	69
Invesco	22,800	793

27	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Invesco Mortgage Capital††	13,378	$222
Investar Holding	1,153	26
Investment Technology Group	3,754	83
Investors Bancorp	30,429	404
Investors Title	155	27
James River Group Holdings	2,228	89
JPMorgan Chase	198,606	18,232
Kearny Financial	10,688	156
Kemper	4,700	184
KeyCorp	61,304	1,106
Kingstone	1,352	22
Kinsale Capital Group	1,697	66
KKR††	1,215	25
Ladder Capital, Cl A††	8,282	109
Ladenburg Thalmann Financial Services*	10,681	24
Lakeland Bancorp	5,001	97
Lakeland Financial	2,923	134
Lazard, Cl A	7,200	336
LCNB	952	19
LegacyTexas Financial Group	5,625	218
Legg Mason	5,300	212
LendingClub*	39,326	199
LendingTree*	753	166
Leucadia National	17,900	466
Lincoln National	12,700	928
Live Oak Bancshares	2,343	59
Loews	15,700	764
LPL Financial Holdings	4,700	215
M&T Bank	8,100	1,322
Macatawa Bank	2,871	28
Maiden Holdings	7,940	88
MainSource Financial Group	2,700	94
Malvern Bancorp*	945	23
Markel*	800	857
MarketAxess Holdings	2,000	406
Marlin Business Services	915	24
Marsh & McLennan	28,900	2,253
MB Financial	9,613	393
MBIA*	16,167	164
MBT Financial	1,920	18
Medley Management, Cl A	508	3
Mercantile Bank	1,891	60
Mercury General	1,573	94
Meridian Bancorp	6,012	106
Meta Financial Group	960	68
MetLife	51,300	2,822
MFA Financial††	23,500	200
MGIC Investment*	43,456	507
Middlefield Banc	394	18
Midland States Bancorp	1,798	57
MidSouth Bancorp	1,236	14
MidWestOne Financial Group	1,438	49

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Moelis, Cl A	2,754	$113
Moody’s	9,400	1,237
Morgan Stanley	74,300	3,485
Morningstar	1,033	85
MSCI, Cl A	5,100	556
MTGE Investment††	5,705	106
MutualFirst Financial	586	20
NASDAQ OMX Group	6,200	461
National Bank Holdings, Cl A	2,816	96
National Bankshares	720	28
National Commerce*	1,090	44
National General Holdings	5,590	119
National Western Life Group, Cl A	266	90
Nationstar Mortgage Holdings*	3,934	70
Navient	16,600	245
Navigators Group	2,332	133
NBT Bancorp	5,026	182
Nelnet, Cl A	2,511	123
New Residential Investment††	17,100	291
New York Community Bancorp	25,800	339
New York Mortgage Trust††	13,606	86
NewStar Financial	3,841	42
NI Holdings*	1,463	26
Nicolet Bankshares*	969	52
NMI Holdings, Cl A*	6,024	71
Northeast Bancorp	1,069	23
Northern Trust	11,800	1,033
Northfield Bancorp	4,954	83
Northrim BanCorp	733	21
Northwest Bancshares	11,191	180
Norwood Financial	552	24
OceanFirst Financial	3,863	105
Ocwen Financial*	10,977	32
OFG Bancorp	5,090	51
Ohio Valley Banc	608	21
Old Line Bancshares	900	24
Old National Bancorp	15,636	255
Old Point Financial	495	16
Old Republic International	13,700	269
Old Second Bancorp	3,119	37
OM Asset Management	6,484	98
On Deck Capital*	5,163	22
OneBeacon Insurance Group, Cl A	2,582	47
OneMain Holdings, Cl A*	2,800	75
Oppenheimer Holdings, Cl A	1,086	17
Opus Bank	2,544	61
Orchid Island Capital, Cl A††	3,407	32
Oritani Financial	4,488	75
Orrstown Financial Services	802	20
Owens Realty Mortgage††	1,097	19
Pacific Continental	2,479	63
Pacific Mercantile Bancorp*	1,689	13

28	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pacific Premier Bancorp*	4,684	$168
PacWest Bancorp	6,600	317
Paragon Commercial*	578	31
Park National	1,556	154
Park Sterling	6,136	71
Parke Bancorp	880	18
PCSB Financial*	2,123	37
Peapack Gladstone Financial	1,931	60
Penns Woods Bancorp	503	22
PennyMac Financial Services, Cl A*	1,488	26
PennyMac Mortgage Investment Trust††	7,885	139
Peoples Bancorp	1,883	61
Peoples Bancorp of North Carolina	641	20
Peoples Financial Services	724	31
People’s United Financial	18,200	317
People’s Utah Bancorp	1,405	39
PHH*	6,624	91
Pinnacle Financial Partners	4,000	256
Piper Jaffray	1,771	111
PJT Partners	2,118	92
PNC Financial Services Group	27,000	3,478
Popular	5,900	249
PRA Group*	5,470	214
Preferred Bank	1,434	81
Premier Financial Bancorp	1,009	19
Primerica	5,285	428
Principal Financial Group	15,000	1,001
ProAssurance	2,700	167
Progressive	32,100	1,513
Prosperity Bancshares	3,700	237
Provident Bancorp*	505	11
Provident Financial Holdings	720	14
Provident Financial Services	7,240	192
Prudential Bancorp	1,202	21
Prudential Financial	23,900	2,706
Pzena Investment Management, Cl A	1,636	17
QCR Holdings	1,456	67
Radian Group	25,519	445
Raymond James Financial	7,300	607
Redwood Trust††	9,336	161
Regional Management*	1,159	28
Regions Financial	67,000	978
Reinsurance Group of America, Cl A	3,500	491
RenaissanceRe Holdings	2,300	338
Renasant	5,151	218
Republic Bancorp, Cl A	1,200	43
Republic First Bancorp*	6,118	54
Resource Capital††	4,055	42
Riverview Bancorp	2,922	22
RLI	4,465	259
S&P Global	14,500	2,227
S&T Bancorp	3,971	150

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Safeguard Scientifics*	2,123	$25
Safety Insurance Group	1,672	119
Sandy Spring Bancorp	2,915	117
Santander Consumer USA Holdings*	9,212	118
Seacoast Banking Corp of Florida*	4,876	114
SEI Investments†	7,700	435
Selective Insurance Group	6,855	347
ServisFirst Bancshares	5,456	198
Shore Bancshares	1,351	23
SI Financial Group	1,225	19
Sierra Bancorp	1,265	35
Signature Bank*	2,900	402
Silvercrest Asset Management Group, Cl A	787	10
Simmons First National, Cl A	3,413	186
SLM*	24,200	268
SmartFinancial*	1,029	26
South State	3,390	284
Southern First Bancshares*	619	23
Southern Missouri Bancorp	631	20
Southern National Bancorp of Virginia	2,302	39
Southside Bancshares	3,354	116
Southwest Bancorp	2,217	58
Starwood Property Trust††	14,100	311
State Auto Financial	1,850	48
State Bank Financial	4,197	115
State National	3,633	76
State Street	20,900	1,949
Sterling Bancorp	15,255	352
Stewart Information Services	2,668	105
Stifel Financial*	7,897	402
Stock Yards Bancorp	2,456	88
Stonegate Bank	1,703	79
Summit Financial Group	1,298	28
Sun Bancorp	1,137	28
Sunshine Bancorp*	1,071	24
SunTrust Banks	26,900	1,541
Sutherland Asset Management††	1,986	29
SVB Financial Group*	3,000	535
Synchrony Financial	45,300	1,373
Synovus Financial	7,000	304
T Rowe Price Group	13,300	1,100
TCF Financial	8,779	138
TD Ameritrade Holding	14,400	659
Territorial Bancorp	821	25
Texas Capital Bancshares*	5,970	468
TFS Financial	3,900	62
Third Point Reinsurance*	9,340	136
Timberland Bancorp	920	25
Tiptree	2,995	21
Tompkins Financial	1,783	140
Torchmark	6,500	513
Towne Bank	6,691	209

29	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Travelers	15,600	$1,998
TriCo Bancshares	2,307	85
TriState Capital Holdings*	2,685	62
Triumph Bancorp*	1,960	56
Trupanion*	2,851	68
TrustCo Bank	10,703	89
Trustmark	8,038	257
Two Harbors Investment††	21,100	209
Two River Bancorp	1,097	20
UMB Financial	5,323	371
Umpqua Holdings	26,181	485
Union Bankshares	5,564	177
United Bankshares	11,740	405
United Community Banks	8,247	229
United Community Financial	5,909	54
United Financial Bancorp	5,825	105
United Fire Group	2,636	119
United Insurance Holdings	1,805	29
United Security Bancshares	1,992	19
Unity Bancorp	1,176	22
Universal Insurance Holdings	3,818	91
Univest Corp of Pennsylvania	2,933	89
Unum Group	13,000	652
US Bancorp	89,100	4,703
Validus Holdings	4,300	231
Valley National Bancorp	30,610	364
Veritex Holdings*	1,775	47
Virtu Financial, Cl A	3,120	52
Virtus Investment Partners	829	98
Voya Financial	10,200	400
Waddell & Reed Financial, Cl A	9,450	195
Walker & Dunlop*	3,361	169
Washington Federal	10,790	361
Washington Trust Bancorp	1,811	99
WashingtonFirst Bankshares	925	32
Waterstone Financial	3,139	59
Webster Financial	5,100	265
Wells Fargo	252,360	13,612
WesBanco	4,763	182
West Bancorporation	2,022	47
Westamerica Bancorporation	2,975	163
Western Alliance Bancorp*	5,300	267
Western Asset Mortgage Capital††	4,906	51
Western New England Bancorp	3,189	32
Westwood Holdings Group	986	58
White Mountains Insurance Group	250	216
Willis Towers Watson	7,000	1,042
Wintrust Financial	6,510	490
WisdomTree Investments	13,355	139
WMIH*	21,113	24
World Acceptance*	767	58
WR Berkley	5,300	366

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WSFS Financial	3,501	$158
Xenith Bankshares*	883	25
XL Group	14,400	639
Zions Bancorporation	10,900	494

		233,602

Health Care — 9.5%
AAC Holdings*	1,050	7
Abaxis	2,537	119
Abbott Laboratories	95,200	4,682
AbbVie	89,154	6,233
Abeona Therapeutics*	3,760	32
ABIOMED*	2,300	341
Acadia Healthcare*	4,600	243
ACADIA Pharmaceuticals*	5,400	161
Accelerate Diagnostics*	3,065	80
Acceleron Pharma*	3,904	126
Accuray*	9,884	42
Aceto	3,409	58
Achaogen*	3,402	65
Achillion Pharmaceuticals*	14,902	61
Aclaris Therapeutics*	2,364	68
Acorda Therapeutics*	5,007	108
Adamas Pharmaceuticals*	1,759	31
Addus HomeCare*	819	28
Aduro Biotech*	4,801	62
Advaxis*	4,212	27
Aerie Pharmaceuticals*	3,504	190
Aetna	18,133	2,798
Agenus*	7,664	34
Agilent Technologies	17,900	1,070
Agios Pharmaceuticals*	2,500	140
Aimmune Therapeutics*	4,371	94
Akebia Therapeutics*	4,353	57
Akorn*	5,400	182
Albany Molecular Research*	3,309	72
Alder Biopharmaceuticals*	5,328	57
Alere*	5,000	252
Alexion Pharmaceuticals*	12,300	1,689
Align Technology*	4,400	736
Allergan	18,800	4,744
Allscripts Healthcare Solutions*	21,315	262
Almost Family*	1,506	74
Alnylam Pharmaceuticals*	4,200	348
AMAG Pharmaceuticals*	4,317	85
Amedisys*	3,395	161
American Renal Associates Holdings*	940	16
AmerisourceBergen, Cl A	8,700	816
Amgen	41,326	7,212
Amicus Therapeutics*	17,105	222
AMN Healthcare Services*	5,741	212
Amphastar Pharmaceuticals*	4,501	78
Analogic	1,435	101

30	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AnaptysBio*	657	$16
Anavex Life Sciences*	3,885	16
AngioDynamics*	4,565	74
ANI Pharmaceuticals*	954	46
Anika Therapeutics*	1,668	85
Antares Pharma*	16,855	53
Anthem	14,800	2,756
Aratana Therapeutics*	4,765	32
Ardelyx*	3,719	19
Arena Pharmaceuticals*	3,774	90
Array BioPharma*	20,232	152
Assembly Biosciences*	1,645	37
Asterias Biotherapeutics*	2,695	10
Atara Biotherapeutics*	2,753	42
athenahealth*	2,200	304
Athersys*	12,665	19
AtriCure*	3,682	89
Atrion	158	100
Audentes Therapeutics*	2,053	41
Avexis*	2,881	267
AxoGen*	3,227	51
Axovant Sciences*	3,509	80
Baxter International	27,800	1,681
Becton Dickinson	12,600	2,538
Bellicum Pharmaceuticals*	3,135	33
BioCryst Pharmaceuticals*	8,938	46
Biogen*	11,900	3,446
Biohaven Pharmaceutical Holding*	1,173	30
BioMarin Pharmaceutical*	9,900	869
Bio-Rad Laboratories, Cl A*	1,123	265
BioScrip*	11,796	34
BioSpecifics Technologies*	572	28
Bio-Techne	1,900	220
BioTelemetry*	3,221	110
BioTime*	9,732	26
Bioverativ*	6,500	403
Bluebird Bio*	5,264	496
Blueprint Medicines*	4,557	238
Boston Scientific*	76,800	2,044
Bristol-Myers Squibb	92,700	5,275
Brookdale Senior Living, Cl A*	9,300	132
Bruker	5,300	152
Calithera Biosciences*	3,593	55
Cambrex*	3,868	236
Cantel Medical	4,259	316
Capital Senior Living*	3,493	48
Cara Therapeutics*	3,052	43
Cardinal Health	17,800	1,375
Cardiovascular Systems*	3,683	116
Cascadian Therapeutics*	5,312	22
Castlight Health, Cl B*	7,507	32
Catalent*	14,763	512

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Catalyst Pharmaceuticals*	10,174	$30
Celgene*	43,500	5,890
Celldex Therapeutics*	11,949	27
Cempra*	4,966	20
Centene*	9,600	762
Cerner*	16,300	1,049
Cerus*	11,279	25
Charles River Laboratories International*	2,700	265
Chemed	1,856	367
ChemoCentryx*	3,121	32
Chimerix*	4,659	23
Cigna	13,900	2,412
Civitas Solutions*	1,582	28
Clearside Biomedical*	2,939	25
Clovis Oncology*	5,081	431
Coherus Biosciences*	4,412	58
Collegium Pharmaceutical*	2,667	32
Community Health Systems*	10,707	77
Computer Programs & Systems	1,459	45
Conatus Pharmaceuticals*	3,917	22
Concert Pharmaceuticals*	1,759	25
ConforMIS*	3,767	19
CONMED	3,321	170
Cooper	2,800	683
Corbus Pharmaceuticals Holdings*	5,195	31
Corcept Therapeutics*	11,095	138
Corindus Vascular Robotics*	6,347	11
Corium International*	2,961	25
CorVel*	1,181	56
Corvus Pharmaceuticals*	994	12
Cotiviti Holdings*	3,122	134
CR Bard	4,067	1,304
Cross Country Healthcare*	4,257	50
CryoLife*	3,689	69
Curis*	12,173	24
Cutera*	1,559	41
Cytokinetics*	4,874	68
CytomX Therapeutics*	3,735	50
Danaher	34,400	2,803
DaVita*	8,600	557
DENTSPLY SIRONA	12,700	788
Depomed*	6,908	71
Dermira*	4,471	123
DexCom*	4,500	300
Diplomat Pharmacy*	5,639	89
Durect*	13,835	24
Dynavax Technologies*	5,574	88
Eagle Pharmaceuticals*	1,027	50
Edge Therapeutics*	1,738	19
Editas Medicine*	3,965	67
Edwards Lifesciences*	11,800	1,359
Eli Lilly	54,700	4,522

31	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Emergent BioSolutions*	3,810	$139
Enanta Pharmaceuticals*	1,931	74
Endologix*	10,031	49
Ensign Group	5,759	129
Entellus Medical*	1,426	25
Envision Healthcare*	6,339	358
Enzo Biochem*	4,279	46
Epizyme*	4,705	54
Esperion Therapeutics*	1,832	83
Evolent Health, Cl A*	4,526	112
Exact Sciences*	12,920	501
Exactech*	1,299	38
Exelixis*	16,100	436
Express Scripts Holding*	33,400	2,092
Fate Therapeutics*	5,985	17
FibroGen*	6,871	235
Five Prime Therapeutics*	3,311	93
Flexion Therapeutics*	3,106	71
Fluidigm*	3,060	12
FONAR*	874	22
Fortress Biotech*	3,790	17
Foundation Medicine*	1,608	57
Genesis Healthcare, Cl A*	4,394	6
GenMark Diagnostics*	5,046	60
Genocea Biosciences*	4,205	24
Genomic Health*	2,188	70
Geron*	18,446	49
Gilead Sciences	73,117	5,563
Glaukos*	3,360	135
Global Blood Therapeutics*	4,331	113
Globus Medical, Cl A*	8,353	257
Haemonetics*	6,180	254
Halozyme Therapeutics*	12,840	163
Halyard Health*	5,680	228
HCA Healthcare*	16,500	1,326
HealthEquity*	5,847	268
HealthSouth	10,632	452
HealthStream*	3,117	74
Henry Schein*	4,507	821
Heron Therapeutics*	5,192	82
Heska*	744	81
Hill-Rom Holdings	3,700	276
HMS Holdings*	10,100	203
Hologic*	16,000	707
Humana	8,000	1,850
ICU Medical*	1,774	305
Idera Pharmaceuticals*	12,933	24
IDEXX Laboratories*	5,000	832
Ignyta*	6,325	60
Illumina*	8,200	1,426
Immune Design*	1,270	16
ImmunoGen*	10,940	65

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Immunomedics*	12,066	$103
Impax Laboratories*	8,876	172
INC Research Holdings, Cl A*	6,407	352
Incyte*	9,500	1,266
Innoviva*	9,588	132
Inogen*	1,943	183
Inovalon Holdings, Cl A*	7,356	93
Inovio Pharmaceuticals*	8,370	47
Insmed*	7,510	121
Insulet*	6,777	341
Insys Therapeutics*	2,918	33
Integer Holdings*	3,647	167
Integra LifeSciences Holdings*	7,274	361
Intellia Therapeutics*	1,663	28
Intercept Pharmaceuticals*	1,100	129
Intersect ENT*	3,052	84
Intra-Cellular Therapies, Cl A*	3,726	43
Intrexon*	3,193	69
Intuitive Surgical*	2,031	1,906
Invacare	3,817	60
Invitae*	4,580	43
Ionis Pharmaceuticals*	6,800	356
Iovance Biotherapeutics*	6,855	40
iRhythm Technologies*	1,618	67
Ironwood Pharmaceuticals, Cl A*	15,880	282
Johnson& Johnson	151,479	20,104
Jounce Therapeutics*	831	11
Juno Therapeutics*	3,200	91
K2M Group Holdings*	4,759	116
Karyopharm Therapeutics*	3,446	29
Keryx Biopharmaceuticals*	9,387	66
Kindred Biosciences*	3,110	23
Kindred Healthcare	10,048	90
Kite Pharma*	5,736	622
Kura Oncology*	1,673	15
La Jolla Pharmaceutical*	2,030	60
Laboratory Corp of America Holdings*	5,700	906
Landauer	1,119	61
Lannett*	3,121	64
Lantheus Holdings*	3,057	56
LeMaitre Vascular	1,639	59
Lexicon Pharmaceuticals*	4,921	80
LHC Group*	1,816	105
LifePoint Health*	2,000	119
Ligand Pharmaceuticals*	2,444	296
LivaNova*	5,695	347
Loxo Oncology*	2,349	170
Luminex	4,482	92
MacroGenics*	3,771	62
Madrigal Pharmaceuticals*	477	7
Magellan Health*	2,797	209
Masimo*	5,305	502

32	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Matinas BioPharma Holdings*	7,850	$9
McKesson	11,800	1,910
Medicines*	7,985	307
MediciNova*	3,202	17
Medidata Solutions*	6,634	510
MEDNAX*	5,000	235
Medpace Holdings*	879	24
Medtronic	76,700	6,440
Merck	153,918	9,832
Meridian Bioscience	4,712	64
Merit Medical Systems*	5,699	234
Merrimack Pharmaceuticals	14,056	19
Mettler-Toledo International*	1,458	836
MiMedx Group*	12,297	184
Minerva Neurosciences*	2,349	16
Miragen Therapeutics*	1,600	22
Molina Healthcare*	5,206	348
Momenta Pharmaceuticals*	8,616	143
Mylan*	29,700	1,158
MyoKardia*	1,614	25
Myriad Genetics*	8,111	197
NanoString Technologies*	1,913	29
NantHealth*	1,007	4
NantKwest*	3,583	23
Natera*	3,694	30
National HealthCare	1,274	83
National Research, Cl A	936	28
Natus Medical*	3,784	133
Nektar Therapeutics, Cl A*	17,439	381
Neogen*	4,351	287
NeoGenomics*	6,581	62
Neos Therapeutics*	2,348	15
Neurocrine Biosciences*	4,700	226
Nevro*	3,251	280
NewLink Genetics*	2,578	19
Novavax*	28,940	30
Novelion Therapeutics*	1,775	16
Novocure*	6,777	140
NuVasive*	5,942	391
NxStage Medical*	7,408	174
Nymox Pharmaceutical*	3,345	13
Obalon Therapeutics*	346	3
Ocular Therapeutix*	2,658	17
Omeros*	4,695	98
Omnicell*	4,249	211
OPKO Health*	16,300	105
OraSure Technologies*	6,488	114
Organovo Holdings*	11,425	27
Orthofix International*	2,184	95
Otonomy*	3,127	59
Owens & Minor	7,412	239
Oxford Immunotec Global*	2,932	49

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pacific Biosciences of California*	9,084	$30
Pacira Pharmaceuticals*	4,608	182
Paratek Pharmaceuticals*	2,766	54
PAREXEL International*	5,902	517
Patheon*	2,300	80
Patterson	4,800	200
PDL BioPharma	19,407	44
Penumbra*	3,439	281
PerkinElmer	6,000	395
Pfizer	332,356	11,021
PharMerica*	3,689	93
Phibro Animal Health, Cl A	2,253	86
Pieris Pharmaceuticals*	5,033	26
Portola Pharmaceuticals, Cl A*	5,889	363
PRA Health Sciences*	4,549	338
Premier, Cl A*	2,300	80
Prestige Brands Holdings*	6,405	343
Progenics Pharmaceuticals*	8,250	50
Protagonist Therapeutics*	820	10
Providence Service*	1,431	74
PTC Therapeutics*	4,048	83
Pulse Biosciences*	1,069	21
Puma Biotechnology*	3,317	315
QIAGEN	13,137	431
Quality Systems*	6,012	103
Quest Diagnostics	7,800	845
Quidel*	3,272	105
Quintiles IMS Holdings*	7,056	639
Quotient*	3,137	17
R1 RCM*	11,766	40
Ra Pharmaceuticals*	1,379	20
Radius Health*	4,365	192
RadNet*	3,949	30
Reata Pharmaceuticals, Cl A*	998	29
Recro Pharma*	1,597	12
Regeneron Pharmaceuticals*	4,366	2,146
REGENXBIO*	3,237	58
Repligen*	4,121	166
ResMed	8,000	617
Retrophin*	4,251	86
Revance Therapeutics*	2,449	56
Rigel Pharmaceuticals*	13,442	32
Rockwell Medical*	5,833	42
RTI Surgical*	6,102	35
Sage Therapeutics*	4,054	323
Sangamo Therapeutics*	8,714	75
Sarepta Therapeutics*	6,979	269
SciClone Pharmaceuticals*	5,682	62
Seattle Genetics*	5,400	273
Select Medical Holdings*	12,578	204
Selecta Biosciences*	1,374	23
Seres Therapeutics*	1,849	25

33	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sientra*	2,176	$22
Simulations Plus	1,660	25
Spark Therapeutics*	2,727	194
Spectranetics*	4,969	191
Spectrum Pharmaceuticals*	9,036	67
STAAR Surgical*	5,073	52
Stemline Therapeutics*	2,882	27
STERIS	4,700	385
Strongbridge Biopharma*	2,572	20
Stryker	19,100	2,810
Sucampo Pharmaceuticals, Cl A*	2,518	27
Supernus Pharmaceuticals*	5,587	226
Surgery Partners*	2,381	47
Surmodics*	1,714	45
Syndax Pharmaceuticals*	577	7
Synergy Pharmaceuticals*	26,607	103
Syros Pharmaceuticals*	1,467	33
Tabula Rasa HealthCare*	715	11
Tactile Systems Technology*	1,072	32
Taro Pharmaceutical Industries*	434	50
Teladoc*	6,313	207
Teleflex	2,600	539
Teligent*	5,392	42
Tenet Healthcare*	9,539	166
TESARO*	2,100	268
Tetraphase Pharmaceuticals*	3,983	26
TG Therapeutics*	5,112	59
TherapeuticsMD*	17,438	99
Theravance Biopharma*	4,883	157
Thermo Fisher Scientific	21,800	3,827
Tivity Health*	4,407	175
Tocagen*	1,288	14
Trevena*	4,699	12
Triple-S Management, Cl B*	2,659	41
Ultragenyx Pharmaceutical*	4,664	309
United Therapeutics*	2,400	308
UnitedHealth Group	53,900	10,339
Universal Health Services, Cl B	4,900	543
US Physical Therapy	1,506	95
Utah Medical Products	372	26
Vanda Pharmaceuticals*	5,167	80
Varex Imaging*	4,421	136
Varian Medical Systems*	5,200	505
VBI Vaccines*	2,544	12
VCA*	4,400	407
Veeva Systems, Cl A*	6,200	395
Veracyte*	2,786	22
Versartis*	3,796	70
Vertex Pharmaceuticals*	14,000	2,125
ViewRay*	4,128	20
Viveve Medical*	2,324	15
Vocera Communications*	3,029	83

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Voyager Therapeutics*	1,274	$10
vTv Therapeutics, Cl A*	501	2
VWR*	5,100	168
Waters*	4,300	746
WaVe Life Sciences*	1,115	22
WellCare Health Plans*	2,400	425
West Pharmaceutical Services	3,900	346
Wright Medical Group*	12,412	326
XBiotech*	1,820	8
Xencor*	4,490	105
Zimmer Biomet Holdings	11,200	1,359
ZIOPHARM Oncology*	15,457	85
Zoetis, Cl A	27,400	1,713
Zogenix*	3,279	39
Zynerba Pharmaceuticals*	1,583	22

		214,580

Industrials — 7.3%
3M	32,500	6,538
AAON	4,917	166
AAR	3,954	148
ABM Industries	6,557	293
Acacia Research*	5,293	18
ACCO Brands*	13,006	152
Actuant, Cl A	6,971	169
Acuity Brands	2,400	486
Advanced Disposal Services*	2,852	69
Advanced Drainage Systems	4,062	83
Advisory Board*	4,810	270
AECOM*	8,500	271
Aegion, Cl A*	4,011	96
Aerojet Rocketdyne Holdings*	8,333	195
Aerovironment*	2,495	94
AGCO	4,000	289
Air Lease, Cl A	5,800	230
Air Transport Services Group*	5,886	143
Aircastle	5,541	130
Alamo Group	1,118	104
Alaska Air Group	6,900	588
Albany International, Cl A	3,489	187
Allegiant Travel, Cl A	1,547	200
Allegion	5,300	431
Allied Motion Technologies	683	20
Allison Transmission Holdings	7,800	295
Altra Industrial Motion	3,473	155
AMERCO	300	117
Ameresco, Cl A*	2,406	16
American Airlines Group	24,800	1,251
American Railcar Industries	813	30
American Woodmark*	1,611	158
AMETEK	12,900	794
AO Smith	7,900	423
Apogee Enterprises	3,343	174

34	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Applied Industrial Technologies	4,571	$258
Aqua Metals*	1,654	19
ARC Document Solutions*	4,499	16
ArcBest	2,881	80
Arconic	21,766	540
Argan	1,661	107
Armstrong Flooring*	2,743	48
Armstrong World Industries*	2,300	112
Astec Industries	2,380	120
Astronics*	1,966	57
Astronics, Cl B*	326	10
Atkore International Group*	3,850	80
Atlas Air Worldwide Holdings*	2,848	169
Avis Budget Group*	8,788	270
Axon Enterprise*	6,298	155
AZZ	3,087	156
Babcock & Wilcox Enterprises*	5,365	56
Barnes Group	5,971	359
Barrett Business Services	896	49
Beacon Roofing Supply*	7,191	330
BG Staffing	1,060	18
Blue Bird*	635	11
BMC Stock Holdings*	7,682	169
Boeing	32,000	7,759
Brady, Cl A	5,409	180
Briggs & Stratton	5,041	118
Brink’s	5,353	418
Builders FirstSource*	11,655	183
BWX Technologies, Cl W	5,300	279
Caesarstone*	2,844	100
CAI International*	1,744	46
Carlisle	3,500	342
Casella Waste Systems, Cl A*	4,740	80
Caterpillar	32,000	3,646
CBIZ*	5,610	83
CECO Environmental	3,085	30
CH Robinson Worldwide	7,700	505
Chart Industries*	3,663	125
Cintas	4,700	634
CIRCOR International	1,932	97
Clean Harbors*	3,000	170
Cogint*	1,727	8
Colfax*	5,400	223
Columbus McKinnon	2,377	61
Comfort Systems	4,533	151
Commercial Vehicle Group*	3,506	31
Continental Building Products*	4,364	96
Copart*	11,000	346
Covanta Holding	13,754	208
Covenant Transportation Group, Cl A*	1,257	24
CRA International	925	36
Crane	2,900	219

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CSW Industrials*	1,723	$67
CSX	49,100	2,423
Cubic	3,096	148
Cummins	8,800	1,478
Curtiss-Wright	5,243	506
Daseke*	2,838	35
Deere	17,900	2,296
Delta Air Lines	37,700	1,861
Deluxe	5,794	418
DigitalGlobe*	7,641	267
DMC Global	1,508	21
Donaldson	7,100	337
Douglas Dynamics	2,614	83
Dover	8,800	739
Ducommun*	1,127	33
Dun & Bradstreet	2,100	233
DXP Enterprises*	1,854	53
Dycom Industries*	3,685	334
Eagle Bulk Shipping*	5,545	24
Eastern	808	23
Echo Global Logistics*	3,340	46
EMCOR Group	6,812	460
Emerson Electric	35,700	2,128
Encore Wire	2,505	112
Energous*	1,615	24
Energy Recovery*	3,611	27
EnerSys	5,160	373
Engility Holdings*	2,080	61
Ennis	3,181	61
EnPro Industries	2,577	198
EnviroStar	508	13
Equifax	6,700	974
ESCO Technologies	3,027	187
Essendant	4,611	58
Esterline Technologies*	3,072	296
ExOne*	1,220	14
Expeditors International of Washington	9,900	583
Exponent	3,112	203
Fastenal	16,200	696
Federal Signal	7,316	135
FedEx	13,900	2,892
Flowserve	7,200	296
Fluor	7,700	334
Fortive	17,372	1,125
Fortune Brands Home & Security	8,800	578
Forward Air	3,507	182
Foundation Building Materials*	1,478	18
Franklin Covey*	1,126	21
Franklin Electric	5,581	225
FreightCar America	1,322	22
FTI Consulting*	5,006	164
Gardner Denver Holdings*	2,900	67

35	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
GATX	4,508	$279
Gencor Industries*	871	14
Generac Holdings*	7,253	261
General Cable	5,638	109
General Dynamics	14,500	2,847
General Electric	488,357	12,507
Genesee & Wyoming, Cl A*	3,400	222
Gibraltar Industries*	3,633	108
Global Brass & Copper Holdings	2,505	80
GMS*	2,764	83
Gorman-Rupp	2,081	63
GP Strategies*	1,690	48
Graco	3,100	360
Graham	1,041	21
Granite Construction	4,786	235
Great Lakes Dredge & Dock*	6,228	25
Greenbrier	3,158	142
Griffon	3,539	73
H&E Equipment Services	3,710	84
Hardinge	1,277	15
Harsco*	9,733	150
Hawaiian Holdings*	6,357	263
HC2 Holdings*	3,606	22
HD Supply Holdings*	10,900	354
Healthcare Services Group	8,350	436
Heartland Express	5,551	117
HEICO	1,250	100
HEICO, Cl A	2,875	204
Heidrick & Struggles International	2,179	39
Herc Holdings*	2,842	129
Heritage-Crystal Clean*	1,400	26
Herman Miller	7,068	238
Hertz Global Holdings*	6,420	88
Hexcel	5,300	271
Hill International*	3,575	18
Hillenbrand	7,555	272
HNI	5,393	204
Honeywell International	42,738	5,817
Hub Group, Cl A*	4,106	140
Hubbell, Cl B	3,000	356
Hudson Technologies*	4,303	35
Huntington Ingalls Industries	2,600	536
Hurco	692	23
Huron Consulting Group*	2,497	89
Huttig Building Products*	3,452	25
Hyster-Yale Materials Handling, Cl A	1,145	81
ICF International*	2,238	101
IDEX	4,200	489
IES Holdings*	864	15
IHS Markit*	21,800	1,017
Illinois Tool Works	17,100	2,406
InnerWorkings*	4,880	58

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Insperity	2,210	$167
Insteel Industries	2,019	53
Interface, Cl A	7,898	150
ITT	5,400	221
Jacobs Engineering Group	6,600	348
JB Hunt Transport Services	4,800	435
JELD-WEN Holding*	2,887	94
JetBlue Airways*	19,200	421
John Bean Technologies	3,725	344
Johnson Controls International	52,545	2,047
Kadant	1,331	104
Kaman	3,276	167
Kansas City Southern	6,000	619
KAR Auction Services	7,600	319
KBR	16,891	252
Kelly Services, Cl A	3,548	79
Kennametal	9,371	346
KeyW Holding*	5,460	48
Kforce	2,927	55
Kimball International, Cl B	4,351	73
Kirby*	2,700	164
KLX*	6,286	326
Knight Transportation	8,710	310
Knoll	5,907	114
Korn	6,007	201
Kratos Defense & Security Solutions*	7,998	88
L3 Technologies	4,300	752
Landstar System	2,400	200
Lawson Products*	701	16
Layne Christensen*	1,952	21
LB Foster, Cl A	1,209	21
Lennox International	2,200	376
Lincoln Electric Holdings	3,400	297
Lindsay	1,311	120
Lockheed Martin	14,052	4,105
LSC Communications	3,923	84
LSI Industries	2,505	21
Lydall*	2,058	102
Macquarie Infrastructure	4,200	318
Manitowoc	15,866	91
ManpowerGroup	3,700	396
Marten Transport	4,481	71
Masco	18,200	694
MasTec*	7,856	363
Matson	5,285	149
Matthews International, Cl A	3,813	250
McGrath RentCorp	2,677	95
Mercury Systems*	5,545	243
Meritor*	10,073	174
Middleby*	3,100	405
Milacron Holdings*	5,265	95
Miller Industries	1,166	30

36	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mistras Group*	2,191	$44
Mobile Mini	5,143	158
Moog, Cl A*	3,821	284
MRC Global*	11,224	183
MSA Safety	3,967	318
MSC Industrial Direct, Cl A	2,400	171
Mueller Industries	6,644	209
Mueller Water Products, Cl A	18,277	212
Multi-Color	1,634	132
MYR Group*	1,771	56
National Presto Industries	593	67
Navigant Consulting*	5,606	95
Navios Maritime Holdings*	12,417	15
Navistar International*	5,972	184
NCI Building Systems*	4,957	89
Neff, Cl A*	1,074	23
Nexeo Solutions*	3,626	30
Nielsen Holdings	19,800	852
NL Industries*	1,180	9
NN	3,176	88
Nordson	3,100	394
Norfolk Southern	16,300	1,835
Northrop Grumman	8,993	2,366
Northwest Pipe*	1,401	21
NOW*	12,794	204
NV5 Holdings*	797	33
Old Dominion Freight Line	3,600	345
Omega Flex	327	20
On Assignment*	6,049	298
Orbital ATK	3,300	337
Orion Group Holdings*	2,964	21
Oshkosh	4,100	282
Owens Corning	6,400	429
PACCAR	19,400	1,328
Parker-Hannifin	7,500	1,245
Park-Ohio Holdings	1,131	45
Patrick Industries*	1,856	141
Pendrell*	1,739	12
PGT Innovations*	5,661	74
Pitney Bowes	9,500	150
Plug Power*	23,570	53
Ply Gem Holdings*	2,632	46
Powell Industries	910	29
Preformed Line Products	283	14
Primoris Services	4,962	124
Proto Labs*	2,995	221
Quad	3,306	74
Quanex Building Products	4,081	88
Quanta Services*	8,100	273
Radiant Logistics*	4,219	18
Raven Industries	4,294	148
Raytheon	16,400	2,817

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
RBC Bearings*	2,671	$276
Regal Beloit	2,300	192
Republic Services, Cl A	13,000	835
Resources Connection	3,163	42
REV Group	1,444	39
Revolution Lighting Technologies*	1,755	13
Rexnord*	12,217	283
Roadrunner Transportation Systems*	3,232	23
Robert Half International	7,000	317
Rockwell Automation	7,200	1,188
Rockwell Collins	8,967	955
Rollins	5,800	252
Roper Technologies	5,700	1,325
RPX*	5,941	81
RR Donnelley & Sons	8,231	102
Rush Enterprises, Cl A*	3,427	148
Rush Enterprises, Cl B*	713	29
Ryder System	2,900	211
Safe Bulkers*	6,624	17
Saia*	3,011	164
Schneider National, Cl B	3,822	83
Scorpio Bulkers*	6,152	44
Sensata Technologies Holding*	9,400	424
Simpson Manufacturing	4,972	220
SiteOne Landscape Supply*	3,983	209
SkyWest	5,953	217
Snap-on	3,300	509
Southwest Airlines	31,300	1,737
SP Plus*	2,088	68
Spartan Motors	3,601	32
Sparton*	1,015	23
Spirit AeroSystems Holdings, Cl A	6,700	405
Spirit Airlines*	3,900	152
SPX*	5,029	138
SPX FLOW*	4,861	172
Standex International	1,468	141
Stanley Black & Decker	8,500	1,196
Steelcase, Cl A	10,144	138
Stericycle*	4,600	355
Sterling Construction*	3,031	39
Sun Hydraulics	2,873	119
Sunrun*	10,335	78
Supreme Industries, Cl A	1,411	21
Swift Transportation, Cl A*	8,764	223
Team*	3,509	50
Teledyne Technologies*	1,900	259
Tennant	2,141	162
Terex	5,400	213
Tetra Tech	6,603	313
Textainer Group Holdings	2,888	47
Textron	14,900	732
Thermon Group Holdings*	3,721	66

37	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Timken	3,600	$164
Titan International	5,297	68
Titan Machinery*	1,882	34
Toro	6,000	427
TPI Composites*	1,381	26
TransDigm Group	2,778	784
TransUnion*	7,090	325
Trex*	3,569	268
TriMas*	5,475	133
TriNet Group*	4,900	171
Trinity Industries	8,100	222
Triton International	5,230	189
Triumph Group	5,782	148
TrueBlue*	4,887	125
Tutor Perini*	4,406	117
Twin Disc*	1,270	21
UniFirst	1,771	252
Union Pacific	45,200	4,654
United Continental Holdings*	15,700	1,063
United Parcel Service, Cl B	38,600	4,257
United Rentals*	4,800	571
United Technologies	42,000	4,980
Univar*	5,800	180
Universal Forest Products	2,339	196
Universal Truckload Services	934	14
US Ecology	2,529	131
USG*	4,400	119
Valmont Industries	1,300	198
Vectrus*	1,331	45
Verisk Analytics, Cl A*	8,500	742
Veritiv*	1,450	54
Viad	2,486	133
Vicor*	1,803	32
Vivint Solar*	2,653	14
VSE	1,102	57
Wabash National	7,120	136
WABCO Holdings*	3,000	413
Wabtec	4,700	354
WageWorks*	4,406	287
Waste Management	24,700	1,856
Watsco	1,800	271
Watts Water Technologies, Cl A	3,374	217
Welbilt*	6,400	125
Werner Enterprises	5,467	162
Wesco Aircraft Holdings*	6,351	69
WESCO International*	2,600	133
West	5,038	118
Willdan Group*	885	30
Willis Lease Finance*	471	12
Woodward	6,352	444
WW Grainger	3,000	500
XPO Logistics*	6,100	367

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Xylem	9,700	$550
YRC Worldwide*	4,328	58

		165,648

Information Technology — 14.9%
2U*	5,138	266
3D Systems*	12,958	218
58.com ADR*	4,400	225
8x8*	10,679	136
A10 Networks*	5,282	37
Acacia Communications*	2,169	95
ACI Worldwide*	13,558	314
Activision Blizzard	41,200	2,545
Actua*	4,309	58
Acxiom*	9,131	246
Adobe Systems*	27,668	4,053
ADTRAN	5,656	133
Advanced Energy Industries*	4,690	340
Advanced Micro Devices*	45,900	625
Aerohive Networks*	2,621	12
Agilysys*	1,661	17
Akamai Technologies*	9,300	438
Alarm.com Holdings*	2,383	91
Alibaba Group Holding ADR*	52,000	8,057
Alliance Data Systems	2,700	652
Alpha & Omega Semiconductor*	2,367	42
Alphabet, Cl A*	16,729	15,817
Alphabet, Cl C*	17,000	15,818
Alteryx, Cl A*	1,281	26
Ambarella*	3,829	192
Amber Road*	1,954	18
Amdocs	8,100	544
American Software, Cl A	2,714	26
Amkor Technology*	11,963	124
Amphenol, Cl A	17,000	1,303
Analog Devices	20,170	1,594
Angie’s List*	5,074	61
Anixter International*	3,463	273
ANSYS*	4,800	622
Appfolio, Cl A*	851	30
Apple	292,954	43,571
Applied Materials	60,600	2,685
Applied Optoelectronics*	2,117	206
Apptio, Cl A*	2,341	42
Arista Networks*	2,900	433
ARRIS International*	10,600	296
Arrow Electronics*	5,100	415
Aspen Technology*	8,897	506
Atlassian, Cl A*	4,100	147
Autodesk*	11,700	1,296
Automatic Data Processing	25,100	2,985
Avid Technology*	3,498	18
Avnet	7,100	272

38	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AVX	5,501	$98
Axcelis Technologies*	3,470	77
AXT*	4,366	38
Badger Meter	3,285	149
Bankrate*	5,653	79
Barracuda Networks*	2,580	58
Bazaarvoice*	10,509	49
Bel Fuse, Cl B	1,012	26
Belden	4,974	358
Benchmark Electronics*	5,953	200
Benefitfocus*	1,645	59
Black Knight Financial Services, Cl A*	1,500	64
Blackbaud	5,657	522
Blackhawk Network Holdings, Cl A*	6,561	286
Blackline*	1,111	43
Blucora*	4,583	103
Booz Allen Hamilton Holding, Cl A	8,100	278
Bottomline Technologies*	4,886	139
Box, Cl A*	9,216	174
Brightcove*	3,154	21
Broadcom, Cl A	22,407	5,527
Broadridge Financial Solutions	6,500	493
BroadSoft*	3,516	155
Brocade Communications Systems	21,900	277
Brooks Automation	8,059	198
CA	17,500	543
Cabot Microelectronics	2,818	209
CACI International, Cl A*	2,887	361
Cadence Design Systems*	15,000	553
CalAmp*	4,215	81
Calix*	4,334	30
Callidus Software*	7,276	177
Carbonite*	3,093	73
Cardtronics*	5,366	168
Care.com*	1,743	25
Cars.com*	8,448	205
Cass Information Systems	1,285	85
Cavium*	3,700	229
CDK Global	7,500	493
CDW	8,800	558
CEVA*	2,348	109
ChannelAdvisor*	2,428	25
Ciena*	16,291	419
Cirrus Logic*	7,631	469
Cisco Systems	281,759	8,861
Citrix Systems*	8,600	679
Clearfield*	1,217	14
Cloudera*	1,636	28
Cognex	4,500	428
Cognizant Technology Solutions, Cl A	32,600	2,260
Coherent*	1,400	371
Cohu	3,145	57

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CommerceHub*	5,022	$91
CommScope Holding*	10,600	390
CommVault Systems*	4,592	273
Comtech Telecommunications	2,597	47
Conduent*	10,960	181
Control4*	2,983	68
Convergys	11,183	268
CoreLogic*	4,500	205
Cornerstone OnDemand*	5,906	238
Corning	50,500	1,472
CoStar Group*	1,800	496
Coupa Software*	3,497	107
CPI Card Group	2,359	7
Cray*	4,805	99
Cree*	11,462	297
CSG Systems International	3,830	158
CSRA	9,300	303
CTS	3,709	82
CyberOptics*	995	16
Cypress Semiconductor	17,000	241
Daktronics	4,544	44
Dell Technologies, Cl V*	11,168	718
DHI Group*	5,258	12
Diebold Nixdorf	9,036	211
Digi International*	2,728	29
Digimarc*	1,144	36
Diodes*	4,694	125
Dolby Laboratories, Cl A	3,300	171
DSP Group*	2,286	29
DST Systems	3,400	187
DXC Technology	16,017	1,255
Eastman Kodak*	1,792	17
eBay*	56,300	2,012
Ebix	2,990	173
EchoStar, Cl A*	2,900	176
Electro Scientific Industries*	3,007	26
Electronic Arts*	16,700	1,950
Electronics For Imaging*	5,619	273
Ellie Mae*	4,007	349
EMCORE	2,813	33
Endurance International Group Holdings*	7,156	66
EnerNOC*	2,922	22
Entegris*	16,758	437
Envestnet*	4,991	195
EPAM Systems*	5,778	497
ePlus*	1,470	119
Euronet Worldwide*	2,900	280
Everbridge*	2,171	51
Everi Holdings*	7,471	56
EVERTEC	7,384	132
Exa*	1,504	21
ExlService Holdings*	3,803	219

39	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Extreme Networks*	12,331	$108
F5 Networks*	3,500	423
Facebook, Cl A*	131,088	22,187
Fair Isaac	3,669	523
FARO Technologies*	1,894	75
Fidelity National Information Services	18,500	1,688
Finisar*	12,791	348
FireEye*	10,600	155
First Data, Cl A*	20,500	383
First Solar*	4,900	242
Fiserv*	11,846	1,522
Fitbit, Cl A*	20,495	106
Five9*	6,116	135
FleetCor Technologies*	5,113	777
FLIR Systems	7,900	295
FormFactor*	8,472	111
Forrester Research	1,193	49
Fortinet*	8,000	295
Gartner*	4,800	616
Genpact	7,600	220
Gigamon*	4,357	173
Global Payments	8,700	821
Global Sources*	929	18
Glu Mobile*	11,101	30
GoDaddy, Cl A*	4,300	185
Gogo*	6,344	77
GrubHub*	10,183	470
GSI Technology*	1,961	14
GTT Communications*	3,774	115
Guidance Software*	2,492	18
Guidewire Software*	3,900	281
Hackett Group	2,672	44
Harmonic*	9,128	37
Harris	6,900	790
Hewlett Packard Enterprise	92,400	1,618
Hortonworks*	4,987	67
HP	95,300	1,820
HubSpot*	3,949	286
IAC*	4,000	419
Ichor Holdings*	1,482	34
II-VI*	7,210	275
Immersion*	3,071	26
Imperva*	4,023	181
Impinj*	2,113	104
Infinera*	17,123	201
Information Services Group*	3,397	14
Inphi*	4,743	182
Insight Enterprises*	4,312	175
Instructure*	2,494	81
Integrated Device Technology*	15,991	418
Intel	264,905	9,396
InterDigital	4,114	300

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Internap*	9,372	$36
International Business Machines	48,330	6,992
Intevac*	2,280	26
Intuit	13,600	1,866
IPG Photonics*	1,900	290
Iteris*	3,519	22
Itron*	4,044	295
IXYS	3,244	56
j2 Global	5,569	471
Jabil	10,600	323
Jack Henry & Associates	4,300	461
Juniper Networks	21,000	587
KEMET*	5,361	90
Keysight Technologies*	10,600	441
Kimball Electronics*	3,470	67
KLA-Tencor	8,600	797
Knowles*	10,449	158
Kopin*	6,804	26
KVH Industries*	1,684	18
Lam Research	9,100	1,451
Lattice Semiconductor*	14,904	104
Leaf Group*	1,702	13
Leidos Holdings	7,701	412
Limelight Networks*	7,942	27
Liquidity Services*	2,654	18
Littelfuse	2,621	472
LivePerson*	6,817	92
LogMeIn	2,900	338
Lumentum Holdings*	7,153	448
MACOM Technology Solutions Holdings*	4,758	288
Majesco*	770	4
Manhattan Associates*	3,900	172
ManTech International, Cl A	2,937	117
Marvell Technology Group	22,200	345
Mastercard, Cl A	53,000	6,773
Match Group*	1,200	22
Maxim Integrated Products	15,900	722
MAXIMUS	7,416	448
MaxLinear, Cl A*	7,184	188
Maxwell Technologies*	3,445	20
Meet Group*	8,333	42
Mesa Laboratories	362	52
Methode Electronics	4,344	173
Microchip Technology	12,000	960
Micron Technology*	58,900	1,656
Microsemi*	6,400	333
Microsoft	421,193	30,621
MicroStrategy, Cl A*	1,152	155
MicroVision*	10,338	23
MINDBODY, Cl A*	4,323	112
Mitek Systems*	3,186	30
MKS Instruments	6,296	527

40	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MobileIron*	5,121	$23
Mobileye*	6,273	397
Model N*	2,332	31
Momo ADR*	4,600	202
MoneyGram International*	3,518	57
Monolithic Power Systems	4,613	472
Monotype Imaging Holdings	4,912	93
Motorola Solutions	9,000	816
MTS Systems	1,958	103
MuleSoft, Cl A*	1,772	39
Nanometrics*	2,758	73
Napco Security Technologies*	1,648	15
National Instruments	5,800	239
NCI, Cl A*	677	14
NCR*	6,900	261
NeoPhotonics*	3,238	26
NetApp	15,700	682
NETGEAR*	3,770	181
NetScout Systems*	10,633	367
NeuStar, Cl A*	6,481	216
New Relic*	3,439	161
NIC	7,477	121
Novanta*	3,709	137
Nuance Communications*	15,900	275
Nutanix, Cl A*	4,083	87
NVE	574	45
NVIDIA	31,900	5,184
Oclaro*	19,434	190
Okta, Cl A*	1,304	29
Ominto*	1,843	10
ON Semiconductor*	22,800	341
Oracle	161,588	8,068
OSI Systems*	2,109	169
Palo Alto Networks*	5,000	659
Pandora Media*	11,100	99
Park City Group*	1,440	19
Park Electrochemical	2,525	47
Paychex	17,700	1,024
Paycom Software*	5,785	405
Paylocity Holding*	3,145	143
PayPal Holdings*	63,700	3,730
PC Connection	1,195	31
PCM*	1,422	18
PDF Solutions*	3,220	52
Pegasystems	4,315	261
Perficient*	4,105	77
Photronics*	7,678	77
Pixelworks*	4,301	20
Planet Payment*	4,605	15
Plantronics	3,971	179
Plexus*	4,044	217
Power Integrations	3,326	235

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Presidio*	2,229	$30
Progress Software	5,890	189
Proofpoint*	5,093	434
PROS Holdings*	2,942	85
PTC*	6,300	348
Pure Storage, Cl A*	10,920	132
Q2 Holdings*	3,797	148
QAD, Cl A	1,026	32
Qorvo*	7,400	507
QUALCOMM	83,200	4,425
Qualys*	3,798	152
Quantenna Communications*	2,478	50
Quantum*	3,905	32
QuinStreet*	4,054	16
Quotient Technology*	7,904	92
Radisys*	3,900	10
Rambus*	13,102	169
Rapid7*	2,599	39
RealNetworks*	2,647	12
RealPage*	7,012	272
Red Hat*	10,100	999
Reis	927	20
RingCentral, Cl A*	7,450	259
Rocket Fuel*	4,972	13
Rogers*	2,154	254
Rosetta Stone*	2,078	22
Rubicon Project*	3,863	18
Rudolph Technologies*	3,512	87
Sabre	11,800	261
salesforce.com*	38,100	3,459
Sanmina*	8,734	313
ScanSource*	2,892	115
Science Applications International	5,199	366
SecureWorks, Cl A*	679	7
Semtech*	7,809	309
ServiceNow*	9,300	1,027
ServiceSource International*	6,439	24
ShoreTel*	8,019	60
Shutterstock*	2,213	93
Sigma Designs*	3,795	25
Silicon Laboratories*	4,902	368
Silver Springs Network*	4,439	50
Skyworks Solutions	10,300	1,080
Sonus Networks*	5,834	40
Splunk*	7,900	474
SPS Commerce*	1,917	111
Square, Cl A*	12,300	324
SS&C Technologies Holdings	9,400	364
Stamps.com*	1,828	271
StarTek*	1,593	20
SunPower, Cl A*	7,011	78
Super Micro Computer*	4,648	125

41	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sykes Enterprises*	4,483	$152
Symantec	34,900	1,082
Synaptics*	4,123	217
Synchronoss Technologies*	4,661	79
SYNNEX	3,511	418
Synopsys*	8,200	628
Syntel	4,094	80
Systemax	1,298	24
Tableau Software, Cl A*	3,500	226
Take-Two Interactive Software*	5,500	437
Tech Data*	4,149	425
TechTarget*	2,056	20
Telenav*	3,493	26
TeleTech Holdings	1,926	81
Teradata*	7,300	232
Teradyne	11,300	391
Texas Instruments	56,000	4,557
TiVo	13,967	274
Total System Services	10,100	641
Trade Desk, Cl A*	2,034	108
Travelport Worldwide	14,807	212
Trimble*	13,700	513
TrueCar*	7,594	144
TTM Technologies*	10,841	188
Tucows, Cl A*	1,056	58
Twilio, Cl A*	7,295	213
Twitter*	38,000	611
Tyler Technologies*	2,000	344
Ubiquiti Networks*	2,625	143
Ultimate Software Group*	1,700	384
Ultra Clean Holdings*	3,844	90
Unisys*	5,848	75
Universal Display	2,300	277
Upland Software*	1,054	26
USA Technologies*	3,864	21
Vantiv, Cl A*	8,800	559
Varonis Systems*	2,245	84
VASCO Data Security International*	3,605	49
Veeco Instruments*	5,379	166
VeriFone Systems*	13,071	255
Verint Systems*	7,481	297
VeriSign*	5,200	526
Versum Materials	6,500	229
ViaSat*	6,207	410
Viavi Solutions*	27,584	303
VirnetX Holding*	5,261	18
Virtusa*	3,154	105
Visa, Cl A	103,840	10,338
Vishay Intertechnology	16,064	287
Vishay Precision Group*	1,325	23
VMware, Cl A*	3,800	352
Web.com Group*	4,303	94

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WebMD Health, Cl A*	4,384	$290
Weibo ADR*	2,280	175
Western Digital	16,435	1,399
Western Union	26,600	525
WEX*	2,300	250
Workday, Cl A*	7,200	735
Workiva, Cl A*	2,683	53
Xcerra*	6,289	61
Xerox	13,700	420
Xilinx	14,200	898
XO Group*	3,149	58
Xperi	5,912	173
Yelp, Cl A*	9,115	297
Yext*	1,766	23
Zebra Technologies, Cl A*	2,900	295
Zendesk*	11,403	334
Zillow Group, Cl A*	2,600	118
Zillow Group, Cl C*	5,800	262
Zix*	5,773	31
Zynga, Cl A*	45,900	166

		337,666

Materials — 2.3%
A Schulman	3,564	94
Advanced Emissions Solutions	2,935	31
AdvanSix*	3,516	118
AgroFresh Solutions*	2,402	19
Air Products & Chemicals	11,900	1,692
AK Steel Holding*	36,647	207
Albemarle	6,100	706
Alcoa	10,255	373
Allegheny Technologies	12,755	242
American Vanguard	3,488	62
Ampco-Pittsburgh	947	14
AptarGroup	3,500	283
Ardagh Group, Cl A*	1,600	36
Ashland Global Holdings	3,400	221
Avery Dennison	5,000	465
Axalta Coating Systems*	11,800	372
Balchem	3,697	287
Ball	19,200	804
Bemis	5,100	216
Berry Global Group*	7,400	415
Boise Cascade*	4,548	138
Cabot	3,100	168
Calgon Carbon	5,849	94
Carpenter Technology	5,617	227
Celanese, Cl A	7,600	731
Century Aluminum*	5,861	98
CF Industries Holdings	12,800	376
Chase	840	91
Chemours	10,300	490
Clearwater Paper*	1,991	98

42	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cliffs Natural Resources*	35,460	$274
Codexis*	5,664	31
Coeur Mining*	21,608	179
Commercial Metals	13,531	252
Compass Minerals International	3,978	275
Core Molding Technologies*	1,081	21
Crown Holdings*	7,300	434
Deltic Timber	1,235	89
Domtar	3,200	125
Dow Chemical	68,500	4,400
E.I. du Pont de Nemours	48,900	4,020
Eagle Materials	2,500	235
Eastman Chemical	8,200	682
Ecolab	14,400	1,896
Ferro*	10,142	195
Ferroglobe Representation & Warranty Insurance Trust*	6,943	—
Flotek Industries*	6,131	52
FMC	7,300	558
Forterra*	2,070	18
Freeport-McMoRan*	75,400	1,102
FutureFuel	3,046	44
GCP Applied Technologies*	8,444	256
Gold Resource	5,430	23
Graphic Packaging Holding	18,300	241
Greif, Cl A	3,113	175
Greif, Cl B	730	44
Handy & Harman*	338	11
Hawkins	1,183	53
Haynes International	1,480	46
HB Fuller	5,888	303
Hecla Mining	44,828	242
Huntsman	11,300	301
Ingevity*	5,006	293
Innophos Holdings	2,399	100
Innospec	2,777	173
International Flavors & Fragrances	4,600	613
International Paper	23,100	1,270
Intrepid Potash*	13,178	40
Kaiser Aluminum	2,073	202
KapStone Paper and Packaging	10,183	233
Klondex Mines*	20,639	66
KMG Chemicals	1,139	58
Koppers Holdings*	2,376	86
Kraton*	3,565	133
Kronos Worldwide	2,454	52
Louisiana-Pacific*	17,322	435
LSB Industries*	2,173	15
LyondellBasell Industries, Cl A	18,300	1,649
Martin Marietta Materials	3,500	792
Materion	2,259	87
Minerals Technologies	4,186	296

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Monsanto	24,600	$2,874
Mosaic	19,100	461
Myers Industries	2,774	47
Neenah Paper	2,027	162
NewMarket	398	183
Newmont Mining	29,800	1,108
Nucor	18,100	1,044
Olin	9,200	271
Olympic Steel	967	16
OMNOVA Solutions*	5,099	48
Owens-Illinois*	9,800	234
Packaging Corp of America	5,100	558
PH Glatfelter	5,078	104
Platform Specialty Products*	11,500	161
PolyOne	9,431	345
PPG Industries	14,256	1,500
Praxair	15,900	2,069
Quaker Chemical	1,527	217
Ramaco Resources*	932	6
Rayonier Advanced Materials	4,915	73
Reliance Steel & Aluminum	3,900	282
Royal Gold	3,500	303
RPM International	7,100	368
Ryerson Holding*	1,184	10
Schnitzer Steel Industries, Cl A	3,035	78
Schweitzer-Mauduit International	3,715	143
Scotts Miracle-Gro, Cl A	2,500	240
Sealed Air	10,700	466
Sensient Technologies	5,274	392
Sherwin-Williams	4,600	1,551
Silgan Holdings	4,200	127
Sonoco Products	5,500	267
Southern Copper	9,400	370
Steel Dynamics	12,700	450
Stepan	2,328	191
Summit Materials, Cl A*	12,894	367
SunCoke Energy*	7,470	67
TimkenSteel*	4,650	74
Trecora Resources*	2,105	24
Tredegar	3,022	46
Tronox, Cl A	7,565	147
UFP Technologies*	692	20
United States Lime & Minerals	219	18
United States Steel	10,300	242
US Concrete*	1,766	138
Valhi	4,014	13
Valvoline	10,834	246
Vedanta ADR	15,000	264
Verso*	5,079	24
Vulcan Materials	7,300	899
Warrior Met Coal	1,975	43
Westlake Chemical	2,000	141

43	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WestRock	14,100	$810
Worthington Industries	5,292	268
WR Grace	4,000	276

		53,184

Real Estate — 3.0%
Acadia Realty Trust††	9,974	297
Agree Realty††	2,909	143
Alexander & Baldwin	5,462	229
Alexander’s††	252	110
Alexandria Real Estate Equities††	4,900	594
Altisource Residential††	6,136	80
American Assets Trust††	4,656	189
American Campus Communities††	7,300	350
American Homes 4 Rent, Cl A††	13,200	304
American Tower, Cl A††	23,800	3,245
Apartment Investment & Management, Cl A††	8,700	396
Apple Hospitality††	11,700	216
Armada Hoffler Properties††	5,448	72
Ashford Hospitality Prime††	3,501	36
Ashford Hospitality Trust††	9,318	59
AvalonBay Communities††	7,709	1,483
Bluerock Residential Growth, Cl A††	2,487	33
Boston Properties††	8,700	1,052
Brandywine Realty Trust††	8,700	146
Brixmor Property Group††	17,000	333
Camden Property Trust††	4,700	422
Care Capital Properties††	9,886	239
CareTrust††	8,693	159
CatchMark Timber Trust, Cl A††	4,824	56
CBL & Associates Properties††	20,013	176
CBRE Group, Cl A*	16,300	619
Cedar Realty Trust††	10,393	54
Chatham Lodging Trust††	4,695	97
Chesapeake Lodging Trust††	6,955	175
City Office††	2,938	37
Clipper Realty††	1,949	22
Colony NorthStar, Cl A††	30,058	440
Columbia Property Trust††	6,300	137
Community Healthcare Trust††	1,353	34
Consolidated-Tomoka Land	444	25
CoreCivic††	6,400	177
CorEnergy Infrastructure Trust††	1,435	51
CoreSite Realty††	1,900	206
Corporate Office Properties Trust††	5,900	196
Cousins Properties††	49,068	451
Crown Castle International††	20,600	2,072
CubeSmart††	10,100	249
CyrusOne††	5,100	304
DCT Industrial Trust††	4,900	276
DDR††	16,800	171
DiamondRock Hospitality††	24,009	280

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Digital Realty Trust††	8,900	$1,027
Douglas Emmett††	7,900	302
Duke Realty††	20,300	580
DuPont Fabros Technology††	4,300	268
Easterly Government Properties††	4,499	90
EastGroup Properties††	3,950	344
Education Realty Trust ††	8,757	329
Empire State Realty Trust, Cl A††	6,100	127
EPR Properties††	3,600	261
Equinix††	4,400	1,983
Equity Commonwealth*††	6,700	212
Equity LifeStyle Properties††	4,700	410
Equity Residential††	19,700	1,341
Essex Property Trust††	3,600	942
Extra Space Storage††	6,600	525
Farmland Partners††	3,277	29
Federal Realty Investment Trust††	4,100	544
FelCor Lodging Trust††	16,376	121
First Industrial Realty Trust††	13,776	420
First Potomac Realty Trust††	6,593	73
Forest City Realty Trust, Cl A††	13,000	317
Forestar Group*	4,990	86
Four Corners Property Trust††	7,352	187
Franklin Street Properties††	12,254	130
FRP Holdings*	680	31
Gaming and Leisure Properties††	11,300	429
GEO Group††	14,618	429
Getty Realty††	3,120	81
GGP††	34,300	776
Gladstone Commercial††	2,831	60
Global Medical††	1,641	15
Global Net Lease††	8,046	177
Government Properties Income Trust††	11,093	197
Gramercy Property Trust††	17,756	537
Griffin Industrial Realty	101	3
HCP††	25,800	817
Healthcare Realty Trust††	13,689	456
Healthcare Trust of America, Cl A††	10,900	333
Hersha Hospitality Trust, Cl A††	4,685	88
HFF, Cl A	4,180	153
Highwoods Properties††	5,400	278
Hospitality Properties Trust††	9,000	262
Host Hotels & Resorts††	40,700	759
Howard Hughes*	2,100	264
Hudson Pacific Properties††	8,700	285
Independence Realty Trust††	7,417	75
InfraREIT††	4,628	104
Investors Real Estate Trust††	15,155	94
Invitation Homes††	5,700	122
Iron Mountain††	14,200	517
iStar Financial*††	8,041	96
JBG SMITH Properties*††	4,700	167

44	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Jernigan Capital††	1,086	$23
Jones Lang LaSalle	2,500	318
Kennedy-Wilson Holdings	10,048	202
Kilroy Realty††	5,200	361
Kimco Realty††	23,600	476
Kite Realty Group Trust††	9,915	204
Lamar Advertising, Cl A††	4,500	318
LaSalle Hotel Properties††	13,506	399
Lexington Realty Trust††	25,030	255
Liberty Property Trust††	8,100	340
Life Storage††	2,500	183
LTC Properties††	4,452	230
Macerich††	7,800	448
Mack-Cali Realty††	10,769	283
Marcus & Millichap*	1,858	48
Maui Land & Pineapple*	1,010	18
MedEquities Realty Trust††	3,560	43
Medical Properties Trust††	20,100	261
Mid-America Apartment Communities††	6,417	664
Monmouth Real Estate Investment††	8,223	127
Monogram Residential Trust††	20,463	245
National Health Investors††	4,721	365
National Retail Properties††	8,000	320
National Storage Affiliates Trust††	4,876	112
New Senior Investment Group††	9,066	94
NexPoint Residential Trust††	2,150	54
NorthStar Realty Europe††	6,516	84
Omega Healthcare Investors††	11,300	357
One Liberty Properties††	1,723	42
Outfront Media††	8,300	190
Paramount Group††	11,900	195
Park Hotels & Resorts††	7,616	205
Parkway††	4,965	114
Pebblebrook Hotel Trust††	8,482	286
Pennsylvania††	8,057	96
Physicians Realty Trust††	20,447	381
Piedmont Office Realty Trust, Cl A††	7,300	153
Potlatch††	4,923	236
Preferred Apartment Communities, Cl A††	3,011	52
Prologis††	29,700	1,806
PS Business Parks††	2,318	312
Public Storage††	8,300	1,706
QTS Realty Trust, Cl A††	5,644	302
Quality Care Properties*††	11,094	187
RAIT Financial Trust††	9,643	19
Ramco-Gershenson Properties Trust††	9,180	129
Rayonier††	6,900	201
RE/MAX Holdings, Cl A	2,190	127
Realogy Holdings	8,300	276
Realty Income††	15,500	884
Regency Centers††	8,570	567
Retail Opportunity Investments††	12,763	259

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Retail Properties of America, Cl A††	12,000	$159
Rexford Industrial Realty††	7,777	222
RLJ Lodging Trust††	14,729	312
RMR Group	909	44
Ryman Hospitality Properties††	5,237	328
Sabra Health Care††	7,629	177
Saul Centers††	1,162	69
SBA Communications, Cl A*††	6,900	949
Select Income††	7,397	174
Senior Housing Properties Trust††	13,400	261
Seritage Growth Properties††	3,074	144
Simon Property Group††	17,374	2,754
SL Green Realty††	5,400	558
Spirit Realty Capital††	27,300	216
St. Joe*	6,010	108
STAG Industrial††	10,650	291
Starwood Waypoint Homes††	11,863	415
STORE Capital††	10,100	236
Stratus Properties	681	19
Summit Hotel Properties††	12,245	220
Sun Communities††	3,800	338
Sunstone Hotel Investors††	25,765	419
Tanger Factory Outlet Centers††	4,700	124
Taubman Centers††	3,000	171
Tejon Ranch*	1,869	39
Terreno Realty††	5,499	190
Tier††	5,453	101
Trinity Place Holdings*	2,205	15
UDR††	15,300	598
UMH Properties††	3,168	52
Uniti Group††	9,200	235
Universal Health Realty Income Trust††	1,535	119
Urban Edge Properties††	11,655	293
Urstadt Biddle Properties, Cl A††	3,310	69
Ventas††	20,000	1,347
VEREIT††	52,300	435
Vornado Realty Trust††	9,400	746
Washington††	8,869	296
Washington Prime Group††	21,647	195
Weingarten Realty Investors††	6,300	204
Welltower††	20,600	1,512
Weyerhaeuser††	41,400	1,367
Whitestone, Cl B††	4,519	59
WP Carey††	5,700	390
Xenia Hotels & Resorts††	12,373	251

		67,523

Telecommunication Services — 1.3%
AT&T	345,631	13,480
ATN International	1,319	77
Boingo Wireless*	4,250	63
CenturyLink	29,800	694
Cincinnati Bell*	5,025	94

45	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cogent Communications Holdings	4,845	$202
Consolidated Communications Holdings	7,941	143
Frontier Communications	9,229	141
General Communication, Cl A*	3,185	136
Globalstar*	53,483	99
Hawaiian Telcom Holdco*	785	23
IDT, Cl B	1,830	27
Intelsat*	3,368	11
Iridium Communications*	10,091	100
Level 3 Communications*	16,700	980
Lumos Networks*	2,724	49
Ooma*	2,531	21
ORBCOMM*	7,856	91
pdvWireless*	1,057	26
Shenandoah Telecommunications	5,647	174
Spok Holdings	2,465	40
Sprint*	35,000	279
Straight Path Communications*	982	176
Telephone & Data Systems	4,800	137
T-Mobile US*	16,200	999
United States Cellular*	400	15
Verizon Communications	229,491	11,107
Vonage Holdings*	23,334	154
Windstream Holdings	21,904	83
Zayo Group Holdings*	10,800	354

		29,975

Utilities — 2.2%
AES	36,000	403
ALLETE	6,069	445
Alliant Energy	12,400	503
Ameren	13,600	763
American Electric Power	27,400	1,933
American States Water	4,263	211
American Water Works	10,200	827
Aqua America	10,100	337
AquaVenture Holdings*	986	16
Artesian Resources, Cl A	816	32
Atmos Energy	5,900	512
Avangrid	2,800	127
Avista	7,642	402
Black Hills	6,333	441
Cadiz*	2,451	32
California Water Service Group	5,839	227
Calpine*	19,500	280
CenterPoint Energy	23,500	662
Chesapeake Utilities	1,891	146
CMS Energy	15,700	726
Connecticut Water Service	1,234	70
Consolidated Edison	17,300	1,433
Consolidated Water	1,582	20
Delta Natural Gas	744	23
Dominion Energy	35,200	2,717

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DTE Energy	10,200	$1,092
Duke Energy	39,300	3,345
Dynegy, Cl A*	14,085	127
Edison International	17,600	1,385
El Paso Electric	4,747	246
Entergy	9,900	760
Eversource Energy	18,000	1,094
Exelon	51,500	1,975
FirstEnergy	25,200	804
Genie Energy, Cl B	1,470	10
Global Water Resources	935	9
Great Plains Energy	11,500	355
Hawaiian Electric Industries	5,900	195
IDACORP	5,971	516
MDU Resources Group	11,000	290
MGE Energy	4,180	278
Middlesex Water	1,923	75
National Fuel Gas	4,200	249
New Jersey Resources	10,172	429
NextEra Energy	26,300	3,842
NiSource	17,600	459
Northwest Natural Gas	3,298	208
NorthWestern	5,852	338
NRG Energy	17,600	433
NRG Yield, Cl A	4,245	77
NRG Yield, Cl C	7,363	137
OGE Energy	11,100	398
ONE Gas	6,250	455
Ormat Technologies	4,649	276
Otter Tail	4,465	181
Pattern Energy Group, Cl A	8,381	210
PG&E	28,500	1,929
Pinnacle West Capital	6,000	520
PNM Resources	9,494	378
Portland General Electric	10,599	474
PPL	38,100	1,460
Public Service Enterprise Group	27,900	1,255
Pure Cycle*	2,578	19
RGC Resources	956	26
SCANA	7,100	457
Sempra Energy	13,900	1,571
SJW Group	1,966	104
South Jersey Industries	9,606	326
Southern	56,200	2,694
Southwest Gas Holdings	5,680	455
Spark Energy, Cl A	1,050	22
Spire	5,607	407
TerraForm Global, Cl A*	10,861	55
TerraForm Power, Cl A*	10,151	136
UGI	9,400	474
Unitil	1,680	85
Vectren	4,700	283

46	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vistra Energy	13,400	$220
WEC Energy Group	18,000	1,133
Westar Energy, Cl A	7,700	391
WGL Holdings	5,965	511
Xcel Energy	28,100	1,329
York Water	1,587	55

		50,305

		1,547,071

Total Common Stock (Cost $1,852,941) ($ Thousands)		2,195,428

EXCHANGE TRADED FUNDS — 0.9%

United States — 0.9%
iShares MSCI India Fund	457,464	15,719
iShares MSCI Taiwan Capped Fund	85,500	3,129
SPDR S&P 500 Trust Fund	752	186

		19,034

Total Exchange Traded Funds (Cost $15,178) ($ Thousands)		19,034

PREFERRED STOCK — 0.5%

Brazil — 0.3%
Banco Bradesco	144,693	1,394
Braskem	8,900	107
Centrais Eletricas Brasileiras	17,900	96
Cia Brasileira de Distribuicao*	7,300	170
Cia Energetica de Minas Gerais	36,500	99
Cia Paranaense de Energia	5,300	44
Gerdau	47,100	161
Itau Unibanco Holding	151,000	1,805
Itausa - Investimentos Itau	181,578	539
Lojas Americanas	35,469	173
Petroleo Brasileiro*	179,800	765
Suzano Papel e Celulose, Cl A	21,300	96
Telefonica Brasil	20,500	306
Vale	88,300	828

		6,583

Chile — 0.0%
Embotelladora Andina	13,317	60
Sociedad Quimica y Minera de Chile, Cl B	4,440	182

		242

Colombia — 0.0%
Bancolombia	19,672	215
Grupo Aval Acciones y Valores	185,117	81
Grupo de Inversiones Suramericana	5,014	69

		365

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK (continued)

Germany — 0.1%
Bayerische Motoren Werke	1,579	$125
FUCHS PETROLUB	2,014	119
Henkel & KGaA	5,557	785
Porsche Automobil Holding	4,867	278
Schaeffler	4,809	67
Volkswagen	5,773	885

		2,259

Mexico — 0.0%
Cemex*	672,052	648

South Korea — 0.1%
Amorepacific	630	100
Hyundai Motor	2,908	270
LG Chemical	400	82
LG Household & Health Care	130	74
Samsung Electronics	798	1,377

		1,903

Total Preferred Stock (Cost $8,635) ($ Thousands)		12,000

	Number of Rights
RIGHTS — 0.0%

France — 0.0%
Gecina, Expires 08/04/2017*	1,191	3

Thailand — 0.0%
Charoen PokPhand Foods, Expires 08/03/2017*	24,040	—

United States — 0.0%
Durata Therapeutics*‡	1,300	—
Media General*‡	12,275	19
Tobira Therapeutics, Expires 12/31/2028*	970	—

		19

Total Rights (Cost $—) ($ Thousands)		22

Total Investments — 98.2% (Cost $1,876,754) ($ Thousands)		$2,226,484

47	Adviser Managed Trust / Annual Report / July 31, 2017

SCHEDULE OF INVESTMENTS

July 31, 2017

Tactical Offensive Equity Fund (Continued)

A list of the open futures contracts held by the Fund at July 31, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
MSCI EAFE Index E-MINI	102	Sep-2017	$251
MSCI Emerging Markets E-MINI	163	Sep-2017	432
Russell 2000 Index E-MINI	54	Sep-2017	19
Russell 2000 Index E-MINI	11	Sep-2017	9
S&P 500 Index E-MINI	136	Sep-2017	261
S&P Mid Cap 400 Index E-MINI	9	Sep-2017	8

			$980

Percentages are based on a Net Assets of $2,268,322 ($ Thousands).

*	Non-income producing security.

‡	Expiration date unavailable.

†	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.

††	Real Estate Investment Trust.

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2017, the value of these securities amounted to $4,957 ($ Thousands), representing 0.2% of the Net Assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

EAFE — Europe, Australasia and Far East

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

NVDR — Non-voting Depositary Receipt

PJSC — Public Joint-Stock Company

S&P— Standard & Poor’s

Ser — Series

SPDR — Standard & Poor’s Depository Receipt

The following is a list of the level of inputs used as of July 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3‡		Total
Common Stock	$2,195,428	$—	$—		$2,195,428
Exchange Traded Funds	19,034	—	—		19,034
Preferred Stock	12,000	—	—		12,000
Rights	22	—	—	^	22

Total Investments in Securities	$2,226,484	$—	$—		$2,226,484

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$980	$—	$—	$980

Total Other Financial Instruments	$980	$—	$—	$980

*	Futures contracts are valued at the unrealized appreciation on the instrument.

‡	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Represents securities in which the fair value is $0 or has been rounded to $0.

For the year period ended July 31, 2017, there were transfers between Level 1 and Level 2 assets and liabilities due to the availability of quoted prices in active markets to determine fair value. For the year ended July 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

48	Adviser Managed Trust / Annual Report / July 31, 2017

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Adviser Managed Trust:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Tactical Offensive Equity Fund and the accompanying statement of assets and liabilities, including the schedule of investments, of the Tactical Offensive Fixed Income Fund comprising the Adviser Managed Trust (the “Trust”), as of July 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. The financial statements and financial highlights are included in Item 1 of this Form N-CSR and the schedule of investments in securities of the Tactical Offensive Equity Fund, as of July 31, 2017 is included in Item 6 of this Form N-CSR. These financial statements and financial highlights and the schedule of investments in securities are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of each of the funds comprising the Adviser Managed Trust as of July 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania

September 29, 2017

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adviser Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 6, 2017

By	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: October 6, 2017